Metropolitan Series Fund, Inc.

Annual Report
December 1999


                                   [GRAPHIC]


FOR USE WITH

MetLife Variable Annuities and MetLife and Metropolitan Tower Life Variable Life Insurance Contracts

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN AND PRESIDENT
--------------------------------------------------------------------------------
FEBRUARY 2000


TO OUR VALUED CLIENT:

     We are pleased to present the 1999 Annual Report of the Metropolitan Series Fund, Inc. (Series Fund). The report begins with an overview of the U.S. and international economies for the year. Details for each Portfolio, including a listing of assets, investments, and Portfolio characteristics, follow.


GLANCING BACK, LOOKING AHEAD

     As we step into a new millennium, we find ourselves in a period of intense growth and possibility. The U.S. economy is still thriving, unemployment remains low, and people are continuing to invest with their future in mind. When you purchased your variable product, in addition to looking for protection, two words that were probably at the front of your mind were growth and possibility -- growth of your retirement savings and the possibilities that this growth affords. As you review the performance of your investments, you may want to think about what these two words mean to you as we cross the barrier into another century and how the Portfolios in the Series Fund can continue to meet your needs.


SURPRISES IN THE MARKETS FOR 1999

     . Early worries about Y2K problems proved to be unfounded and had little effect on the markets in general.

     . The stocks of small and medium sized companies rebounded from a lackluster 1998 to slightly outpace stocks of large-sized companies in 1999. This is evident in the 21.26% return of the Russell 2000(R) Index, a measure of small and medium sized company stocks, compared to the 21.04% return of the Standard & Poor's 500 Composite Stock Price (S&P 500) Index.

     . The Federal Reserve raised short term interest rates three times in the latter half of 1999. Even though these moves sent high quality bond yields higher and their prices lower, they didn't slow the stock markets. The Lehman Brothers Aggregate Bond Index returned -0.82% in 1999.

     . International stocks came back this year with a better than expected return of 26.96%, as measured by the Morgan Stanley Capital International (MSCI) EAFE(R) Index. The quick recovery of Pan Asian markets, the surge of Japanese stock prices, and the stabilization of Latin American economies helped fuel the performance of this sector. European stocks also gained momentum in the latter half of the year.


KEEP YOUR EYE ON THE HORIZON

     Over the last several years, the financial markets have been fairly generous -- albeit volatile -- at times. One discipline that can help see you through the markets' ups and downs is adherence to your long-term investment strategy. By keeping your financial goals in mind and staying within your level of acceptable investment risk, you have a good vantage point from which you can assess your investments and make the appropriate adjustments when necessary.

     Periodically you should review your investments to make sure that your assets are diversified in line with your investment objectives and risk tolerance levels. Occasionally you may want to rebalance these assets to align them with your original asset allocation plan. Many of MetLife's variable annuity and variable life products have asset allocation services and automatic rebalancing features, such as the Allocator(SM) and Rebalancer(SM), that can help you do this. We appreciate your continued participation in the Series Fund and look forward to serving your future investment needs.

     /s/ David A. Levene                 /s/ Christopher P. Nicholas

     David A. Levene                     Christopher P. Nicholas
     Chairman of the Board and           President and Chief
     Chief Executive Officer             Operating Officer
     Metropolitan Series Fund, Inc.      Metropolitan Series Fund, Inc.


     Please refer to page DIS-1 of this annual report for important information regarding new subsidization schedules for certain index portfolios of the Metropolitan Series Fund.

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
PERFORMANCE REVIEW FOR 12 MONTHS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

DOMESTIC, INTERNATIONAL MARKETS SURGE INTO THE NEW MILLENNIUM

Another positive year for the U.S. economy extended America's cycle of prosperity to nine consecutive years. Moreover, for the fifth straight year the U.S. stock market delivered 20%+ gains. Economic growth also helped boost personal income.

However, the thriving economy raised concerns about inflation. Higher energy costs pushed the Consumer Price Index (CPI) up one full percentage point for the year, from 1.6% to 2.6%. The Federal Reserve Board responded by raising short-term interest rates in three 0.25% steps, from 4.75% to 5.5%. However, Americans continued to spend, which resulted in one of the strongest holiday sales seasons of the decade. Consumer debt also rose during the year, which reflected an overall sense of confidence about the future.

--------------------------------------------------------------------------------
                         STOCK AND BOND MARKET RETURNS
         AS MEASURED BY THE FOLLOWING INDEXES* ENDING DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                    [CHART]

                                      U.S. STOCKS               U.S. SMALL           INTERNATIONAL         U.S. BONDS
                                 Standard & Poor's 500          CAP STOCKS               STOCKS         Lehman Brothers
                                 Composite Stock Price        Russell 2000(R)         MSCI EAFE(R)       Aggregate Bond
                                   ("S&P 500") Index               Index                 Index                Index
-----------------------------------------------------------------------------------------------------------------------
1 Year
Cumulative Total Return                  21.0                       27.6                  28.5                 18.2

3 Years
Annualized Total Return                  21.3                       13.1                  16.7                 13.4

5 Years
Annualized Total Return                  27.0                       15.7                 12.8                   7.0

10 Years
Annualized Total Return                  -0.8                        5.7                  7.7                   7.7

Source: Lipper Analytical Services, Inc. *Direct investment in the indexes is not possible.

This chart is for illustrative purposes only and is not indicative of past, present, or future performance of any specific investment. It compares the 1 Year, 3 Year, 5 Year and 10 Year returns of various categories of investments -- U.S. Stock Market as measured by Standard & Poor's 500 Composite Stock Price Index, U.S. Small Cap Stocks as measured by the Russell 2000(R) Index, International Stocks as measured by the Morgan Stanley Capital International EAFE(R) (Europe, Australasia and Far East) Index, and U.S. Bonds as measured by Lehman Brothers Aggregate Bond Index.


TECHNOLOGY SECTOR DRIVES U.S. STOCK MARKET

Once again, the U.S. stock market gave investors something to cheer about as the Standard and Poor's 500 Composite Stock Price (S&P 500) Index, a broad measure of the U.S. stock market, rose 21.04% for the 12-month period. Much of this growth can be attributed to the technology sector; technology stocks in the S&P 500 gained 74.6% while non-technology stocks eked out a modest 4.5% return. The technology-heavy Nasdaq gained 85.59% for the year.

Large company growth stocks opened the year with a burst of strength. In April, investors expressed their caution about an overheating economy by rotating some of their assets to cyclical industrial sectors. However, that shift was short lived. Once again, large company growth stocks took over. Large technology companies staged a stunning fourth quarter rally, and technology stocks, especially those associated with the Internet and wireless communications, accounted for a disproportionate share of the market's gains.

Generally, small company growth stocks performed better than large company growth stocks, as evidenced by the 43.09% return of the Russell 2000 Growth Index compared to the 21.04% return of the S&P 500. In addition, the disparity between growth and value stocks continued to widen, with growth stocks holding the upper hand.


The technology revolution continues to offer new ways for companies to improve their productivity.

INTERNATIONAL MARKETS REBOUNDED

Economic growth around the globe was better than expected. This helped foreign stock markets, especially in the second half of the year. The Morgan Stanley Capital International (MSCI) EAFE(R) Index rose 26.96% for the 12-month period. During the last six months of 1999, it gained more than 22%.

In Asia and certain emerging markets, economies have rebounded from last year's currency woes faster than anticipated. Japan has shown the first signs of real progress in revitalizing its economy in nearly a decade, thanks to a serious commitment by the Japanese government to stimulate the economy and efforts by many companies to restructure in an attempt to strengthen profitability. This was reflected in strong stock market performance for the year, especially among small Japanese companies.

European markets delivered generally favorable results, as did the emerging markets of Latin America.


U.S. BOND MARKET WAS FLAT

The -0.82% return of the Lehman Brothers Aggregate Bond Index reflects the flat year experienced by the bond market. Fears that issuers would go to the market with their debt issues drove yields up in the middle of the year and bond prices down. However, those fears were not realized, and yields came back down in the second half of the year. Yields decreased partly due to the Federal Reserve Board raising interest rates three times in the second half of 1999. In this environment of fluctuating yields and sinking prices, mortgage bonds had better returns than government and corporate bonds. High-yield bonds finished the year ahead of other bond sectors, but with modest single-digit returns of 6.47% as shown by the First Boston High Yield Index. The yield on the 30-year U.S. Treasury bond stood at 6.47% at year-end compared to 5.10% at the beginning of the year.


INVESTMENT OUTLOOK

As we enter the year 2000, many markets appear to be poised for growth. However, there are also areas, such as the technology sector in the U.S., in which extraordinarily high valuations suggest caution in the months ahead. That being said, the technology revolution continues to offer new ways for companies to improve their productivity and for individuals to streamline their lives.

As the U.S. economy closes in on a new record for the longest period of expansion in the last 100 years, it may become more challenging to keep growth, inflation, employment, wages, and spending in balance. Continued strong growth could lead to higher interest rates, which would have a negative impact on both stocks and bonds. We believe continued moderate growth would offer a more favorable environment.


Economic growth around the globe was better than expected.


--------------------------------------------------------------------------------
                                 INTEREST RATES
                        CAN INFLUENCE STOCK PERFORMANCE
--------------------------------------------------------------------------------

                                    [CHART]

                           Treasury Yields                             S&P 500
1985                            9.56                                    31.73
1986                            7.89                                    18.66
1987                            9.20                                     5.25
1988                            9.18                                    16.61
1989                            8.16                                    31.69
1990                            8.44                                    -3.10
1991                            7.30                                    30.47
1992                            7.26                                     7.62
1993                            6.54                                    10.08
1994                            7.99                                     1.32
1995                            6.03                                    37.58
1996                            6.73                                    22.96
1997                            6.02                                    33.36
1998                            5.42                                    28.58
1999                            6.82                                    21.04

The Federal Reserve periodically adjusts short-term interest rates. Generally, the Fed raises interest rates to slow a rapidly growing economy and lowers rates when the economy needs a jump start. Adjustments in short-term interest rates can often be seen in the yields of long-term government bonds. However, bond yields and stock prices usually move in opposition to each other: when bond yields go up, stock prices tend to go down, and vice versa. For example, in 1994, long-term government bond yields increased while the stock markets performed poorly (as shown by the poor performance of the S&P 500 Index). However, in 1995 bond yields declined substantially and stock prices soared.

Sources: Long-term government bond yields -- Calculated by MetLife using data presented in Stocks, Bonds, Bills and Inflation(R) 2000 Yearbook, (C)2000 Ibbotson Associates, Inc. Based on copyrighted works by Ibbotson and Sinquefield. All rights reserved. Used with permission. Standard & Poor's 500 Composite Stock Price (S&P 500) Index annual return -- Lipper Analytical Services, Inc.


Commentary for Performance Review provided by State Street Research & Management Company.

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

State Street Research Growth Portfolio ...............................  MDA-1

State Street Research Income Portfolio ...............................  MDA-2

State Street Research Money Market Portfolio .........................  MDA-3

State Street Research Diversified Portfolio ..........................  MDA-4

State Street Research Aggressive Growth Portfolio ....................  MDA-5

MetLife Stock Index Portfolio ........................................  MDA-6

Santander International Stock Portfolio ..............................  MDA-7

Loomis Sayles High Yield Bond Portfolio ..............................  MDA-8

Janus Mid Cap Portfolio ..............................................  MDA-9

T. Rowe Price Small Cap Growth Portfolio .............................  MDA-10

Scudder Global Equity Portfolio ......................................  MDA-11

Harris Oakmark Large Cap Value Portfolio .............................  MDA-12

Neuberger Berman Partners Mid Cap Value Portfolio ....................  MDA-13

T. Rowe Price Large Cap Growth Portfolio .............................  MDA-14

Lehman Brothers Aggregate Bond Index Portfolio .......................  MDA-15

Morgan Stanley EAFE(R) Index Portfolio ...............................  MDA-16

Russell 2000(R) Index Portfolio ......................................  MDA-17

NEW SUBSIDIZATION SCHEDULES

Russell 2000(R) Index Portfolio ......................................  DIS-1
Morgan Stanley EAFE(R) Index Portfolio ...............................  DIS-1

ANNUAL REPORT OF THE METROPOLITAN
SERIES FUND AS OF DECEMBER 31, 1999

Schedule of Investments:
State Street Research Growth Portfolio ...............................  MSF-1

Schedule of Investments:
State Street Research Income Portfolio ...............................  MSF-3

Schedule of Investments:
State Street Research Money Market Portfolio .........................  MSF-6

Schedule of Investments:
State Street Research Diversified Portfolio ..........................  MSF-7

Schedule of Investments:
State Street Research Aggressive Growth Portfolio ....................  MSF-12

Schedule of Investments:
MetLife Stock Index Portfolio ........................................  MSF-14

Schedule of Investments:
Santander International Stock Portfolio ..............................  MSF-21

Industry Diversification:
Santander International Stock Portfolio ..............................  MSF-23

Schedule of Investments:
Loomis Sayles High Yield Bond Portfolio ..............................  MSF-24

Schedule of Investments:
Janus Mid Cap Portfolio ..............................................  MSF-29

Schedule of Investments:
T. Rowe Price Small Cap Growth Portfolio .............................  MSF-31

Schedule of Investments:
Scudder Global Equity Portfolio ......................................  MSF-36

Industry Diversification:
Scudder Global Equity Portfolio ......................................  MSF-38

Schedule of Investments:
Harris Oakmark Large Cap Value Portfolio .............................  MSF-39

Schedule of Investments:
Neuberger Berman Partners Mid Cap Value Portfolio ....................  MSF-40

Schedule of Investments:
T. Rowe Price Large Cap Growth Portfolio .............................  MSF-42

Schedule of Investments:
Lehman Brothers Aggregate Bond Index Portfolio .......................  MSF-45

Schedule of Investments:
Morgan Stanley EAFE(R) Index Portfolio ...............................  MSF-49

Industry Diversification:
Morgan Stanley EAFE(R) Index Portfolio ...............................  MSF-59

Schedule of Investments:
Russell 2000(R) Index Portfolio ......................................  MSF-60

Statement of Assets and Liabilities ..................................  MSF-78

Statement of Operations ..............................................  MSF-82

Statement of Changes in Net Assets ...................................  MSF-86

Financial Highlights:

State Street Research Growth Portfolio ...............................  MSF-91

State Street Research Income Portfolio ...............................  MSF-92

State Street Research Money Market Portfolio .........................  MSF-93

State Street Research Diversified Portfolio ..........................  MSF-94

State Street Research Aggressive Growth Portfolio ....................  MSF-95

MetLife Stock Index Portfolio ........................................  MSF-96

Santander International Stock Portfolio ..............................  MSF-97

Loomis Sayles High Yield Bond Portfolio ..............................  MSF-98

Janus Mid Cap Portfolio ..............................................  MSF-98

T. Rowe Price Small Cap Growth Portfolio .............................  MSF-99

Scudder Global Equity Portfolio ......................................  MSF-99

Harris Oakmark Large Cap Value Portfolio .............................  MSF-100

Neuberger Berman Partners Mid Cap Value Portfolio ....................  MSF-100

T. Rowe Price Large Cap Growth Portfolio .............................  MSF-101

Lehman Brothers Aggregate Bond Index Portfolio .......................  MSF-101

Morgan Stanley EAFE(R) Index Portfolio ...............................  MSF-102

Russell 2000(R) Index Portfolio ......................................  MSF-102

Notes to Financial Statements December 31, 1999 ......................  MSF-103

A Portfolio may have a name and/or investment objective that is very similar to that of a publicly available mutual fund that is managed by the same money manager. These Portfolios are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in implementation of investment policies, cash flows, fees and size of the Portfolio.

Morgan Stanley sponsors the MSCI EAFE(R) Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, The McGraw Hill Companies, Inc. sponsors the S&P 500(R) Index and Frank Russell Company sponsors the Russell 2000(R) Index (together referred to as "index sponsors"). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the portfolios or make any representation regarding the advisability of investing in the portfolios. The index sponsors have no responsibility for and do not participate in the management of the portfolio assets or sale of the portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsors, and references thereto have been made with permission. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To achieve long-term growth of capital and income, and moderate current income.


INCEPTION DATE
6/24/83


ASSET CLASS
Large Cap Stocks


UNDERLYING INVESTMENTS

Invests primarily in equity securities of good quality where the stock price represents a good value based on considerations such as price to book value and price to earnings ratios.


NET ASSETS
$3.6 billion


PORTFOLIO MANAGER

John T. Wilson, CFA


PERFORMANCE AT-A-GLANCE

The Portfolio returned 18.47% in 1999. The Portfolio's benchmark, the Standard & Poor's 500 Composite Stock Price (S&P 500) Index*, returned 21.04% for the year. The Portfolio's peer group, the Lipper Growth and Income Underlying Funds Average, gained 14.64% over the same period. The Portfolio's performance was due to weaker performance of stocks outside of the technology sector.


PORTFOLIO ACTIVITY

Technology stocks drove the performance of the U.S. stock market during the year and accounted for a majority of the gains for the Portfolio. As new wireless technologies were adopted at a rapid pace and spending on Internet-related technology rose, technology stocks led the market with their gains. The Portfolio benefited from this development, as its technology investments, such as Cisco Systems, performed strongly.

Investments in media and advertising companies also generated attractive gains, reflecting the continued robust growth of the U.S. economy. However, the Portfolio's investments in other sectors, such as insurance, were less attractive during the year. Rising interest rates were not helpful to the stocks of financial services companies, which did not perform as well as technology stocks.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                            Top Ten Equity Holdings
                            as of December 31, 1999

                                                               % of Total
Security                                                       Net Assets
--------------------------------------------------------------------------------
General Electric Co. ...........................................  3.74%
CBS Corp. ......................................................  3.36%
Citigroup Inc. .................................................  3.24%
Microsoft Corp. ................................................  3.21%
Cisco Systems, Inc. ............................................  2.80%
MCI Worldcom, Inc. .............................................  2.62%
Colgate Palmolive Co. ..........................................  2.40%
Teradyne, Inc. .................................................  2.29%
Chase Manhattan Corp. ..........................................  2.28%
Intel Corp. ....................................................  2.22%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.


PORTFOLIO OUTLOOK

As the U.S. economy undergoes rapid, dynamic change, the Portfolio Manager's goal will be to capitalize on new, exciting areas of the market such as wireless communications, information and Internet-related technology, and biotechnology. However, the quality of Portfolio holdings also remains important, and the Portfolio Manager will continue to focus on companies with strong franchises that are leaders in their respective markets.



--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             as of December 31, 1999

                                    [CHART]

                          1 Year               18.47%
                          3 Years              24.92%
                          5 Years              25.96%
                         10 Years              16.90%

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

* The Standard & Poor's 500 Composite Stock Price (S&P 500) Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the index is not possible.

                                      MDA-1

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and, secondarily, preservation of capital.


INCEPTION DATE
6/24/83


ASSET CLASS
U.S. Bonds


UNDERLYING INVESTMENTS

Invests primarily in highly rated corporate and government bonds.


NET ASSETS
$477.9 million


AVERAGE BOND QUALITY
AA+


PORTFOLIO MANAGER

John H. Kallis


PERFORMANCE AT-A-GLANCE

The Portfolio returned -2.28% for 1999. Over the same period, the Portfolio's benchmark, the Merrill Lynch Government Master Index*, returned -2.11%, and the Portfolio's peer group, the Lipper Corporate Bond A-Rated Underlying Funds Average, returned -1.96%.


PORTFOLIO ACTIVITY

The Portfolio's negative performance resulted from the overall rise in interest rates during the period. Generally, bond prices rise when interest rates fall and vice-versa.

The year 1999 was a difficult one for the U.S. bond markets as the Federal Reserve raised short-term interest rates three times during the second half of the year. During the first half of the year, the Portfolio Manager's decision had been to lengthen duration, which hurt performance as interest rates rose. Duration is a measure of the Portfolio's sensitivity to changing interest rates; generally, a longer duration increases the Portfolio's price sensitivity to changing interest rates.

In the second half of the year, the Portfolio Manager concentrated investments in corporate bonds and asset-backed and mortgage-backed securities, which helped lift performance. Investments in high-yield and non-dollar bonds also added value as both segments delivered positive returns for the year.

PORTFOLIO OUTLOOK

In light of continued interest rate uncertainty and a strong economy, the Portfolio Manager will continue to add to the Portfolio's investment in high-yield bonds to target higher returns. If interest rates continue to move higher, most segments of the bond market would suffer. But if higher rates also slow the advance of the stock market, higher yields would make bonds more competitive with other financial assets.


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             as of December 31,1999

                                    [CHART]

                             1 Year         -2.28%
                             3 Years         5.49%
                             5 Years         7.78%
                            10 Years         9.69%


The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


* The Merrill Lynch Government Master Index is an unmanaged measure of bond market performance. Direct investment in the index is not possible.

                                      MDA-2

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To achieve the highest possible current income consistent with preservation of capital and maintenance of liquidity.


INCEPTION DATE
5/1/90


ASSET CLASS
Cash/Cash Equivalent


UNDERLYING INVESTMENTS

Invests primarily in short-term money market instruments with minimal credit risk. Instruments in this Portfolio are neither insured nor guaranteed by the United States government.


NET ASSETS
$51.5 million


PORTFOLIO MANAGER

Dyann H. Kiessling


PERFORMANCE AT-A-GLANCE

The Portfolio returned 4.89% for 1999. The Portfolio's peer group, the Lipper Money Market Instrument Underlying Funds Average, returned 4.75% over the same period. Rising interest rates boosted money market yields and helped account for the Portfolio's higher returns in 1999.


PORTFOLIO ACTIVITY

Rising inflation and a robust U.S. economy prompted the Federal Reserve to raise short-term interest rates three times (in 0.25% increments) in the second half of the year. These shifts left the Fed funds rate at 5.5% at year-end. Higher rates and increasing market volatility also helped boost the industry-wide growth of money market fund assets in 1999. Total money market fund assets invested in the United States rose 17.2% to $1.581 trillion.

The Portfolio Manager shortened the Portfolio's maturity to take advantage of Y2K-induced monetary pressure and the Federal Reserve's announced bias toward raising interest rates to help fend off inflation. At the end of December, the Portfolio's average maturity was 36 days compared to its 1999 average maturity range of 40-55 days.


PORTFOLIO OUTLOOK

In seeking a high level of current income consistent with preservation of capital and maintenance of liquidity, the Portfolio Manager will continue to invest only in high-quality, first-tier money market instruments. These include U.S. commercial paper and U.S. and Canadian bank paper as well.


The Portfolio is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency. While the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             as of December 31,1999

                                    [CHART]

                           1 Year              4.89%
                           3 Years             5.11%
                           5 Years             5.18%
                          10 Years             5.06%

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-3

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To achieve a high total return while attempting to limit investment risk and preserve capital.


INCEPTION DATE
7/25/86


ASSET CLASS
U.S. Bonds/Large Cap Stocks


UNDERLYING INVESTMENTS

Invests in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof.


NET ASSETS
$2.9 billion


PORTFOLIO MANAGERS

  John H. Kallis
  (Fixed Income)

John T. Wilson, CFA
     (Equity)


PERFORMANCE AT-A-GLANCE

The Portfolio returned 8.71% for 1999. The Standard & Poor's 500 Composite Stock Price (S&P 500) Index* and Lehman Brothers Government Corporate Bond Index** returned 21.04% and -2.15% for the year, respectively. The Portfolio's peer group, the Lipper Income Underlying Funds Average, returned 4.67% for the same period.


PORTFOLIO ACTIVITY

The Portfolio's performance was the result of a strong U.S. stock market and a weak U.S. bond market. Technology stocks drove the performance of the U.S. stock market during the year, and the Portfolio was well represented in some of the sector's strongest performers. Investments in media and advertising companies also generated attractive gains. However, the Portfolio's investments in financial companies, which suffered from rising interest rates, were a drag on performance.


The duration of the Portfolio's bond holdings in the first half of the year were relatively long, while interest rates on long Treasuries were rising. Although we began shortening the duration of the bonds, performance was hurt. (A longer duration makes the Portfolio more sensitive to rising interest rates.) However, a shift of emphasis to mortgage, asset-backed and high-yield bonds in the second half of 1999 helped offset some of the Portfolio's earlier losses and brought the Portfolio's bond performance back in line with its peers for the year.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                            Top Ten Equity Holdings
                            as of December 31, 1999

                                                                     % of Total
Security                                                             Net Assets
--------------------------------------------------------------------------------
General Electric Co. ................................................  2.13%
CBS Corp. ...........................................................  1.91%
Citigroup Inc. ......................................................  1.83%
Microsoft Corp. .....................................................  1.82%
Cisco Systems, Inc. .................................................  1.58%
MCI Worldcom, Inc. ..................................................  1.48%
Colgate Palmolive Co. ...............................................  1.39%
Chase Manhattan Corp. ...............................................  1.30%
Teradyne, Inc. ......................................................  1.29%
Intel Corp. .........................................................  1.26%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.


PORTFOLIO OUTLOOK

The Portfolio Manager seeks to capitalize on new, exciting areas of the stock market such as wireless communications, information and Internet-related technology, and biotechnology by boosting holdings in these sectors. The Portfolio Manager will also continue to add to the Portfolio's investments in high-yield bonds to target higher returns.


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             as of December 31, 1999

                           1 Year              8.71%
                           3 Years            16.18%
                           5 Years            17.94%
                          10 Years            13.05%

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


* The Standard & Poor's 500 Composite Stock Price (S&P 500) Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the index is not possible.
** The Lehman Brothers Government Corporate Index is an unmanaged measure of bond market performance. Direct investment in the index is not possible.

                                      MDA-4

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To achieve maximum capital appreciation.


INCEPTION DATE
4/29/88


ASSET CLASS
Mid Cap Stocks


UNDERLYING INVESTMENTS

Invests primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.


NET ASSETS
$1.6 billion


PORTFOLIO MANAGER

Catherine Dudley, CFA


PERFORMANCE AT-A-GLANCE

For 1999 the Portfolio returned 33.24%. Over the same period its benchmark, the Russell Mid Cap Growth Index*, returned 51.29% and its peer group, the Lipper Capital Appreciation Underlying Funds Average, returned 40.06%. The Portfolio's underperformance can be attributed to disappointing performance in sectors such as retail and capital goods in addition to restructuring of the Portfolio by the new Portfolio Manager.


PORTFOLIO ACTIVITY

An increasing emphasis on technology helped boost Portfolio performance in the second half of the year as investors flocked to companies associated with the Internet and wireless communications. Technology stock performance was especially strong in the fourth quarter.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                            as of December 31, 1999
                                                                    % of Total
Security                                                            Net Assets
--------------------------------------------------------------------------------
Young & Rubicam Inc. ................................................  2.28%
Harley Davidson, Inc. ...............................................  2.12%
Circuit City Stores, Inc. ...........................................  2.07%
Fiserv, Inc. ........................................................  1.95%
USA Networks, Inc. ..................................................  1.91%
Maxim Integrated Products, Inc. .....................................  1.88%
KLA Tencor Corp. ....................................................  1.87%
Infinity Broadcasting Corp. .........................................  1.84%
Celestica Inc. ......................................................  1.72%
Concord EFS, Inc. ...................................................  1.59%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.


We increased our exposure to technology to about 35% of total assets. Investments in contract manufacturers and semiconductor and communications equipment manufacturers were among the Portfolio's best performers.

Capital goods and retail stocks were disappointing as the market's preference for technology left most other sectors behind. Investments in energy and media/entertainment generated positive results but lagged the market. A shift of industry positions and a higher cash position -- both a result of the new Portfolio Manager's restructuring effort-- also subdued performance.


PORTFOLIO OUTLOOK

The Portfolio Manager will continue to focus on high-quality, high-growth companies with solid, competitive advantages and catalysts that could help boost their stock prices. Moving forward, as part of restructuring the Portfolio, the Portfolio Manager plans to cut back on total number of holdings and reduce the average market capitalization to the $1 to $10 billion range from its past average market capitalization, which was in the greater than $10 billion range.


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                            as of December 31, 1999

                                    [CHART]

                          1 Year              33.24%
                          3 Years             17.34%
                          5 Years             17.65%
                         10 Years             16.14%

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

* The Russell Mid Cap Growth Index is an unmanaged measure of the performance of mid cap companies with higher price-to-book ratios and higher forecasted growth values. Direct investment in the index is not possible.

                                      MDA-5

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To equal the performance of the Standard & Poor's 500 Composite Stock Price ("S&P 500") Index.


INCEPTION DATE
5/1/90


ASSET CLASS
Large Cap Stocks


UNDERLYING INVESTMENTS

Invests in the common stock of companies which are included in the "S&P 500" Index.


NET ASSETS
$4.2 billion


PORTFOLIO MANAGEMENT

MetLife Investment Department


PERFORMANCE AT-A-GLANCE

The total return for the Portfolio for 1999 was 20.79%. The Standard & Poor's 500 Composite Stock Price (S&P 500) Index*, which the Portfolio is designed to track, returned 21.04%.


PORTFOLIO ACTIVITY

The Portfolio is managed by using a full replication strategy of the S&P 500 and normally owns all of the stocks in the Index. Transaction costs have a small negative impact on the Portfolio's return.

The technology sector accounted for the majority of gains in the fourth quarter and for the year. Technology stocks now represent about 30% of the total market capitalization of the Index, compared with less than 20% at the beginning of the year and less than 10% ten years ago. The worst performing industries for the full year were consumer nondurables, health care, utilities, consumer cyclicals, aerospace and transportation. All of those industries had negative performance for the year.

For the year, growth stocks performed better than value stocks, with the technology sector contributing to the superior performance of growth stocks. Based upon the S&P/BARRA division of the Index between growth and value categories, growth stocks now comprise 53.4% of the total market capitalization of the Index, or 106 companies. The remaining 394 companies are considered value stocks. S&P/BARRA defines value stocks as those companies with the lowest price-to-book ratios. For the fourth quarter, three stocks (Microsoft, Cisco and GE) accounted for nearly 25% of the Index's gain. For the full year, those three stocks, along with Wal-Mart Stores, Oracle and Nortel Networks combined, accounted for nearly 50% of the Index's gain.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                            as of December 31, 1999
                                                                     % of Total
Security                                                             Net Assets
--------------------------------------------------------------------------------
Microsoft Corp. ......................................................  4.89%
General Electric Co. .................................................  4.13%
Cisco Systems Inc. ...................................................  2.85%
Wal-Mart Stores, Inc. ................................................  2.50%
Exxon Mobil Corp. ....................................................  2.26%
Intel Corp. ..........................................................  2.23%
Lucent Technologies Inc. .............................................  1.90%
International Business Machines ......................................  1.58%
Citigroup Inc. .......................................................  1.52%
America Online Inc. ..................................................  1.37%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.


PORTFOLIO OUTLOOK

Portfolio Management believes factors that could influence stock prices in the coming year include interest rate changes and further developments in technology. Given the representation of the technology sector in the Index, the outlook for that sector will play an important role in the overall performance of the Index.


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             as of December 31, 1999

                                    [CHART]

                         1 Year                20.79%
                         3 Years               26.98%
                         5 Years               28.01%
                        10 Years                N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


* Standard & Poor's 500 Composite Stock Price (S&P 500) Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the index is not possible.

                                      MDA-6

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SANTANDER INTERNATIONAL STOCK PORTFOLIO*
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To achieve long-term growth of capital.


INCEPTION DATE
7/1/91


ASSET CLASS
International Stocks


UNDERLYING INVESTMENTS

Common stocks of companies outside the United States.


NET ASSETS
$317.8 million


PORTFOLIO MANAGER*

Christopher Goudie

--------------------------------------------------------------------------------
                                DIVERSIFICATION
                                 BY COUNTRY AND
                                     REGION
--------------------------------------------------------------------------------

       as of December 31, 1999 Based on Market Value of Investments****

Japan ...............................................................  28.5%
United Kingdom ......................................................  12.6%
France ..............................................................  10.7%
Germany .............................................................   9.2%
Other Europe ........................................................   8.2%
Netherlands .........................................................   8.0%
Singapore ...........................................................   5.2%
Switzerland .........................................................   5.2%
Australia ...........................................................   5.0%
Other Asia/Pacific Basin ............................................   4.3%
Sweden ..............................................................   1.7%
Italy ...............................................................   1.4%


PERFORMANCE AT-A-GLANCE

For 1999, the Portfolio returned 16.44% while its benchmark, the Morgan Stanley Capital International (MSCI) EAFE(R) Index**, returned 26.96%. The Portfolio's performance can be partially attributed to its underweighted position in the technology sector.


PORTFOLIO ACTIVITY

The Portfolio outperformed its benchmark in the first and second quarters of 1999, mostly due to the resurgence of Japanese markets. However, during the second half of the year, the Portfolio's Japanese stocks cooled and the performance of international markets narrowed --meaning that only a few stocks rallied, but those that did did so extraordinarily.

On a country-by-country basis, early in 1999 the Portfolio increased its exposure to the core markets in Europe, primarily France. In Asia, exposure to Australia and Singapore markets was increased; these decisions added value to the Portfolio. In Japan the Portfolio retained its exposure to the export sector, which benefited from a rebound in regional growth.

The Portfolio Manager decided in mid-year to add exposure to the emerging Asian markets. These economies and markets were undergoing a strong recovery from the extreme declines of the previous year. Although the Philippine economy continued to improve, the country's equity market did not keep pace with other emerging markets, and this detracted from the Portfolio's performance.

During the third and fourth quarters, a considerable amount of mergers and acquisitions occurred in the telecommunications sector. This activity pushed valuations beyond what the Portfolio Manager believed was justifiable. The Portfolio's underweighted position in the telecommunications sector contributed to the Portfolio underperforming the MSCI EAFE(R) Index during the last six months of 1999.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                          as of December 31, 1999****
                                                                    % of Total
Security                                                            Net Assets
--------------------------------------------------------------------------------
Nokia (AB) OY .......................................................  3.75%
Telefonica SA .......................................................  2.51%
Philips Electronics (Koninklijke) ...................................  2.04%
Murata Mfg ..........................................................  2.00%
Richemont AG (Compagnie Financiere) .................................  1.81%
British Telecom .....................................................  1.72%
Electrolux ..........................................................  1.67%
Broken Hill Property ................................................  1.65%
Matsushita Electronic Industrial ....................................  1.62%
UTD O/S BANK ........................................................  1.62%


Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.


PORTFOLIO OUTLOOK***

On January 24, 2000, Putnam assumed management of the Portfolio. Since that date, significant changes have occurred in Portfolio composition. Putnam believes telecommunications and technology stocks, with their strong fundamentals, will continue to dominate the market. As the Japanese economy continues to undergo fundamental change, new opportunities in growing industries such as telecommunications and information technology may present themselves. Putnam foresees many investment opportunities in Europe as the pace of mergers and acquisitions continues to build. Despite rapid growth in 1999, the relative valuations of emerging-markets equities remain very attractive despite concerns about U.S. interest rates and local political concerns.



--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             as of December 31, 1999

                                    [CHART]

                          1 Year               16.44%
                          3 Years              11.70%
                          5 Years               6.66%
                         10 Years                N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


* As of January 24, 2000, this Portfolio's name was changed to the Putnam International Stock Portfolio to reflect the name of its new investment sub-manager. The new Portfolio Manager is Omid Kamshad.
** The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure for Europe, Australasia and the Far East. Direct investment in the index is not possible.
***  Outlook reflects the view of Putnam.
**** Since Putnam took over the management of the Portfolio, significant changes have occurred.

                                      MDA-7

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To achieve high total investment return through a combination of current income and capital appreciation.


INCEPTION DATE
3/3/97


ASSET CLASS
High Yield Bonds


UNDERLYING INVESTMENTS

Normally invests at least 65% of its assets in below investment grade fixed-income securities (commonly referred to as "junk bonds").


NET ASSETS:
$61.7 million


AVERAGE BOND QUALITY:
B1


PORTFOLIO MANAGERS

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA


PERFORMANCE AT-A-GLANCE

For 1999, the Portfolio returned 17.82%, measurably outperforming the 1.57% return of its benchmark, the Merrill Lynch High Yield Bond Index*. The Portfolio's peer group, the Lipper High Yield Underlying Funds Average, returned 3.81% over the same period. The Portfolio's outstanding performance compared to its benchmark can be attributed to the surge of emerging markets and convertible securities.


PORTFOLIO ACTIVITY

The broader bond market did not fare too well through 1999, as it turned in the worst returns since 1994. In the trailing 12-month period, the broader bond market faced fluctuations in interest rates, concerns over Y2K, and the threat of inflation. In addition to these bond woes, the equity markets could make few mistakes, as investors buoyed up the Dow Jones and NASDAQ Indices to record-setting levels.

In an effort to contain the burgeoning economy and inflation concerns, the Federal Reserve shifted to a tightening agenda by imposing three 0.25% interest rate increases during 1999. With corporate yield spreads narrowing compared to U.S. Treasury yields, investors moved away from 1998's year ending flight to quality and turned towards more market related issues.

A lack of secondary markets deterred some rewards for the year, but allowed for some fundamentally good buying opportunities, and permitted high yield, emerging market and convertible bonds to offer generous returns. In contrast, investment-grade corporate bonds and Treasuries posted negative returns for much of the second half of the year and, ultimately, for the entire year.

Buying "Yankee" bonds, or foreign-issued bonds denominated in U.S. dollars, proved to be beneficial to the Portfolio as emerging markets rallied throughout the period, and rebounded in the wake of the Asian financial crisis and Latin American political instability. With the stock market continuing to outdistance the broader bond market, the crossover into convertible issues proved to be beneficial for the Portfolio, as convertible securities remained strong throughout the year.


PORTFOLIO OUTLOOK

The Portfolio is constructed for the current market environment with good yield advantage, call protection and diversification of credit risk. At the moment, there is ample liquidity to allow the economies and markets to expand and do well. The Portfolio Manager is optimistic in respect to investor confidence and global economic growth throughout the coming year.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                            as of December 31, 1999

                                    [CHART]

                         1 Year                17.82%
                         3 Years                 N/A
                         5 Years                 N/A
                        10 Years                 N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


* The Merrill Lynch High Yield Bond Index is an unmanaged measure of high yield bond market performance. Direct investment in the index is not possible.

                                     MDA-8

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To provide long-term growth of capital.


INCEPTION DATE
3/3/97


ASSET CLASS
Mid Cap Stocks


UNDERLYING INVESTMENTS

Normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential.


NET ASSETS
$1.9 billion


PORTFOLIO MANAGER

James P. Goff, CFA


PERFORMANCE AT-A-GLANCE

For 1999, the Portfolio returned 122.92%, outperforming its benchmark, the Standard & Poor's MidCap 400 Index*, which returned 14.72%. The Portfolio's peer group, the Lipper MidCap Underlying Funds Average, returned 43.99% over the same period. The Portfolio's performance can be attributed to a strong showing in many sectors, particularly in technology and telecommunications.


PORTFOLIO ACTIVITY

The Portfolio enjoyed broad-based gains across many of its holdings, particularly those in the technology, wireless service and telecommunications infrastructure sectors. Positions in technological "enablers," or companies whose products or services support the Internet's new business models, were among the Portfolio's clear standouts. For example, VeriSign, a company that enables secure browser-to-server transactions over the Internet, posted exceptional results after announcing two strategic acquisitions.

During the third quarter, we added several wireless service providers, including OmniPoint, Western Wireless, and VoiceStream Wireless. These stocks appreciated quickly from their purchase prices and provided the Portfolio with an additional tailwind during the fourth quarter. Their rise followed a wave in which investors began to recognize that wireless data services will deliver robust growth in the coming years.

Positions in SDL, Inc. and E-Tek Dynamics also contributed positively to the Portfolio results. Both companies are at the forefront of photonics technology, which increases the capacity of existing fiber optic systems. Telecommunications companies are scrambling to broaden the capacity of their networks as Internet traffic continues to increase, and this generates significant demand for these companies' products.

Although the Portfolio's position in Apollo Group, which operates the University of Phoenix, came under pressure, the Portfolio Manager remains confident in Apollo's strong long-term growth potential.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                            Top Ten Equity Holdings
                            as of December 31, 1999

                                                                     % of Total
Security                                                             Net Assets
--------------------------------------------------------------------------------
SDL Inc. .............................................................  4.02%
VeriSign, Inc. .......................................................  3.87%
Paychex, Inc. ........................................................  3.51%
Exodus Communications, Inc. ..........................................  3.29%
McLeodUSA, Inc. ......................................................  3.27%
Metromedia Fiber Network, Inc. .......................................  3.17%
Western Wireless Corp. ...............................................  2.95%
Vitesse Semiconductor Corp. ..........................................  2.92%
Doubleclick Inc. .....................................................  2.89%
Crown Castle International Corp. .....................................  2.78%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.


PORTFOLIO OUTLOOK

Looking ahead, continued strength in the U.S. economy raises the possibility for additional short-term interest rate hikes by the Federal Reserve, which could possibly hurt stock prices. However, the Portfolio Manager remains steadfastly focused on uncovering dynamic companies with extraordinary growth potential. The Portfolio Manager is confident that the Portfolio's "all-weather" companies can grow the bottom line in any financial climate. However, the Portfolio Manager cautions that this year's outstanding performance may not be achieved in the future.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             as of December 31,1999

                                    [CHART]

                        1 Year                 122.92%
                        3 Years                   N/A
                        5 Years                   N/A
                       10 Years                   N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


* The Standard & Poor's Mid Cap 400 Index is an unmanaged measure of mid cap stock market performance. Direct investment in the index is not possible.

                                      MDA-9

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To achieve long-term capital growth.


INCEPTION DATE
3/3/97


ASSET CLASS
Small Cap Stocks


UNDERLYING INVESTMENTS

Normally invests at least 65% of its total assets in a diversified group of small capitalization companies.


NET ASSETS
$269.5 million


PORTFOLIO MANAGER

Richard T. Whitney, CFA


PERFORMANCE AT-A-GLANCE

The Portfolio returned 27.99% during 1999. The Portfolio lagged behind the performance of its benchmark, the Russell 2000 Growth Index*, which returned 43.09% for 1999. The Lipper Small Cap Underlying Funds Average was 38.29% during the same period. The Portfolio's performance is attributed to poor returns on holdings in the health care and business services sectors.


PORTFOLIO ACTIVITY

While the Portfolio's overall investment strategy remained more conservative than many small cap growth funds, the Portfolio Manager did raise the target growth rate for stock selection purposes. As a result, almost 50% of the Portfolio was invested in technology, computer software and services, and telecommunications by year end. Top performers within these areas included Qlogic (computer connectivity), Proxim (wireless networking), and Emmis Communications (radio and TV broadcaster).

As exposure to technology and telecommunications sectors was increased, allocations in miscellaneous business services, media and communications, and health care services were trimmed. Generally, stocks in the retail, health care, and business services industries had below average returns. Among the holdings that hurt results were Consolidated Graphics, a consolidator in the commercial printing business that missed earnings estimates; Omnicare and Medquist in the hospital sector; and Network Associates, which fell victim to aggressive accounting and poor inventory management.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                            Top Ten Equity Holdings
                            as of December 31, 1999
                                                                    % of Total
Security                                                            Net Assets

Emmis Broadcasting ..................................................  1.07%
RSA Security Inc. ...................................................  1.06%
Proxim, Inc. ........................................................  1.06%
QRS Corp. ...........................................................  0.98%
Liberate Technologies ...............................................  0.95%
QLogic Corp. ........................................................  0.90%
Uninternetworking ...................................................  0.85%
Peregrine Systems, Inc. .............................................  0.81%
Cox Radio, Inc. .....................................................  0.79%
Novellus Systems, Inc. ..............................................  0.78%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.


PORTFOLIO OUTLOOK

The past year produced the largest spread between growth and value stocks on record; the Portfolio Manager does not expect this to continue. There were many signs of speculative excess in 1999, particularly the emergence of risk-insensitive investors and a large number of initial public offerings. The Portfolio Manager expects that stock returns and company fundamentals, such as earnings, will again become closely linked and that valuations will matter. Valuations in the small cap growth market vary widely, but overall the sector is still at the low end of its historical valuation range.

The Portfolio Manager believes that market leadership will broaden this year to include areas left behind in 1999. The Portfolio's diversified approach should enable investors to take advantage of this shift in addition to providing some downside protection.



--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             as of December 31,1999

                                    [CHART]

                          1 Year               27.99%
                          3 Years                N/A
                          5 Years                N/A
                         10 Years                N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


* The Russell 2000 Growth Index is an unmanaged measure of small capitalization companies with higher price-to-book ratios and higher forecasted growth values. Direct investment in the index is not possible.

                                     MDA-10

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To achieve long-term growth of capital.


INCEPTION DATE
3/3/97


ASSET CLASS
Large Cap Stocks/International Stocks


UNDERLYING INVESTMENTS

Invests, on a worldwide basis, in equity securities of companies that are incorporated in the U.S. or in foreign countries. The Portfolio may also invest in the debt securities of U.S. and foreign issuers.


NET ASSETS
$171.7 million


PORTFOLIO MANAGERS

William E. Holzer

Diego Espinoza

Nicholas Bratt


PERFORMANCE AT-A-GLANCE

For 1999, the Portfolio returned 25.17%. The Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index*, returned 27.31% over the same period. The Portfolio's peer group, the Lipper Global Underlying Funds Average, returned 43.84%.

PORTFOLIO ACTIVITY

The Portfolio's investment style can be described as a research-driven, top-down/bottom-up approach. The top-down aspect is thematic rather than geographic. The Portfolio's 1999 performance can be broadly characterized by the Portfolio's company themes.

Empowered Consumer companies (which provide new electronic infrastructure and electronic markets to facilitate the purchase of goods and services) performed extremely well on a sharp rise in technology shares. Ultimate Subcontractor companies (the world's cheapest producers that are able to retain their wealth) modestly underperformed as these Portfolio holdings produced mixed results. Secure Streams of Income companies (which provide stable income in deregulated environments) endured a tough year as the Portfolio Manager made an incorrect read on the Portfolio's defensive investments. The Portfolio's exposure to Darkside Restructuring companies (previously regulated economies or industries that are restructuring with a focus on shareholder value) remained constant throughout the fourth quarter.

Technology stocks were mostly responsible for driving both U.S. and international markets higher towards the end of the year, with the rally broadening to include mid-cap companies, especially in Europe. Many emerging markets holdings had an outstanding year. Latin America stocks were the stars of the fourth quarter as attention focused on the Mexican economy benefiting from U.S. prosperity and on the progressing economic recovery of Brazil.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                            as of December 31, 1999
                                                                    % of Total
Security                                                            Net Assets
--------------------------------------------------------------------------------
Sony Corp. ..........................................................  2.59%
Oracle Corp. ........................................................  1.85%
NTT Mobile Communications ...........................................  1.77%
Sharp Corp. Osaka ...................................................  1.74%
Sun Micro Systems Inc. ..............................................  1.68%
Immunex .............................................................  1.60%
Rio Tinto-Zinc Corp. ................................................  1.56%
AT&T Corp - Liberty Media Group .....................................  1.51%
Canal Plus ..........................................................  1.47%
BCE Inc. ............................................................  1.41%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.


PORTFOLIO OUTLOOK

The Portfolio's strategy concept -- that the world is one global economy and the best ideas know no national boundaries -- hindered the Portfolio Manager's ability to generate significant benchmark-beating returns this year; however, it also enabled the Portfolio Manager to reduce portfolio risk. The Portfolio Manager remains confident in the strategy as market risk intensifies.

In anticipation of greater market volatility, the Portfolio Manager will concentrate on trimming Portfolio exposure to expensive technology stocks (Empowered Consumer companies) and consolidating holdings in Secure Streams of Income companies. Investments in Ultimate Subcontractor companies will be maintained, as they should prove to be durable in turbulent markets.



--------------------------------------------------------------------------------
                     DIVERSIFICATION BY COUNTRY AND REGION
--------------------------------------------------------------------------------
                            as of December 31, 1999
                      Based on Market Value of Investments

United States ....................................................  30.1%
Japan ............................................................  20.7%
United Kingdom ...................................................  15.5%
Germany ..........................................................  10.0%
France ...........................................................   5.4%
Switzerland ......................................................   4.3%
Canada ...........................................................   4.2%
Australia ........................................................   3.0%
Other Asia/Pacific Basin .........................................   2.1%
Other Europe .....................................................   2.1%
South Africa .....................................................   1.6%
Brazil ...........................................................   1.0%

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                    [CHART]

                         1 Year                 25.17%
                         3 Years                 N/A
                         5 Years                 N/A
                        10 Years                 N/A

The chart on the left does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


* The Morgan Stanley Capital International (MSCI) All Country World Index is an unmanaged, commonly used measure of U.S. and foreign stock market performance. Direct investment in the index is not possible.

                                     MDA-11

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To seek long-term capital appreciation.


INCEPTION DATE
11/9/98


ASSET CLASS
Large Cap Stocks


UNDERLYING INVESTMENTS

Normally invests at least 65% of its total assets in equities securities of large capitalization U.S. companies.


NET ASSETS
$38.3 million


PORTFOLIO MANAGERS

Robert J. Sanborn, CFA

Edward Loeb, CFA


PERFORMANCE AT-A-GLANCE

The Portfolio returned -6.89% for 1999. The Portfolio's benchmark, the Russell 1000 Value Index*, returned +7.35% for the same period. The Portfolio's peer group, the Lipper Growth Underlying Funds Average, returned 31.47%. Portfolio underperformance can be attributed to a lack of holdings in technology stocks.


PORTFOLIO ACTIVITY

Despite some indications in mid-1999 that value oriented portfolios would begin to regain some of the ground lost over the past few years, by year end the market reconfirmed its emphasis on larger growth stocks, particularly those in the technology sector. In fact, the lack of technology stocks in the Portfolio explains a great deal of the underperformance: technology stocks constitute 10% of the Russell 1000 Value Index while the Harris Oakmark Large Cap Value Portfolio has minimal exposure to these stocks. The Portfolio Manager is not averse to owning technology stocks per se; however, few technology stocks have been found that meet the Portfolio's strict valuation requirements.

The Portfolio also experienced some fundamental disappointments in three stocks:
Philip Morris, Lock-heed Martin and Mattel. The Portfolio Manager believes in each case that the subsequent stock price decline for these companies was greater than warranted. Analysis shows each stock to be extremely attractive at current levels, and the Portfolio Manager has high expectations for these companies in the coming months.

There was some good news. The Portfolio exited its winning position in Columbia/HCA when that stock achieved its sell target, and four other holdings (Geon, Stanley Works, Black & Decker and First Data) each rose by more than 12% during the fourth quarter. The Portfolio Manager is encouraged by the fundamental progress of these and other companies in the Portfolio.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                            as of December 31, 1999

                                                                    % of Total
Security                                                            Net Assets
--------------------------------------------------------------------------------
Dun & Bradstreet ....................................................  6.00%
Black & Decker ......................................................  5.65%
Nike Inc. ...........................................................  5.42%
H&R Block ...........................................................  5.04%
Philip Morris .......................................................  4.86%
Washington Mutual ...................................................  4.84%
Knight Ridder .......................................................  4.81%
Eaton Corp. .........................................................  4.73%
Fortune Brands ......................................................  4.65%
Mattel Inc. .........................................................  4.60%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.


PORTFOLIO OUTLOOK

Looking forward, the Portfolio Manager cannot help but see higher risks in certain sectors of the market but also more opportunities in stocks where the underlying business is understandable, profitable, and growing. Although the performance gap between growth and value has persisted for an unusually long time, with growth stocks outperforming value stocks, history shows that patient value investors are often well rewarded.



--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             as of December 31, 1999

                                    [CHART]

                        1 Year                   -6.89%
                        3 Years                    N/A
                        5 Years                    N/A
                       10 Years                    N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


* The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have low price to book and price-earnings ratios, higher dividend yields and lower forecasted growth values. Direct investment in the index is not possible.

                                     MDA-12

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To seek capital growth.


INCEPTION DATE
11/9/98


ASSET CLASS
Mid Cap Stocks


UNDERLYING INVESTMENTS

Normally invests at least 65% of its total assets in common stocks of mid capitalization companies.


NET ASSETS
$38.7 million


PORTFOLIO MANAGERS

Robert Gendelman

S. Basu Mullick


PERFORMANCE AT-A-GLANCE

The Portfolio posted a 17.63% return for 1999, significantly higher than its benchmark, the S&P/BARRA MidCap 400 Value Index*, which returned 2.32%. The Portfolio's peer group, the Lipper MidCap Underlying Funds Average, returned 43.99% over the same period. The Portfolio's performance was largely the result of successful security selection and sector allocation strategies.


PORTFOLIO ACTIVITY

Stronger than expected economic growth and higher interest rates held back the performance of mid-cap stocks for much of 1999, particularly mid-cap value stocks. Until the fourth quarter, only a handful of growth-oriented technology and telecommunications stocks were responsible for raising market averages such as the Dow Industrial and NASDAQ Indices. In the fourth quarter, a more broad-based stock rally began to emerge; however, value-oriented stocks tended not to join in this rise.

In this environment, the Portfolio's performance was driven primarily by investments in communications services (4.1% of equity market value as of December 31) and technology (20.1% of equity market value). Individual holdings such as satellite television provider GM Hughes and Computer Aided Design (CAD) software manufacturer. Parametric Technology rallied strongly after encountering temporary setbacks in 1998. Portfolio holdings Global Crossing and Comdisco also recovered from previous problems and posted favorable returns.

On the other hand, performance was hurt by declines in financial stocks (13.3% of equity market value). Higher interest rates punished the stocks of fundamentally sound companies such as Countrywide Credit and the Williams Companies.

Toward the end of the year, the Portfolio Co-Managers began to reposition the Portfolio for the year 2000 and beyond. They reduced exposure to highly valued technology stocks and re-deployed those assets to more economically sensitive stocks in areas such as energy and the basic materials sector.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                            as of December 31, 1999
                                                                     % of Total
Security                                                             Net Assets
--------------------------------------------------------------------------------
Comdisco, Inc. ......................................................   3.04%
Cadences Design Systems, Inc. .......................................   2.62%
Parametric Technology Corp ..........................................   2.51%
General Dynamics Corp. ..............................................   2.13%
Lear Corp ...........................................................   2.03%
Ceridian Corp. ......................................................   2.01%
Global Crossing Ltd. ................................................   1.95%
Maytag Corp. ........................................................   1.91%
General Motors Corp. ................................................   1.88%
Praxair, Inc. .......................................................   1.88%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.


PORTFOLIO OUTLOOK

Looking forward, the Portfolio Co-Managers believe that the global economy's persistent strength may translate into higher earnings for economically sensitive companies, especially in industries such as paper and chemical manufacturing. Yet, the Portfolio Co-Managers remain cautious regarding the broader U.S. stock market, with concerns that potentially higher interest rates and deteriorating credit quality could offset the positive effects of a strong economy.



--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             as of December 31,1999

                                    [CHART]

                         1 Year                17.63%
                         3 Years                N/A
                         5 Years                N/A
                        10 Years                N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


* The S&P/BARRA MidCap 400 Value Index is an unmanaged measure of stocks in the Standard & Poor's MidCap 400 Index having the lowest book to price ratios. Direct investment in the index is not possible.

                                     MDA-13

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To achieve long-term capital growth, and secondarily, dividend income.


INCEPTION DATE
11/9/98


ASSET CLASS
Large Cap Stocks


UNDERLYING INVESTMENTS

Normally invests at least 65% of its total assets in large cap stocks that demonstrate sustained growth characteristics.


NET ASSETS
$51.4 million


PORTFOLIO MANAGER

Robert W. Smith


PERFORMANCE AT-A-GLANCE

The Portfolio returned 22.23% for the year. The Portfolio's performance was in line with its benchmark, the 80% Standard & Poor's 500 Composite Stock Price (S&P 500) Index* / 20% Morgan Stanley Capital International (MSCI) EAFE(R) Index**, which returned 22.22% in 1999. The Lipper Underlying Growth & Income Underlying Funds Average was 14.64% during the same period.


PORTFOLIO ACTIVITY

Virtually all of the Portfolio's performance in 1999 can be attributed to its technology holdings. The Portfolio entered the year underweighted in this sector, and this restrained performance early in the year. Subsequently, a more aggressive approach toward technology stocks was taken, and lost ground was regained. However, the Portfolio Manager did not consider it prudent to focus too heavily on technology shares with skyrocketing valuations in order to keep up with other funds in the Lipper Growth Funds peer group that were taking on additional market risk by holding these shares.

The Portfolio was initially positioned for a projected slowdown in 1999 that never materialized. As it became apparent that strong economic growth would continue, the Portfolio Manager aggressively added technology holdings during the second quarter. This turned out to be a fortunate decision, as almost every one of the Portfolio's 20 best-performing stocks were in this sector. America Online, Cisco Systems, Microsoft, Maxim Integrated Products, and Nextel all made positive contributions. In other areas, the Portfolio benefited from large positions in Citigroup, General Electric, and Wal-Mart.

Most sales were made with the intention of reducing exposure to the consumer nondurable, bank, and insurance sectors.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                            as of December 31, 1999

                                                                    % of Total
Security                                                            Net Assets
--------------------------------------------------------------------------------
Microsoft Corp. ....................................................   3.45%
Citigroup, Inc. ....................................................   2.45%
Freddie Mac ........................................................   2.41%
General Electric Co. ...............................................   2.26%
Tyco International Ltd. ............................................   2.21%
Cisco Systems, Inc. ................................................   1.96%
Wal-Mart Stores, Inc. ..............................................   1.71%
MCI WorldCom, Inc. .................................................   1.52%
Home Depot, Inc. ...................................................   1.42%
Dell Computer Corp. ................................................   1.38%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.


PORTFOLIO OUTLOOK

Looking ahead to 2000 and beyond, the Portfolio Manager is comfortable with the current stock and sector weightings. Technology spending is expected to remain strong, but as the year progresses, the U.S. economy may cool off a bit. Then traditional businesses would be permitted to compete more effectively with new Internet firms.

The Portfolio Manager does not believe the speculative exuberance over the Internet can continue indefinitely. Any slackening in this area should help the Portfolio relative to more aggressive funds as the risks associated with high-flying stocks having scant earnings become more apparent.


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             as of December 31, 1999

                                    [CHART]

                          1 Year              22.23%
                          3 Years              N/A
                          5 Years              N/A
                         10 Years              N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


* The Standard & Poor's 500 Composite Stock Price (S&P 500) Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the index is not possible.
** The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure for Europe, Australasia and the Far East. Direct investment in the index is not possible.

                                     MDA-14

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To equal the performance of the Lehman Brothers Aggregate Bond Index.


INCEPTION DATE
11/9/98


ASSET CLASS
U.S. Bonds


UNDERLYING INVESTMENTS

Normally invests most of its assets in fixed income securities included in the Lehman Brothers Aggregate Bond Index.


NET ASSETS
$129.3 million


AVERAGE BOND QUALITY:
AA+


PORTFOLIO MANAGEMENT

MetLife Investment Department


PERFORMANCE AT-A-GLANCE

During 1999, the Portfolio returned -1.37% while the Portfolio's benchmark, the Lehman Brothers Aggregate Bond Index*, returned -0.82% over the same period. An index portfolio cannot exactly duplicate its benchmark Index's return because of differences that result primarily from sampling, pricing, and transaction costs.

The negative total return reflects the overall rise in interest rates during the year, mainly in the second and fourth quarters.


PORTFOLIO ACTIVITY

Generally, bond prices rise as interest rates fall, and vice versa. The correlation of returns between the Portfolio and Index since the Portfolio's inception in November 1998 has been 99%, which indicates that the Portfolio has closely matched the Index's return.

As global growth continued to recover from the worldwide financial crisis of 1998, interest rates moved higher. Strong economic growth persuaded the Federal Reserve to "take back" all of its crisis-related interest rate easing in 1998, which pushed the targeted Federal Funds rate up by 75 basis points (0.75%) to 5.50% by year end. The U.S. bond market expected this change in policy and pushed long-term interest rates even higher, which caused bond prices to decline.

On balance, the yield advantage of corporate bonds and mortgage-backed securities over U.S. Treasury bonds was narrower than year-end 1998 levels, which partially offset the negative impact of rising interest rates.

PORTFOLIO OUTLOOK

Despite the potential for further interest rate hikes by the Federal Reserve, Portfolio Management believes the current outlook is positive for most asset sectors, including corporates, mortgage-backed securities and asset-backed securities. This optimism is driven by expectations of strong global and U.S. economic growth during the year 2000.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             as of December 31, 1999

                                    [CHART]

                           1 Year            -1.37%
                           3 Years             N/A
                           5 Years             N/A
                          10 Years             N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

--------------------------------------------------------------------------------
              LEHMAN BROTHERS AGGREGATE BOND INDEX ASSET SECTORS
--------------------------------------------------------------------------------

                                    [CHART]

Mortgage-Backed Securities                                      (35%)
Corporates                                                      (21%)
U.S. Treasuries                                                 (30%)
Asset-Backed Securities                                         (1%)
Collateralized Mortgage-Backed Securities                       (1%)
U.S. Agencies                                                   (12%)


* The Lehman Brothers Aggregate Bond Index in an unmanaged measure of bond market performance. Direct investment in the index is not possible.


                                     MDA-15

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To equal the performance of the MSCI EAFE(R) Index.


INCEPTION DATE
11/9/98


ASSET CLASS
International Stocks


UNDERLYING INVESTMENTS

Normally invests most of its assets in securities included in the MSCI EAFE(R) Index, which primarily includes equity securities in countries outside the U.S.


NET ASSETS
$82.3 million


PORTFOLIO MANAGEMENT

MetLife Investment Department


PERFORMANCE AT-A-GLANCE

For 1999, the Morgan Stanley EAFE(R) Index Portfolio returned 24.90%. The Morgan Stanley Capital International (MSCI) EAFE(R) Index*, which the Portfolio is designed to track, returned 26.96% during the same period. The Portfolio cannot exactly duplicate the MSCI EAFE(R) Index's return because of differences that primarily result from sampling, pricing, and transaction costs.

The Portfolio is managed on a sampling basis and normally owns most of the companies in the MSCI EAFE(R) Index, which is comprised of approximately 1,000 companies in developed markets outside of the U.S.


PORTFOLIO ACTIVITY

For the year, Japan, which holds the largest country weighting in the Index, performed well due to lower interest rates and a recovery in earnings of the Japanese companies included in the Index. Other Pacific region countries were mixed, with Hong Kong and Singapore having large gains, while Australia and New Zealand lagged. The European component of the MSCI EAFE(R) Index yielded marginal returns due to the weakness in the Euro currency relative to the dollar.

Three stocks accounted for about 4.8% of the year's total return for the MSCI EAFE(R) Index. Those stocks were Nokia, Nippon Tel & Tel, and Deutsche Telekom. During the year, Nokia nearly tripled in value and rose to become the largest stock in the Index. The two largest companies in the MSCI EAFE(R) Index at the beginning of 1999, Glaxo and Novartis, declined during the year and had the biggest negative impact on returns.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                            as of December 31, 1999

                                                                    % of Total
Security                                                            Net Assets
--------------------------------------------------------------------------------
Nokia (AB) OY .......................................................  2.16%
Nippon Telegraph & Telephone Corp. ..................................  2.14%
Deutsche Telekom ....................................................  2.12%
BP Amoco ............................................................  1.92%
Toyota Motor Corp. ..................................................  1.76%
British Telecom .....................................................  1.52%
Vodafone Airtouch ...................................................  1.47%
France Telecom ......................................................  1.32%
Royal Dutch Petroleum ...............................................  1.28%
Sony Corp. ..........................................................  1.26%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these countries, securities, or industries.


PORTFOLIO OUTLOOK

Factors that could influence stock prices of companies in the MSCI EAFE(R) Index in the coming year include interest rate trends abroad, the pace of corporate restructurings and mergers, and a more integrated European economy as a result of the European Monetary Union.


--------------------------------------------------------------------------------
                     DIVERSIFICATION BY COUNTRY AND REGION
--------------------------------------------------------------------------------
                     as of December 31, 1999 Based on Market
                              Value of Investments

Japan .............................................................  27.4%
United Kingdom ....................................................  19.1%
Germany ...........................................................  10.4%
France ............................................................  10.3%
Other Asia/Pacific Basin ..........................................   6.1%
Switzerland .......................................................   5.7%
Netherlands .......................................................   5.2%
Italy .............................................................   4.2%
Other Europe ......................................................   3.2%
Finland ...........................................................   3.0%
Spain .............................................................   2.7%
Sweden ............................................................   2.7%

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                    [CHART]

                           1 Year             24.90%
                           3 Years             N/A
                           5 Years             N/A
                          10 Years             N/A

The chart on the left does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


* The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure for Europe, Australasia and the Far East. Direct investment in the index is not possible.


                                     MDA-16

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To equal the return of the Russell 2000(R) Index.


INCEPTION DATE
11/9/98


ASSET CLASS
Small Cap Stocks


UNDERLYING INVESTMENTS

Normally invests most of its assets in common stocks included in the Russell 2000(R) Index.


NET ASSETS
$111.7 million


PORTFOLIO MANAGEMENT

MetLife Investment Department


PERFORMANCE AT-A-GLANCE

For 1999, the Portfolio returned 22.73%, ahead of the 21.26% return of the Russell 2000(R) Index*, which the Portfolio is designed to track. The Portfolio cannot exactly duplicate the Russell 2000(R) Index's return because of differences that primarily result from sampling, pricing, and transaction costs.

The Portfolio is managed on a sampling basis and owns approximately 1,500 of the stocks in the Index. The Russell 2000(R) Index is comprised of approximately 2,000 U.S. small capitalization stocks.


PORTFOLIO ACTIVITY

Towards the latter half of 1999, returns of smaller capitalization stocks exceeded the returns of larger capitalization stocks. This led to the Russell 2000(R) Index reaching an all-time high on December 31, 1999. In addition, for the first time in six years, the return of the Russell 2000(R) Index exceeded the return of the S&P 500 Index, which is comprised of large capitalization stocks.

The technology sector accounted for the majority of gains for the year. Technology stocks now represent about 25% of the total market capitalization of the Index. Within the technology sector, Internet-related companies were particularly strong. Other strong-performing sectors included utilities, producer durables, and energy. The worst performing sectors were consumer staples, financial services, automotive/transportation, materials and processing, and integrated oils. All of those sectors had negative returns for the year.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                            as of December 31, 1999
                                                                      % of Total
Security                                                              Net Assets
--------------------------------------------------------------------------------
Broadvision Inc. ....................................................   1.02%
Microstrategy Inc. ..................................................   0.86%
Verticalnet Inc. ....................................................   0.60%
Millennium Pharmaceuticals ..........................................   0.49%
Lam Resh Corp. ......................................................   0.48%
Interdigital Comm Corp. .............................................   0.47%
Mercury Interactive Corp. ...........................................   0.45%
IDEC Pharmaceuticals Corp. ..........................................   0.45%
PE Corp. ............................................................   0.40%
Omnipoint Corp. .....................................................   0.39%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.


PORTFOLIO OUTLOOK

Factors that could influence stock prices in the coming year include interest rate changes and further developments in technology. Investor enthusiasm for technology-related stocks had a very significant impact on the performance of those companies and the Index as a whole in 1999 and proved to be volatile throughout the course of the year.

The outlook for 2000 will be influenced by the performance of the technology sector given its significant market capitalization weight within the Index.


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                             as of December 31, 1999

                                    [CHART]

                          1 Year              22.73%
                          3 Years              N/A
                          5 Years              N/A
                         10 Years              N/A

The chart above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.


* The Russell 2000(R) Index is an unmanaged, commonly used measure of small stock market performance. Direct investment in the index is not possible.

                                     MDA-17

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NEW SUBSIDIZATION SCHEDULES
--------------------------------------------------------------------------------
FOR CERTAIN INDEX PORTFOLIOS OF THE METROPOLITAN SERIES FUND


RUSSELL 2000(R) INDEX PORTFOLIO:

Beginning on February 22, 2000, MetLife will pay all expenses (other than management fees, brokerage commissions, taxes, interest and ordinary or non-recurring expenses) in excess of .30% of the average net assets for the Russell 2000 Index Portfolio until the Portfolio's assets reach $200 million, or until April 30, 2001, whichever comes first.


MORGAN STANLEY EAFE(R)INDEX PORTFOLIO:

As previously agreed, MetLife will pay all expenses (other than management fees, brokerage commissions, taxes, interest and ordinary or non-recurring expenses) in excess of .25% of the average net assets for the Morgan Stanley EAFE(R)
Index Portfolio until the Portfolio's assets reach $100 million, or until November 8, 2000, whichever comes first. After such date, MetLife will continue to pay all expenses (as described above) in excess of .40% of the Portfolio's average net assets until the Portfolio's assets reach $200 million, or until April 30, 2001, whichever comes first.

                                     DIS-1

================================================================================





                                  ANNUAL REPORT

                                     of the

                                  Metropolitan

                                Series Fund, Inc.


                                DECEMBER 31, 1999






================================================================================

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                                   DECEMBER 31, 1999
--------------------------------------------------------------------------------


To The Shareholders and Board of Directors of the Metropolitan Series Fund,
Inc.:

     We have audited the accompanying statement of assets and liabilities of the Metropolitan Series Fund, Inc. (including the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, and Russell 2000 Index Portfolios, collectively, the "Fund"), including the schedule of investments as of December 31, 1999, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for years ended December 31, 1999 and 1998, and the financial highlights for the period January 1, 1995 (or inception date) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, and Russell 2000 Index Portfolios of the Metropolitan Series Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 1999 and 1998, and the financial highlights for each of the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
February 18, 2000

                                     AUD-1

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH                             SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
  SHARES                      ISSUE                                  (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 97.6%
--------------------------------------------------------------------------------
Banking: 2.3%
 1,062,300    Chase Manhattan Corp.                               $  82,527,431
--------------------------------------------------------------------------------
Biotechnology: 1.5%
   524,900   *Biogen, Inc.                                           44,337,647
    79,000   *Genentech, Inc.                                        10,625,500
                                                                  --------------
                                                                     54,963,147
--------------------------------------------------------------------------------
Broadcasting: 8.2%
 1,903,400    CBS Corp.                                             121,698,637
   370,000    Comcast Corp. Cl. A                                    18,696,563
   304,100  *+EchoStar Communications Corp. Cl. A                    29,611,738
   906,200    Time Warner, Inc.                                      65,642,862
 1,004,800   *Viacom, Inc. Cl. B                                     60,727,600
                                                                  --------------
                                                                    296,377,400
--------------------------------------------------------------------------------
Business Services: 3.1%
   974,100    First Data Corp.                                       48,035,306
 1,118,100    Interpublic Group of Cos., Inc.                        64,500,394
                                                                  --------------
                                                                    112,535,700
--------------------------------------------------------------------------------
Chemicals: 2.1%
   575,200    Dow Chemical Co.                                       76,861,100
--------------------------------------------------------------------------------
Computer Equipment & Service: 7.1%
   481,400   *America Online, Inc.                                   36,315,613
   946,450   *Cisco Systems, Inc.                                   101,358,880
   834,100   *Dell Computer Corp.                                    42,513,034
    53,100   *DoubleClick, Inc.                                      13,449,234
   177,400  *+Exodus Communications, Inc.                            15,760,881
   492,200   *Solectron Corp.                                        46,820,525
                                                                  --------------
                                                                    256,218,167
--------------------------------------------------------------------------------
Consumer Products: 1.1%
   795,200    Black & Decker Corp.                                   41,549,200
--------------------------------------------------------------------------------
Drugs & Health Care: 5.5%
   553,500    American Home Products Corp.                           21,828,656
   798,600   *Amgen, Inc.                                            47,940,957
   909,200    Bristol-Myers Squibb Co.                               58,359,275
 1,151,900    Pfizer, Inc.                                           37,364,756
   418,300    Warner-Lambert Co.                                     34,274,456
                                                                  --------------
                                                                    199,768,100
--------------------------------------------------------------------------------
Electrical Equipment: 3.7%
   876,500    General Electric Co.                                  135,638,375
--------------------------------------------------------------------------------
Electronics: 8.6%
   978,200    Intel Corp.                                            80,487,519
   505,200    Lucent Technologies, Inc.                              37,795,275
   208,200    Motorola, Inc.                                         30,657,450
 1,255,400   *Teradyne, Inc.                                         82,856,400
   825,700    Texas Instruments, Inc.                                79,989,687
                                                                  --------------
                                                                    311,786,331
--------------------------------------------------------------------------------
Entertainment & Leisure: 1.9%
   531,600    Harley-Davidson, Inc.                                  34,055,625
 1,203,600    Walt Disney Co.                                        35,205,300
                                                                  --------------
                                                                     69,260,925
--------------------------------------------------------------------------------
Financial Services: 5.7%
   222,300    American Express Co.                                   36,957,375
 2,113,223    Citigroup, Inc.                                       117,415,953
   232,900    Federal National Mortgage Assoc.                       14,541,694
   271,800    Morgan Stanley Dean Witter & Co.                       38,799,450
                                                                  --------------
                                                                    207,714,472
--------------------------------------------------------------------------------
Food & Beverages: 1.9%
   606,600    Anheuser-Busch Co., Inc.                               42,992,775
   299,600    Coca-Cola Co.                                          17,451,700
   378,400    Coca-Cola Enterprises, Inc.                             7,615,300
                                                                  --------------
                                                                     68,059,775
--------------------------------------------------------------------------------
Household Products: 3.2%
 1,339,200    Colgate-Palmolive Co.                                  87,048,000
   257,600    Procter & Gamble Co.                                   28,223,300
                                                                  --------------
                                                                    115,271,300
--------------------------------------------------------------------------------
Insurance: 3.4%
 1,644,500   +ACE Ltd.                                               27,442,594
   732,925    American International Group, Inc.                     79,247,515
   161,600    Marsh & McLennan Cos., Inc.                            15,463,100
                                                                  --------------
                                                                    122,153,209
--------------------------------------------------------------------------------
Liquor: 1.0%
   798,400    Seagram Ltd.                                           35,878,100
--------------------------------------------------------------------------------
Medical Equipment & Supply: 1.8%
   546,800    Baxter International, Inc.                             34,345,875
   650,500   *Guidant Corp.                                          30,573,500
                                                                   -------------
                                                                     64,919,375
--------------------------------------------------------------------------------
Multi-Industry: 4.3%
 1,388,000    Honeywell, Inc.                                        80,070,250
 1,994,100    Tyco International Ltd.                                77,520,638
                                                                  --------------
                                                                    157,590,888
--------------------------------------------------------------------------------
Office & Business Equipment: 2.8%
   474,800   *EMC Corp.                                              51,871,900
   290,700    International Business Machines Corp.                  31,395,600
   223,800   *Sun Microsystems, Inc.                                 17,323,519
                                                                  --------------
                                                                    100,591,019
--------------------------------------------------------------------------------
Oil: 2.1%
 1,126,640    TOTAL SA ADR                                            78,019,820
--------------------------------------------------------------------------------
Oil & Gas Exploration: 0.3%
 1,314,400   *Ocean Energy, Inc.                                      10,186,600
--------------------------------------------------------------------------------
Oil-International: 4.1%
   212,820   +BP Amoco PLC                                            12,622,886
 2,235,400    Conoco, Inc. Cl. B                                      55,605,575
   458,400    Exxon Mobil Corp.                                       36,929,850


                                     MSF-1

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH                             SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                      VALUE
   SHARES                      ISSUE                                (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Oil-International: (Continued)
   721,600    Royal Dutch Petroleum Co.                         $    43,611,700
                                                                ----------------
                                                                    148,770,011
--------------------------------------------------------------------------------
Retail Trade: 6.4%
   834,600   *Best Buy Co., Inc.                                     41,886,487
 1,185,500    CVS Corp.                                              47,345,906
   468,800    Dayton-Hudson Corp.                                    34,427,500
   167,100    Home Depot, Inc.                                       11,456,794
 1,980,200   *Staples, Inc.                                          40,965,388
   787,100    Wal-Mart Stores, Inc.                                  54,408,287
                                                                ----------------
                                                                    230,490,362
--------------------------------------------------------------------------------
Software: 6.1%
 1,021,100    Electronic Data Systems Corp.                          68,349,881
   997,200   *Microsoft Corp.                                       116,391,938
    76,600   *Oracle Corp.                                            8,581,594
   191,800   *Veritas Software Corp.                                 27,445,381
                                                                ----------------
                                                                    220,768,794
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 4.6%
   307,300   *Nextel Communications, Inc. Cl. A                      31,680,709
   379,100   *Nokia Corp. ADR                                        72,029,000
   299,700    Nortel Networks Corp.                                  30,269,700
   759,200  *+Qwest Communications International, Inc.               32,621,875
                                                                ----------------
                                                                    166,601,284
--------------------------------------------------------------------------------
Utilities-Electric: 0.8%
   401,300   *AES Corp.                                              29,997,175
--------------------------------------------------------------------------------
Utilities-Gas & Pipelines: 1.1%
   869,500    Enron Corp.                                            38,584,063
--------------------------------------------------------------------------------
Utilities-Telephone: 2.9%
 1,788,000   *MCI WorldCom, Inc.                                     94,819,875
    84,600  *+Sprint Corp.                                            8,671,500
                                                                ----------------
                                                                    103,491,375
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost $2,583,006,716) .........................     3,536,573,498
                                                               -----------------
--------------------------------------------------------------------------------
     FACE                     ISSUE          INTEREST  MATURITY          VALUE
    AMOUNT                                     RATE      DATE           (NOTE1A)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 0.0%
--------------------------------------------------------------------------------
  $906,000    State Street Repurchase
              Agreement (U.S. Treasury
              Notes collateralized dated
              12/31/99 due 02/15/03 @
              6.250% with a market value
              of $933,300)                     2.000%   01/3/00 $       906,000
--------------------------------------------------------------------------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost: $906,000) ................................         906,000
                                                                ----------------
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 2.9%
--------------------------------------------------------------------------------
$7,688,000    AIG Funding                      4.950%    1/4/00 $     7,682,715
15,863,000    American Express
              Credit Corp.                     6.420%    1/4/00      15,863,000
19,033,000    American Express
              Credit Corp.                     6.450%    1/6/00      19,033,000
 2,118,000    American Express
              Credit Corp.                     6.500%    1/4/00       2,118,000
29,870,000    CIT Group Holdings,
              Inc.                             6.420%   2/11/00      29,870,000
 4,598,000    Ford Motor Credit Co.            5.420%   1/20/00       4,584,847
25,255,000    General Electric
              Capital Corp.                    5.730%   1/19/00      25,255,000
--------------------------------------------------------------------------------
              TOTAL SHORT TERM OBLIGATIONS
              (Cost: $104,406,562) ............................     104,406,562
                                                               -----------------
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS 100.5%
              (Cost $2,688,319,278) ...........................   3,641,886,060
              OTHER ASSETS LESS LIABILITIES (0.5)% ............     (18,570,414)
                                                               -----------------
              TOTAL NET ASSETS 100.0% .........................$  3,623,315,646
                                                               =================
--------------------------------------------------------------------------------

LEGEND:

*   Non-income producing security.
+   Securities on loan.
ADR (American Depository Receipt) represents ownership of foreign securities.

SECURITIES ON LOAN: (Note 7)

As of December 31, 1999, the market value of securities loaned was $42,507,963 with collateral backing valued at $42,952,830.

See Notes to Financial Statements.

                                     MSF-2

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME                             SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

      FACE                                    INTEREST  MATURITY       VALUE
     AMOUNT                ISSUE                RATE      DATE       (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS: 63.8%
--------------------------------------------------------------------------------
Aerospace & Defense: 0.7%
 $3,175,000   Lockheed Martin Corp.            7.950%    12/1/05   $  3,129,248
--------------------------------------------------------------------------------
Asset Backed: 2.7%
  1,900,000   Arcadia Auto Trust
              Ser. 97-B A5                     6.700%    2/15/05      1,901,862
  7,800,000  +Citibank Credit Card
              Master Trust I Ser. 98 A         5.300%     1/9/06      7,319,754
  3,937,064   World Omni Automobile
              Lease Trust Ser. 97-B A3         6.180%   11/25/03      3,923,521
                                                                   -------------
                                                                     13,145,137
--------------------------------------------------------------------------------
Automotive: 1.5%
  2,375,000 ++Lear Corp. Sr. 144A              7.960%    5/15/05      2,280,000
  3,550,000 ++Lear Corp. 144A                  8.110%    5/15/09      3,365,862
  1,500,000   Lear Seating Corp.
              Sub.                             8.250%     2/1/02      1,470,000
                                                                   -------------
                                                                      7,115,862
--------------------------------------------------------------------------------
Banking: 1.1%
  5,350,000   Capital One Bank                 6.650%    3/15/04      5,120,913
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations: 4.9%
  1,725,060   Chase Commercial
              Mortgage Sec. Ser.
              97-1 A1                          7.270%    7/19/04      1,722,566
  1,425,000   Credit Suisse First
              Boston Ser. 97-C2 A2             6.520%    7/17/07      1,365,777
  2,050,000   GMAC Commercial
              Mortgage Security,
              Inc. Ser. 97-C2 A2               6.550%    4/15/29      1,923,797
  6,544,228   GMAC Commercial
              Mortgage Security,
              Inc. Ser. 98-C1 A1               6.411%   11/15/07      6,331,541
  3,375,000   GMAC Commercial
              Mortgage Security,
              Inc. Ser. 99-C1 A1               6.175%    5/15/33      3,089,180
  2,383,033   GMAC Commercial
              Mortgage Security,
              Inc.Ser. 99-C1                   5.830%    5/15/33      2,248,243
    816,780   Morgan Stanley
              Capital, Inc. Ser. 98
              HF1-A1                           6.190%    1/15/07        788,315
  2,246,108   Morgan Stanley
              Capital, Inc. Ser. 98
              XL1-A1                           6.220%     5/3/05      2,168,527
  3,725,413   Structured Asset
              Securities Corp. Ser.
              97-LL                            6.790%    6/12/04      3,682,347
                                                                   -------------
                                                                     23,320,293
--------------------------------------------------------------------------------
Drugs & Health Care: 0.6%
  1,275,000   HealthSouth Corp. Sr.            7.000%    6/15/08      1,048,254
  1,900,000   HealthSouth Corp. Sr.            9.500%     4/1/01      1,855,711
                                                                   -------------
                                                                      2,903,965
--------------------------------------------------------------------------------
Finance & Banking: 4.1%
  4,925,000   Ford Motor Credit Co.            6.446%    7/16/02      4,945,783
  4,350,000   Ford Motor Credit Co.            7.375%   10/28/09      4,294,538
  5,500,000   General Motors
              Acceptance Corp.                 5.950%    3/14/03      5,295,950
  4,925,000   General Motors
              Acceptance Corp.                 6.385%    10/7/02      4,930,910
                                                                   -------------
                                                                     19,467,181
--------------------------------------------------------------------------------
Financial Services: 25.1%
  1,900,000   Advanta Master Trust
              II Ser. 95-F A1                  6.050%     8/1/03      1,891,089
  1,800,000   Associates Corp. of
              North America                    6.750%    7/15/01      1,797,048
  6,500,000   AT&T Capital Corp.               6.600%    5/15/05      6,250,920
  4,900,000   AT&T Capital Corp.               6.830%    12/1/00      4,920,090
  2,075,000   Charter Communication
              Holding LLC Sr.                  8.625%     4/1/09      1,932,344
  8,225,000  +Chase Credit Card
              Owner Trust Ser. 99-3 A          6.660%    1/15/07      8,072,097
  1,800,000   CIT Group Holdings, Inc. Sr.     6.700%    5/28/01      1,793,088
  4,125,000   Citibank Credit Card
              Master Trust I Ser. 98-1 A       5.750%    1/15/03      4,085,029
  6,745,000   Citibank Credit Card
              Master Trust I Ser. 99 A         5.875%    3/10/11      6,062,069
  3,075,000   Countrywide Funding Corp.        6.580%    9/21/01      3,045,511
  3,100,000   Discover Card Master
              Trust I Ser. 98-7 A              5.600%    5/15/06      2,941,125
  4,425,000   Discover Card Master
              Trust Ser. 99-6 A                6.850%    7/17/07      4,355,837
  2,125,000 ++ERAC USA Finance Co. 144A        6.625%    2/15/05      2,017,284
  2,850,000 ++ERAC USA Finance Co. 144A        6.625%    5/15/06      2,659,705
  2,750,000 ++ERAC USA Finance Co. 144A        6.750%    5/15/07      2,547,930
  3,800,000   Fleet Mortgage Group, Inc.       7.060%    7/26/02      3,781,532
  2,600,000 ++Florida Windstorm-MBIA
              Sr. Ser. 99-A 144A               7.125%    2/25/19      2,380,612
  3,025,000   GE Global Insurance
              Holding Corp.                    7.000%    2/15/26      2,758,346
  4,900,000 ++Global Crossing
              Holdings Ltd. Sr. 144A           9.500%   11/15/09      4,869,375
  4,425,000   Green Tree Financial
              Corp. Sr. Ser. 98-4 A5           6.180%    12/1/17      4,312,959
  3,925,000   Green Tree Financial
              Corp. Sr. Ser. 98-6 A4           5.980%     5/1/13      3,857,529
  5,800,000   Heller Financial, Inc.           6.500%    7/22/02      5,694,904
    500,000   Heller Financial, Inc.           7.000%    5/15/02        497,265
  7,500,000   Heller Financial, Inc.           7.125%    9/28/04      7,380,300
  2,300,000   Household Finance Corp.          6.125%    7/15/02      2,238,544
  8,500,000   Household Finance Corp.          7.250%    5/15/06      8,373,010
  1,700,000   Household Finance Corp. Sr.      6.750%     6/1/00      1,701,258

                                     MSF-3

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME                             SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                            INTEREST   MATURITY        VALUE
FACE AMOUNT                 ISSUE             RATE       DATE        (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS: (Continued)
--------------------------------------------------------------------------------
Financial Services: (Continued)
 $1,950,000   MBNA Master Credit
              Card Tr. II Ser 98-J A           5.250%    2/15/06   $  1,840,917
  2,475,000   MBNA Master Credit
              Card Trust II Ser.
              99-B A                           5.900%    8/15/11      2,236,657
  2,400,000  +MBNA Master Credit
              Card Trust II Ser.
              99-J A                           7.000%    2/15/12      2,355,000
  5,000,000   MBNA Master Credit
              Card Trust Ser. 99-B A           6.875%    7/15/04      4,832,850
  4,775,000   Morgan Stanley Group,
              Inc.                             7.125%    1/15/03      4,771,228
  1,900,000   Prime Credit Card
              Master Trust Ser. 95-1 A         6.750%   11/15/05      1,883,964
                                                                   -------------
                                                                    120,137,416
--------------------------------------------------------------------------------
Food & Beverages: 2.1%
  4,975,000  +Coca Cola Enterprises,
              Inc.                             5.750%    11/1/08      4,431,531
    850,000   Coca-Cola Enterprises,
              Inc.                             6.950%   11/15/26        771,758
  5,325,000 ++Pepsi Bottling Group,
              Inc. 144A                        5.625%    2/17/09      4,692,230
                                                                   -------------
                                                                      9,895,519
--------------------------------------------------------------------------------
Healthcare Services: 2.8%
  2,600,000   Columbia/HCA
              Healthcare Corp.                 6.870%    9/15/03      2,411,500
  3,800,000   Columbia/HCA
              Healthcare Corp.                 7.690%    6/15/25      3,116,000
  3,000,000   Columbia/HCA
              Healthcare Corp.                 7.750%    7/15/36      2,370,000
  5,625,000   Tenet Healthcare Corp. Sr.       8.000%    1/15/05      5,428,125
                                                                   -------------
                                                                     13,325,625
--------------------------------------------------------------------------------
Industrials: 2.8%
  6,100,000   Aramark Services, Inc.           6.750%     8/1/04      5,703,439
  3,400,000   Beckman Coulter, Inc. Sr.        7.100%     3/4/03      3,253,902
    775,000 ++Scotts Co. Sr. Ser. 09
              144A                             8.625%    1/15/09        759,500
  4,125,000   United Technologies
              Corp.                            6.700%     8/1/28      3,640,519
                                                                   -------------
                                                                     13,357,360
--------------------------------------------------------------------------------
Mortgage Related: 2.4%
  2,750,000   Donaldson, Lufkin &
              Jenrette, Inc. Ser.
              98-CF2 A1B                       6.240%   11/12/31      2,539,453
  5,225,000   Donaldson, Lufkin &
              Jenrette, Inc. Ser.
              99-CG1 A1B                       6.460%    1/10/09      4,823,328
  1,827,211   LB Commercial Conduit
              and Mortgage Ser.
              98-C1 A1                         6.330%   11/18/04      1,778,662
  2,425,000   West Penn Funding LLC
              Ser. 99-A A3                     6.810%    9/25/08      2,392,408
                                                                   -------------
                                                                     11,533,851
--------------------------------------------------------------------------------
Newspapers: 2.0%
  5,300,000  +News America, Inc. Sr.           6.625%     1/9/08      4,928,364
  3,400,000   News America, Inc. Sr.           7.125%     4/8/28      2,951,982
  1,975,000   News America, Inc. Sr.           7.750%    1/20/24      1,863,709
                                                                   -------------
                                                                      9,744,055
--------------------------------------------------------------------------------
Pollution Control: 0.4%
  2,000,000  +Allied Waste
              Industries, Inc. Sr.             7.875%     1/1/09      1,760,000
--------------------------------------------------------------------------------
Restaurant: 0.6%
  3,500,000   Darden Restaurants, Inc.         7.125%     2/1/16      3,089,555
--------------------------------------------------------------------------------
Retail Grocery: 1.5%
  5,075,000   Albertsons, Inc. Sr.             7.450%     8/1/29      4,823,534
  2,450,000   Kroger Co. Sr.                   7.250%     6/1/09      2,339,333
                                                                   -------------
                                                                      7,162,867
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 3.1%
  5,100,000 ++Cable & Wireless PLC
              144A                             8.125%    6/15/09      5,061,699
  4,850,000   Lucent Technologies,
              Inc.                             6.450%    3/15/29      4,221,876
  2,150,000   Orange PLC Sr.                   8.750%     6/1/06      2,246,750
    825,000   Voicestream Wireless
              Corp.                           10.375%   11/15/09        849,750
  2,450,000   Williams
              Communications Group,
              Inc. Sr.                        10.700%    10/1/07      2,572,500
                                                                   -------------
                                                                     14,952,575
--------------------------------------------------------------------------------
Utilities-Electric: 4.9%
  5,200,000   Calpine Corp. Sr. Ser. 09        7.750%    4/15/09      4,844,320
  1,750,000 ++Edison Mission Energy
              Funding Ser. A 144A              7.330%    9/15/08      1,663,777
  5,000,000   NRG Energy, Inc. Sr.             7.500%     6/1/09      4,603,500
  3,500,000   PECO Energy Co.Ser. 99-A  A6     6.050%     3/1/09      3,283,420
  5,330,000   PECO Energy Co. Ser.
              99-A A7                          6.130%     3/1/09      4,908,557
  3,900,000   Southern California
              Edison Co.                       6.500%     6/1/01      3,884,829
                                                                   -------------
                                                                     23,188,403
--------------------------------------------------------------------------------
Utilities-Gas & Pipelines: 0.5%
  2,550,000   Dynegy, Inc. Sr.                 6.875%    7/15/02      2,508,129
              TOTAL CORPORATE BONDS
              (Cost: $318,189,482) ..............................   304,857,954
                                                                  --------------
--------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS:  6.9%
--------------------------------------------------------------------------------
  1,250,000   Federal Home Loan
              Mortgage Corp.                   7.100%    4/10/07      1,250,588
    358,644   Federal Home Loan
              Mortgage Corp.                   9.000%    12/1/09        369,490

                                     MSF-4

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME                             SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

      FACE                                  INTEREST   MATURITY        VALUE
     AMOUNT                 ISSUE             RATE       DATE        (NOTE 1A)
--------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: (Continued)
--------------------------------------------------------------------------------
 $6,700,000   Federal National
              Mortgage Assoc.                  6.375%    6/15/09  $   6,397,428
  7,925,000  +Federal National
              Mortgage Assoc.                  6.500%    8/15/04      7,825,938
  3,800,000   Federal National
              Mortgage Assoc.                  7.500%    12/1/99      3,757,250
  8,915,027   Federal National
              Mortgage Assoc.                  7.500%     7/1/29      8,814,733
    242,390   Federal National
              Mortgage Assoc.                  7.750%     9/1/06        243,968
    330,451   Federal National
              Mortgage Assoc.                  7.750%     3/1/08        333,570
     31,326   Federal National
              Mortgage Assoc.                  7.750%     4/1/08         31,622
     69,083   Federal National
              Mortgage Assoc.                  8.000%     6/1/08         70,224
    552,373   Federal National
              Mortgage Assoc.                  8.250%     7/1/08        564,227
    514,228   Federal National
              Mortgage Assoc.                  8.500%     2/1/09        531,594
    162,996   Federal National
              Mortgage Assoc.                  8.500%     9/1/09        168,575
     81,114   Federal National
              Mortgage Assoc.                  9.000%     4/1/16         85,912
  2,840,293   Government National
              Mortgage Assoc.                  6.500%   11/15/28      2,672,545
    126,220   Government National
              Mortgage Assoc.                  7.500%    5/15/07        126,980
--------------------------------------------------------------------------------
              TOTAL FEDERAL AGENCY OBLIGATIONS
              (Cost: $34,026,264) ................................   33,244,644
                                                                  --------------
--------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: 14.5%
--------------------------------------------------------------------------------
  3,938,704  +U.S. Treasury Bond               3.875%    4/15/29      3,676,544
  2,100,000  +U.S. Treasury Bond               6.125%    8/15/29      2,001,888
  8,575,000  +U.S. Treasury Bond               6.625%    2/15/27      8,498,597
  4,650,000   U.S. Treasury Bond               6.750%    8/15/26      4,671,808
  3,950,000   U.S. Treasury Bond               8.125%    5/15/21      4,527,687
 15,275,000  +U.S. Treasury Bond               8.125%    8/15/21     17,518,439
  4,375,000  +U.S. Treasury Bond               8.500%    2/15/20      5,170,681
     25,000  +U.S. Treasury Bond              12.000%    8/15/13         33,383
  3,850,000  +U.S. Treasury Note               5.875%    9/30/02      3,810,884
 12,175,000   U.S. Treasury Note               6.375%    8/15/02     12,201,663
  3,850,000   U.S. Treasury Note               6.625%    7/31/01      3,873,447
  7,775,000   U.S. Treasury Strip              0.000%    5/15/18      2,246,820
  1,100,000   U.S. Treasury Strip              0.000%   11/15/01        980,694
--------------------------------------------------------------------------------
              TOTAL FEDERAL TREASURY OBLIGATIONS
              (Cost: $74,344,687) ................................   69,212,535
                                                                  --------------
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 1.9%
--------------------------------------------------------------------------------
  4,250,000   New Zealand NZD                  8.000%    4/15/04      2,292,795
 12,700,000   New Zealand NZD                  8.000%   11/15/06      6,907,549
--------------------------------------------------------------------------------
              TOTAL FOREIGN OBLIGATIONS
              (Cost: $10,174,193) ................................    9,200,344
                                                                  --------------
--------------------------------------------------------------------------------
STATE AGENCY OBLIGATIONS: 4.1%
--------------------------------------------------------------------------------
  2,500,000   California
              Infrastructure Ser.
              97-1 A5                          6.250%    6/25/04      2,473,825
  4,950,000   California
              Infrastructure Ser.
              97-1 A6                          6.310%    9/25/08      4,776,602
  8,775,000   California
              Infrastructure Ser.
              97-1 A7                          6.420%    9/25/08      8,522,280
  3,950,000   New Jersey Economic
              Development Authority
              State Pension Funding
              Ser. A                           7.425%    2/15/29      3,780,071
--------------------------------------------------------------------------------
              TOTAL STATE AGENCY OBLIGATIONS
              (Cost: $21,068,017) ................................   19,552,778
                                                                  --------------
--------------------------------------------------------------------------------
YANKEE BONDS: 5.6%
--------------------------------------------------------------------------------
  1,400,000   City Of Naples                   7.520%    7/15/06      1,397,746
  3,800,000 ++DR Investments Sr.
              144A                             7.100%    5/15/02      3,774,426
  6,450,000   Hellenic Republic of
              Greece Sr.                       6.950%     3/4/08      6,222,373
  5,200,000   Province of Quebec               7.000%    1/30/07      5,086,120
  4,500,000   Province of Quebec               7.125%     2/9/24      4,179,060
  4,175,000   Province Of Quebec               7.500%    9/15/29      4,047,120
  2,200,000 ++Woodside Finance Ltd.
              Ser. 08 144A                     6.600%    4/15/08      1,992,056
--------------------------------------------------------------------------------
              TOTAL YANKEE BONDS
              (Cost: $28,659,489) ................................   26,698,901
                                                                  --------------
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 0.9%
--------------------------------------------------------------------------------
    409,000   Exxon Corp.                      4.500%     1/3/00        409,000
  1,750,000   General Electric
              Capital Corp.                    6.600%    1/20/00      1,750,000
  2,000,000   Merrill Lynch & Co.,  Inc.       5.880%    1/19/00      1,994,120
--------------------------------------------------------------------------------
              TOTAL SHORT TERM OBLIGATIONS
              (Cost: $4,153,120) .................................    4,153,120
                                                                  --------------
 -------------------------------------------------------------------------------
              TOTAL INVESTMENTS: 97.7%
              (Cost $490,615,252) ................................  466,920,276
              OTHER ASSETS LESS LIABILITIES 2.3% .................   10,959,423
                                                                  --------------
              TOTAL NET ASSETS: 100.0% ........................... $477,879,699
                                                                  --------------
--------------------------------------------------------------------------------

LEGEND:

++ Restricted security
+  Securities on loan
NZD New Zealand Dollar

SECURITIES ON LOAN:  (Note 7)

As of December 31, 1999, the market value of securities loaned was $29,302,974 with collateral backing valued at $30,073,618.

RESTRICTED SECURITIES:  (Note 2)

The aggregate value of restricted securities at December 31, 1999 was $38,064,458 or 7.97% of the Income Portfolio's net assets.

See Notes to Financial Statements.

                                     MSF-5

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH MONEY MARKET                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

   FACE                                   INTEREST  MATURITY      VALUE
  AMOUNT                  ISSUE             RATE      DATE      (NOTE 1A)
---------------------------------------------------------------------------
BANKERS' ACCEPTANCES: 4.5%
---------------------------------------------------------------------------
$1,000,000    BankAmerica Corp.             5.830%   2/23/00  $    991,417
 1,320,000    BankAmerica Corp.             5.880%   3/10/00     1,305,124
---------------------------------------------------------------------------
              TOTAL BANKERS' ACCEPTANCES
              (Cost: $2,296,541) .............................   2,296,541
                                                              -------------
---------------------------------------------------------------------------
COMMERCIAL PAPER: 89.6%
---------------------------------------------------------------------------
   500,000    American Express Credit
              Corp.                         5.950%   2/10/00       496,694
 1,000,000    American Express Credit
              Corp.                         6.500%    1/6/00       999,097
   950,000    American Express Credit
              Corp.                         6.500%   1/11/00       948,285
 1,000,000    American General
              Finance Corp.                 5.670%   1/20/00       997,007
   900,000    American General
              Finance Corp.                 6.020%   1/28/00       895,936
 1,000,000    Cargill, Inc.                 5.700%   1/13/00       998,100
 1,000,000    Cargill, Inc.                 5.730%   1/14/00       997,931
 1,000,000    Caterpillar Financial
              Services                      5.900%    3/9/00       988,856
 1,500,000    Caterpillar Financial
              Services                      5.900%    4/6/00     1,476,400
 1,300,000    CIT Group Holdings,
              Inc.                          5.850%   2/11/00     1,291,339
 1,000,000    Citicorp                      5.680%   1/20/00       997,002
   340,000    DaimlerChrysler Holding
              Corp.                         5.850%   3/17/00       335,801
 1,000,000    DaimlerChrysler Holding
              Corp.                         5.880%    3/3/00       989,873
   900,000    DaimlerChrysler Holding
              Corp.                         5.900%    4/4/00       886,135
 1,000,000    Disney (Walt) Co.             5.640%   1/10/00       998,590
   725,000    Disney (Walt) Co.             5.740%   2/28/00       718,295
 5,138,000    Exxon Corp.                   4.500%    1/3/00     5,138,000
   860,000    Ford Motor Credit Co.         5.810%    1/4/00       859,584
   975,000    Ford Motor Credit Co.         5.860%    1/4/00       974,524
   485,000    Ford Motor Credit Co.         5.910%    1/6/00       484,602
   350,000    General Electric
              Capital Corp.                 5.730%   1/19/00       348,997
   840,000    General Electric
              Capital Corp.                 5.780%   1/25/00       836,763
   560,000    General Electric
              Capital Corp.                 5.900%    3/3/00       554,310
   580,000    General Electric
              Capital Corp.                 6.000%   1/25/00       577,680
   290,000    General Electric
              Capital Corp.                 6.070%   2/22/00       287,457
 1,300,000    General Motors
              Acceptance Corp.              5.680%   1/19/00     1,296,308
 1,000,000    General Motors
              Acceptance Corp.              5.850%    2/1/00       994,962
 1,800,000    Goldman Sachs Group LP        5.810%    2/3/00     1,790,413
   800,000    Goldman Sachs Group LP        5.980%   2/11/00       794,552
 1,000,000    IBM Credit Corp.              6.330%   1/11/00       998,242
 1,000,000    International Lease
              Finance Corp.                 5.770%   2/25/00       991,185
 1,000,000    International Lease
              Finance Corp.                 5.780%   2/15/00       992,775
   535,000    Lucent Technology, Inc.       5.820%   3/15/00       528,600
 1,000,000    Lucent Technology, Inc.       5.860%   3/24/00       986,489
   500,000    Merrill Lynch & Co.,
              Inc.                          5.850%   1/21/00       498,375
   300,000    Merrill Lynch & Co.,
              Inc.                          5.850%   1/31/00       298,538
   500,000    Merrill Lynch & Co.,
              Inc.                          5.850%    2/7/00       496,994
   900,000    Merrill Lynch & Co.,
              Inc.                          5.950%   1/31/00       895,537
   415,000    Merrill Lynch & Co.,
              Inc.                          6.120%   1/28/00       413,095
 1,200,000    Morgan (J.P.) & Co.,
              Inc.                          5.970%   1/14/00     1,197,413
 1,100,000    Morgan (J.P.) & Co.,
              Inc.                          6.000%   2/11/00     1,092,483
 1,500,000    Northern States Power
              Co.                           5.750%   1/27/00     1,493,771
 1,300,000    Norwest Financial, Inc.       5.800%   3/14/00     1,284,711
 1,000,000    Norwest Financial, Inc.       6.020%   2/17/00       992,141
   320,000    Norwest Financial, Inc.       6.160%   2/10/00       317,810
   800,000    Procter & Gamble Co.          5.830%   2/29/00       792,356
 1,000,000  ++United Technologies
              Corp. 144A                    5.880%   2/18/00       992,160
 1,000,000  ++United Technologies
              Corp. 144A                    6.150%   2/29/00       989,921
---------------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER
              (Cost: $46,206,089) ............................  46,206,089
                                                              -------------
---------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 4.9%
---------------------------------------------------------------------------
 1,543,000    Toronto-Dominion
              Holdings                      5.610%   2/29/00     1,528,814
 1,000,000    Toronto-Dominion
              Holdings                      6.215%   1/10/00       998,446
                                                              -------------
                                                                 2,527,260
---------------------------------------------------------------------------
              TOTAL FOREIGN OBLIGATIONS
              (Cost: $2,527,260) .............................   2,527,260
                                                              -------------
---------------------------------------------------------------------------
              TOTAL INVESTMENTS: 99.0%
              (Cost $51,029,890) .............................  51,029,890
              OTHER ASSETS LESS LIABILITIES:  1.0% ...........     515,101
                                                              -------------
              TOTAL NET ASSETS: 100.0% ....................... $ 51,544,991
                                                              -------------
---------------------------------------------------------------------------

LEGEND:

++ Restricted security

RESTRICTED SECURITIES: (Note 2)

The aggregate value of restricted securities at December 31, 1999 was $1,982,081 or 3.85% of the Money Market Portfolio's net assets.

See Notes to Financial Statements.

                                     MSF-6

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED                        SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                            VALUE
  SHARES               ISSUE                                              (NOTE 1A)
--------------------------------------------------------------------------------------
COMMON STOCK: 55.3%
--------------------------------------------------------------------------------------
Banking: 1.3%
    480,000    Chase Manhattan Corp.                             $         37,290,000
--------------------------------------------------------------------------------------
Biotechnology: 0.9%
    235,300   *Biogen, Inc.                                                19,875,497
     35,800  *+Genentech, Inc.                                              4,815,100
                                                                 ---------------------
                                                                           24,690,597
--------------------------------------------------------------------------------------
Broadcasting: 4.6%
    859,100    CBS Corp.                                                   54,928,706
    165,600    Comcast Corp. Cl. A                                          8,367,975
    135,900  *+EchoStar Communications Corp. Cl. A                         13,233,262
    406,900    Time Warner, Inc.                                           29,474,819
    453,600   *Viacom, Inc. Cl. B                                          27,414,450
                                                                 ---------------------
                                                                          133,419,212
--------------------------------------------------------------------------------------
Business Services: 1.8%
    439,800    First Data Corp.                                            21,687,638
    499,400    Interpublic Group of Cos., Inc.                             28,809,137
                                                                 ---------------------
                                                                           50,496,775
--------------------------------------------------------------------------------------
Chemicals: 1.2%
    258,300   +Dow Chemical Co.                                            34,515,338
--------------------------------------------------------------------------------------
Computer Equipment & Service: 4.0%
    216,800   *America Online, Inc.                                        16,354,850
    425,000   *Cisco Systems, Inc.                                         45,514,844
    376,800   *Dell Computer Corp.                                         19,216,800
     23,900  *+DoubleClick, Inc.                                            6,053,422
     80,000  *+Exodus Communications, Inc.                                  7,107,500
    222,500   *Solectron Corp.                                             21,165,312
                                                                 ---------------------
                                                                          115,412,728
--------------------------------------------------------------------------------------
Consumer Products: 0.6%
    355,700    Black & Decker Corp.                                        18,585,325
--------------------------------------------------------------------------------------
Drugs & Health Care: 3.1%
    249,000    American Home Products Corp.                                 9,819,938
    358,800   *Amgen, Inc.                                                 21,539,212
    406,600    Bristol-Myers Squibb Co.                                    26,098,637
    517,800    Pfizer, Inc.                                                16,796,138
    188,000    Warner-Lambert Co.                                          15,404,250
                                                                 ---------------------
                                                                           89,658,175
--------------------------------------------------------------------------------------
Electrical Equipment: 2.1%
    395,100    General Electric Co.                                        61,141,725
--------------------------------------------------------------------------------------
Electronics: 4.8%
    439,200    Intel Corp.                                                 36,137,925
    226,800    Lucent Technologies, Inc.                                   16,967,475
     93,700    Motorola, Inc.                                              13,797,325
    562,300   *Teradyne, Inc.                                              37,111,800
    362,300    Texas Instruments, Inc.                                     35,097,812
                                                                 ---------------------
                                                                          139,112,337
--------------------------------------------------------------------------------------
Entertainment & Leisure: 1.1%
    237,600    Harley-Davidson, Inc.                                       15,221,250
    543,800    Walt Disney Co.                                             15,906,150
                                                                 ---------------------
                                                                           31,127,400
--------------------------------------------------------------------------------------
Financial Services: 3.2%
     99,800    American Express Co.                                        16,591,750
    947,148    Citigroup, Inc.                                             52,625,911
    104,000    Federal National Mortgage Assoc.                             6,493,500
    121,700    Morgan Stanley Dean Witter & Co.                            17,372,675
                                                                 ---------------------
                                                                           93,083,836
--------------------------------------------------------------------------------------
Food & Beverages: 1.1%
    270,800    Anheuser-Busch Co., Inc.                                    19,192,950
    133,800    Coca-Cola Co.                                                7,793,850
    171,500    Coca-Cola Enterprises, Inc.                                  3,451,438
                                                                 ---------------------
                                                                           30,438,238
--------------------------------------------------------------------------------------
Household Products: 1.8%
    616,500    Colgate-Palmolive Co.                                       40,072,500
    115,600    Procter & Gamble Co.                                        12,665,425
                                                                 ---------------------
                                                                           52,737,925
--------------------------------------------------------------------------------------
Insurance: 1.9%
    738,300    ACE Ltd.                                                    12,320,381
    331,550    American International Group, Inc.                          35,848,844
     72,300    Marsh & McLennan Cos., Inc.                                  6,918,206
                                                                 ---------------------
                                                                           55,087,431
--------------------------------------------------------------------------------------
Liquor: 0.6%
    358,500    Seagram Ltd.                                                16,110,094
--------------------------------------------------------------------------------------
Medical Equipment & Supply: 1.0%
    244,700    Baxter International, Inc.                                  15,370,219
    293,900   *Guidant Corp.                                               13,813,300
                                                                 ---------------------
                                                                           29,183,519
--------------------------------------------------------------------------------------
Multi-Industry: 2.5%
    622,000    Honeywell, Inc.                                             35,881,625
    892,300    Tyco International Ltd.                                     34,688,162
                                                                 ---------------------
                                                                           70,569,787
--------------------------------------------------------------------------------------
Office & Business Equipment: 1.6%
    213,200   *EMC Corp.                                                   23,292,100
    130,100    International Business Machines Corp.                       14,050,800
    100,800   *Sun Microsystems, Inc.                                       7,802,550
                                                                  --------------------
                                                                           45,145,450
--------------------------------------------------------------------------------------
Oil: 1.2%
    503,645    TOTAL SA ADR                                                34,877,416
--------------------------------------------------------------------------------------
Oil & Gas Exploration: 0.2%
    579,700   *Ocean Energy, Inc.                                           4,492,675
--------------------------------------------------------------------------------------
Oil-International: 2.3%
     95,570    BP Amoco PLC ADR                                             5,668,495
  1,000,000    Conoco, Inc. Cl. B                                          24,875,000
    205,500    Exxon Mobil Corp.                                           16,555,594

                                     MSF-7

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED                        SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                            VALUE
  SHARES                       ISSUE                                      (NOTE 1A)
--------------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------------
Oil-International: (Continued)
    322,100    Royal Dutch Petroleum Co.                               $   19,466,919
                                                                       ---------------
                                                                           66,566,008
--------------------------------------------------------------------------------------
Retail Trade: 3.6%
    375,800   *Best Buy Co., Inc.                                          18,860,462
    532,400    CVS Corp.                                                   21,262,725
    209,500    Dayton-Hudson Corp.                                         15,385,156
     74,700    Home Depot, Inc.                                             5,121,619
    889,300   *Staples, Inc.                                               18,397,394
    355,800    Wal-Mart Stores, Inc.                                       24,594,675
                                                                       ---------------
                                                                          103,622,031
--------------------------------------------------------------------------------------
Software: 3.5%
      5,887   *Anacomp, Inc.                                                  108,174
      1,495   *Anacomp, Inc. (Wts.)                                            11,727
    461,600    Electronic Data Systems Corp.                               30,898,350
    447,000   *Microsoft Corp.                                             52,173,281
     34,300   *Oracle Corp.                                                 3,842,672
     85,700   *Veritas Software Corp.                                      12,263,134
                                                                       ---------------
                                                                           99,297,338
--------------------------------------------------------------------------------------
Telecommunications Equipment & Services: 2.6%
    137,200   *Nextel Communications, Inc. Cl. A                           14,144,462
    171,500  *+Nokia Corp. ADR                                             32,585,000
    134,000    Nortel Networks Corp.                                       13,534,000
    339,500  *+Qwest Communications International, Inc.                    14,587,891
                                                                       ---------------
                                                                           74,851,353
--------------------------------------------------------------------------------------
Transportation-Trucking: 0.0%
        500   *Crown Packaging Holdings Ltd. (Wts.)                                 5
--------------------------------------------------------------------------------------
Utilities-Electric: 0.5%
    179,200   *AES Corp.                                                   13,395,200
--------------------------------------------------------------------------------------
Utilities-Gas & Pipelines: 0.6%
    392,700    Enron Corp.                                                 17,426,063
--------------------------------------------------------------------------------------
Utilities-Telephone: 1.6%
    802,800   *MCI WorldCom, Inc.                                          42,573,487
     38,100  *+Sprint Corp.                                                 3,905,250
                                                                       ---------------
                                                                           46,478,737
--------------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost: $1,172,533,283) ................................  1,588,812,718
                                                                       ---------------
--------------------------------------------------------------------------------------
       FACE                    ISSUE            INTEREST   MATURITY          VALUE
      AMOUNT                                      RATE       DATE           (NOTE1A)
--------------------------------------------------------------------------------------
CORPORATE BONDS: 26.8%
--------------------------------------------------------------------------------------
Aerospace & Defense: 0.3%
 $8,125,000    Lockheed Martin Corp.              7.950%    12/1/05   $    8,007,919
--------------------------------------------------------------------------------------
Asset Backed: 0.6%
 17,850,000    Citibank Credit Card
               Master Trust I Ser. 98 A           5.300%     1/9/06       16,750,976
--------------------------------------------------------------------------------------
Automotive: 0.5%
  5,525,000  ++Lear Corp. Sr. 144A                7.960%    5/15/05        5,304,000
  8,225,000  ++Lear Corp. Sr. 144A                8.110%    5/15/09        7,798,369
  1,550,000    Lear Seating Corp.
               Sub.                               8.250%     2/1/02        1,519,000
                                                                       ---------------
                                                                          14,621,369
--------------------------------------------------------------------------------------
Collateralized Mortgage Obligations: 1.6%
  4,811,232    Comm Ser. 99-1                     6.145%    2/15/08        4,617,243
    245,083    Countrywide MBS, Inc.
               Ser. 93-5 A4                       7.125%   12/25/23          244,086
  4,325,000    GMAC Commercial
               Mortgage Security, Inc.
               Ser. 97-C2 A2                      6.550%    4/15/29        4,058,742
 15,800,202    GMAC Commercial
               Mortgage Security, Inc.
               Ser. 98-C1 A1                      6.411%   11/15/07       15,286,695
  7,625,000    GMAC Commercial
               Mortgage Security, Inc.
               Ser. 99-C1 A2                      6.175%    5/15/33        6,979,258
  1,676,548    Morgan Stanley
               Capital, Inc. Ser. 98
               HF1-A1                             6.190%    1/15/07        1,618,120
  5,500,672    Morgan Stanley
               Capital, Inc. Ser. 98
               XL1-A1                             6.220%     5/3/05        5,310,679
  7,308,453    Structured Asset
               Securities Corp. Ser.
               97-LL                              6.790%   10/12/34        7,223,967
     54,135    World Omni
               Automobile Lease Trust
               Ser. 97-B A3                       6.180%   11/25/03           53,948
                                                                       ---------------
                                                                          45,392,738
--------------------------------------------------------------------------------------
Drugs & Health Care: 0.2%
  2,875,000    HealthSouth Corp. Sr.              7.000%    6/15/08        2,363,710
  4,100,000    HealthSouth Corp. Sr.              9.500%     4/1/01        4,004,429
                                                                       ---------------
                                                                           6,368,139
--------------------------------------------------------------------------------------
Electrical Equipment: 0.2%
  5,650,000    Ametek, Inc. Sr.                   7.200%    7/15/08        5,032,173
--------------------------------------------------------------------------------------
Entertainment & Leisure: 0.2%
  4,475,000    Harrah's
               Entertainment, Inc.                7.875%   12/15/05        4,307,188
--------------------------------------------------------------------------------------
Finance & Banking: 3.1%
  2,550,000    Bank of America Corp.
               Sr.                                5.875%    2/15/09        2,270,622
 12,100,000    Capital One Bank
               Group                              6.620%     8/4/03       11,614,185
 11,900,000    FINOVA Capital Corp.
               Sr.                                6.125%    3/15/04       11,264,897
  5,400,000    FINOVA Capital Corp.
               Sr.                                6.375%    5/15/05        5,082,858
 12,000,000    Ford Motor Credit Co.              5.750%    2/23/04       11,392,440
 15,125,000    Ford Motor Credit Co.              6.446%    7/16/02       15,188,827
 11,400,000    Ford Motor Credit Co.              7.375%   10/28/09       11,254,650

                                     MSF-8

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED                        SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

       FACE                                     INTEREST   MATURITY         VALUE
      AMOUNT               ISSUE                  RATE       DATE          (NOTE1A)
-------------------------------------------------------------------------------------
CORPORATE BONDS: (Continued)
-------------------------------------------------------------------------------------
Finance & Banking: (Continued)
$ 4,500,000   General Motors
              Acceptance Corp.                    5.950%    3/14/03   $    4,333,050
  5,000,000   General Motors
              Acceptance Corp.                    6.335%     4/5/04        5,013,600
 12,850,000   General Motors
              Acceptance Corp.                    6.385%    10/7/02       12,865,420
                                                                      ---------------
                                                                          90,280,549
-------------------------------------------------------------------------------------
Financial Services: 10.6%
 19,150,000   AT&T Capital Corp.                  6.600%    5/15/05       18,416,172
 13,100,000   AT&T Capital Corp.                  6.830%    12/1/00       13,153,710
  4,850,000   Charter Communication
              Holding LLC Sr.                     8.625%     4/1/09        4,516,563
 21,125,000   Chase Credit Card
              Owner Trust
              Ser. 99-3 A                         6.660%    1/15/07       20,732,286
  3,900,000   Chase Manhattan Credit
              Card Master Trust Ser.
              96-3 A                              7.040%    2/15/05        3,908,502
  5,200,000   CIT Group Holdings,
              Inc. Sr.                            6.700%    5/28/01        5,180,032
  3,230,000   CIT Group Holdings,
              Inc. Sr.                            6.750%    5/14/01        3,220,278
 16,755,000   Citibank Credit Card
              Master Trust I Ser. 99 A            5.875%    3/10/11       15,058,556
 14,600,000   Commercial Credit
              Group, Inc.                         6.450%     7/1/02       14,393,848
  9,725,000   Countrywide Funding
              Corp.                               6.580%    9/21/01        9,631,737
  6,900,000   Discover Card Master
              Trust I Ser. 98-7 A                 5.600%    5/15/06        6,546,375
 11,925,000   Discover Card Master
              Trust Ser. 99-6 A                   6.850%    7/17/07       11,738,612
  4,500,000 ++ERAC USA Finance Co. 144A           6.625%    2/15/05        4,271,895
  9,550,000 ++ERAC USA Finance Co. 144A           6.625%    5/15/06        8,912,347
  4,400,000   Fleet Mortgage Group, Inc.          7.060%    7/26/02        4,378,616
  6,000,000 ++Florida Windstorm-MBIA
              Sr. Ser. 99 144A                    7.125%    2/25/19        5,493,720
 12,800,000   GE Global Insurance
              Holding Corp.                       7.000%    2/15/26       11,671,680
 12,700,000 ++Global Crossing
              Holdings Ltd. Sr. 144A              9.500%   11/15/09       12,620,625
 10,725,000   Green Tree Financial
              Corp. Sr. Ser. 98-4 A5              6.180%    12/1/17       10,453,443
  8,500,000   Green Tree Financial
              Corp. Sr. Ser. 98-6 A4              5.980%     5/1/13        8,353,885
 18,000,000   Heller Financial, Inc.              6.500%    7/22/02       17,673,840
    725,000   Heller Financial, Inc.              7.000%    5/15/02          721,034
 19,500,000   Heller Financial, Inc.              7.125%    9/28/04       19,188,780
 12,000,000   Household Finance Corp.             7.200%    7/15/06       11,786,880
     50,000   Household Finance Corp. Sr.         6.750%     6/1/00           50,037
 13,000,000   MBNA American Bank
              National Assoc.                     6.875%    7/15/04       12,565,410
 17,025,000   MBNA Master Credit
              Card Tr. II Ser 98-J A              5.250%    2/15/06       16,072,621
  5,825,000   MBNA Master Credit
              Card Trust II Ser. 99-B A           5.900%    8/15/11        5,264,053
 10,250,000   MBNA Master Credit
              Card Trust II Ser. 99-J A           7.000%    2/15/12       10,057,812
 11,300,000   Morgan Stanley Group, Inc.          7.125%    1/15/03       11,291,073
  8,175,000   Prime Credit Card
              Master Trust I Ser. 95-1 A          6.750%   11/15/05        8,106,003
                                                                      ---------------
                                                                         305,430,425
-------------------------------------------------------------------------------------
Food & Beverages: 0.4%
  5,375,000   Coca-Cola Enterprises, Inc.         5.750%    11/1/08        4,787,835
  2,150,000   Coca-Cola Enterprises, Inc.         6.950%   11/15/26        1,952,093
  6,550,000 ++Pepsi Bottling Group, Inc. 144A     5.625%    2/17/09        5,771,663
                                                                      ---------------
                                                                          12,511,591
-------------------------------------------------------------------------------------
Healthcare Services: 1.0%
  3,700,000   Columbia/HCA
              Healthcare Corp.                    6.870%    9/15/03        3,431,750
  4,650,000   Columbia/HCA
              Healthcare Corp.                    6.910%    6/15/05        4,254,750
  8,600,000   Columbia/HCA
              Healthcare Corp.                    7.690%    6/15/25        7,052,000
  3,985,000   Columbia/HCA
              Healthcare Corp.                    7.750%    7/15/36        3,148,150
  6,425,000   Tenet Healthcare Corp. Sr.          7.875%    1/15/03        6,232,250
  4,600,000   Tenet Healthcare Corp. Sr.          8.000%    1/15/05        4,439,000
                                                                      ---------------
                                                                          28,557,900
-------------------------------------------------------------------------------------
Industrials: 2.0%
  8,375,000   Allied Signal, Inc.                 5.750%    3/15/01        8,284,801
 11,300,000   Aramark Services, Inc.              6.750%     8/1/04       10,565,387
  9,000,000   Beckman Instuments, Inc. Sr.        7.100%     3/4/03        8,613,270
  6,400,000   Eaton Corp.                         6.950%   11/15/04        6,259,520
  5,800,000   Honeywell, Inc.                     6.750%    3/15/02        5,750,990
 11,000,000   Tyco International Group SA         6.250%    6/15/03       10,561,210

                                     MSF-9

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED                        SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

      FACE                                      INTEREST    MATURITY        VALUE
     AMOUNT                    ISSUE              RATE        DATE         (NOTE1A)
-------------------------------------------------------------------------------------
CORPORATE BONDS: (CONTINUED)
-------------------------------------------------------------------------------------
Industrials: (Continued)
$ 9,875,000   United Technologies
              Corp.                               6.700%     8/1/28   $    8,715,181
                                                                      ---------------
                                                                          58,750,359
-------------------------------------------------------------------------------------
Mortgage Related: 1.1%
  6,475,000   Donaldson, Lufkin &
              Jenrette, Inc. Ser.
              98-CF2 A1B                          6.240%   11/12/31        5,979,258
 11,950,000   Donaldson, Lufkin &
              Jenrette, Inc. Ser.
              99-CG1 A1B                          6.460%    1/10/09       11,031,344
  8,604,879   LB Commercial Conduit
              and Mortgage Ser.
              98-C1 A1                            6.330%    2/18/30        8,376,247
  6,250,000   West Penn Funding LLC
              Ser. 99-A A3                        6.810%    9/25/08        6,166,000
                                                                      ---------------
                                                                          31,552,849
-------------------------------------------------------------------------------------
Newspapers: 0.7%
  7,775,000   News America, Inc.                  7.375%   10/17/08        7,542,450
 10,730,000   News America, Inc. Sr.              7.125%     4/8/28        9,316,108
  3,825,000   News America, Inc. Sr.              7.750%    1/20/24        3,609,461
                                                                      ---------------
                                                                          20,468,019
-------------------------------------------------------------------------------------
Pollution Control: 0.7%
  6,100,000   Safety-Kleen Corp. Sr.              9.250%    5/15/09        5,901,750
  8,475,000   USA Waste Services,
              Inc. Sr.                            6.125%    7/15/01        8,066,081
  7,000,000 ++Waste Management, Inc.
              144A                                6.875%    5/15/09        5,898,200
                                                                      ---------------
                                                                          19,866,031
-------------------------------------------------------------------------------------
Restaurant: 0.1%
  4,400,000   Darden Restaurants, Inc.            7.125%     2/1/16        3,884,012
-------------------------------------------------------------------------------------
Retail Grocery: 0.7%
 13,025,000   Albertsons, Inc. Sr.                7.450%     8/1/29       12,379,611
  7,875,000   Kroger Co. Sr.                      7.625%    9/15/06        7,804,204
                                                                      ---------------
                                                                          20,183,815
-------------------------------------------------------------------------------------
Telecommunications Equipment & Services: 1.3%
 12,575,000 ++Cable & Wireless PLC
              144A                                8.125%    6/15/09       12,480,562
 17,100,000   Lucent Technologies,
              Inc.                                6.450%    3/15/29       14,885,379
  2,100,000   Voicestream Wireless
              Corp.                              10.375%   11/15/09        2,163,000
  6,450,000   Williams
              Communications Group,
              Inc. Sr.                           10.700%    10/1/07        6,772,500
                                                                      ---------------
                                                                          36,301,441
-------------------------------------------------------------------------------------
Utilities-Electric: 1.3%
 10,000,000   Calpine Corp. Sr.
              Ser. 09                             7.750%    4/15/09        9,316,000
 11,000,000   NRG Energy, Inc. Sr.                7.500%     6/1/09       10,127,700
 12,025,000   PECO Energy Co. Ser.
              99-A A7                             6.130%     3/1/09       11,074,183
  5,350,000   Southern California
              Edison Co.                          6.500%     6/1/01        5,329,189
                                                                      ---------------
                                                                          35,847,072
-------------------------------------------------------------------------------------
Utilities-Gas & Pipelines: 0.2%
  6,450,000   Dynegy, Inc. Sr.                    6.875%    7/15/02        6,344,091
                                                                      ---------------
              TOTAL CORPORATE BONDS
              (Cost: $802,592,214) ...................................   770,458,656
                                                                      ---------------
-------------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: 2.3%
-------------------------------------------------------------------------------------
 11,950,000  +Federal National
              Mortgage Assoc.                     6.500%    8/15/04       11,800,625
 19,876,194   Federal National
              Mortgage Assoc.                     7.000%    11/1/29       19,217,695
  1,328,083   Government National
              Mortgage Assoc.                     6.000%    2/15/09        1,275,836
  1,715,221   Federal National
              Mortgage Assoc.                     7.000%    12/1/07        1,701,842
    357,716   Federal National
              Mortgage Assoc.                     7.250%     9/1/07          357,434
    683,917   Federal National
              Mortgage Assoc.                     8.000%     6/1/08          695,216
    809,910   Federal National
              Mortgage Assoc.                     8.500%     2/1/09          837,260
     27,038   Federal National
              Mortgage Assoc.                     9.000%     4/1/16           28,637
  3,280,489   Government National
              Mortgage Assoc.                     6.500%    5/15/09        3,206,219
  4,225,802   Government National
              Mortgage Assoc.                     6.500%   11/15/28        3,976,226
 21,965,204   Federal National
              Mortgage Assoc.                     7.500%     6/1/29       21,718,095
-------------------------------------------------------------------------------------
              TOTAL FEDERAL AGENCY OBLIGATIONS
              (Cost: $66,358,258) ....................................    64,815,085
                                                                      ---------------
-------------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: 8.8%
-------------------------------------------------------------------------------------
  9,693,304  +U.S. Treasury Bond                  3.875%    4/15/29        9,048,118
  9,825,000  +U.S. Treasury Bond                  6.625%    2/15/27        9,737,459
 12,200,000  +U.S. Treasury Bond                  6.750%    8/15/26       12,257,218
  6,600,000   U.S. Treasury Bond                  8.125%    5/15/21        7,565,250
 89,550,000  +U.S. Treasury Bond                  8.125%    8/15/21      102,702,209
 10,200,000  +U.S. Treasury Bond                  8.500%    2/15/20       12,055,074
 17,775,000  +U.S. Treasury Note                  5.875%    9/30/02       17,594,406
 20,925,000  +U.S. Treasury Note                  6.000%    8/15/04       20,597,942
 56,125,000  +U.S. Treasury Note                  6.625%    7/31/01       56,466,801
 14,525,000   U.S. Treasury Strip                 0.000%    5/15/18        4,197,435
  2,050,000   U.S. Treasury Strip                 0.000%   11/15/01        1,827,657
-------------------------------------------------------------------------------------
              TOTAL FEDERAL TREASURY OBLIGATIONS
              (Cost: $269,207,674) ...................................   254,049,569
                                                                      ---------------
-------------------------------------------------------------------------------------

                                     MSF-10

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED                        SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

      FACE                                           INTEREST   MATURITY          VALUE
     AMOUNT                 ISSUE                      RATE       DATE          (NOTE 1A)
------------------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 0.8%
------------------------------------------------------------------------------------------
$ 9,725,000   New Zealand NZD                          8.000%    4/15/04   $    5,246,454
 32,725,000   New Zealand NZD                          8.000%   11/15/06       17,799,176
------------------------------------------------------------------------------------------
              TOTAL FOREIGN OBLIGATIONS
              (Cost: $25,261,319) ........................................     23,045,630
                                                                           ---------------
------------------------------------------------------------------------------------------
STATE AGENCY OBLIGATIONS: 1.6%
------------------------------------------------------------------------------------------
  5,600,000   California
              Infrastructure Ser. 97-1
              A5                                       6.250%    6/25/04        5,541,368
 11,225,000   California
              Infrastructure Ser. 97-1
              A6                                       6.310%    9/25/08       10,831,788
  6,150,000   California
              Infrastructure Ser. 97-1
              A6                                       6.320%    9/22/05        6,050,370
  5,325,000   California
              Infrastructure Ser. 97-1
              A6                                       6.380%    9/25/08        5,133,620
 11,275,000   California
              Infrastructure Ser. 97-1
              A7                                       6.420%    9/25/08       10,950,280
  8,475,000   New Jersey Economic
              Development Authority
              State Pension Funding
              Ser. A                                   7.425%    2/15/29        8,110,405
------------------------------------------------------------------------------------------
              TOTAL STATE AGENCY OBLIGATIONS
              (Cost: $50,052,926) ........................................     46,617,831
                                                                           ---------------
------------------------------------------------------------------------------------------
YANKEE BONDS: 2.2%
------------------------------------------------------------------------------------------
  1,925,000   City of Naples                           7.520%    7/15/06        1,921,901
  6,700,000 ++DR Investments Sr.
              144A                                     7.100%    5/15/02        6,654,909
  3,000,000   Norsk Hydro AS                           7.150%   11/15/25        2,729,700
 11,800,000   Province of Quebec                       7.000%    1/30/07       11,541,580
 10,875,000   Province of Quebec                       7.500%    9/15/29       10,541,899
  5,100,000 ++Woodside Finance Ltd.
              Ser. 08 144A                             6.600%    4/15/08        4,617,948
 15,925,000   Hellenic Republic of
              Greece                                   6.950%     3/4/08       15,362,992
 10,575,000   Province of Quebec                       7.125%     2/9/24        9,820,791
------------------------------------------------------------------------------------------
              TOTAL YANKEE BONDS
              (Cost: $68,062,056) ........................................     63,191,720
                                                                           ---------------
------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 1.4%
------------------------------------------------------------------------------------------
  5,472,000   AIG Funding                              4.950%     1/4/00        5,469,743
  3,757,000   American Express
              Credit Corp.                             4.000%     1/6/00        3,757,000
 11,093,000   American Express
              Credit Corp.                             6.450%     1/6/00       11,093,000
  9,672,000   CIT Group Holdings,
              Inc.                                     6.420%    2/11/00        9,672,000
 10,200,000   Ford Motor Credit Co.                    5.420%    1/20/00       10,170,822
------------------------------------------------------------------------------------------
              TOTAL SHORT TERM OBLIGATIONS
              (Cost: $40,162,565) ........................................     40,162,565
                                                                           ---------------
------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS: 99.2%
              (Cost $2,494,230,295) ......................................  2,851,153,774
              OTHER ASSETS LESS LIABILITIES: 0.8% ........................     23,257,871
                                                                           ---------------
              TOTAL NET ASSETS: 100.0% ................................... $2,874,411,645
                                                                           ===============
------------------------------------------------------------------------------------------

LEGEND:
*   Non-income producing security.
+   Securities on loan.
++  Restricted security
ADR (American depository receipt) represents ownership of foreign securities. NZD New Zealand Dollar

SECURITIES ON LOAN: (NOTE 7)
As of December 31, 1999, the market value of securities loaned was $84,230,909 with collateral backing valued at $85,210,724.

RESTRICTED SECURITIES: (NOTE 2)
The aggregate value of restricted securities at December 31, 1999 was $67,343,677 or 2.35% of the State Street Research Diversified Portfolio's net assets.

See Notes to Financial Statements.

                                    MSF-11

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE                         SCHEDULE OF INVESTMENTS
GROWTH PORTFOLIO                                         DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                      VALUE
  SHARES            ISSUE                                           (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 91.6%
--------------------------------------------------------------------------------
Automotive: 1.5%
  503,500     Danaher Corp.                                      $   24,293,875
--------------------------------------------------------------------------------
Banking: 0.7%
  466,300     TCF Financial Corp.                                    11,599,213
--------------------------------------------------------------------------------
Biotechnology: 1.5%
  291,000    *Biogen, Inc.                                           24,580,406
--------------------------------------------------------------------------------
Broadcasting: 7.1%
   99,000   *+Adelphia Communications Corp. Cl. A                     6,493,781
  248,241    *AMFM , Inc.                                            19,424,858
   89,056    *Clear Channel Communications, Inc.                      7,948,248
  815,281    *Infinity Broadcasting Corp. Cl. A                      29,502,981
  191,900   *+Univision Communications, Inc. Cl. A                   19,609,782
  553,408    *USA Networks, Inc.                                     30,558,498
                                                                 ---------------
                                                                    113,538,148
--------------------------------------------------------------------------------
Business Services: 8.0%
  185,600    *Bisys Group, Inc.                                      12,098,800
  991,348    *Concord EFS, Inc.                                      25,496,231
  815,575    *Fiserv, Inc.                                           31,195,744
   40,900   *+InterNAP Network Services                               7,070,588
  404,000    *Paychex, Inc.                                          16,147,375
  516,500    *Young & Rubicam, Inc.                                  36,542,375
                                                                 ---------------
                                                                    128,551,113
--------------------------------------------------------------------------------
Chemicals: 0.4%
  179,600   *+NOVA Corp.                                              5,668,625
--------------------------------------------------------------------------------
Computer Equipment & Service: 11.1%
  235,000    *CIENA Corp.                                            13,519,844
  182,500    *Citrix Systems, Inc.                                   22,441,797
   91,900    *Covad Communications Group, Inc.                        5,126,297
   68,900   *+Extreme Networks, Inc.                                  5,761,763
  215,800    *Jabil Circuit, Inc.                                    15,753,400
  206,400    *Legato Systems, Inc.                                   14,196,450
   79,600    *Lexmark International Group, Inc.                       7,203,800
  205,600    *Network Appliance, Inc.                                17,071,225
   79,300    *Network Solutions, Inc. Cl. A                          17,255,184
  105,400    *Proxicom, Inc.                                         13,092,656
   57,600    *SanDisk Corp.                                           5,522,400
  186,900    *Solectron Corp.                                        17,778,862
  117,100    *Whittman-Hart, Inc.                                     6,283,147
  351,000    *Xilinx, Inc.                                           15,959,531
                                                                 ---------------
                                                                    176,966,356
--------------------------------------------------------------------------------
Consumer Products: 0.9%
  289,100     Black & Decker Corp.                                   15,105,475
--------------------------------------------------------------------------------
Consumer Services: 1.4%
  573,600    +Biomet, Inc.                                           22,926,075
--------------------------------------------------------------------------------
Drugs & Health Care: 2.1%
  354,200   *+Genzyme Corp.                                          15,916,862
  503,100    *Watson Pharmaceuticals, Inc.                           18,017,269
                                                                 ---------------
                                                                     33,934,131
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
Electrical Equipment: 0.7%
  138,600   *+General Instrument Corp.                           $   11,781,000
--------------------------------------------------------------------------------
Electronics: 12.8%
  370,800    *Altera Corp.                                           18,377,775
  496,200    *Celestica, Inc.                                        27,539,100
   82,100    *E-Tek Dynamics, Inc.                                   11,032,188
  270,100   *+Flextronics International Ltd.                         12,433,041
  268,600    *KLA-Tencor Corp.                                       29,906,931
   70,800    *Lam Research Corp.                                      7,903,050
  296,900     Linear Technology Corp.                                21,246,906
  638,000    *Maxim Integrated Products, Inc.                        30,085,687
  100,400    *Novellus Systems, Inc.                                 12,302,137
   57,400    *QLogic Corp.                                            9,178,619
  143,400    *Teradyne, Inc.                                          9,464,400
  308,600    *Vitesse Semiconductor Corp.                            16,172,569
                                                                 ---------------
                                                                    205,642,403
--------------------------------------------------------------------------------
Entertainment & Leisure: 3.5%
  529,300     Harley-Davidson, Inc.                                  33,908,281
  434,200   *+Royal Caribbean Cruises Ltd.                           21,411,488
                                                                 ---------------
                                                                     55,319,769
--------------------------------------------------------------------------------
Financial Services: 1.0%
  183,800     Lehman Brothers Holdings, Inc.                         15,565,562
--------------------------------------------------------------------------------
Hotel & Motel: 0.7%
  439,300    *Harrah's Entertainment, Inc.                           11,613,994
--------------------------------------------------------------------------------
Medical Equipment & Supply: 1.0%
  228,800    +Stryker Corp.                                          15,930,200
--------------------------------------------------------------------------------
Office & Business Equipment: 2.7%
  547,800    *CSG Systems International, Inc.                        21,672,338
  347,800     Symbol Technologies, Inc.                              22,107,037
                                                                 ---------------
                                                                     43,779,375
--------------------------------------------------------------------------------
Oil-Equipment & Services: 0.7%
    332,000  *Noble Drilling Corp.                                   10,873,000
--------------------------------------------------------------------------------
Printing & Publishing: 1.4%
    515,650  *Valassis Communications, Inc.                          21,786,212
--------------------------------------------------------------------------------
Retail Trade: 11.1%
    108,600 *+AnnTaylor Stores Corp.                                  3,739,913
    323,600  *Bed Bath & Beyond, Inc.                                11,214,762
    276,400  *Best Buy Co., Inc.                                     13,871,825
    736,100   Circuit City Stores, Inc.                              33,170,506
    566,400   CVS Corp.                                              22,620,600
  1,115,400   Family Dollar Stores, Inc.                             18,194,962
    844,541  *Jones Apparel Group, Inc.                              22,908,175
    320,700  *Kohl's Corp.                                           23,150,531
    276,700   Lowe's Cos., Inc.                                      16,532,825
    556,100  *Staples, Inc.                                          11,504,319
                                                                 ---------------
                                                                    176,908,418
--------------------------------------------------------------------------------
Software: 7.4%
    241,800  *BMC Software,Inc.                                      19,321,331
    518,000  *Compuware Corp.                                        19,279,312

                                     MSF-12

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE                         SCHEDULE OF INVESTMENTS
GROWTH PORTFOLIO                                         DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                      VALUE
  SHARES            ISSUE                                           (NOTE 1A)
--------------------------------------------------------------------------------
Software (Continued)
    164,000  *Electronic Arts, Inc.                                  13,786,250
    121,500 *+i2 Technologies , Inc.                                 23,669,719
    174,600 *+Inktomi Corp.                                          15,484,838
    305,200  *Intuit, Inc.                                           18,283,388
    137,100  *Synopsys, Inc.                                          9,130,003
                                                                 ---------------
                                                                    118,954,841
--------------------------------------------------------------------------------
Technology: 1.2%
    591,800  *Cypress Semiconductor Corp.                            19,159,525
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 9.7%
    218,400  *ADC Telecommunications, Inc.                           15,840,825
    676,500 *+American Tower Corp. Cl. A                             20,675,531
    135,250  *Comverse Technology, Inc.                              19,573,211
    401,300 *+Intermedia Communications, Inc.                        15,550,375
    121,000  *JDS Uniphase Corp.                                     19,518,812
     22,500 *+Juniper Networks, Inc.                                  7,642,266
    386,900  *Metromedia Fiber Network, Inc. Cl. A                   18,534,928
    385,452 *+Qwest Communications International, Inc.               16,562,391
     19,300 *+Sycamore Networks, Inc.                                 5,882,881
    104,000 *+VoiceStream Wireless Corp.                             14,777,750
                                                                 ---------------
                                                                    154,558,970
--------------------------------------------------------------------------------
Textiles & Apparel: 0.6%
    169,200  +Cintas Corp.                                            8,983,463
--------------------------------------------------------------------------------
Utilities-Electric: 0.6%
    278,100   Illinova Corp.                                          9,663,975
--------------------------------------------------------------------------------
Utilities-Gas & Pipelines: 0.8%
    397,100   Burlington Resources, Inc.                             13,129,119
--------------------------------------------------------------------------------
Utilities-Telephone: 1.0%
     79,100 *+Colt Telecom Group PLC ADR                             16,136,400
                                                                 ---------------
              TOTAL COMMON STOCK
              (Cost: 986,425,376) ............................... 1,466,949,643
                                                                 ---------------
--------------------------------------------------------------------------------
      FACE                   ISSUE         INTEREST   MATURITY           VALUE
     AMOUNT                                  RATE       DATE           (NOTE 1A)
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 9.7%
--------------------------------------------------------------------------------
$30,000,000   American Express Credit Corp.   6.420%    1/14/00       30,000,000
  2,868,000   Exxon Corp.                     4.500%     1/3/00        2,868,000
  9,800,000   Ford Motor Credit Co.           5.420%    1/20/00        9,771,966
 39,880,000   Ford Motor Credit Co.           5.500%    1/10/00       39,880,000
  9,917,000   Ford Motor Credit Co.           6.380%     1/7/00        9,917,000
 20,273,000   Ford Motor Credit Co.           6.350%     1/7/00       20,273,000
 10,793,000   General Electric Capital Corp.  6.550%    1/12/00       10,793,000
 20,000,000   General Electric Capital Corp.  6.600%    1/12/00       20,000,000
 11,487,000   Merrill Lynch & Co., Inc.       5.550%     1/5/99       11,446,269
--------------------------------------------------------------------------------
              TOTAL SHORT TERM OBLIGATIONS
              (Cost: 154,949,235) ...............................   154,949,235
                                                                  --------------
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS: 101.3%
              (Cost: $1,141,374,611) ............................ 1,621,898,878
              OTHER ASSETS LESS LIABILITIES (1.3)% ..............   (21,058,178)
                                                                 ---------------
              TOTAL NET ASSETS: 100.0% ..........................$1,600,840,700
                                                                 ===============
--------------------------------------------------------------------------------

LEGEND:
*   Non-income producing security.
+   Securities on loan.
ADR (American Depository Receipt) represents ownership of foreign securities.

SECURITIES ON LOAN:(Note 7)
As of December 31, 1999, the market value of securities loaned was $103,748,303 with collateral backing valued at $110,786,326.

See Notes to Financial Statements.

                                     MSF-13

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO          SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
  SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 100.1%
--------------------------------------------------------------------------------
Aerospace & Defense: 1.0%
   319,365     Boeing Co.                                        $   13,273,608
    69,000     General Dynamics Corp.                                 3,639,750
   135,490    +Lockheed Martin Corp.                                  2,963,844
    23,461     Northrop Grumman Corp.                                 1,268,360
    16,300     PerkinElmer, Inc.                                        679,506
   114,900     Raytheon Co. Cl. B                                     3,052,031
    64,992     Rockwell International Corp.                           3,111,492
    50,830     Textron, Inc.                                          3,898,026
   163,602     United Technologies Corp.                             10,634,130
                                                                 ---------------
                                                                     42,520,747
--------------------------------------------------------------------------------
Automotive: 1.3%
    49,329    *AutoZone, Inc.                                         1,593,943
    56,035     Dana Corp.                                             1,677,548
    48,800     Danaher Corp.                                          2,354,600
   193,080     Delphi Automotive Systems Corp.                        3,041,010
   412,778     Ford Motor Co.                                        22,057,824
   218,782     General Motors Corp.                                  15,902,716
    60,764     Genuine Parts Co.                                      1,507,707
    21,573    *Navistar International Corp.                           1,022,021
    27,430     Paccar, Inc.                                           1,214,635
    19,998     Snap-On, Inc.                                            531,197
    20,800     Timken Co.                                               425,100
    41,300     TRW, Inc.                                              2,145,019
                                                                 ---------------
                                                                     53,473,320
--------------------------------------------------------------------------------
Banking: 5.3%
   133,649     AmSouth Bancorporation                                 2,581,096
   251,654     Bank of New York Co., Inc.                            10,066,160
   391,928     Bank One Corp.                                        12,566,191
   583,403     BankAmerica Corp.                                     29,279,538
   113,104     BB&T Corp.                                             3,096,222
   281,856     Chase Manhattan Corp.                                 21,896,688
    53,850     Comerica, Inc.                                         2,514,122
   105,494     Fifth Third Bancorp                                    7,737,326
   337,545     First Union Corp.                                     11,075,695
   335,423     Firstar Corp.                                          7,085,811
   312,879     FleetBoston Financial Corp.                           10,892,100
    55,197     Golden West Financial Corp.                            1,849,100
    78,580     Huntington Bancshares, Inc.                            1,873,642
   152,861     KeyCorp                                                3,382,050
   274,252     MBNA Corp.                                             7,473,367
   173,823     Mellon Financial Corp.                                 5,920,846
    59,172     Morgan (J.P.) & Co., Inc.                              7,492,655
   211,005     National City Corp.                                    4,998,181
    76,067     Northern Trust Corp.                                   4,062,453
   100,470     PNC Bank Corp.                                         4,470,915
    73,400     Regions Financial Corp.                                1,841,881
    35,794     Republic New York Corp.                                2,577,168
    56,783     SouthTrust Corp.                                       2,145,333
    54,671     State Street Corp.                                     3,994,400
    59,455     Summit Bancorp                                         1,820,809
   109,345     SunTrust Banks, Inc.                                   7,524,303
    95,621     Synovus Financial Corp.                                1,900,467
   248,527     U.S. Bancorp                                           5,918,049
    48,195     Union Planters Corp.                                   1,900,690
    69,600     Wachovia Corp.                                         4,732,800
   197,665     Washington Mutual, Inc.                                5,139,290
   561,231     Wells Fargo & Co.                                     22,694,779
                                                                 ---------------
                                                                    222,504,127
--------------------------------------------------------------------------------
Biotechnology: 0.1%
    35,400     PE Biosystems Group                                    4,259,062
--------------------------------------------------------------------------------
Broadcasting: 2.4%
   259,773    *CBS Corp.                                             16,609,236
   115,678    *Clear Channel Communications, Inc.                    10,324,262
   257,500     Comcast Corp. Cl. A                                   13,011,797
   209,535    *MediaOne Group, Inc.                                  16,094,907
   439,649     Time Warner, Inc.                                     31,847,074
   238,552    *Viacom, Inc. Cl. B                                    14,417,487
                                                                 ---------------
                                                                    102,304,763
--------------------------------------------------------------------------------
Building & Construction: 0.3%
    13,500     Armstrong World Industries, Inc.                         450,562
    20,107    +Crane Co.                                                399,627
    69,588     Dover Corp.                                            3,157,555
    24,000     Mallinckrodt, Inc.                                       763,500
   152,755     Masco Corp.                                            3,876,158
    18,700    +Owens-Corning Fiberglas Corp.                            361,144
    56,687     Sherwin-Williams Co.                                   1,190,427
    30,600     Stanley Works                                            921,825
    38,500     Willamette Industries, Inc.                            1,787,844
                                                                 ---------------
                                                                     12,908,642
--------------------------------------------------------------------------------
Business Services: 1.2%
   213,700     Automatic Data Processing, Inc.                       11,513,088
    33,900     Block (H & R), Inc.                                    1,483,125
   242,279    *Cendant Corp.                                          6,435,536
    24,700     Deluxe Corp.                                             677,706
    44,400     Ecolab, Inc.                                           1,737,150
   101,980    *FDX Corp.                                              4,174,806
   143,211     First Data Corp.                                       7,062,092
   105,433     IMS Health, Inc.                                       2,866,460
    95,908     Interpublic Group of Cos., Inc.                        5,532,693
    60,631     Omnicom Group, Inc.                                    6,063,100
    84,850     Paychex, Inc.                                          3,391,348
    39,282   *+Quintiles Transnational Corp.                            732,855
    88,500     Service Corp. International                              613,969
                                                                 ---------------
                                                                     52,283,928
--------------------------------------------------------------------------------
Chemicals: 1.6%
    77,548     Air Products & Chemicals, Inc.                         2,602,705
    74,943     Dow Chemical Co.                                      10,014,258
   357,267     Du Pont (E.I.) de Nemours & Co.                       23,534,964
    26,575     Eastman Chemical Co.                                   1,267,295

                                    MSF-14

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO          SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                        VALUE
  SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Chemicals: (Continued)
    10,176    *FMC Corp.                                         $      583,212
    24,533    *Grace (W.R.) & Co.                                       340,395
    19,700     Great Lakes Chemical Corp.                               752,294
    36,100    +Hercules, Inc.                                         1,006,287
   216,811     Monsanto Co.                                           7,723,892
    42,433    +Pall Corp.                                               914,962
    59,900     PPG Industries, Inc.                                   3,747,494
    54,278     Praxair, Inc.                                          2,730,862
    75,251     Rohm & Haas Co.                                        3,061,775
    34,478     Sigma Aldrich Corp.                                    1,035,417
    46,000     Union Carbide Corp.                                    3,070,500
   148,544     Williams Cos., Inc.                                    4,539,876
                                                                 ---------------
                                                                     66,926,188
--------------------------------------------------------------------------------
Computer Equipment & Service: 8.2%
   117,909    *3Com Corp.                                             5,538,038
   763,945    *America Online, Inc.                                  57,630,101
    61,704    *Cabletron Systems, Inc.                                1,604,304
    49,428    *Ceridian Corp.                                         1,065,791
 1,117,815    *Cisco Systems, Inc.                                  119,711,000
    30,758    *Citrix Systems, Inc.                                   3,782,273
   868,304    *Dell Computer Corp.                                   44,256,370
   108,567    *Gateway, Inc.                                          7,823,610
   348,228     Hewlett-Packard Co.                                   39,676,228
    43,650    *Lexmark International Group, Inc. Cl. A                3,950,325
    51,428    *Network Appliance, Inc.                                4,270,131
    83,937    *PeopleSoft, Inc.                                       1,786,284
   100,112    *Solectron Corp.                                        9,523,154
   109,058    *Xilinx, Inc.                                           4,958,731
    89,959   *+Yahoo!, Inc.                                          38,926,946
                                                                 ---------------
                                                                    344,503,286
--------------------------------------------------------------------------------
Construction Materials: 0.0%
         0   *!Huttig Building Products, Inc.                                 4
    33,736     Vulcan Materials Co.                                   1,347,332
                                                                 ---------------
                                                                      1,347,336
--------------------------------------------------------------------------------
Consumer Products: 0.0%
    29,498     Black & Decker Corp.                                   1,541,270
--------------------------------------------------------------------------------
Consumer Services: 0.0%
    38,700     Biomet, Inc.                                           1,546,791
--------------------------------------------------------------------------------
Containers & Glass: 0.1%
    10,300     Ball Corp.                                               405,563
    17,600     Bemis Co., Inc.                                          613,800
    41,644     Crown Cork & Seal Co., Inc.                              931,784
    51,304   *+Owens-Illinois, Inc.                                   1,285,806
    29,170   *+Sealed Air Corp.                                       1,511,371
                                                                 ---------------
                                                                      4,748,324
--------------------------------------------------------------------------------
Cosmetics: 0.1%
    18,900     Alberto-Culver Co. Cl. B Cvt.                            487,856
    82,802     Avon Products, Inc.                                    2,732,466
    35,650     International Flavors & Fragrances, Inc.               1,345,788
                                                                 ---------------
                                                                      4,566,110
--------------------------------------------------------------------------------
Drugs & Health Care: 6.4%
    44,638     Allergan, Inc.                                         2,220,740
    35,000   *+ALZA Corp.                                             1,211,875
   446,210     American Home Products Corp.                          17,597,407
   349,089    *Amgen, Inc.                                           20,956,249
    17,700     Bard (C.R.), Inc.                                        938,100
    20,200     Bausch & Lomb, Inc.                                    1,382,438
   677,896     Bristol-Myers Squibb Co.                              43,512,449
    95,771    +Cardinal Health, Inc.                                  4,585,037
   123,800    *HEALTHSOUTH Corp.                                        665,425
   372,669     Lilly (Eli) & Co.                                     24,782,488
   798,778     Merck & Co., Inc.                                     53,568,050
 1,322,944     Pfizer, Inc.                                          42,912,996
   177,190     Pharmacia & Upjohn, Inc.                               7,973,550
   501,704     Schering-Plough Corp.                                 21,165,637
    28,100    *St. Jude Medical, Inc.                                   862,319
   293,434     Warner-Lambert Co.                                    24,043,248
    33,000    *Watson Pharmaceuticals, Inc.                           1,181,813
                                                                 ---------------
                                                                    269,559,821
--------------------------------------------------------------------------------
Electrical Equipment: 4.7%
     7,900     Briggs & Stratton Corp.                                  423,637
   148,487     Emerson Electric Co.                                   8,519,442
 1,121,229     General Electric Co.                                 173,510,188
    59,348   *+General Instrument Corp.                               5,044,580
    32,400     Grainger (W.W.), Inc.                                  1,549,125
    29,090     Johnson Controls, Inc.                                 1,654,494
    15,000     Millipore Corp.                                          579,375
    53,339     Molex, Inc.                                            3,021,988
    13,905     National Service Industries, Inc.                        410,197
    66,064     Tandy Corp.                                            3,249,523
    20,100     Thomas & Betts Corp.                                     640,687
                                                                 ---------------
                                                                    198,603,236
--------------------------------------------------------------------------------
Electronics: 6.9%
    34,895    *Adaptec, Inc.                                          1,739,298
    50,200    *Advanced Micro Devices, Inc.                           1,452,663
    60,100    *Analog Devices, Inc.                                   5,589,300
    27,650    *Andrew Corp.                                             522,758
   129,300    *Applied Materials, Inc.                               16,376,653
    25,100     Eaton Corp.                                            1,822,887
 1,141,736     Intel Corp.                                           93,943,465
    30,917    *KLA-Tencor Corp.                                       3,442,415
    50,900    *LSI Logic Corp.                                        3,435,750
 1,070,686     Lucent Technologies, Inc.                             80,100,696
    92,217    *Micron Technology, Inc.                                7,169,872
   208,370     Motorola, Inc.                                        30,682,482
    59,191    *National Semiconductor Corp.                           2,534,115
    26,973     Scientific-Atlanta, Inc.                               1,500,373

                                    MSF-15

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO          SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
  SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
Electronics: (Continued)
    15,900     Tektronix, Inc.                                   $      618,113
   137,473    *Tellabs, Inc.                                          8,819,752
    59,000    *Teradyne, Inc.                                         3,894,000
   274,072     Texas Instruments, Inc.                               26,550,725
    52,300    *Thermo Electron Corp.                                    784,500
                                                                 ---------------
                                                                    290,979,817
--------------------------------------------------------------------------------
Entertainment & Leisure: 0.8%
    31,381     Brunswick Corp.                                          698,227
   210,800     Carnival Corp.                                        10,078,875
    10,700    +Fleetwood Enterprises, Inc.                              220,688
   703,982     Walt Disney Co.                                       20,591,473
                                                                 ---------------
                                                                     31,589,263
--------------------------------------------------------------------------------
Financial Services: 5.0%
   152,985     American Express Co.                                  25,433,756
   249,570     Associates First Capital Corp. Cl. A                   6,847,577
    40,728     Bear Stearns Cos., Inc.                                1,741,122
    67,166     Capital One Financial Corp.                            3,236,562
   280,212     Charles Schwab Corp.                                  10,753,135
 1,152,217     Citigroup, Inc.                                       64,020,057
    38,674     Countrywide Credit Industries, Inc.                      976,518
   237,567     Federal Home Loan Mortgage Corp.                      11,180,497
   350,209     Federal National Mortgage Assoc.                      21,866,174
    85,500     Franklin Resources, Inc.                               2,741,344
    75,735     Hartford Financial Services Group, Inc.                3,587,946
   160,663     Household International, Inc.                          5,984,697
    41,100     Lehman Brothers Holdings, Inc.                         3,480,656
    36,241     Loews Corp.                                            2,199,376
   126,671     Merrill Lynch & Co., Inc.                             10,577,028
    36,125    +MGIC Investment Corp.                                  2,174,273
   190,333     Morgan Stanley Dean Witter & Co.                      27,170,036
    40,920     Old Kent Financial Corp.                               1,447,545
    48,673    +Paine Webber Group, Inc.                               1,889,121
    54,363     SLM Holding Corp.                                      2,296,837
    40,546     T. Rowe Price & Associates, Inc.                       1,495,134
                                                                 ---------------
                                                                    211,099,391
--------------------------------------------------------------------------------
Food & Beverages: 3.4%
   159,006     Anheuser-Busch Co., Inc.                              11,269,550
   207,897     Archer-Daniels-Midland Co.                             2,533,745
    95,600     Bestfoods                                              5,024,975
    23,190     Brown-Forman Corp. Cl. B                               1,327,628
   146,208    +Campbell Soup Co.                                      5,656,422
   844,078     Coca-Cola Co.                                         49,167,543
   145,401     Coca-Cola Enterprises, Inc.                            2,926,195
   168,222     ConAgra, Inc.                                          3,795,509
    12,400     Coors (Adolph) Co. Cl. B                                 651,000
   103,833     General Mills, Inc.                                    3,712,030
   122,322     Heinz (H.J.) Co.                                       4,869,945
    47,900     Hershey Foods Corp.                                    2,275,250
   138,223     Kellogg Co.                                            4,258,996
   111,100     Nabisco Group Holding Corp.                            1,180,438
   497,463     PepsiCo, Inc.                                         17,535,571
    45,629     Quaker Oats Co.                                        2,994,403
   310,534     Sara Lee Corp.                                         6,851,156
   112,561     Sysco Corp.                                            4,453,195
   195,329     Unilever NV                                           10,633,222
    39,498     Wrigley (Wm.), Jr. Co.                                 3,275,865
                                                                 ---------------
                                                                    144,392,638
--------------------------------------------------------------------------------
Forest Products & Paper: 0.9%
    19,900     Boise Cascade Corp.                                      805,950
    33,400     Champion International Corp.                           2,068,712
    74,399     Fort James Corp.                                       2,036,673
    58,433    +Georgia-Pacific Corp.                                  2,965,475
   141,506     International Paper Co.                                7,986,245
   186,024     Kimberly-Clark Corp.                                  12,138,066
    36,377     Louisiana-Pacific Corp.                                  518,372
    35,200     Mead Corp.                                             1,529,000
    10,000     Potlatch Corp.                                           446,250
    19,200     Temple Inland, Inc.                                    1,266,000
    34,500     Westvaco Corp.                                         1,125,562
    80,257     Weyerhaeuser Co.                                       5,763,456
                                                                 ---------------
                                                                     38,649,761
--------------------------------------------------------------------------------
Healthcare Services: 0.0%
    33,800    *Manor Care, Inc.                                         540,800
--------------------------------------------------------------------------------
Homebuilders: 0.0%
    20,000     Centex Corp.                                             493,750
    16,100    +Kaufman & Broad Home Corp.                               389,419
    14,500     Pulte Corp.                                              326,250
                                                                 ---------------
                                                                      1,209,419
--------------------------------------------------------------------------------
Hospital Management: 0.3%
   192,792     Columbia/HCA Healthcare Corp.                          5,651,215
    53,000    *Humana, Inc.                                             433,938
   106,000    *Tenet Healthcare Corp.                                 2,491,000
    58,010     United Healthcare Corp.                                3,081,781
                                                                 ---------------
                                                                     11,657,934
--------------------------------------------------------------------------------
Hotel & Motel: 0.1%
    43,800    *Harrah's Entertainment, Inc.                           1,157,962
   126,038     Hilton Hotels Corp.                                    1,213,116
    84,282     Marriott International, Inc. Cl. A                     2,660,151
    65,100    *Mirage Resorts, Inc.                                     996,844
                                                                 ---------------
                                                                      6,028,073
--------------------------------------------------------------------------------
Household Appliances & Home Furnishings: : 0.1%
    67,079     Leggett & Platt, Inc.                                  1,438,006
    28,853     Maytag Corp.                                           1,384,944
    25,436     Whirlpool Corp.                                        1,654,930
                                                                 ---------------
                                                                      4,477,880
--------------------------------------------------------------------------------
Household Products: 2.3%
    80,644     Clorox Co.                                             4,062,441
   199,088     Colgate-Palmolive Co.                                 12,940,720

                                    MSF-16

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO          SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
  SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
Household Products: (Continued)
    83,654     Corning, Inc.                                     $   10,786,138
   366,565     Gillette Co.                                          15,097,896
    96,096     Newell Rubbermaid, Inc.                                2,786,784
   449,098     Procter & Gamble Co.                                  49,204,300
    19,400     Tupperware Corp.                                         328,587
                                                                 ---------------
                                                                     95,206,866
--------------------------------------------------------------------------------
Industrial Components & Material: 0.0%
    12,400     Milacron, Inc.                                           190,650
--------------------------------------------------------------------------------
Insurance: 3.0%
    50,883     Aetna, Inc.                                            2,839,907
    91,600     AFLAC, Inc.                                            4,322,375
   275,233     Allstate Corp.                                         6,605,592
    84,450     American General Corp.                                 6,407,644
   529,088     American International Group, Inc.                    57,207,640
    87,375     Aon Corp.                                              3,495,000
    60,093     Chubb Corp.                                            3,383,987
    63,998     CIGNA Corp.                                            5,155,839
    55,600     Cincinnati Financial Corp.                             1,728,813
   111,788     Conseco Co., Inc.                                      1,998,211
    48,335     Equifax, Inc.                                          1,138,893
    35,790     Jefferson-Pilot Corp.                                  2,442,668
    66,453     Lincoln National Corp.                                 2,658,120
    91,400     Marsh & McLennan Cos., Inc.                            8,745,837
    34,030     MBIA, Inc.                                             1,797,209
    25,100     Progressive Corp.                                      1,835,438
    48,516     Providian Financial Corp.                              4,417,988
    44,429     SAFECO Corp.                                           1,103,783
    77,996     St. Paul Cos., Inc.                                    2,627,490
    44,112     Torchmark Corp.                                        1,282,005
    81,031     UNUMProvident Corp.                                    2,598,056
                                                                 ---------------
                                                                    123,792,495
--------------------------------------------------------------------------------
Liquor: 0.2%
   148,027     Seagram, Ltd.                                          6,651,963
--------------------------------------------------------------------------------
Machinery: 0.6%
   121,504     Caterpillar, Inc.                                      5,718,282
    31,768     Cooper Industries, Inc.                                1,284,619
    14,500    +Cummins Engine Co., Inc.                                 700,531
    79,677     Deere & Co.                                            3,455,990
    25,552     Fluor Corp.                                            1,172,198
    13,700    +Foster Wheeler Corp.                                     121,588
   102,685     Illinois Tool Works, Inc.                              6,937,655
    55,887     Ingersoll-Rand Co.                                     3,077,278
     3,300    +NACCO Industries, Inc. Cl. A                             183,356
    38,695     Parker Hannifin Corp.                                  1,985,537
                                                                 ---------------
                                                                     24,637,034
--------------------------------------------------------------------------------
Medical Equipment & Supply: 2.3%
   525,352     Abbott Laboratories, Inc.                             19,076,845
   100,000     Baxter International, Inc.                             6,281,250
    85,540     Becton, Dickinson & Co.                                2,288,195
   141,717    *Boston Scientific Corp.                                3,100,059
   105,547    *Guidant Corp.                                          4,960,709
   475,203     Johnson & Johnson                                     44,253,279
    96,229     McKesson HBOC, Inc.                                    2,171,167
   408,465     Medtronic, Inc.                                       14,883,443
    21,748    *Wellpoint Health Networks, Inc.                        1,434,009
                                                                 ---------------
                                                                     98,448,956
--------------------------------------------------------------------------------
Metals-Aluminum: 0.4%
    74,891    +Alcan Aluminium, Ltd.                                  3,084,573
   125,215     Alcoa, Inc.                                           10,392,845
    22,100     Reynolds Metals Co.                                    1,693,413
                                                                 ---------------
                                                                     15,170,831
--------------------------------------------------------------------------------
Metals-Gold: 0.1%
   134,739     Barrick Gold Corp.                                     2,383,196
    88,939     Homestake Mining Co.                                     694,836
    57,294     Newmont Mining Corp.                                   1,403,703
   110,700     Placer Dome, Inc.                                      1,190,025
                                                                 ---------------
                                                                      5,671,760
--------------------------------------------------------------------------------
Metals-Non-Ferrous: 0.1%
    43,003     Engelhard Corp.                                          811,682
    64,106    *Inco, Ltd.                                             1,506,491
                                                                 ---------------
                                                                      2,318,173
--------------------------------------------------------------------------------
Metals-Steel & Iron: 0.1%
    31,972     Allegheny Technologies, Inc.                             717,372
    44,818    *Bethlehem Steel Corp.                                    375,351
    30,200     Nucor Corp.                                            1,655,337
    30,821     USX US Steel Group                                     1,017,093
    29,600     Worthington Industries, Inc.                             489,325
                                                                 ---------------
                                                                      4,254,478
--------------------------------------------------------------------------------
Mining: 0.1%
    55,866    *Freeport-McMoRan Copper & Gold, Inc. Cl. B             1,180,169
    27,799    +Phelps-Dodge Corp.                                     1,866,008
                                                                 ---------------
                                                                      3,046,177
--------------------------------------------------------------------------------
Miscellaneous: 0.1%
    55,488     Fortune Brands, Inc.                                   1,834,572
   110,524     Ralston-Purina Group                                   3,080,856
                                                                 ---------------
                                                                      4,915,428
--------------------------------------------------------------------------------
Multi-Industry: 1.3%
    24,900     Harcourt General, Inc.                                 1,002,225
   271,078     Honeywell, Inc.                                       15,637,812
    30,400     ITT Industries, Inc.                                   1,016,500
   137,149     Minnesota Mining & Manufacturing Co.                  13,423,458
   577,091     Tyco International Ltd.                               22,434,413
                                                                 ---------------
                                                                     53,514,408

                                    MSF-17

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO          SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                        VALUE
  SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
Newspapers: 0.5%
    30,575     Dow Jones & Co., Inc.                             $    2,079,100
    95,266     Gannett Co., Inc.                                      7,770,133
    28,685    +Knight-Ridder, Inc.                                    1,706,758
    58,526     New York Times Co. Cl. A                               2,875,090
    20,800     Times Mirror Co. Cl. A                                 1,393,600
    81,207     Tribune Co.                                            4,471,460
                                                                 ---------------
                                                                     20,296,141
--------------------------------------------------------------------------------
Office & Business Equipment: : 4.6%
    54,979   *+Apple Computer, Inc.                                   5,650,810
    38,460     Avery Dennison Corp.                                   2,802,772
   581,627     Compaq Computer Corp.                                 15,740,281
    56,896    *Computer Sciences Corp.                                5,383,784
   347,719    *EMC Corp.                                             37,988,301
    43,396     IKON Office Solutions, Inc.                              295,635
   616,012     International Business Machines Corp.                 66,529,296
    90,649     Pitney-Bowes, Inc.                                     4,379,480
    70,927    *Seagate Technology                                     3,302,538
    60,600    *Silicon Graphics, Inc.                                   594,638
   533,831    *Sun Microsystems, Inc.                                41,321,856
   106,400    *Unisys Corp.                                           3,398,150
   227,107     Xerox Corp.                                            5,152,490
                                                                 ---------------
                                                                    192,540,031
--------------------------------------------------------------------------------
Oil & Gas Exploration: 0.1%
    43,578     Anadarko Petroleum Corp.                               1,487,099
    39,500     Apache Corp.                                           1,459,031
    10,698     ONEOK, Inc.                                              268,787
    86,134     Union Pacific Resources Group, Inc.                    1,098,209
                                                                 ---------------
                                                                      4,313,126
--------------------------------------------------------------------------------
Oil-Domestic: 0.6%
    31,400     Amerada Hess Corp.                                     1,781,950
    24,600     Ashland Oil, Inc.                                        810,263
   110,288     Atlantic Richfield Co.                                 9,539,912
    29,457     Kerr-McGee Corp.                                       1,826,334
   125,615     Occidental Petroleum Corp.                             2,716,424
    86,555     Phillips Petroleum Co.                                 4,068,085
    30,835     Sunoco, Inc.                                             724,623
    82,843     Unocal Corp.                                           2,780,418
   106,184     USX-Marathon Group                                     2,621,417
                                                                 ---------------
                                                                     26,869,426
--------------------------------------------------------------------------------
Oil-Equipment & Services: 0.6%
   112,502     Baker Hughes, Inc.                                     2,369,573
    72,353     Coastal Corp.                                          2,564,009
   150,907     Halliburton Co.                                        6,074,007
    19,900     McDermott International, Inc.                            180,344
    28,456   *+Rowan Cos., Inc.                                         617,140
   187,660     Schlumberger, Ltd.                                    10,555,875
    48,923     Tosco Corp.                                            1,330,094
    70,531     Transocean Sedco Forex, Inc.                           2,376,012
                                                                 ---------------
                                                                     26,067,054
--------------------------------------------------------------------------------
Oil-International: 4.2%
   224,700     Chevron Corp.                                         19,464,637
   214,083     Conoco, Inc. Cl. B                                     5,325,315
 1,180,188     Exxon Mobil Corp.                                     95,078,896
   732,782     Royal Dutch Petroleum Co.                             44,287,512
   189,300     Texaco, Inc.                                          10,281,356
                                                                 ---------------
                                                                    174,437,716
--------------------------------------------------------------------------------
Packaging: 0.0%
    58,200    *Pactiv Corp.                                             618,375
--------------------------------------------------------------------------------
Photography: 0.2%
   107,852     Eastman Kodak Co.                                      7,145,195
    14,800    +Polaroid Corp.                                           278,425
                                                                 ---------------
                                                                      7,423,620
--------------------------------------------------------------------------------
Pollution Control: 0.1%
    60,300    *Allied Waste Industries, Inc.                            531,394
   211,749     Waste Management, Inc.                                 3,639,436
                                                                 ---------------
                                                                      4,170,830
--------------------------------------------------------------------------------
Printing & Publishing: 0.2%
    20,720     American Greetings Corp. Cl. A                           489,510
    43,209    +Donnelley (R.R.) & Sons Co.                            1,072,123
    54,978     Dun & Bradstreet Corp.                                 1,621,851
    11,500     Jostens, Inc.                                            279,594
    67,014     McGraw-Hill Cos., Inc.                                 4,129,738
    17,600     Meredith Corp.                                           733,700
                                                                 ---------------
                                                                      8,326,516
--------------------------------------------------------------------------------
Restaurant: 0.5%
    44,900     Darden Restaurants, Inc.                                 813,812
   462,716     McDonald's Corp.                                      18,653,239
    52,200    *Tricon Global Restaurants, Inc.                        2,016,225
    39,186     Wendy's International, Inc.                              808,211
                                                                 ---------------
                                                                     22,291,487
--------------------------------------------------------------------------------
Retail Grocery: 0.4%
   144,742     Albertson's, Inc.                                      4,667,929
    12,900     Great Atlantic & Pacific Tea Co., Inc.                   359,588
   284,316    *Kroger Co.                                             5,366,464
   173,875    *Safeway, Inc.                                          6,183,430
    50,600     Winn-Dixie Stores, Inc.                                1,211,238
                                                                 ---------------
                                                                     17,788,649
--------------------------------------------------------------------------------
Retail Trade: 6.2%
    47,000    *Bed Bath & Beyond, Inc.                                1,628,844
    69,900    *Best Buy Co., Inc.                                     3,508,106
    69,300     Circuit City Stores, Inc.                              3,122,831
    37,700   *+Consolidated Stores Corp.                                612,625
    75,811    *Costco Cos., Inc.                                      6,915,385
   133,485     CVS Corp.                                              5,331,057

                                    MSF-18

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO          SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
  SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
Retail Trade: (Continued)
   150,586     Dayton-Hudson Corp.                               $   11,058,659
    36,200    +Dillards, Inc. Cl. A                                     730,788
    90,894     Dollar General Corp.                                   2,067,838
    72,200   *+Federated Department Stores, Inc.                      3,650,612
   786,798     Home Depot, Inc.                                      53,944,838
   168,300    *K Mart Corp.                                           1,693,519
    55,686    *Kohl's Corp.                                           4,019,833
    73,100     Limited, Inc.                                          3,166,144
    13,200     Longs Drug Stores Corp.                                  340,725
   130,591     Lowe's Cos., Inc.                                      7,802,812
   114,850     May Department Stores Co.                              3,703,912
    47,351    +Nordstrom, Inc.                                        1,240,004
   112,492    *Office Depot, Inc.                                     1,230,381
    87,356     Penney (J.C.) Co., Inc.                                1,741,660
    17,700     Pep Boys-Manny, Moe & Jack                               161,513
    86,600    +Rite Aid Corp.                                           968,838
   129,159     Sears, Roebuck & Co.                                   3,931,277
   158,718    *Staples, Inc.                                          3,283,479
    47,706     SuperValu, Inc.                                          954,120
   292,597     The Gap, Inc.                                         13,459,462
   104,300     TJX Cos., Inc.                                         2,131,631
    81,900    *Toys 'R Us, Inc.                                       1,172,194
 1,520,765     Wal-Mart Stores, Inc.                                105,122,881
   342,924     Walgreen Co.                                          10,030,527
                                                                 ---------------
                                                                    258,726,495
--------------------------------------------------------------------------------
Software: 7.3%
    41,077     Adobe Systems, Inc.                                    2,762,428
    21,303     Autodesk, Inc.                                           718,311
    83,000    *BMC Software, Inc.                                     6,632,219
   184,150     Computer Associates International, Inc.               12,878,991
   121,852    *Compuware Corp.                                        4,535,179
   160,882     Electronic Data Systems Corp.                         10,769,039
 1,763,362    *Microsoft Corp.                                      205,817,408
   112,620    *Novell, Inc.                                           4,494,242
   486,518    *Oracle Corp.                                          54,505,220
    92,561    *Parametric Technology Corp.                            2,502,039
     9,000     Shared Medical Systems                                   458,437
                                                                 ---------------
                                                                    306,073,513
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 2.9%
    51,124    *ADC Telecommunications, Inc.                           3,708,088
    47,900     CenturyTel, Inc.                                       2,269,262
    24,478    *Comverse Technology, Inc.                              3,542,425
   259,336    *Global Crossing Ltd.                                  12,958,696
   124,349    *Nextel Communications, Inc. Cl. A                     12,819,605
   456,425     Nortel Networks Corp.                                 46,098,925
   225,492    *QUALCOMM, Inc.                                        39,707,732
                                                                 ---------------
                                                                    121,104,733
--------------------------------------------------------------------------------
Textiles & Apparel: 0.2%
    20,020     Liz Claiborne, Inc.                                      753,252
    96,300     Nike, Inc. Cl. B                                       4,772,869
    18,800   *+Reebok International, Ltd.                               153,925
     7,909     Russell Corp.                                            132,476
     6,000     Springs Industries, Inc.                                 239,625
    40,600    +VF Corp.                                               1,218,000
                                                                 ---------------
                                                                      7,270,147
--------------------------------------------------------------------------------
Tires & Rubber: 0.1%
    25,500     Cooper Tire & Rubber Co.                                 396,844
    37,000     Goodrich (B.F.) Co.                                    1,017,500
    53,900     Goodyear Tire & Rubber Co.                             1,519,306
                                                                 ---------------
                                                                      2,933,650
--------------------------------------------------------------------------------
Tobacco: 0.5%
   808,592     Philip Morris Cos., Inc.                              18,749,227
    58,467     UST, Inc.                                              1,472,638
                                                                 ---------------
                                                                     20,221,865
--------------------------------------------------------------------------------
Toys & Amusements: 0.1%
    66,075     Hasbro, Inc.                                           1,259,555
   143,795     Mattel, Inc.                                           1,887,309
                                                                 ---------------
                                                                      3,146,864
--------------------------------------------------------------------------------
Transportation-Airlines: 0.2%
    50,604    *AMR Corp.                                              3,390,468
    45,406     Delta Air Lines, Inc.                                  2,261,787
   172,384     Southwest Airlines Co.                                 2,790,466
    24,420   *+USAirways Group, Inc.                                    782,966
                                                                 ---------------
                                                                      9,225,687
--------------------------------------------------------------------------------
Transportation-Railroad: 0.4%
   156,703     Burlington Northern Santa Fe Corp.                     3,800,048
    74,600     CSX Corp.                                              2,340,575
    38,300     Kansas City Southern Industries, Inc.                  2,858,137
   130,074     Norfolk Southern Corp.                                 2,666,517
    85,400     Union Pacific Corp.                                    3,725,575
                                                                 ---------------
                                                                     15,390,852
--------------------------------------------------------------------------------
Transportation-Trucking: 0.0%
    21,500     Ryder Systems, Inc.                                      525,406
--------------------------------------------------------------------------------
Utilities-Electric: 1.6%
    70,600    *AES Corp.                                              5,277,350
    47,200    +Ameren Corp.                                           1,545,800
    67,000     American Electric Power Co., Inc.                      2,152,375
    54,537     Carolina Power & Light Co.                             1,659,970
    72,670     Central & South West Corp.                             1,453,400
    53,992    +Cinergy Corp.                                          1,302,557
    39,300     CMS Energy Corp.                                       1,225,669
    74,988     Consolidated Edison, Inc.                              2,587,086
    51,110     Constellation Energy Group, Inc.                       1,482,190
    65,207     Dominion Resources, Inc.                               2,559,375
    49,800    +DTE Energy Co.                                         1,562,475
   124,966     Duke Energy Corp.                                      6,263,921
   118,654     Edison International                                   3,107,252

                                    MSF-19

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO          SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
  SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Utilities-Electric: (Continued)
    84,350     Entergy Corp.                                     $    2,172,012
    79,631     FirstEnergy Corp.                                      1,806,628
    33,600     Florida Progress Corp.                                 1,421,700
    61,900     FPL Group, Inc.                                        2,650,094
    41,589     GPU, Inc.                                              1,245,071
    39,700     New Century Energies, Inc.                             1,205,887
    61,700    *Niagara Mohawk Holdings, Inc.                            859,944
    52,800     Northern States Power Co.                              1,029,600
    63,056     PECO Energy Corp.                                      2,191,196
   131,200     PG&E Corp.                                             2,689,600
    28,900     Pinnacle West Capital Corp.                              883,256
    49,104     PP&L Resources, Inc.                                   1,123,254
    74,134     Public Service Enterprise Group, Inc.                  2,580,790
   101,041     Reliant Energy, Inc.                                   2,311,313
   229,024     Southern Co.                                           5,382,064
    94,033     Texas Utilities Co.                                    3,344,048
    73,582     Unicom Corp.                                           2,464,997
                                                                 ---------------
                                                                     67,540,874
--------------------------------------------------------------------------------
Utilities-Gas & Pipelines: 0.5%
    73,900    +Burlington Resources, Inc.                             2,443,319
    27,950     Columbia Energy Group                                  1,767,837
    33,200     Consolidated Natural Gas Co.                           2,155,925
     9,200     Eastern Enterprises                                      528,425
    78,583     El Paso Energy Corp.                                   3,050,003
   244,002     Enron Corp.                                           10,827,589
    16,300     Nicor, Inc.                                              529,750
    11,900     Peoples Energy Corp.                                     398,650
                                                                 ---------------
                                                                     21,701,498
--------------------------------------------------------------------------------
Utilities-Miscellaneous: 0.0%
    81,745    +Sempra Energy Solutions                                1,420,319
--------------------------------------------------------------------------------
Utilities-Telephone: 7.3%
   107,281     Alltel Corp.                                           8,870,798
 1,091,963     AT&T Corp.                                            55,417,122
   530,643     Bell Atlantic Corp.                                   32,667,710
   643,254     BellSouth Corp.                                       30,112,328
   332,098     GTE Corp.                                             23,433,665
   969,962    *MCI WorldCom, Inc.                                    51,438,271
 1,165,788     SBC Communications, Inc.                              56,832,165
   297,826     Sprint Corp.                                          20,047,412
   147,268   *+Sprint Corp. PCS Group                                15,094,970
   172,682     U.S. West, Inc.                                       12,433,104
                                                                 ---------------
                                                                    306,347,545
--------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost: $2,553,738,322) ..........................  4,208,813,565
                                                                ----------------
--------------------------------------------------------------------------------

   FACE                                  INTEREST     MATURITY          VALUE
  AMOUNT                  ISSUE            RATE         DATE          (NOTE 1A)
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 0.0%
--------------------------------------------------------------------------------
$1,215,000     Federal National
               Mortgage Assoc.           5.360%      2/17/00    $     1,206,498
--------------------------------------------------------------------------------
               TOTAL SHORT TERM OBLIGATIONS
               (Cost: $1,206,498) ..............................      1,206,498
                                                                ----------------
--------------------------------------------------------------------------------
               TOTAL INVESTMENTS: 100.1%
               (Cost: $2,554,944,820) ..........................  4,210,020,063
               OTHER ASSETS LESS LIABILITIES (0.1%) ............     (4,818,376)
                                                                ----------------
               TOTAL NET ASSETS: 100.0% ........................$ 4,205,201,687
                                                                ----------------
--------------------------------------------------------------------------------

LEGEND:

+ Securities on loan.
* Non-income producing security.
! Fractional Shares.

SECURITIES ON LOAN: (Note 7)

As of December 31, 1999, the market value of securities loaned was $40,167,845 with collateral backing valued at $40,696,171.

See Notes to Financial Statements.

                                    MSF-20

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SANTANDER INTERNATIONAL STOCK                            SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                           VALUE
  SHARES                         ISSUE                                   (NOTE 1A)
-----------------------------------------------------------------------------------
COMMON STOCK: 97.7%
-----------------------------------------------------------------------------------
Australia: 5.0%
    400,000      Broken Hill Proprietary Co.                          $  5,252,264
    187,400      Commonwealth Bank of Australia                          3,227,028
    150,200     +National Australia Bank                                 2,297,527
    828,300      Qantas Airways Ltd.                                     2,066,360
  1,065,600     +Santos Ltd.                                             2,903,201
                                                                      -------------
                 Total Investments in Australia                         15,746,380
-----------------------------------------------------------------------------------
Belgium: 0.8%
     70,589      Fortis (B)                                              2,547,082
                                                                      -------------
                 Total Investments in Belgium                            2,547,082
-----------------------------------------------------------------------------------
Canada: 0.0%
  1,100,000  *(S)Ashurst Technology Ltd.
    282,330  *(S)Isleinvest Ltd.
    582,400  *(S)Kemgas International Ltd.                                  117,005
                                                                      -------------
                 Total Investments in Canada                               117,005
-----------------------------------------------------------------------------------
Finland: 3.7%
     65,711      Nokia AB Oy Cl. A                                      11,914,911
                                                                      -------------
                 Total Investments in Finland                           11,914,911
-----------------------------------------------------------------------------------
France:  10.5%
     53,900      Assurance Generale de France                            2,921,132
     33,876      AXA SA                                                  4,722,897
     46,800      Banque Nationale de Paris                               4,318,387
     22,456      Galeries Lafayette SA                                   3,727,948
      2,232      L'Oreal SA                                              1,790,854
     43,956      Pechiney International NV Cl. A                         3,141,599
     68,529      Rhone-Poulenc SA Cl. A                                  3,983,185
     15,180      Saint-Gobain                                            2,854,936
     16,857      Suez Lyonnaise Des Eaux SA                              2,701,660
     24,681      Total SA Cl. B                                          3,294,267
                                                                      -------------
                 Total Investments in France                            33,456,865
-----------------------------------------------------------------------------------
Germany:  9.0%
     91,300      BASF AG                                                 4,690,522
     51,500      Continental AG                                          1,029,788
     33,963      DaimlerChrysler AG                                      2,641,214
     19,924      Deutsche Bank AG                                        1,682,906
     20,000      Fresenius Medical Care AG                               1,710,480
     89,149     +Karstadt Quelle AG                                      3,574,208
     17,920    *+Kloeckner-Werke AG                                      1,642,705
     65,981      Lufthansa AG                                            1,535,363
    140,000      Metallgesellschaft AG                                   2,806,476
     34,841      Siemens AG                                              4,432,760
     51,200      Volkswagen AG (Pvt.)                                    2,885,694
                                                                      -------------
                 Total Investments in Germany                           28,632,116
-----------------------------------------------------------------------------------
Hong Kong: 1.0%
    286,600      Hang Seng Bank Ltd.                                     3,272,110
                                                                      -------------
                 Total Investments in Hong Kong                          3,272,110
-----------------------------------------------------------------------------------
Italy: 1.4%
    792,100      ENI SPA                                                 4,356,652
                                                                      -------------
                 Total Investments in Italy                              4,356,652
-----------------------------------------------------------------------------------
Japan: 28.1%
     41,800     +Acom Co., Ltd.                                          4,095,312
    373,000      Amano Corp.                                             2,226,975
     15,800      Autobacs Seven Co., Ltd.                                  518,058
    173,000     +Bank of Tokyo                                           2,411,197
    214,000      Canon Sales Co.,  Inc.                                  3,309,386
    275,000     +Chugai Pharmaceutical Co., Ltd.                         2,974,210
    369,000      Citizen Watch Co., Ltd.                                 2,347,558
     89,000      Dai-Nippon Printing Co., Ltd.                           1,419,888
    150,600     +Daicel Chemical Industries Ltd.                           420,094
     89,000      Daiichi Pharmaceutical Co., Ltd.                        1,157,688
    108,000      Fuji Bank Ltd.                                          1,049,662
     83,000      Fuji Photo Film Ltd.                                    3,030,146
    220,000      Futaba Industrial Co., Ltd.                             2,583,929
     41,000      Glory Ltd.                                                790,545
    206,000     +Hitachi Construction Machinery Co., Ltd.                1,110,952
     89,000     +Honda Motor Co., Ltd.                                   3,310,169
    527,000      Kamigumi Co., Ltd.                                      2,217,970
  1,603,000     *Kawasaki Steel Corp.                                    2,871,185
     19,700     +Mabuchi Motor Co., Ltd.                                 3,437,907
    186,000      Matsushita Electric Industrial Co., Ltd.                5,152,002
    302,000     +Mazda Motor Corp.                                       1,344,915
     35,700      Meiwa Estate Co., Ltd.                                    873,544
     27,000      Murata Manufacturing Co., Ltd.                          6,342,371
      4,900      Nintendo Co., Ltd.                                        814,349
        252      Nippon Telephone & Telegraph                            4,316,336
    138,000      Omron Corp.                                             3,180,875
      4,300      Rohm Co.                                                1,767,642
    128,000      Sakura Bank Ltd.                                          741,666
    143,000      Sankyo Co., Ltd.                                        2,939,219
    318,000      Sanyo Chemical Industries Ltd.                          3,003,524
    323,000     +Sekisui House Ltd.                                      2,861,065
     14,000     +Sony Corp.                                              4,151,904
    119,000     +Sumitomo Bank Ltd.                                      1,629,451
    315,000      Sumitomo Trust and Banking Co., Ltd.                    2,127,337
     23,300      Takefuji Corp.                                          2,916,776
    526,000      Yokogawa Electric                                       3,711,912
                                                                      -------------
                 Total Investments in Japan                             89,157,719
-----------------------------------------------------------------------------------
Netherlands: 7.9%
     63,708      ABN AMRO Holdings NV                                    1,591,570
    158,178      Buhrmann NV                                             2,382,141
     64,731      DSM NV                                                  2,595,229
     38,497      ING Groep NV                                            2,324,469
     49,400      Koninklijke KPN NV                                      4,822,042
     47,590      Philips Electronics NV                                  6,471,869
     29,809      Royal Dutch Petroleum Co.                               1,827,209
    117,512      Vendex KBB NV                                           3,125,118
                                                                      -------------
                 Total Investments in Netherlands                       25,139,647
-----------------------------------------------------------------------------------

                                     MSF-21

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SANTANDER INTERNATIONAL STOCK                            SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                                          VALUE
  SHARES                         ISSUE                                  (NOTE 1A)
-----------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
-----------------------------------------------------------------------------------
Philippines: 1.3%
  1,477,700     Bank of the Philippine Islands                        $  4,253,429
                                                                      -------------
                Total Investments in Philippines                         4,253,429
-----------------------------------------------------------------------------------
Singapore: 5.2%
  1,997,500     DBS Land Ltd.                                            3,933,834
    326,000     Singapore Airlines Ltd.                                  3,699,429
    582,912     United Overseas Bank                                     5,144,885
    316,000     Venture Manufacturing Ltd.                               3,623,897
                                                                      -------------
                Total Investments in Singapore                          16,402,045
-----------------------------------------------------------------------------------
Spain: 3.5%
    143,127     Altadis SA                                               2,123,460
    127,900     Grupo Dragados SA                                        1,129,927
    319,494     Telefonica SA                                            7,981,685
                                                                      -------------
                Total Investments in Spain                              11,235,072
-----------------------------------------------------------------------------------
Sweden: 1.7%
    211,449     Electrolux AB Cl. B                                      5,317,909
                                                                      -------------
                Total Investments in Sweden                              5,317,909
-----------------------------------------------------------------------------------
Switzerland: 5.2%
      5,600     Adecco SA                                                4,360,987
      3,610     Baloise Holding                                          2,840,752
      2,413     Compagnie Financiere Richemont AG                        5,758,588
        210     Roche Holdings AG                                        2,492,621
      2,300     Swisscom AG                                                930,227
                                                                      -------------
                Total Investments in Switzerland                        16,383,175
-----------------------------------------------------------------------------------
Thailand: 1.1%
    202,900    *Advanced Info Service Public Co., Ltd.                   3,404,561
                                                                      -------------
                Total Investments in Thailand                            3,404,561
-----------------------------------------------------------------------------------
United Kingdom: 12.3%
     70,800     Abbey National PLC                                       1,135,055
    157,700     Allied Zurich PLC                                        1,859,550
    281,000     Bank of Scotland                                         3,263,536
     50,554     Barclays PLC                                             1,452,729
    236,448     BG Group PLC                                             1,526,783
    322,344     BP Amoco PLC                                             3,253,848
    226,200     British Telecommunications PLC                           5,480,713
     88,300     GKN PLC                                                  1,446,278
    101,254     Glaxo Wellcome PLC                                       2,868,765
    153,900     Hanson PLC                                               1,290,207
    307,200     HSBC Holdings PLC                                        4,257,569
    413,000     Iceland Group PLC                                        1,661,126
    149,107     Kingfisher PLC                                           1,654,657
    190,704     Ocean Group PLC                                          3,557,911
    937,700     Pilkington PLC                                           1,276,864
    239,950     SmithKline Beecham PLC                                   3,042,592
                                                                      -------------
                Total Investments in United Kingdom                     39,028,183
-----------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost: $265,866,786) ................................. 310,364,861
                                                                      -------------
-----------------------------------------------------------------------------------
PREFERRED STOCK: 0.8%
-----------------------------------------------------------------------------------
Thailand: 0.7%
  1,875,800    *Siam Commercial Bank Public Ltd. 5.500%                  2,290,901
                                                                      -------------
                Total Investments in Thailand                            2,290,901
-----------------------------------------------------------------------------------
United Kingdom: 0.1%
    295,000 *(S)Upton & Southern Holdings PLC Cum. Cvt. Pfd.              309,734
                                                                      -------------
                Total Investments in United Kingdom                        309,734
-----------------------------------------------------------------------------------
                TOTAL PREFERRED STOCK
                (Cost: $3,660,041) ...................................   2,600,635
                                                                      -------------
-----------------------------------------------------------------------------------
       FACE                      ISSUE           INTEREST  MATURITY        VALUE
     AMOUNT                                        RATE      DATE        (NOTE 1A)
-----------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 0.0%
-----------------------------------------------------------------------------------
$    33,000     BG Transco Holdings PLC             4.19%  12/14/22   $     53,172
     33,000     BG Transco Holdings PLC             7.00%  12/16/24         51,791
     33,000     BG Transco Holdings PLC             7.06%  12/14/09         53,633
-----------------------------------------------------------------------------------
                TOTAL FOREIGN OBLIGATIONS
                (Cost: $200,638) .....................................     158,596
                                                                      -------------
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 1.3%
-----------------------------------------------------------------------------------
 $4,097,000     State Street
                Repurchase Agreement (U.S. Treasury
                Bills collateralized, dated
                12/31/99 due 2/15/03 @ 6.250% with
                a market value of $4,222,800)       2.50%  01/03/00      4,097,000
-----------------------------------------------------------------------------------
                TOTAL REPURCHASE AGREEMENTS
                (Cost: $4,097,000) ...................................   4,097,000
                                                                      -------------
-----------------------------------------------------------------------------------
                TOTAL INVESTMENTS: 99.8%
                (Cost: $273,824,465) ................................. 317,221,092
                OTHER ASSETS LESS LIABILITIES: 0.2% ..................     609,779
                                                                      -------------
                TOTAL NET ASSETS: 100.0% .............................$317,830,871
                                                                      ------------
-----------------------------------------------------------------------------------

LEGEND:
+   Securities on loan.
*   Non-income producing security.
(S) Illiquid Security

SECURITIES ON LOAN: (Note 7)
As of December 31, 1999, the market value of securities loaned was $16,162,290 with collateral backing valued at $16,707,986.

ILLIQUID SECURITIES:(Note 2)
--------------------------------------------------------------------------------
                               ACQUISITION        ACQUISITION       VALUATION AS
           ISSUE                  DATE               COST          OF 12/31/1999
--------------------------------------------------------------------------------
Ashurst Technology Ltd.     12/15/94-5/25/95     $  942,588          $      0
Isleinvest Ltd.             12/16/94-7/3/95      $1,399,554          $      0
Karngas International Ltd. 10/18/94-10/02/95     $1,333,006          $117,005
Upton & Southern Holdings
PLC Cum. Cvt. Pfd.             09/18/95          $  456,233          $309,734

The aggregate value of illiquid securities at December 31, 1999 was $428,739 or 0.13% of the Sanlander International Stock Portfolio's net assets.

See Notes of Financial Statements.

                                     MSF-22

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SANTANDER INTERNATIONAL STOCK PORTFOLIO                        DECEMBER 31, 1999
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
As a Percentage of Total Value of Investments


Automotive: ..............................................................  4.1%
Banking: ................................................................. 12.0%
Building & Construction: .................................................  0.4%
Business Services: .......................................................  2.1%
Chemicals: ...............................................................  4.7%
Construction Materials: ..................................................  1.3%
Consumer Products: .......................................................  0.8%
Containers & Glass: ......................................................  0.4%
Drugs & Health Care: .....................................................  4.9%
Electrical Equipment: ....................................................  3.5%
Electronics: .............................................................  8.9%
Financial Services: ......................................................  7.3%
Homebuilders: ............................................................  0.9%
Household Appliances & Home Furnishings: .................................  3.4%
Industrial Components & Material: ........................................  1.3%
Insurance: ...............................................................  3.2%
Machinery: ...............................................................  1.5%
Medical Equipment & Supply: ..............................................  0.6%
Metals-Non-Ferrous: ......................................................  1.0%
Metals-Steel & Iron: .....................................................  3.5%
Miscellaneous: ...........................................................  1.3%
Multi-Industry: ..........................................................  2.9%
Office & Business Equipment: .............................................  0.8%
Oil & Gas Exploration: ...................................................  0.9%
Oil: .....................................................................  1.0%
Oil-Equipment & Services: ................................................  1.1%
Oil-International: .......................................................  2.0%
Personal Care: ...........................................................  0.6%
Photography: .............................................................  1.0%
Plastics: ................................................................  0.5%
Printing & Publishing: ...................................................  0.5%
Real Estate: .............................................................  1.5%
Retail Grocery: ..........................................................  0.5%
Retail Trade: ............................................................  4.0%
Telecommunications Equipment & Services: .................................  3.6%
Tires & Rubber: ..........................................................  0.3%
Tobacco: .................................................................  2.5%
Toys & Amusements: .......................................................  0.3%
Transportation-Airlines: .................................................  2.3%
Transportation-Miscellaneous: ............................................  1.1%
Utilities-Gas & Pipelines: ...............................................  0.5%
Utilities-Telephone: .....................................................  5.0%
                                                                          ------
                                                                          100.0%
                                                                          ======
--------------------------------------------------------------------------------
Excludes short-term securities.

See Notes to Financial Statements.

                                     MSF-23

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND                            SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                     VALUE
 SHARES                         ISSUE                              (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 3.4%
--------------------------------------------------------------------------------
Banking: 0.0%
    7,000      *Siam Commercial Bank, (Wts.) expiring 5/10/02    $        3,252
--------------------------------------------------------------------------------
Forest Products & Paper: 2.7%
1,867,500      *Indah Kiat Paper & Pulp Corp.                           734,973
   92,550      +Sappi Ltd. ADR                                          890,794
                                                                 ---------------
                                                                      1,625,767
--------------------------------------------------------------------------------
Oil & Gas Exploration: 0.2%
   59,675      *Chesapeake Energy Corp.                                 141,728
--------------------------------------------------------------------------------
Oil-Equipment & Services: 0.1%
      250    *++R & B Falcon Corp. (Wts.) 144A                           56,250
--------------------------------------------------------------------------------
Real Estate: 0.4%
   16,500       Associated Estates Realty Corp.                         128,906
    2,000       Developers Diversified Realty                            25,750
   15,500       Meditrust Corp.                                          85,250
                                                                 ---------------
                                                                        239,906
--------------------------------------------------------------------------------
Restaurant: 0.0%
    2,024      *Advantica Restaurant Group, Inc.                          3,479
--------------------------------------------------------------------------------
Transportation-Shipping: 0.0%
    1,423 *(S)++Hvide Marine, Inc. (Wts.) expiring 6/30/07 144A               0
--------------------------------------------------------------------------------
Utilities-Electric: 0.0%
    8,000       Tenaga Nasional Berhad                                   20,632
--------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost: $1,859,692) .............................      2,091,014
                                                                 ---------------
--------------------------------------------------------------------------------
PREFERRED STOCK: 4.9%
--------------------------------------------------------------------------------
Banking: 0.0%
    7,000    *++Siam Commercial Bank Public Ltd. 5.250% 144A              8,549
--------------------------------------------------------------------------------
Construction Materials: 0.2%
    3,750       Owens-Corning 6.500%                                    129,844
--------------------------------------------------------------------------------
Food & Beverages: 0.0%
    1,500       Chiquita Brands International, Inc. Ser. A 2.875%        29,250
--------------------------------------------------------------------------------
Metals-Steel & Iron: 0.3%
    6,500       Bethleham Steel Corp. $3.50                             182,000
--------------------------------------------------------------------------------
Oil & Gas Exploration: 0.4%
   10,500       Chesapeake Energy Corp. 7.000%                          267,750
--------------------------------------------------------------------------------
Oil-Equipment & Services: 0.5%
      267      *R & B Falcon Corp. Sr. 13.875%                          281,685
--------------------------------------------------------------------------------
Real Estate: 0.3%
    1,000       CarrAmerica Realty Corp. 8.450%                          16,000
    4,200       CarrAmerica Realty Corp. Ser. C 8.550%                   67,200
    2,946       Developers Diversified Realty Corp. Cl. C 8.375%         50,450
    3,500       Meditrust Ser. A 9.000%                                  42,000
                                                                 ---------------
                                                                        175,650
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 2.3%
    1,437       Adelphia Business Solutions Sr. Ser. B 12.875%
                Payment in Kind                                       1,400,884
--------------------------------------------------------------------------------
Transportation-Shipping: 0.0%
   16,000      *Hvide Capital Trust 6.500%                               12,000
--------------------------------------------------------------------------------
Utilities-Electric: 0.5%
    1,035       Central Maine Power Co. 3.500%                           42,694
      150       Consumers Energy Co. $4.16                                8,850
      580       Consumers Energy Co. $4.50                               34,510
      140       Entergy Gulf States, Inc. $4.52                           7,700
      300       Entergy Gulf States, Inc. 4.400%                         15,300
    2,680       Niagara Mohawk Power Corp. 3.400%                       109,880
    1,100       Niagara Mohawk Power Corp. 3.600%                        47,850
      200       Niagara Mohawk Power Corp. 3.900%                         8,800
       50       Niagara Mohawk Power Corp. 4.850%                         3,300
      150       Ohio Edison Co. 4.400%                                    8,550
       50       Ohio Edison Co. 4.440%                                    3,025
      200       Toledo Edison Co. 4.250%                                 10,000
                                                                 ---------------
                                                                        300,459
--------------------------------------------------------------------------------
Utilities-Telephone: 0.4%
    4,500       Philippine Long Distance Telephone Co. Ser.
                III $3.50                                               214,312
--------------------------------------------------------------------------------
                TOTAL PREFERRED STOCK
                (Cost: $3,532,033) .............................      3,002,383
                                                                 ---------------
--------------------------------------------------------------------------------

  FACE                                                        INTEREST    MATURITY      VALUE
 AMOUNT                            ISSUE                        RATE        DATE      (NOTE 1A)
-------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS: 28.6%
-------------------------------------------------------------------------------------------------
Automotive: 0.6%
 $725,000     ++Exide Corp. 144A                               2.900%    12/15/05   $   380,625
-------------------------------------------------------------------------------------------------
Building & Construction: 0.1%
  100,000       Schuler Homes, Inc.                            6.500%     1/15/03        81,500
-------------------------------------------------------------------------------------------------
Computer Equipment & Service: 5.6%
  155,000       Cray Research, Inc. Sub.                       6.125%      2/1/11        93,775
  365,000       EMC Corp. Sub.                                 6.000%     5/15/04       478,150
  300,000       HMT Technology Corp.
                Sub.                                           5.750%     1/15/04       118,500
  200,000       Hutchinson Technology,
                Inc. Sub.                                      6.000%     3/15/05       189,500
  902,000       Ingram Micro, Inc. Sr.                         0.010%      6/9/18       292,022
  400,000    (S)Maxtor Corp.                                   5.750%      3/1/12       280,000
  725,000       Quantum Corp. Sub.                             7.000%      8/1/04       543,750
  800,000       Read-Rite Corp. Sub.                           6.500%      9/1/04       292,000
  600,000       S3, Inc. Sub.                                  5.750%     10/1/03       557,250
  200,000       Telxon Corp. Sub.                              5.750%      1/1/03       166,500
1,400,000    #++Western Digital Corp. Sub.
                144A                                           0.000%     2/18/18       194,250
  200,000       Wind River Systems, Inc.                       5.000%      8/1/02       252,500
                                                                                    ------------
                                                                                      3,458,197
-------------------------------------------------------------------------------------------------
Drugs & Health Care: 3.2%
1,080,000       Dura Pharmaceuticals, Inc.
                Sub.                                           3.500%     7/15/02       874,800
  250,000       Glycomed, Inc.                                 7.500%      1/1/03       206,250
  300,000       HealthSouth Corp. Sub.                         3.250%      4/1/03       237,000
  450,000       NABI, Inc. Sub.                                6.500%      2/1/03       334,687

                                    MSF-24

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND                            SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

  FACE                                                 INTEREST    MATURITY      VALUE
 AMOUNT                            ISSUE                 RATE        DATE      (NOTE 1A)
-----------------------------------------------------------------------------------------
CONVERTIBLE BONDS: (Continued)
-----------------------------------------------------------------------------------------
Drugs & Health Care: (Continued)
 $200,000       Omnicare, Inc. Sub.                     5.000%     12/1/07   $   134,000
  150,000       Tenet Healthcare Corp. Sub.             6.000%     12/1/05       121,125
  100,000      #Thermedics, Inc.                        0.000%      6/1/03        60,000
                                                                             ------------
                                                                               1,967,862
-----------------------------------------------------------------------------------------
Electronics: 3.1%
  800,000       Cirrus Logic, Inc. Sub.                 6.000%    12/15/03       669,000
  675,000       Kent Electronics Corp. Sub.             4.500%      9/1/04       561,937
  300,000       Lam Research Corp.                      5.000%      9/1/02       410,625
   40,000       Richardson Electronics Ltd. Sub.        7.250%    12/15/06        28,950
  424,000       Zenith Electronics Corp. Sr.            8.190%     11/1/09       212,000
                                                                             ------------
                                                                               1,882,512
-----------------------------------------------------------------------------------------
Entertainment & Leisure: 0.4%
   83,000       Bell Sports Corp. Sub.                  4.250%    11/15/00        67,230
  200,000       Ogden Corp.                             5.750%    10/20/02       170,250
                                                                             ------------
                                                                                 237,480
-----------------------------------------------------------------------------------------
Foreign Obligations: 9.1%
   95,000       Advanced Agro Public Co.                3.500%     6/17/01        76,950
  100,000       App Finance VII Mauritius
                Ltd.                                    3.500%     4/30/03        73,625
  450,000  (S)++App Finance VII Mauritius
                Ltd. 144A                               3.500%     4/30/03       331,312
  775,000       Bangkok Bank Public Ltd.                4.589%      3/3/04       406,875
  325,000       Banpu Public                            2.750%     4/10/03       321,750
  300,000       Burns, Philp Sub.                       5.500%     4/30/04       165,000
1,280,000       Empresas ICA Sociedad
                Sub.                                    5.000%     3/15/04       742,400
  100,000    (S)Loxley PLC                              2.500%      4/4/01        26,000
1,700,000       Rogers Communications,
                Inc.                                    2.000%    11/26/05     1,466,250
  100,000       Samsung Display Devices                 0.250%     3/12/06       112,500
  425,000      #Samsung Electronics Co.,
                Ltd.                                    0.000%    12/31/07       805,375
  250,000       Sappi BVI Finance                       7.500%      8/1/02       235,625
  300,000       Siam Commercial Bank                    3.250%     1/24/04       149,250
  390,000       Ssangyong Oil Refining
                Co., Ltd.                               3.000%    12/31/04       280,800
  150,000       Telekom Malaysia                        4.000%     10/3/04       130,133
  300,000       Total Access
                Communication Public Ltd.               2.000%     5/31/06       294,000
                                                                             ------------
                                                                               5,617,845
-----------------------------------------------------------------------------------------
Healthcare Services: 0.5%
  650,000       Phycor, Inc. Sub.                       4.500%     2/15/03       297,375
-----------------------------------------------------------------------------------------
Industrial Components & Material: 0.6%
  400,000       Hexcel Corp. Sub.                       7.000%      8/1/03       288,500
  100,000       Hexcel Corp. Sub.                       7.000%      8/1/11        76,125
                                                                             ------------
                                                                                 364,625
-----------------------------------------------------------------------------------------
Industrials: 1.1%
  195,000       Intevac, Inc. Sub.                      6.500%      3/1/04       106,275
  300,000     ++Kulicke And Soffa
                Industries, Inc. Sub. 144A              4.750%    12/15/06       331,875
  350,000       MascoTech, Inc. Sub.                    4.500%    12/15/03       254,625
                                                                             ------------
                                                                                 692,775
-----------------------------------------------------------------------------------------
Medical Equipment & Supply: 0.3%
  365,000    (S)UroMed Corp. Sub.                       6.000%    10/15/03       208,050
-----------------------------------------------------------------------------------------
Oil & Gas Exploration: 0.2%
  200,000       Pogo Producing Co. Sub.                 5.500%     6/15/06       150,000
-----------------------------------------------------------------------------------------
Oil-Equipment & Services: 1.8%
1,072,000       Key Energy Group, Inc.                  5.000%     9/15/04       732,980
1,090,000      #Pride International, Inc. Sub.          0.000%     4/24/18       361,063
                                                                             ------------
                                                                               1,094,043
-----------------------------------------------------------------------------------------
Pollution Control: 0.2%
  150,000     ++Thermo Terratech, Inc. Sub.
                144A                                    4.625%      5/1/03       123,188
-----------------------------------------------------------------------------------------
Real Estate: 0.2%
  100,000       Sizeler Property
                Investments, Inc. Sub.                  8.000%     7/15/03        91,000
-----------------------------------------------------------------------------------------
Restaurant: 0.6%
  325,000       Einstein/Noah Bagel Corp.
                Sub.                                    7.250%      6/1/04       156,000
  351,000   #(S)Shoney's, Inc. Sub.                     0.000%     4/11/04        56,160
  440,000    (S)TPI Enterprises, Inc. Sub.              8.250%     7/15/02       145,200
                                                                             ------------
                                                                                 357,360
-----------------------------------------------------------------------------------------
Retail Trade: 0.1%
   50,000  (S)++CML Group, Inc. 144A                    5.500%     1/15/03            63
  200,000       CML Group, Inc. Sub.                    5.500%     1/15/03           250
  100,000       Jacobson Stores, Inc. Sub.              6.750%    12/15/11        68,250
                                                                             ------------
                                                                                  68,563
-----------------------------------------------------------------------------------------
Telecommunications Equipment & Services: 0.7%
  500,000      #Aspect Telecommunications
                Corp. Sub.                              0.000%     8/10/18       197,500
  500,000    (S)Broadband Technologies,
                Inc. Sub.                               5.000%     5/15/01       245,000
                                                                             ------------
                                                                                 442,500
-----------------------------------------------------------------------------------------
Transportation-Trucking: 0.2%
  160,000       Worldway Corp. Sub.                     6.250%     4/15/11       129,600
-----------------------------------------------------------------------------------------
                TOTAL CONVERTIBLE BONDS
                (Cost: $19,049,097) ......................................    17,645,100
                                                                            -------------
-----------------------------------------------------------------------------------------
CORPORATE BONDS: 28.8%
-----------------------------------------------------------------------------------------
Broadcasting: 2.7%
  700,000       Century Communications
                Corp. Sr.                               8.375%    11/15/17       619,500
1,650,000      #Fox Family Worldwide,                      0%/
                Inc. Sr.                               10.250%     11/1/07     1,068,375
                                                                             ------------
                                                                               1,687,875
-----------------------------------------------------------------------------------------

                                    MSF-25

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND                            SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

  FACE                                                 INTEREST    MATURITY      VALUE
 AMOUNT                            ISSUE                 RATE        DATE      (NOTE 1A)
-----------------------------------------------------------------------------------------
CORPORATE BONDS: (Continued)
-----------------------------------------------------------------------------------------
Chemicals: 0.5%
 $287,000       Arco Chemical Co.                       9.800%      2/1/20   $   292,740
-----------------------------------------------------------------------------------------
Computer Equipment & Service: 1.0%
  250,000       Seagate Technology, Inc. Sr.            7.370%      3/1/07       220,522
  250,000       Seagate Technology, Inc. Sr.            7.450%      3/1/37       217,843
  250,000       Seagate Technology, Inc. Sr.            7.875%      3/1/17       188,755
                                                                             ------------
                                                                                 627,120
-----------------------------------------------------------------------------------------
Food & Beverages: 0.1%
  100,000       Borden, Inc.                            7.875%      2/15/23       76,402
-----------------------------------------------------------------------------------------
Healthcare Services:  1.6%
  300,000       Columbia/HCA Healthcare Corp.           7.050%      12/1/27      228,000
  250,000       Columbia/HCA Healthcare Corp.           7.690%      6/15/25      205,000
  250,000       Columbia/HCA Healthcare Corp.           7.750%      7/15/36      204,095
  400,000       Medical Care International, Inc. Sub.   6.750%      10/1/06      339,000
                                                                             ------------
                                                                                 976,095
-----------------------------------------------------------------------------------------
Industrials: 1.5%
  150,000       Burlington Industries, Inc.             7.250%      9/15/05      111,139
  600,000       Glencore Nickel Pty., Ltd. Sr.          9.000%      12/1/14      501,000
  300,000     ++Reliance Industries Ltd. 144A          10.375%      6/24/16      300,732
                                                                             ------------
                                                                                 912,871
-----------------------------------------------------------------------------------------
Oil & Gas Exploration: 1.6%
  475,000       Chesapeake Energy Corp. Sr. Ser. B      7.875%      3/15/04      426,312
  200,000       Chesapeake Energy Corp. Sr. Ser. B      8.500%      3/15/12      163,000
  200,000      +Chesapeake Energy Corp. Sr. Ser. B      9.625%       5/1/05      190,000
  250,000       Seagull Energy Corp. Sr.                7.500%      9/15/27      209,375
                                                                             ------------
                                                                                 988,687
-----------------------------------------------------------------------------------------
Oil-Equipment & Services: 5.2%
  850,000       Pioneer Natural Resources Co. Ser. A    7.200%      1/15/28      619,641
1,100,000       Pioneer Natural Resources Co. Sr.       6.500%      1/15/08      920,634
  300,000       R & B Falcon Corp. Ser. B               7.375%      4/15/18      232,500
  200,000       R & B Falcon Corp. Sr. Ser. B           6.500%      4/15/03      184,500
  925,000       R & B Falcon Corp. Sr. Ser. B           6.750%      4/15/05      814,000
  490,000       Trico Marine Services, Inc.
                Sr. Ser. G                              8.500%       8/1/05      460,600
                                                                             ------------
                                                                               3,231,875
-----------------------------------------------------------------------------------------
Real Estate: 0.7%
  410,000      +Meditrust Corp.                         7.000%      8/15/07      307,500
  150,000       Trinet Corporate Realty
                Trust, Inc.                             7.700%      7/15/17      102,437
                                                                             ------------
                                                                                 409,937
-----------------------------------------------------------------------------------------
Retail Trade: 0.7%
  100,000       Dillon Reed Structured
                Finance Corp. Ser. 93-K1 A2             7.430%      8/15/18       83,288
  100,000       Dillon Reed Structured
                Finance Corp. Ser. 94-K1 A2             8.375%      8/15/15       89,875
  450,000       Woolworth Corp.                         8.500%      1/15/22      279,000
                                                                             ------------
                                                                                 452,163
-----------------------------------------------------------------------------------------
Telecommunications Equipment & Services: 9.2%
  350,000       Intermedia Communications, Inc. Sr.     8.500%      1/15/08      318,500
  250,000       Intermedia Communications, Inc. Sr.     8.600%      6/1/08       230,625
  250,000       Intermedia Communications, Inc. Sr.
                Ser. B                                  8.875%     11/1/07       232,500
  350,000      #Intermedia Communications, Inc. Sr.        0%/
                Sub.                                   12.250%      3/1/09       208,688
  500,000      #Mccaw International Ltd. Sr.               0%/
                                                       13.000%     4/15/07       345,000
  250,000      #Nextel International, Inc. Sr.             0%/
                                                       12.125%     4/15/08       147,500
  500,000      #Nextlink Communications,                   0%/
                Inc. Sr.                                9.450%     4/15/08       317,500
  400,000   #+++Nextlink Communications, Inc. Sr. 144A     0%/
                                                       12.250%     12/1/09       233,000
  415,000      #RCN Corp. Sr.                              0%/
                                                       11.000%      7/1/08       272,862
  500,000      #RCN Corp. Sr. Ser. B                      0%/
                                                      11.125%     10/15/07       353,750
1,170,000      #RCN Corp. Sr. Ser. B                      0%/
                                                       9.800%      2/15/08       772,200
1,200,000      #Rhythms NetConnections,                   0%/
                Inc. Sr.                              13.500%      5/15/08       645,000
  875,000      #TeleCorp PCS, Inc. Sr.                    0%/
                                                      11.625%      4/15/09       551,250
1,000,000      #Teligent, Inc. Sr.                        0%/
                                                      11.500%       3/1/08       587,500
  200,000      #Triton PCS, Inc. Sr.                      0%/
                                                      11.000%       5/1/08       141,500
  500,000    #++Voicestream Wireless Corp.                0%/
                Sr. 144A                              11.875%     11/15/09       302,500
                                                                             ------------
                                                                               5,659,875
-----------------------------------------------------------------------------------------
Textiles & Apparel: 0.6%
  300,000       Phillips-Van Heusen Corp.              7.750%     11/15/23       226,006
  250,000       Pillowtex Corp. Sr. Ser. B             9.000%     12/15/07       107,500
                                                                             ------------
                                                                                 333,506
-----------------------------------------------------------------------------------------

                                    MSF-26

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND                            SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

  FACE                                        INTEREST   MATURITY       VALUE
 AMOUNT                  ISSUE                  RATE       DATE       (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS: (Continued)
--------------------------------------------------------------------------------
Transportation 0.4%
 $450,000   (S)American President Cos.,
               Ltd. Sr.                        8.000%     1/15/24  $    261,563
--------------------------------------------------------------------------------
Transportation-Shipping: 1.0%
  550,000   (S)Hvide Marine, Inc. Sr.          8.375%     2/15/08       220,000
  252,000 (S)++Hvide Marine, Inc. Sr. 144A    12.500%     6/30/07       226,800
  500,000   (S)TBS Shipping International,
               Ltd.                           10.000%      5/1/05       180,000
                                                                   -------------
                                                                        626,800
--------------------------------------------------------------------------------
Utilities-Electric: 1.2%
  300,000      AES Corp. Sr.                   8.375%     8/15/07       278,250
  500,000      AES Corp. Sr.                   8.875%     11/1/27       427,500
                                                                   -------------
                                                                        705,750
--------------------------------------------------------------------------------
Utilities-Telephone: 0.8%
  850,000    ++NTL Communications Corp.
               Sr. 144A                       11.500%    11/15/09       493,000
--------------------------------------------------------------------------------
               TOTAL CORPORATE BONDS
               (Cost: $18,822,085) ..............................    17,736,259
                                                                   -------------
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 19.4%
--------------------------------------------------------------------------------
  300,000      Bangko Sentral Philipinas       8.600%     6/15/27       252,893
  500,000    ++Bangkok Bank Public Ltd.
               144A                            9.025%     3/15/29       386,123
  150,000     #Clearnet Communications,           0%/
               Inc.                           10.750%     2/15/09        60,530
  675,000     #Clearnet Communications,
               Inc. Sr.                           0%/
                                              11.750%     8/13/07       333,175
1,840,000     #Clearnet Communications,
               Inc. Sr.                           0%/
                                              10.400%     5/15/08       806,235
  700,000      Compania De Alimentos
               Fargo SA Sr.                   13.250%      8/1/08       603,750
  500,000     #Dolphin                            0%/
               Telecommunications PLC         11.625%      6/1/08       246,801
  400,000      Dolphin
               Telecommunications PLC
               Sr.                            11.500%      6/1/08       200,000
1,350,000      Espirito Santo Centrais
               Eletriciadad Sr.               10.000%     7/15/07     1,134,000
  250,000    ++Hyundai Motor Co. 144A          7.600%     7/15/07       205,435
  200,000    ++Industrial Finance Corp.
               Thailand 144A                   6.875%      4/1/03       189,388
  423,908      Korea Electric Power Corp.      7.400%      4/1/16       374,968
1,400,000     #Microcell
               Telecommunications Sr. Ser.        0%/
               B                              11.125%    10/15/07       649,809
  325,000      Multicanal SA Ser. C           10.500%     4/15/18       253,500
  250,000      Multicanal SA Ser. E           13.125%     4/15/09       245,625
  250,000      Murrin Murrin Hldgs. Pty.,
               Ltd. Sr.                        9.375%     8/31/07       220,000
  300,000    ++Nuevo Grupo Isuacell SA
               deCV Sr. 144A                  14.250%     12/1/06       310,500
  700,000     +Philippine Long Distance
               Telephone Co.                   8.350%      3/6/17       558,460
  400,000      Pindo Deli Finance
               Mauritius Ltd. Sr.             10.750%     10/1/07       295,000
  200,000      Pindo Deli Finance
               Mauritius Ltd. Sr.             10.875%     10/1/27       127,500
  195,800 (S)++Pycsa Panama SA 144A           10.280%    12/15/12       115,522
  400,000      Quezon Power Philippines
               Co. Sr.                         8.860%     6/15/17       297,696
  710,000      Rogers Communications,
               Inc. Sr.                        8.750%     7/15/07       495,549
  150,000      Rogers Communications,
               Inc. Sr.                       10.500%     2/14/06       113,182
  700,000    ++Siam Commercial Bank
               Public Ltd. Sub. 144A           7.500%     3/15/06       581,000
  150,000      Southern Peru Copper
               Corp. Ser. A1                   7.900%     5/30/07       136,260
1,350,000    ++Tenaga Nasional Berhad
               144A                            7.500%     11/1/25     1,138,548
  600,000     #TFM SA de CV Sr.                   0%/
                                              11.750%     6/15/09       384,000
  650,000    ++Thai Fmrs Bank Public,Ltd.
               Sub. 144A                       8.250%     8/21/16       498,875
  600,000      Tjiwi Kimia Mauritius Ltd.
               Sr.                            10.000%      8/1/04       450,000
  200,000    ++Total Access
               Communication Public Ltd.
               144A                            7.625%     11/4/01       170,000
  200,000    ++Total Access
               Communication Public Ltd.
               144A                            8.375%     11/4/06       153,291
--------------------------------------------------------------------------------
               TOTAL FOREIGN OBLIGATIONS
               (Cost: $12,144,690) ..............................    11,987,615
                                                                   -------------
--------------------------------------------------------------------------------
YANKEE BONDS: 10.4%
--------------------------------------------------------------------------------
  500,000     #Barak I.T.C. Sr.                   0%/
                                              12.500%    11/15/07       270,000
  300,000    ++Bayan Telecommunications
               Sr. 144A                       13.500%     7/15/06       261,000
  150,000    ++Cerro Negro Finance Ltd.
               144A                            7.900%     12/1/20        99,302
1,061,558      Federative Republic of
               Brazil PIK                      8.000%     4/15/14       797,548
  550,000      Federative Republic Of
               Brazil                         10.125%     5/15/27       470,250
  500,000     +Petroleos Mexicanos             9.500%     9/15/27       490,000
  700,000   +++Petroleos Mexicanos 144A        8.625%     12/1/23       607,250
  500,000      Republic Of Argentina           8.875%      3/1/29       359,450
  100,000     +Republic Of Argentina           9.750%     9/19/27        89,750
  396,000      Republic Of Argentina Ser. L    6.812%     3/31/05       360,360
  400,000      Republic Of Ecuador             4.000%     2/28/25       137,000
  800,000     #Republic of Peru                3.750%      3/7/17       495,040
1,120,000      Republic of South Africa        8.500%     6/23/17     1,019,200
1,450,000      Republic Of Venezuela           9.250%     9/15/27       962,510
--------------------------------------------------------------------------------
               TOTAL YANKEE BONDS
               (Cost: $6,704,056) ...............................     6,418,660
                                                                   -------------
--------------------------------------------------------------------------------

                                    MSF-27

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND                            SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

  FACE                                        INTEREST   MATURITY       VALUE
 AMOUNT                  ISSUE                  RATE       DATE       (NOTE 1A)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 1.4%
--------------------------------------------------------------------------------
 $884,000      State Street Repurchase
               Agreement (U.S. Treasury
               Notes collateralized dated
               12/31/99 due 02/15/03 @
               6.250% with a market value
               of $912,900)                    2.500%      1/3/00   $   884,000
--------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost: $884,000) .................................       884,000
                                                                    ------------
--------------------------------------------------------------------------------
               TOTAL INVESTMENTS: 96.9%
               (Cost $62,995,653) ...............................    59,765,031
               OTHER ASSETS LESS LIABILITIES 3.1% ...............     1,936,338
                                                                    ------------
               TOTAL NET ASSETS: 100.0% .........................   $61,701,369
                                                                    ============
--------------------------------------------------------------------------------

LEGEND:

*   Non-income producing security.
+   Securities on loan.
++  Restricted security
(S) Illiquid Security
# Step bond: A zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

SECURITIES LENDING: (Note 7)
As of December 31, 1999, the market value of securities loaned was $1,591,821 with collateral backing valued at $1,616,200.

RESTRICTED SECURITIES: (NOTE 2)

The aggregate value of restricted securities at December 31, 1999 was $7,698,378 or 12.48% of the Loomis Sayles High Yield Bond Portfolio's net assets.

ILLIQUID SECURITIES: (Note2)
--------------------------------------------------------------------------------
                                                ACQUISITION      VALUATION AS OF
           ISSUE             ACQUISITION DATE       COST            12/31/1999
--------------------------------------------------------------------------------
American President Cos.,
Ltd. Sr.                     8/17/98-1/12/99      $ 265,000           $ 261,563
App Finance VII Mauritius
Ltd 144A.                     6/3/98-6/4/98         351,938             331,312
Broadband Technologies, Inc.
Sub.                         6/13/97-7/30/97        366,400             245,000
CML Group, Inc. 144A             4/14/98             30,875                  63
Hvide Marine, Inc. Sr.        7/13/98-4/7/99        449,656             220,000
Hvide Marine, Inc. Sr. 144A      12/14/99           226,800             226,800
Hvide Marine, Inc. (Wts.)
144A                             12/14/99                 0                   0
Loxley PLC                   3/24/97-2/12/98         67,750              26,000
Maxtor Corp.                  2/3/99-7/2/99         297,500             280,000
Pycsa Panama SA 144A             10/1/97            195,800             115,522
Shoney's Inc. Sub.           3/14/97-1/13/98        142,314              56,160
TBS Shipping International
Ltd.                             4/29/98            466,690             180,000
TPI Enterprises, Inc. Sub.   3/27/97-11/12/97       369,625             145,200
UroMed Corp. Sub.            5/21/97-8/20/97        217,150             208,050

The aggregate value of illiquid securities at December 31,1999 was $2,295,670 or 3.72% of the Loomis Sayles High Yield Bond Portfolio's net assets.

See Notes to Financial Statements.

                                     MSF-28

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO                                  SCHEDULE OF INVESTMENTS
                                                         DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
  SHARES                      ISSUE                                  (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 99.4%
--------------------------------------------------------------------------------
Biotechnology: 2.2%
   257,624   *+MedImmune, Inc.                                   $   42,717,279
--------------------------------------------------------------------------------
Broadcasting: 9.4%
   346,630    *AMFM , Inc.                                           27,123,798
   326,445    *Citadel Communications Corp.                          21,178,119
   192,175    *Clear Channel Communications, Inc.                    17,151,619
    56,620    *Cox Radio, Inc. Cl. A                                  5,647,845
   440,320    *Entercom Communications Corp.                         29,061,120
   550,470    *Hispanic Broadcasting Corp.                           50,763,655
   145,910    *Radio One, Inc. Cl. A                                 13,455,638
   176,818   *+Univision Communications, Inc. Cl. A                  18,068,589
                                                                 ---------------
                                                                    182,450,383
--------------------------------------------------------------------------------
Business Services: 7.9%
    38,030   *+Internet Capital Group, Inc.                           6,461,535
   442,255   *+Lamar Advertising Co. Cl. A                           26,742,607
 1,695,297     Paychex, Inc.                                         67,758,902
   364,685    *TMP Worldwide, Inc.                                   51,671,306
                                                                 ---------------
                                                                    152,634,350
--------------------------------------------------------------------------------
Computer Equipment & Service: 21.7%
    64,520    Brocade Communications Systems, Inc.                   11,379,715
   220,130   *DoubleClick, Inc.                                      55,754,802
   186,545   *Earthlink Network, Inc.                                 7,945,651
   246,435  *+eBay, Inc.                                             30,858,283
   714,320  *+Exodus Communications, Inc.                            63,462,868
     5,805   *FreeMarkets, Inc.                                       1,981,863
    26,220   *InfoSpace.com, Inc.                                     5,610,261
   135,130   *Network Solutions, Inc. Cl. A                          29,403,443
   605,240   *PSINet, Inc.                                           37,430,311
   108,685   *Safeguard Scientifics, Inc.                            17,613,763
    40,785   *Silicon Storage Technology, Inc.                        1,686,205
   346,700   *TriQuint Semiconductor, Inc.                           38,537,872
    27,305   *VA Linux Systems, Inc.                                  5,650,428
   391,525  *+VeriSign, Inc.                                         74,805,745
   830,900   *Xilinx, Inc.                                           37,779,984
                                                                 ---------------
                                                                    419,901,193
--------------------------------------------------------------------------------
Drugs & Health Care: 2.6%
   326,500  *+King Pharmaceuticals, Inc.                             18,284,000
   331,010  *+Sepracor, Inc.                                         32,894,119
                                                                 ---------------
                                                                     51,178,119
--------------------------------------------------------------------------------
Educations: 1.8%
 1,670,145   *Apollo Group, Inc. Cl. A                               33,455,092
    41,420  *+Edison Schools, Inc. Cl. A                                647,188
                                                                 ---------------
                                                                     34,102,280
--------------------------------------------------------------------------------
Electronics: 13.2%
   146,900   *Atmel Corp.                                             4,347,322
   379,795  *+E-Tek Dynamics, Inc.                                   51,034,953
     7,000   *Furukawa Electric Co., Ltd.                               106,196
   662,170   *Gemstar International Group Ltd.                       47,138,227
   271,435   *RF Micro Devices, Inc.                                 18,533,921
   355,655   *SDL, Inc.                                              77,599,475
 1,076,380   *Vitesse Semiconductor Corp.                            56,409,039
                                                                 ---------------
                                                                    255,169,133
--------------------------------------------------------------------------------
Entertainment & Leisure: 2.6%
   659,715   +Premier Parks, Inc.                                    19,049,270
   853,540   *SFX Entertainment, Inc. Cl. A                          30,887,479
                                                                 ---------------
                                                                     49,936,749
--------------------------------------------------------------------------------
Healthcare Services: 0.8%
   386,970   *Healtheon/WebMD Corp.                                  14,559,746
--------------------------------------------------------------------------------
Medical Equipment & Supply: : 0.8%
   202,375   *MiniMed, Inc.                                          14,836,617
--------------------------------------------------------------------------------
Restaurant: 0.1%
    92,246    Pizza Express PLC                                       1,091,461
--------------------------------------------------------------------------------
Retail Trade: 0.7%
   173,910   *+Amazon.com, Inc.                                      13,244,333
--------------------------------------------------------------------------------
Software: 6.4%
   125,825    *Liberate Technologies                                 32,289,841
    80,925   *+Phone.com, Inc.                                        9,402,474
    40,785    *Portal Software, Inc.                                  4,188,110
   173,790    *Software.com, Inc.                                    16,607,807
   299,627    *Veritas Software Corp.                                42,874,751
    97,395    *Vignette Corp.                                        15,872,341
    13,940    *Vitria Technology, Inc.                                3,266,316
                                                                 ---------------
                                                                    124,501,640
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 24.5%
   399,200    *American Tower Corp. Cl. A                            12,200,550
    72,915    *Clarent Corp.                                          5,664,584
   656,985    *Clearnet Communications, Inc. Cl. A                   22,624,921
 1,673,305    *Crown Castle International Corp.                      53,650,342
   387,950   *+Level 3 Communications, Inc.                          31,739,159
 1,278,930   *+Metromedia Fiber Network, Inc. Cl. A                  61,268,740
   324,908    *Microcell Telecommunications, Inc. Cl. B              10,681,351
   292,645   *+Net2Phone, Inc.                                       13,425,089
   397,290   *+Nextlink Communications, Inc. Cl. A                   32,987,485
   363,113   *+NTL, Inc.                                             45,252,958
   276,520    *Omnipoint Corp.                                       33,303,378
   213,440    *Powertel, Inc.                                        21,384,020
   408,685    *Rogers Cantel Mobile Communications,
               Inc.Cl.B                                              14,865,917
   235,830   *+United States Cellular Corp.                          23,804,091
   234,980   *+VoiceStream Wireless Corp.                            33,389,189
   854,220     Western Wireless Corp. Cl. A                          56,965,796
                                                                 ---------------
                                                                    473,207,570
--------------------------------------------------------------------------------
Utilities-Telephone: 4.7%
   694,095    *AT&T Canada, Inc. Cl. B                               27,893,943

                                    MSF-29

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO                                  SCHEDULE OF INVESTMENTS
                                                         DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
  SHARES                      ISSUE                                  (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
Utilities-Telephone: (Continued)
 1,074,735   *+McLeodUSA, Inc.                                   $   63,207,852
                                                                 --------------
                                                                     91,101,795
--------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost: $1,188,969,782) ..........................  1,920,632,649
                                                                 ---------------
--------------------------------------------------------------------------------
     FACE                                    INTEREST   MATURITY        VALUE
    AMOUNT                    ISSUE            RATE       DATE        (NOTE 1A)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 0.1%

$1,914,000     State Street Repurchase
               Agreement (U.S. Treasury
               Notes collateralized dated
               12/31/99 due 1/03/2000
               @ 6.250% with a market
               value of $1,973,700)            2.500%    1/3/00  $    1,914,000
--------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost: $1,914,000) ..............................      1,914,000
                                                                 ---------------
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 2.3%
--------------------------------------------------------------------------------
44,700,000     Household Finance
               Corp.                           4.500%    1/3/00      44,688,825
--------------------------------------------------------------------------------
               TOTAL SHORT TERM OBLIGATIONS
               (Cost: $44,688,825) .............................     44,688,825
                                                                 ---------------
--------------------------------------------------------------------------------
               TOTAL INVESTMENTS: 101.8%
               (Cost $1,235,572,607) ...........................  1,967,235,474
               OTHER ASSETS LESS LIABILITIES (1.8%) ............    (35,438,420)
                                                                 ---------------
               TOTAL NET ASSETS: 100.0% ........................ $1,931,797,054
                                                                 ===============
--------------------------------------------------------------------------------


LEGEND:

* Non-income producing security.

+ Securities on loan.

SECURITIES ON LOAN: (Note 7)
As of December 31, 1999, the market value of securities loaned was $200,655,706 with collateral backing valued at $201,946,836.

See Notes to Financial Statements.

                                     MSF-30

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH                           SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                        VALUE
  SHARES                      ISSUE                                   (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 96.0%
--------------------------------------------------------------------------------
Aerospace & Defense: 0.4%
     24,100 *+Orbital Sciences Corp.                              $     447,356
     23,900  *Triumph Group, Inc.                                       578,081
                                                                  --------------
                                                                      1,025,437
--------------------------------------------------------------------------------
Automotive: 1.0%
     40,100  *Gentex Corp.                                            1,117,787
     29,700  *Group 1 Automotive, Inc.                                  413,944
     52,200  *O' Reilly Automotive, Inc.                              1,136,981
                                                                  --------------
                                                                      2,668,712
--------------------------------------------------------------------------------
Banking: 1.0%
     24,700   City National Corp.                                       813,556
     23,747   Commerce Bancorp, Inc.                                    960,269
     41,000   Community First Bankshares                                643,188
     14,000  *TeleBanc Financial Corp.                                  362,688
                                                                  --------------
                                                                      2,779,701
--------------------------------------------------------------------------------
Biotechnology: 0.6%
      3,700  *Biogen, Inc.                                              312,534
     65,900  *Serologicals Corp.                                        401,578
     16,500 *+Techne Corp.                                              908,016
                                                                  --------------
                                                                      1,622,128
--------------------------------------------------------------------------------
Broadcasting: 3.4%
     21,400  *Cox Radio, Inc. Cl. A                                   2,134,650
     23,100 *+Emmis Communications Corp. Cl. A                        2,879,559
      6,900  *Hispanic Broadcasting Corp.                               636,309
      7,700  *Pegasus Communications Corp. Cl. A                        745,938
     24,900  *Time Warner, Inc. Cl. A                                 1,239,553
      2,500 *+Univision Communications, Inc. Cl. A                      255,469
      7,400  *USA Networks, Inc.                                        408,619
     17,700  *Young Broadcasting, Inc. Cl. A                            902,147
                                                                  --------------
                                                                      9,202,244
--------------------------------------------------------------------------------
Building & Construction: 0.4%
     30,800  *Insituform Technologies, Inc. Cl. A                       864,325
     15,300  *NCI Building Systems, Inc.                                283,050
                                                                  --------------
                                                                      1,147,375
--------------------------------------------------------------------------------
Business Services: 8.9%
      6,500 *+Acxiom Corp.                                              156,203
     28,100  *Advance Paradigm, Inc.                                    605,028
     20,600  *Affiliated Computer Services, Inc. Cl. A                  947,600
     20,000  *American Management Systems, Inc.                         625,625
     21,700  *Bisys Group, Inc.                                       1,414,569
     31,100  *Bright Horizons Family Solutions                          579,237
     10,800  *Catalina Marketing Corp.                                1,250,100
      3,300  *Cognizant Technology Solutions Cl. A                      361,247
     22,600  *Cognos, Inc.                                            1,035,362
     27,600  *Consolidated Graphics, Inc.                               412,275
     11,100  *CoStar Group, Inc.                                        397,519
     18,900  *+Digital River, Inc.                                      630,197
     20,400  *F.Y.I., Inc.                                              694,237
     16,300   FactSet Research Systems, Inc.                          1,297,887
     16,600   Fair Issac & Co., Inc.                                    879,800
     22,530 *+First Consulting Group, Inc.                              346,399
     11,300   G&K Services, Inc. Cl. A                                  362,659
     12,100 *+Getty Images, Inc.                                        592,900
     44,900  *infoUSA, Inc.                                             627,197
     54,700  *INSpire Insurance Solutions, Inc.                         258,116
      6,500 *+Lamar Advertising Co. Cl. A                               393,047
     13,300 *+Lason, Inc.                                               145,884
     38,850  *Meta Group                                                743,006
     21,700 *+Metamor Worldwide, Inc.                                   633,369
     73,000  *Modis Professional Services, Inc.                       1,040,250
     10,700  *Navigant Consulting, Inc.                                 116,363
      6,000  *Network Event Theater, Inc.                               177,938
     24,000  *Nielson (A.C.) Corp.                                      591,000
     20,600 *+Pre-Paid Legal Services, Inc.                             494,400
      3,700  *Preview Travel, Inc.                                      194,481
     46,900  *Professional Staff PLC ADR                                265,278
      7,700  *Profit Recovery Group International, Inc.                 204,291
     29,300  *Quanta Services, Inc.                                     827,725
     23,100 *+Rent Way, Inc.                                            431,681
     15,400  *Romac International, Inc.                                 207,419
     56,413  *Tetra Tech, Inc.                                          870,876
      5,500 *+TMP Worldwide, Inc.                                       779,281
     21,330  *Zebra Technologies Corp. Cl. B                          1,237,807
     23,000  *Zomax Optical Media, Inc.                               1,040,031
                                                                  --------------
                                                                     23,868,284
--------------------------------------------------------------------------------
Chemicals: 1.2%
     48,800  *Catalytica, Inc.                                          664,900
     21,700   MacDermid, Inc.                                           891,056
     37,546 *+NOVA Corp.                                              1,185,046
     22,300  *Sybron International Corp.                                550,531
                                                                  --------------
                                                                      3,291,533
--------------------------------------------------------------------------------

Computer Equipment & Service: 9.2%
     27,200  *Actuate Corp.                                          1,166,200
      5,000  *APEX, Inc.                                               161,875
     44,000 *+Beyond.Com Corp.                                         342,375
     19,400  *Ciber, Inc.                                              533,500
      8,800  *Citrix Systems, Inc.                                   1,082,125
     22,100  *Concord Communications, Inc.                             986,903
     18,600 *+Dendrite International, Inc.                             626,588
     24,500 *+Global Imaging Systems, Inc.                             299,359
     10,000 *+Globespan Semiconductor, Inc.                            649,375
      2,000  *InterVU, Inc.                                            209,125
     17,200  *Legato Systems, Inc.                                   1,183,037
     30,000  *MedQuist, Inc.                                           771,563
     31,400  *Mercury Computer Systems, Inc.                         1,089,187
     16,300  *MIPS Technologies, Inc. Cl. A                            849,128
     23,700   National Computer Systems, Inc.                          890,231
     13,000  *Netopia, Inc.                                            709,719
      8,400 *+PSINet, Inc.                                             519,488
      3,300  *Radiant Systems, Inc.                                    132,722


                                     MSF-31

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH                           SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                        VALUE
  SHARES                      ISSUE                                   (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
Computer Equipment & Service: (Continued)
     37,000  *RSA Security, Inc.                                      2,866,344
     55,100  *S3, Inc.                                                  635,372
     18,400  *SunGard Data Systems, Inc.                                437,000
     34,200  *Sykes Enterprises, Inc.                                 1,500,525
     32,700 *+USinternetworking, Inc.                                 2,282,869
     37,300  *USWeb Corp.                                             1,658,684
     12,300  *Visual Networks, Inc.                                     973,238
      9,800  *Whittman-Hart, Inc.                                       525,831
      6,700  *Xceed, Inc.                                               278,050
     13,500  *Xircom, Inc.                                            1,012,500
      5,800  *Zebra Technologies Corp. Cl. A                            336,581
                                                                  --------------
                                                                     24,709,494
--------------------------------------------------------------------------------
Construction & Mining Equipment: 0.3%
     26,200  *Terex Corp.                                               727,050
--------------------------------------------------------------------------------
Construction Materials: 0.3%
     15,500  *Simpson Manufacturing, Inc.                               678,125
--------------------------------------------------------------------------------
Consumer Products: 0.1%
     21,100  *Rayovac Corp.                                             398,263
--------------------------------------------------------------------------------
Drugs & Health Care: 6.0%
     16,600 *+Andrx Corp.                                               698,756
     23,100   Chattem, Inc.                                             434,569
     27,400   Dentsply International, Inc.                              649,037
      8,700  *Express Scripts, Inc. Cl. A                               558,703
     12,100  *Forest Laboratories, Inc.                                 743,394
     36,400   Jones Pharma, Inc.                                      1,581,125
     17,900  *KV Pharmaceutical Co. Cl. A                               392,681
     32,200  *Lincare Holdings, Inc.                                  1,117,944
     26,900  *Liposome Co., Inc.                                        327,003
     36,700  *Medco Research, Inc.                                    1,103,294
     52,900   Mentor Corp.                                            1,372,094
     87,900  +Omnicare, Inc.                                          1,054,800
     17,350  *Patterson Dental Co.                                      738,459
     24,700  *Priority Healthcare Corp. Cl. B                           715,528
     31,100  *Renal Care Group, Inc.                                    729,878
     46,962  +Shire Pharmaceuticals Group PLC ADR                     1,358,976
     24,800  *Universal Health Services, Inc. Cl. B                     892,800
     23,100  *Watson Pharmaceuticals, Inc.                              827,269
     22,000  *Wesley Jessen VisionCare, Inc.                            830,500
                                                                  --------------
                                                                     16,126,810
--------------------------------------------------------------------------------
Education: 1.2%
     34,800 *+Apollo Group, Inc. Cl. A                                  697,087
     21,300  *DeVry, Inc.                                               396,712
     42,900  *ITT Educational Services, Inc.                            662,269
     48,200  *Learning Tree International, Inc.                       1,348,094
                                                                  --------------
                                                                      3,104,162
--------------------------------------------------------------------------------
Electrical Equipment: 2.0%
     18,800 *+Advanced Energy Industries, Inc.                          925,312
     18,300  *American Power Conversion Corp.                           482,091
     20,200  *Artesyn Technologies, Inc.                                423,569
     14,800  *C-Cube Microsystems, Inc.                                 925,925
     36,300   Cohu, Inc.                                              1,118,494
     17,500 *+Power Integrations, Inc.                                  830,703
     62,100   Watsco, Inc.                                              718,031
                                                                  --------------
                                                                      5,424,125
--------------------------------------------------------------------------------
Electronics: 14.5%
     13,300  *Alpha Industries, Inc.                                    761,425
     31,100 *+American Xtal Technology, Inc.                            541,334
      5,600  *Amphenol Corp. Cl. A                                      372,750
     24,000  *Andrew Corp.                                              453,750
     34,500  *Applied Science & Technology, Inc.                      1,152,516
     18,500 *+Asyst Technologies, Inc.                                1,212,328
     26,400  *ATMI, Inc.                                                870,375
     12,700 *+Benchmark Electronics, Inc.                               291,306
     52,725  *Burr-Brown Corp.                                        1,901,395
     15,100  *Commscope, Inc.                                           608,719
     10,000   CTS Corp.                                                 753,750
     19,000  *Cymer, Inc.                                               875,188
     24,800   Dallas Semiconductor Corp.                              1,598,050
      7,000  *DII Group, Inc.                                           496,781
     16,700  *Dionex Corp.                                              687,309
     10,700  *Electronics for Imaging, Inc.                             627,288
     23,500  *Etec Systems, Inc.                                      1,057,500
     22,800  *KEMET Corp.                                             1,027,425
     42,200  *Kopin Corp.                                             1,793,500
     39,400  *Lattice Semiconductor Corp.                             1,865,344
     19,200  *Maxim Integrated Products, Inc.                           905,400
     34,500  *Micrel, Inc.                                            1,966,500
     22,800  *Microchip Technology, Inc.                              1,563,938
     17,200  *Novellus Systems, Inc.                                  2,107,538
     25,500 *+Plexus Corp.                                            1,128,375
      6,500 *+PMC-Sierra, Inc.                                        1,041,828
     15,100  *QLogic Corp.                                            2,414,584
     25,150  *QRS Corp.                                               2,647,823
      9,000  *Sanmina Holdings, Inc.                                    896,625
      8,800 *+SCI Systems, Inc.                                         723,250
     31,600  *Semtech Corp.                                           1,645,175
     12,500  *Teradyne, Inc.                                            825,000
     19,600  *TranSwitch Corp.                                        1,422,225
     17,600  *Vitesse Semiconductor Corp.                               922,350
                                                                  --------------
                                                                     39,158,644
--------------------------------------------------------------------------------
Entertainment & Leisure: 2.1%
     62,300 *+IMAX Corp.                                              1,707,409
     12,600  *Macrovision Corp.                                         929,250
     29,900 *+Premier Parks, Inc.                                       863,362
      9,000  *SCP Pool Corp.                                            233,719
     20,350  *SFX Entertainment, Inc. Cl. A                             736,416
     29,300  *Steinway Musical Instruments, Inc.                        593,325
     50,800   Topps Company, Inc.                                       525,463
                                                                  --------------
                                                                      5,588,944
--------------------------------------------------------------------------------

                                     MSF-32

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH                           SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                        VALUE
  SHARES                      ISSUE                                   (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
Financial Services: 2.5%
     38,200  *Affiliated Managers Group, Inc.                     $   1,544,712
     43,700  *AmeriCredit Corp.                                         808,450
      3,000 *+Donaldson Lufkin & Jenrett, Inc.                           40,688
      3,237   Heller Financial, Inc. Cl. A                               64,942
     10,300   *Investment Technology Group, Inc.                        296,125
     15,866   Legg Mason, Inc.                                          575,143
     16,100   Metris Cos., Inc.                                         574,569
     13,200   Nationwide Financial Services, Inc. Cl.A                  368,775
     34,300 *+NCO Group, Inc.                                         1,023,641
     55,300  +Waddell & Reed Financial, Inc. Cl. A                    1,500,012
                                                                  --------------
                                                                      6,797,057
--------------------------------------------------------------------------------
Food & Beverages: 0.6%
     16,100  *Ben & Jerrys Homemade, Inc.                               398,475
     29,100  *Hain Food Group, Inc.                                     650,203
     20,400  *Smithfield Foods, Inc.                                    489,600
                                                                  --------------
                                                                      1,538,278
--------------------------------------------------------------------------------
Healthcare Services: 0.3%
     46,000  *PSS World Medical, Inc.                                   437,000
     20,000 *+TLC Laser Eye Centers, Inc.                               265,625
                                                                  --------------
                                                                        702,625
--------------------------------------------------------------------------------
Hospital Management: 0.2%
     18,500  *First Health Group Corp.                                  500,656
--------------------------------------------------------------------------------
Industrial Components & Material: 0.3%
     16,700  *Maverick Tube Corp.                                       410,194
     11,600   Pentair, Inc.                                             446,600
                                                                  --------------
                                                                        856,794
--------------------------------------------------------------------------------
Insurance: 0.8%
     10,500   Blanch (E.W.) Holdings, Inc.                              643,125
     18,000   Protective Life Corp.                                     572,625
     21,885   Radian Group, Inc.                                      1,045,009
                                                                  --------------
                                                                      2,260,759
--------------------------------------------------------------------------------
Lease Rental Obligations: 0.4%
     29,400  *Avis Rent A Car, Inc.                                     751,537
     25,900  *First Sierra Financial, Inc.                              441,919
                                                                  --------------
                                                                      1,193,456
--------------------------------------------------------------------------------
Medical Equipment & Supply: 2.2%
     25,000  *Cognex Corp.                                              974,219
     19,400 *+CYTYC Corp.                                             1,186,431
     21,400  *Hanger Orthopedic Group, Inc.                             214,000
     32,500 *+Inhale Therapeutic Systems                              1,384,297
      7,400  *Molecular Devices Corp.                                   385,725
     12,700  *ResMed, Inc.                                              530,225
     59,100  *Theragenics Corp.                                         535,594
     11,100 *+Ventana Medical Systems, Inc.                             276,806
     10,300  *VISX, Inc.                                                533,347
                                                                  --------------
                                                                      6,020,644
--------------------------------------------------------------------------------
Miscellaneous: 0.1%
     21,200   *Veterinary Centers of America, Inc.                $     275,600
--------------------------------------------------------------------------------
Newspapers: 0.3%
     39,300   Harte-Hanks Communications                                854,775
--------------------------------------------------------------------------------
Office & Business Equipment: 1.8%
     22,100  *Black Box Corp.                                         1,483,463
     39,550  *Cybex Computer Products Corp.                           1,616,606
     20,050   Symbol Technologies, Inc.                               1,274,428
     20,800  *Tech Data Corp.                                           564,850
                                                                  --------------
                                                                      4,939,347
--------------------------------------------------------------------------------
Oil & Gas Exploration: 0.3%
     14,200  *Barrett Resources Corp.                                   418,012
     24,000   Noble Affiliates, Inc.                                    514,500
                                                                  --------------
                                                                        932,512
--------------------------------------------------------------------------------
Oil-Equipment & Services: 1.1%
     22,400 *+BJ Services Co.                                           936,600
     15,400 *+Cal Dive International, Inc.                              508,681
     31,600  *Oceaneering International, Inc.                           472,025
      6,500 *+Smith International, Inc.                                 322,969
     30,500  *UTI Energy Corp.                                          703,406
                                                                  --------------
                                                                      2,943,681
--------------------------------------------------------------------------------
Photography: 0.5%
     30,700  *Pinnacle Systems, Inc.                                  1,244,309
--------------------------------------------------------------------------------
Pollution Control: 0.4%
     51,300  *Casella Waste Systems, Inc. Cl. A                         969,891
--------------------------------------------------------------------------------
Real Estate: 1.0%
     31,253   Apartment Investment & Management Co. Cl. A             1,244,260
     53,100  *Catellus Development Corp.                                680,344
     66,800 *+Sunterra Corp.                                            768,200
                                                                  --------------
                                                                      2,692,804
--------------------------------------------------------------------------------
Restaurant: 1.5%
     26,900   Applebee's International, Inc.                            792,709
     24,400  *Brinker International                                     585,600
      3,900  *CEC Entertainment, Inc.                                   110,663
     23,250  *Outback Steakhouse                                        604,500
     15,900 *+P.F. Chang's China Bistro, Inc.                           399,487
     18,300 *+Papa John's International, Inc.                           477,516
     24,100  *Rare Hospitality International, Inc.                      522,669
     19,800  *Sonic Corp.                                               558,112
                                                                  --------------
                                                                      4,051,256
--------------------------------------------------------------------------------
Retail Grocery: 0.7%
     50,100  *U.S. Foodservice                                          839,175
     12,900 *+Whole Foods Market, Inc.                                  595,819
     17,850 *+Wild Oats Markets, Inc.                                   395,489
                                                                  --------------
                                                                      1,830,483
--------------------------------------------------------------------------------
Retail Trade: 5.2%
     30,200  *1-800 Flowers.com Cl. A                                   322,763
     17,700  *Barnes & Noble, Inc.                                      365,063

                                     MSF-33

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH                           SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                         VALUE
  SHARES                      ISSUE                                   (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
Retail Trade: (Continued)
     18,200  *Bed Bath & Beyond, Inc.                             $     630,744
      5,500 *+Buckle, Inc.                                               81,469
     26,800  *CDW Computer Centers, Inc.                              2,106,312
     24,150  *Cost Plus, Inc.                                           858,080
     32,700 *+Dollar Tree Stores, Inc.                                1,582,884
     37,500 *+Duane Reade, Inc.                                       1,033,594
     22,700   Family Dollar Stores, Inc.                                370,294
     28,800  *Fossil, Inc.                                              666,900
      8,224  *Insight Enterprises, Inc.                                 332,815
     19,900  *Linens 'n Things, Inc.                                    589,537
     33,450  *Men's Wearhouse, Inc.                                     984,684
     24,300  *MSC Industrial Direct, Inc. Cl. A                         321,975
     30,200   Neiman-Marcus Group, Inc. Cl. A                           843,712
     36,225  *Pacific Sunwear of California, Inc.                     1,153,540
     23,800   Ross Stores, Inc.                                         429,887
     25,000 *+Tweeter Home Entertainment Group, Inc.                    884,375
      8,400  *Williams Sonoma, Inc.                                     386,400
                                                                  --------------
                                                                     13,945,028
--------------------------------------------------------------------------------
Software: 11.5%
     48,000 *+Activision, Inc.                                          738,000
     26,000  *Ardent Software, Inc.                                   1,007,500
      9,300  *Clarify, Inc.                                           1,179,066
      5,500  *Electronic Arts, Inc.                                     462,344
     14,200  *Great Plains Software, Inc.                             1,061,894
     20,700  +Henry (Jack) & Associates, Inc.                         1,091,278
     44,975  *Hyperion Solutions Corp.                                1,957,818
     25,900 *+InfoCure Corp.                                            808,566
     25,400  *Intuit, Inc.                                            1,521,619
     20,900  *ISS Group, Inc.                                         1,485,206
     13,900 *+Keane, Inc.                                               441,325
     10,000  *Liberate Technologies                                   2,566,250
     21,000  *Macromedia, Inc.                                        1,535,625
     26,300  *Mastech Corp.                                             651,747
     13,800  *Mercury Interactive Corp.                               1,489,969
      5,000  *Micromuse, Inc.                                           850,625
        600  *MicroStrategy, Inc. Cl. A                                 126,019
     45,774  *National Instruments Corp.                              1,760,868
     20,800  *Pegasus Systems, Inc.                                   1,253,850
     25,900  *Peregrine Systems, Inc.                                 2,178,028
     19,700  *Remedy Corp.                                              936,981
      8,814  *Sterling Commerce, Inc.                                   300,227
     29,400  *Symantec Corp.                                          1,726,331
     11,500  *Synopsys, Inc.                                            765,828
      2,300  *TSI International Software, Ltd.                          130,094
     10,000  *Verity, Inc.                                              425,312
     19,700  *WebTrends Corp.                                         1,590,775
     29,600 *+Wind River Systems, Inc.                                1,085,025
                                                                  --------------
                                                                     31,128,170
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 8.6%
     38,600 *+American Tower Corp. Cl. A                              1,179,712
     29,800  *AVT Corp.                                               1,402,462
      7,400  *Caprock Communications Corp.                              240,038
     14,400 *+Carrier Access Corp.                                      977,850
      4,600  *Comverse Technology, Inc.                                 665,706
     45,700 *+Crown Castle International Corp.                        1,465,256
     25,950  *Dycom Industries, Inc.                                  1,143,422
     13,500 *+Gilat Satellite Networks Ltd.                           1,601,437
     32,100 *+ICG Communications, Inc.                                  600,872
     44,800   Inter-Tel, Inc.                                         1,118,600
     83,200  *InterVoice, Inc.                                        1,939,600
      6,600  *JDS Uniphase Corp.                                      1,064,663
     16,500  +National Data Corp.                                       559,969
     28,950  *Networks Associates, Inc.                                 771,698
      3,000  *NorthEast Optic Network, Inc.                             187,594
     15,300  *Pinnacle Holdings, Inc.                                   654,075
     25,300  *Polycom, Inc.                                           1,615,247
     13,700  *Powerwave Technologies, Inc.                              799,309
      4,800  *Price Communications Corp.                                133,500
     25,700  *Proxim, Inc.                                            2,863,944
     32,200  *Spectrian Corp.                                           907,638
     13,300 *+United States Cellular Corp.                            1,342,469
                                                                  --------------
                                                                     23,235,061
--------------------------------------------------------------------------------
Textiles & Apparel: 1.1%
     21,000  *Kenneth Cole Productions, Inc. Cl. A                      960,750
     52,300  *Mohawk Industries, Inc.                                 1,379,412
     40,550  *Quiksilver, Inc.                                          628,525
                                                                  --------------
                                                                      2,968,687
--------------------------------------------------------------------------------
Toys & Amusements: 0.2%
     25,600  *Jakks Pacific, Inc.                                       478,400
--------------------------------------------------------------------------------
Transportation-Airlines: 0.5%
     14,600   Alaska Air Group, Inc.                                    512,825
      4,000  *Eagle USA Airfreight, Inc.                                172,875
     46,900   Mesaba Holdings, Inc.                                     546,678
                                                                  --------------
                                                                      1,232,378
--------------------------------------------------------------------------------
Transportation-Railroad: 0.3%
     46,725  *Swift Transportation Co., Inc.                            824,988
--------------------------------------------------------------------------------
Transportation-Trucking: 0.3%
      4,000   C.H.Robinson Worldwide, Inc.                              159,125
     16,400   U.S. Freightways Corp.                                    781,050
                                                                  --------------
                                                                        940,175
--------------------------------------------------------------------------------
Utilities-Telephone: 0.7%
     23,600  *AT&T Canada, Inc. Cl. B                                   948,425
     35,100  *ITC Deltacom, Inc.                                        968,541
                                                                  --------------
                                                                      1,916,966
--------------------------------------------------------------------------------
                       TOTAL COMMON STOCK
                       (Cost: $187,369,368) .....................   258,795,811
                                                                  --------------

                                     MSF-34

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH                           SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

      FACE                              INTEREST     MATURITY             VALUE
     AMOUNT              ISSUE           RATE         DATE             (NOTE 1A)
--------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: 0.1%
--------------------------------------------------------------------------------
$   200,000  +U.S. Treasury Bill         5.270%      06/15/00     $     195,140
              TOTAL FEDERAL TREASURY OBLIGATIONS
              (Cost: $195,140) ..................................       195,140
                                                                  --------------
--------------------------------------------------------------------------------

                                                                        VALUE
  SHARES                      ISSUE                                   (NOTE 1A)
--------------------------------------------------------------------------------
REGULATED INVESTMENT COMPANIES: 4.7%
--------------------------------------------------------------------------------
 12,572,104   T. Rowe Price Resources Investor Fund               $  12,572,104
              TOTAL REGULATED INVESTMENT COMPANIES
              (Cost : $12,572,104) ..............................    12,572,104
                                                                  --------------
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS : 100.8%
              (Cost $200,136,612) ...............................   271,563,055
              OTHER ASSETS LESS LIABILITIES (0.8%) ..............    (2,045,413)
                                                                  --------------
              TOTAL NET ASSETS : 100.0% ......................... $ 269,517,642
                                                                  --------------
--------------------------------------------------------------------------------

LEGEND:

* Non-income producing security.

+ Securities on loan.

+ Collateralized for futures transactions.

ADR(American depository receipt) represents ownership of foreign securities.

SECURITIES ON LOAN : (Note 7)

As of December 31, 1999, the market value of securities loaned was $24,065,567 with collateral backing valued at $24,009,061. In the normal course of business, additional collateral was provided the next business day.

See Notes to Financial Statements.



                                     MSF-35

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO       SCHEDULE OF INVESTMENTS DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                   VALUE
  SHARES                     ISSUE                               (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: 91.9%
-------------------------------------------------------------------------------
Australia: 2.9%
  128,300          Broken Hill Proprietary Co.                $      1,684,663
  314,400          WMC Ltd.                                          1,733,791
  207,300          Woodside Petroleum Ltd.                           1,531,040
                                                              -----------------
                   Total Investments in Australia                    4,949,494
-------------------------------------------------------------------------------
Brazil: 1.0%
   36,700          Aracruz Celulose SA ADR                             963,375
   26,000         +Companhia Vale do Rio Doce ADR                      724,836
                                                              -----------------
                   Total Investments in Brazil                       1,688,211
-------------------------------------------------------------------------------
Canada: 4.0%
   85,000          Barrick Gold Corp.                                1,503,438
   26,700          BCE, Inc.                                         2,425,843
   37,400          Canadian National Railway Co.                       989,733
  130,100         *Manulife Financial Corp.                          1,662,865
   17,600          Noranda, Inc.                                       236,536
                                                              -----------------
                   Total Investments in Canada                       6,818,415
-------------------------------------------------------------------------------
China: 0.1%
   21,400          Huaneng Power International, Inc. ADR               226,038
                                                              -----------------
                   Total Investments in China                          226,038
-------------------------------------------------------------------------------
Finland: 1.2%
   31,400          Sonera-Yhtyma Oyj                                 2,152,474
                                                              -----------------
                   Total Investments in Finland                      2,152,474
-------------------------------------------------------------------------------
France: 4.9%
   35,441         +Aventis SA                                        2,056,405
   17,372          Canal+                                            2,528,704
  870,438         *Eurotunnel SA                                     1,025,897
    8,262          Saint-Gobain                                      1,553,852
    8,267          STMicroelectronics NV                             1,272,482
                                                              -----------------
                   Total Investments in France                       8,437,340
-------------------------------------------------------------------------------
Germany: 6.4%
    1,692          Allianz Holdings AG                                 568,429
   31,334          BASF AG                                           1,609,779
   42,523          Bayer AG                                          2,013,270
   16,163          Bayerische Hypo- und  Vereinsbank AG              1,103,905
    2,872          Heidelberger Druckmaschinen AG                      151,599
    5,834          Muenchener Rueckversicherungs AG                  1,479,798
   15,973          Siemens AG                                        2,032,217
   15,460          Thyssen Krupp AG                                    471,102
   20,521          VEBA AG                                             997,415
   35,389          VIAG AG                                             648,814
                                                              -----------------
                   Total Investments in Germany                     11,076,328
-------------------------------------------------------------------------------
Hong Kong: 0.5%
  213,000          Citic Pacific Ltd.                                  800,103
      625        *+New World China Land Ltd.                               231
                                                              -----------------
                   Total Investments in Hong Kong                      800,334
-------------------------------------------------------------------------------
Japan: 19.7%
  125,000          Asahi Chemical Industry Co., Ltd.                   642,312
   30,000         +Chugai Pharmaceutical Co., Ltd.                     324,459
   22,000          Daiei, Inc.                                          87,208
  143,000          Daiwa Securities Co., Ltd.                        2,238,005
      113          DDI Corp.                                         1,548,400
      239          East Japan Railway Co.                            1,288,920
   92,000          Fuji Bank Ltd.                                      894,157
   42,000          Fujitsu Ltd.                                      1,915,631
   45,000          Matsushita Electric Industrial Co., Ltd.          1,246,452
  100,000          Mitsubishi Estate Co., Ltd.                         975,825
   76,000          Mitsui Fudosan Co., Ltd.                            514,750
   83,000          NEC Corp.                                         1,978,125
    2,000          Nichii Gakkan Co.                                   391,309
    1,000          Nichii Gakkan Co.                                   176,960
   34,000          Nikko Securities Co.,  Ltd.                         430,283
       89          Nippon Telegraph & Telephone Corp.                1,524,420
   99,000          Nissan Motor Co., Ltd.                              389,527
   21,000          Nomura Securities Co., Ltd.                         379,221
       79          NTT Mobile Communications Network, Inc.           3,038,759
  219,000          Sakura Bank Ltd.                                  1,268,944
  117,000          Sharp Corp.                                       2,994,568
   15,000         +Sony Corp.                                        4,448,468
  108,000          Sumitomo Metal Mining Co., Ltd.                     241,010
    7,000          TDK Corp.                                           966,722
  156,000          Teijin Ltd.                                         575,629
  145,000          Toray Industries, Inc.                              562,004
  179,000         *Toshiba Corp.                                     1,366,546
   39,000          Yamanouchi Pharmaceuticals Ltd.                   1,362,729
                                                              -----------------
                   Total Investments in Japan                       33,771,343
-------------------------------------------------------------------------------
Netherlands: 0.7%
   10,120         *United Pan-Europe Communications NV               1,294,686
                                                              -----------------
                   Total Investments in Netherlands                  1,294,686
-------------------------------------------------------------------------------
Singapore: 1.4%
   51,753         *DBS Group Holdings Ltd.                             848,308
  140,694          Overseas Union Bank Ltd.                            823,637
   75,600          Overseas-Chinese Banking Corp., Ltd.                694,494
                                                              -----------------
                   Total Investments in Singapore                    2,366,439
-------------------------------------------------------------------------------
South Africa: 1.5%
   54,800         +Anglo American Platinum Corp., Ltd. ADR           1,664,237
   22,300          Impala Platinum Holdings Ltd. ADR                   901,772
                                                              -----------------
                   Total Investments in South Africa                 2,566,009
-------------------------------------------------------------------------------
Switzerland: 4.1%
    2,407          Clariant AG                                       1,147,342
      680          Holderbank Financiere Glarus AG                     930,980
      769          Novartis AG                                       1,129,135
      118          Roche Holdings AG                                 1,400,616
    4,096          Swisscom AG                                       1,656,613
    2,745          UBS AG                                              741,286
                                                              -----------------
                   Total Investments in Switzerland                  7,005,972
-------------------------------------------------------------------------------

                                     MSF-36

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO                          SCHEDULE OF INVESTMENTS
                                                           DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
  SHARES                     ISSUE                                   (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
United Kingdom: 14.8%
   107,808     BOC Group PLC                                       $  2,324,799
    56,524     British Aerospace PLC                                    371,604
    56,761     British Telecommunications PLC                         1,375,291
   219,850     Carlton Communications PLC                             2,141,396
    78,120     Enterprise Oil PLC                                       529,987
    50,644     Gallaher Group PLC                                       212,694
   225,070     Great University Stores PLC                            1,308,800
    79,327     Lasmo PLC                                                153,764
   105,681    *Marconi PLC                                            1,864,115
   184,163     National Grid Group PLC                                1,401,124
   195,106     National Power PLC                                     1,125,103
    88,871     Prudential Corp. PLC                                   1,734,124
    62,449     Railtrack Group PLC                                    1,049,088
   169,809     Reuters Group PLC                                      2,358,916
   111,823     Rio Tinto-Zinc PLC                                     2,684,128
   160,544     Scottish Power PLC                                     1,218,836
   224,104     Shell Transport & Trading PLC                          1,862,465
   100,717     SmithKline Beecham PLC                                 1,277,102
    23,182     Standard Chartered PLC                                   368,842
                                                                   -------------
               Total Investments in United Kingdom                   25,362,178
--------------------------------------------------------------------------------
United States: 28.7%
    15,400     Amerada Hess Corp.                                       873,950
    12,600    *America Online, Inc.                                     950,512
    22,763     AT&T Corp.                                             1,155,222
    45,776   *+AT&T Corp. Cl. A                                       2,597,788
     9,500    *Biogen, Inc.                                             802,750
    28,700     Cinergy Corp.                                            692,388
     3,900    *Cisco Systems, Inc.                                      417,788
    52,400    +Conoco, Inc. Cl. A                                     1,296,900
    23,500     CSX Corp.                                                737,313
    14,400     Duke Energy Corp.                                        721,800
    31,600     Electronic Data Systems Corp.                          2,115,225
     4,000    *EMC Corp.                                                437,000
    36,200     Enron Corp.                                            1,606,375
    28,200     Equity Residential Properties Trust                    1,203,787
    18,700     Exxon Mobil Corp.                                      1,506,519
     5,400   *+Freeport-McMoRan Copper & Gold, Inc. Cl. B               114,075
    49,100     Homestake Mining Co.                                     383,594
    25,100   *+Immunex Corp.                                          2,748,450
    21,500     International Business Machines Corp.                  2,322,000
    40,600     Lockheed Martin Corp.                                    888,125
     1,300    *MedImmune, Inc.                                          215,638
    14,700     Motorola, Inc.                                         2,164,575
    52,400     Newmont Mining Corp.                                   1,283,800
    16,500    *Nextel Communications, Inc. Cl. A                      1,701,562
    25,800     Northrop Grumman Corp.                                 1,394,812
    28,300    *Oracle Corp.                                           3,171,369
    31,600   *+Parametric Technology Corp.                              855,175
    38,900     PECO Energy Corp.                                      1,351,775
    17,500     Phillips Petroleum Co.                                   822,500
    28,400   *+Sabre Group Holdings, Inc. Cl. A                       1,455,500
    29,400    *Sterling Commerce, Inc.                                1,001,437
    51,150    *Stillwater Mining Co.                                  1,630,406
    37,200    *Sun Microsystems, Inc.                                 2,880,675
    23,000     Unocal Corp.                                             771,938
    27,700     UNUMProvident Corp.                                      888,131
    20,500   *+USAirways Group, Inc.                                    657,281
   114,600     USEC, Inc.                                               802,200
    45,800     USX US Steel Group                                     1,511,400
    36,400     Williams Cos., Inc.                                    1,112,475
                                                                   -------------
               Total Investments in United States                    49,244,210
--------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost: $119,460,650) ..........................      157,759,471
                                                                   -------------
--------------------------------------------------------------------------------
   FACE                                       INTEREST   MATURITY     VALUE
  AMOUNT                   ISSUE                RATE       DATE     (NOTE 1A)
--------------------------------------------------------------------------------
FOREIGN OBLIGATIONS: 3.0%
--------------------------------------------------------------------------------
$5,170,000     Bundesschatzanweisungen         4.000%    03/17/00  $  5,218,413
--------------------------------------------------------------------------------
               TOTAL FOREIGN OBLIGATIONS
               (Cost: $5,451,971).............................       5,218,413
                                                                   -------------
--------------------------------------------------------------------------------
                                              INTEREST   MATURITY     VALUE
  SHARES                   ISSUE                RATE       DATE     (NOTE 1A)
--------------------------------------------------------------------------------
PARTICIPATING LOAN NOTES: 0.2%
--------------------------------------------------------------------------------
       300     Eurotunnel Finance              1.000%    04/30/40  $    420,065
--------------------------------------------------------------------------------
               TOTAL PARTICIPATING LOAN NOTES
               (Cost: $404,436)...................................     420,065
                                                                   -------------
--------------------------------------------------------------------------------
   FACE                                       INTEREST   MATURITY     VALUE
  AMOUNT                   ISSUE                RATE       DATE     (NOTE 1A)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 3.8%
--------------------------------------------------------------------------------
$6,468,000     State Street Repurchase
               Agreement (U.S. Treasury
               Notes collateralized dated
               12/31/99 due 2/15/03 @
               6.250% with a market value
               of $6,599,400)                     2.800% 01/03/00  $  6,468,000
--------------------------------------------------------------------------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost: $6,468,000) ................................    6,468,000
--------------------------------------------------------------------------------
               TOTAL INVESTMENTS: 98.9%
               (Cost: $131,785,057)...............................  169,865,949
               OTHER ASSETS LESS LIABILITIES: 1.1% ...............    1,848,472
                                                                   ------------
               TOTAL NET ASSETS: 100.0% .......................... $171,714,421
                                                                   ============

-------------------------------------------------------------------------------

LEGEND:
+Securities on loan.
*Non-income producing security.
 ADR (American depository receipt) represent ownership of foreign securities.

SECURITIES ON LOAN: (Note 7)
As of December 31, 1999, the market value of securities loaned was $10,304,059 with collateral backing vallued at $10,783,931.

See Notes to Financial Statements.

                                    MSF-37

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO                               DECEMBER 31, 1999
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
As a Percentage of Total Value of Investments


Aerospace & Defense: ...........................................     1.6%

Automotive: ....................................................     0.2%

Banking: .......................................................     3.9%

Biotechnology: .................................................     2.3%

Broadcasting: ..................................................     2.9%

Building & Construction: .......................................     0.3%

Business Services: .............................................     1.4%

Chemicals: .....................................................     6.7%

Computer Equipment & Service: ..................................     2.0%

Construction Materials: ........................................     1.5%

Corporate: .....................................................     0.3%

Drugs & Health Care: ...........................................     3.4%

Electrical Equipment: ..........................................     3.6%

Electronics: ...................................................     8.1%

Financial Services: ............................................     3.1%

Forest Products & Paper: .......................................     0.6%

Government: ....................................................     3.2%

Healthcare Services: ...........................................     0.3%

Household Appliances & Home Furnishings: .......................     0.8%

Insurance: .....................................................     2.9%

Machinery: .....................................................     0.1%

Metals-Gold: ...................................................     2.5%

Metals-Non-Ferrous: ............................................     2.9%

Metals-Steel & Iron: ...........................................     4.0%

Mining: ........................................................     1.1%

Multi-Industry: ................................................     1.5%

Office & Business Equipment: ...................................     3.4%

Oil & Gas Exploration: .........................................     0.4%

Oil-Domestic: ..................................................     2.3%

Oil-Equipment & Services: ......................................     0.9%

Oil-International: .............................................     2.1%

Real Estate: ...................................................     1.3%

Retail Trade: ..................................................     0.9%

Software: ......................................................     4.4%

Telecommunications Equipment & Services: .......................     7.5%

Textiles & Apparel: ............................................     0.4%

Tobacco: .......................................................     0.1%

Transportation-Airlines: .......................................     1.3%

Transportation-Railroad: .......................................     3.1%

Utilities-Electric: ............................................     4.7%

Utilities-Gas & Pipelines: .....................................     1.0%

Utilities-Telephone: ...........................................     5.0%
                                                                   ------
                                                                   100.0%
                                                                   ======

--------------------------------------------------------------------------------
Excludes short-term securities.

See Notes to Financial Statements.

                                     MSF-38

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
HARRIS OAKMARK LARGE CAP                                SCHEDULE OF INVESTMENTS
VALUE PORTFOLIO                                               DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                    VALUE
  SHARES                   ISSUE                                  (NOTE 1A)
-----------------------------------------------------------------------------
COMMON STOCK: 90.5%
-----------------------------------------------------------------------------
Aerospace & Defense: 8.4%
    35,600        Boeing Co.                                     $ 1,479,625
    79,500        Lockheed Martin Corp.                            1,739,062
                                                                 ------------
                                                                   3,218,687
-----------------------------------------------------------------------------
Banking: 9.0%
    49,500        Bank One Corp.                                   1,587,094
    71,500        Washington Mutual, Inc.                          1,859,000
                                                                 ------------
                                                                   3,446,094
-----------------------------------------------------------------------------
Building & Construction: 2.1%
    27,000        Stanley Works                                      813,375
------------------------------------------------------------------------------
Business Services: 8.3%
    44,200        Block (H & R), Inc.                              1,933,750
    25,000        First Data Corp.                                 1,232,812
                                                                 ------------
                                                                   3,166,562
-----------------------------------------------------------------------------
Chemicals: 3.1%
    12,000        Geon Co.                                           390,000
    32,500       *Sybron International Corp.                         802,344
                                                                 ------------
                                                                   1,192,344
-----------------------------------------------------------------------------
Computer Equipment & Service: 2.5%
    32,500        Galileo International, Inc.                        972,969
-----------------------------------------------------------------------------
Consumer Products: 5.7%
    41,500        Black & Decker Corp.                             2,168,375
-----------------------------------------------------------------------------
Electronics: 4.7%
    25,000        Eaton Corp.                                      1,815,625
-----------------------------------------------------------------------------
Entertainment & Leisure: 4.5%
    78,000        Brunswick Corp.                                  1,735,500
-----------------------------------------------------------------------------
Forest Products & Paper: 2.1%
    30,000        Fort James Corp.                                   821,250
-----------------------------------------------------------------------------
Insurance: 2.3%
    64,500        Old Republic International Corp.                   878,813
-----------------------------------------------------------------------------
Machinery: 4.1%
    39,000        Cooper Industries, Inc.                          1,577,063
-----------------------------------------------------------------------------
Miscellaneous: 4.7%
    54,000        Fortune Brands, Inc.                             1,785,375
-----------------------------------------------------------------------------
Newspapers: 4.8%
    31,000        Knight-Ridder, Inc.                              1,844,500
-----------------------------------------------------------------------------
Printing & Publishing: 6.0%
    78,000        Dun & Bradstreet Corp.                           2,301,000
-----------------------------------------------------------------------------
Real Estate: 3.3%
   100,000       *Catellus Development Corp.                       1,281,250
-----------------------------------------------------------------------------
Textiles & Apparel: 5.4%
    42,000        Nike, Inc. Cl. B                                 2,081,625
-----------------------------------------------------------------------------
Tobacco: 4.9%
    80,400        Philip Morris Cos., Inc.                         1,864,275
-----------------------------------------------------------------------------
Toys & Amusements: 4.6%
   134,500        Mattel, Inc.                                   $ 1,765,312
-----------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost: $40,377,958) ........................    34,729,994
                                                                 ------------
-----------------------------------------------------------------------------
   FACE                                      INTEREST  MATURITY      VALUE
  AMOUNT                  ISSUE                RATE      DATE      (NOTE 1A)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 3.9%
-----------------------------------------------------------------------------
$1,482,000        State Street Repurchase
                  Agreement (U.S. Treasury
                  Notes collateralized dated
                  12/31/99 due 2/15/2003 @
                  6.250% with a market
                  value of $1,530,000)        3.250%    1/3/00   $ 1,482,000
-----------------------------------------------------------------------------
                  TOTAL REPURCHASE AGREEMENTS
                  (Cost: $1,482,000) .........................     1,482,000
                                                                 ------------
-----------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 3.9%
-----------------------------------------------------------------------------
 1,500,000        American Express Credit
                  Corp.                       2.500%    1/3/00     1,500,000
-----------------------------------------------------------------------------
                  TOTAL SHORT TERM OBLIGATIONS
                  (Cost: $1,500,000) .........................     1,500,000
                                                                 ------------
-----------------------------------------------------------------------------
                  TOTAL INVESTMENTS: 98.3%
                  (Cost: $43,359,958) ........................    37,711,994
                  OTHER ASSETS LESS LIABILITIES: 1.7% ........       665,535
                                                                 ------------
                  TOTAL NET ASSETS: 100.0% ...................   $38,377,529
                                                                 ============
-----------------------------------------------------------------------------

LEGEND:

* Non-income producing security.

See Notes to Financial Statements.

                                     MSF-39

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NEUBERGER BERMAN PARTNERS                               SCHEDULE OF INVESTMENTS
MID CAP VALUE PORTFOLIO                                 DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                     VALUE
  SHARE                     ISSUE                                   (NOTE 1A)
-------------------------------------------------------------------------------
COMMON STOCK: 95.2%
-------------------------------------------------------------------------------
Aerospace & Defense: 2.1%
    15,600     General Dynamics Corp.                             $   822,900
-------------------------------------------------------------------------------
Automotive: 5.0%
     7,600    *General Motors Corp. Cl. H                             729,600
    24,600    *Lear Corp.                                             787,200
     9,100    *Navistar International Corp.                           431,112
                                                                  ------------
                                                                    1,947,912
-------------------------------------------------------------------------------
Banking: 2.2%
    13,200     Fleet Boston Financial Corp.                           459,525
    14,000     Valley National Bancorp                                392,000
                                                                  ------------
                                                                      851,525
-------------------------------------------------------------------------------
Broadcasting: 4.0%
    37,700     AH Belo Corp. Cl. A                                    718,656
     5,000    *EchoStar Communications Corp. Cl. A                    486,875
     7,400     Scripps (E.W.) Co. Cl. A                               331,613
                                                                  ------------
                                                                    1,537,144
-------------------------------------------------------------------------------
Business Services: 3.0%
    31,600        Comdisco, Inc.                                    1,177,100
-------------------------------------------------------------------------------
Chemicals: 5.0%
    43,800    *Grace (W.R.) & Co.                                     607,725
    11,200     Lyondell Chemical Co.                                  142,800
    14,500     Praxair, Inc.                                          729,531
    15,000     Williams Cos., Inc.                                    458,438
                                                                  ------------
                                                                    1,938,494
-------------------------------------------------------------------------------
Computer Equipment & Service: 3.7%
    16,500    *Cabletron Systems, Inc.                                429,000
    36,100    *Ceridian Corp.                                         778,406
     3,700    *PSINet, Inc.                                           228,822
                                                                  ------------
                                                                    1,436,228
-------------------------------------------------------------------------------
Containers & Glass: 0.5%
     3,700    *Sealed Air Corp.                                       191,706
-------------------------------------------------------------------------------
Drugs & Health Care: 1.9%
    16,200    *Genzyme Corp.                                          727,988
-------------------------------------------------------------------------------
Electrical Equipment: 1.1%
     9,200     Grainger (W.W.), Inc.                                  439,875
-------------------------------------------------------------------------------
Electronics: 2.1%
     3,900     Eaton Corp.                                            283,237
    11,900    *National Semiconductor Corp.                           509,469
                                                                  ------------
                                                                      792,706
-------------------------------------------------------------------------------
Entertainment & Leisure: 1.2%
    14,400     News Corporation Ltd. ADR                              481,500
-------------------------------------------------------------------------------
Financial Services: 4.2%
    21,000     Countrywide Credit Industries, Inc.                    530,250
    19,600     FINOVA Group, Inc.                                     695,800
     9,300     SLM Holding Corp.                                      392,925
                                                                  ------------
                                                                    1,618,975
-------------------------------------------------------------------------------
Forest Products & Paper: 2.9%
    12,000     Bowater, Inc.                                          651,750
    16,500     Fort James Corp.                                       451,687
                                                                  ------------
                                                                    1,103,437
-------------------------------------------------------------------------------
Hotel & Motel: 1.0%
    15,700     Starwood Hotels & Resorts Worldwide, Inc. Cl. B        368,950
-------------------------------------------------------------------------------
Household Appliances & Home Furnishings: 1.9%
    15,400     Maytag Corp.                                           739,200
-------------------------------------------------------------------------------
Industrials: 0.5%
     3,800    *Waters Corp.                                           201,400
-------------------------------------------------------------------------------
Insurance: 4.9%
    29,000     ACE Ltd.                                               483,937
     8,900     AMBAC Financial Group, Inc.                            464,469
    12,400     Aon Corp.                                              496,000
     8,600     XL Capital Ltd. Cl. A                                  446,125
                                                                  ------------
                                                                    1,890,531
-------------------------------------------------------------------------------
Machinery: 3.1%
     8,200    *SPX Corp.                                              662,662
    30,700    *UCAR International, Inc.                               546,844
                                                                  ------------
                                                                    1,209,506
-------------------------------------------------------------------------------
Medical Equipment & Supply: 3.2%
    21,500     Becton, Dickinson & Co.                                575,125
    10,100    *Wellpoint Health Networks, Inc.                        665,969
                                                                  ------------
                                                                    1,241,094
-------------------------------------------------------------------------------
Metals-Aluminum: 1.3%
     6,500     Reynolds Metals Co.                                    498,063
-------------------------------------------------------------------------------
Metals-Non-Ferrous: 1.1%
    23,000     Engelhard Corp.                                        434,125
-------------------------------------------------------------------------------
Metals-Steel & Iron: 1.5%
    30,200     AK Steel Holding Corp.                                 570,025
-------------------------------------------------------------------------------
Mining: 0.3%
     1,600     Phelps Dodge Corp.                                     107,400
-------------------------------------------------------------------------------
Multi-Industry: 1.2%
    11,400     Harcourt General, Inc.                                 458,850
-------------------------------------------------------------------------------
Oil: 1.4%
    22,500     Dynegy, Inc.                                           547,031
-------------------------------------------------------------------------------
Oil & Gas Exploration: 2.6%
    15,100     Anadarko Petroleum Corp.                               515,287
    13,400     Apache Corp.                                           494,963
                                                                  ------------
                                                                    1,010,250
-------------------------------------------------------------------------------

                                     MSF-40

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NEUBERGER BERMAN PARTNERS                               SCHEDULE OF INVESTMENTS
MID CAP VALUE PORTFOLIO                                 DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                      VALUE
  SHARE                     ISSUE                                   (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Oil-Domestic: 1.5%
    24,000    USX-Marathon Group                                    $   592,500
--------------------------------------------------------------------------------
Oil-Equipment & Services: 5.2%
    17,600    Coastal Corp.                                             623,700
    13,100   *Noble Drilling Corp.                                      429,025
    13,600    Tosco Corp.                                               369,750
    17,600   *Transocean Sedco Forex, Inc.                              592,900
                                                                    ------------
                                                                      2,015,375
--------------------------------------------------------------------------------
Packaging: 1.8%
    11,200    American National Can Group, Inc.                         145,600
    22,100   *Smurfit-Stone Container Corp.                             540,759
                                                                    ------------
                                                                        686,359
--------------------------------------------------------------------------------
Printing & Publishing: 1.3%
    17,000    Dun & Bradstreet Corp.                                    501,500
--------------------------------------------------------------------------------
Real Estate: 1.4%
    42,000    Indymac Mortgage Holdings, Inc.                           535,500
--------------------------------------------------------------------------------
Retail Trade: 1.6%
    37,600   *Consolidated Stores Corp.                                 611,000
--------------------------------------------------------------------------------
Software: 5.1%
    42,300   *Cadence Design Systems, Inc.                            1,015,200
    36,000   *Parametric Technology Corp.                               973,125
                                                                    ------------
                                                                      1,988,325
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 8.0%
    20,700   *American Tower Corp. Cl. A                                632,644
     1,000   *ANTEC Corp.                                                36,531
    11,700   *AT&T Corp. Cl. A                                          663,975
    15,100   *Global Crossing Ltd.                                      754,528
     5,300   *Metromedia Fiber Network, Inc. Cl. A                      253,903
     2,500   *Sonera Group PLC ADR                                      173,281
     7,900   *Winstar Communications, Inc.                              593,982
                                                                    ------------
                                                                      3,108,844
--------------------------------------------------------------------------------
Transportation-Airlines: 1.3%
    11,500   *Continental Airlines, Inc. Cl. B                          510,313
--------------------------------------------------------------------------------
Transportation-Railroad: 1.5%
     7,800    Kansas City Southern Industries, Inc.                     582,075
--------------------------------------------------------------------------------
Utilities-Electric: 2.9%
     8,900    Cinergy Corp.                                             214,713
    29,000   *Niagara Mohawk Holdings, Inc.                             404,187
    14,900    Unicom Corp.                                              499,150
                                                                    ------------
                                                                      1,118,050
--------------------------------------------------------------------------------
Utilities-Gas & Pipelines: 0.7%
    14,200    Kinder Morgan, Inc.                                       286,663
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost: $35,285,519) .................................  36,880,419
--------------------------------------------------------------------------------

    FACE                                      INTEREST   MATURITY     VALUE
   AMOUNT               ISSUE                   RATE       DATE     (NOTE 1A)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 4.8%
-------------------------------------------------------------------------------
$1,854,000   *State Street Repurchase
              Agreement (U.S. Treasury
              Bills collateralized,
              dated 12/31/99 due
              2/15/2003 @ 6.250% with a
              market value of
              $1,912,500)                      2.500%    1/3/00     $ 1,854,000
--------------------------------------------------------------------------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost: $1,854,000) ..................................   1,854,000
                                                                    ------------
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS: 100.0%
              (Cost $37,139,519) ..................................  38,734,419
              OTHER ASSETS LESS LIABILITIES 0.0% ..................     (12,430)
                                                                    ------------
              TOTAL NET ASSETS: 100.0% ............................ $38,721,989
                                                                    ============
--------------------------------------------------------------------------------

LEGEND:

* Non-income producing security.
  ADR(American depository receipt) represents ownership of foreign securities.

See Notes to Financial Statements.

                                     MSF-41

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE LARGE CAP GROWTH                           SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                        VALUE
SHARES                    ISSUE                                       (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 97.5%
--------------------------------------------------------------------------------
Automotive: 0.5%
      5,400   Danaher Corp.                                       $     260,550
--------------------------------------------------------------------------------
Banking: 3.7%
     11,600   Bank of New York Co., Inc.                                464,000
      4,900   BankAmerica Corp.                                         245,919
     21,300   Firstar Corp.                                             449,962
      7,000   Mellon Financial Corp.                                    238,437
     12,100   Wells Fargo & Co.                                         489,294
                                                                  --------------
                                                                      1,887,612
--------------------------------------------------------------------------------
Biotechnology: 0.8%
      2,400  *Genentech, Inc.                                           322,800
        900   PE Biosystems Group                                       108,281
                                                                  --------------
                                                                        431,081
--------------------------------------------------------------------------------
Broadcasting: 5.4%
        800  *AMFM , Inc.                                                62,600
      9,200   CBS Corp.                                                 588,225
      5,500  *Charter Communications, Inc. Cl. A                        120,312
      4,000  *Clear Channel Communications, Inc.                        357,000
      6,900   Comcast Corp. Cl. A                                       348,666
      5,400  *Fox Entertainment Group, Inc. Cl. A                       134,662
      8,800  *Infinity Broadcasting Corp. Cl. A                         318,450
      7,200  *MediaOne Group, Inc.                                      553,050
      4,100   Time Warner, Inc.                                         296,994
                                                                  --------------
                                                                      2,779,959
--------------------------------------------------------------------------------
Building & Construction: 0.5%
      9,700   Masco Corp.                                               246,138
--------------------------------------------------------------------------------
Business Services: 4.3%
      7,700   Automatic Data Processing, Inc.                           414,838
        400  *CMGI, Inc.                                                110,738
     18,800  *Compass Group PLC                                         258,125
      7,700   First Data Corp.                                          379,706
      8,000   IMS Health, Inc.                                          217,500
      6,000   Omnicom Group, Inc.                                       600,000
      4,900  *Randstad Holdings NV                                      235,941
                                                                  --------------
                                                                      2,216,848
--------------------------------------------------------------------------------
Computer Equipment & Service: 9.6%
      7,700  *3Com Corp.                                                361,659
      9,200  *America Online, Inc.                                      694,025
     11,900  *Ceridian Corp.                                            256,594
      9,400  *Cisco Systems, Inc.                                     1,006,681
      1,900  *Citrix Systems, Inc.                                      233,641
     13,900  *Dell Computer Corp.                                       708,466
      6,000   Fujitsu Ltd.                                              273,661
      4,100   Hewlett-Packard Co.                                       467,144
      2,200  *Lexmark International Group, Inc. Cl. A                   199,100
      4,800  *Solectron Corp.                                           456,600
        600  *Yahoo!, Inc.                                              259,631
                                                                  --------------
                                                                      4,917,202
--------------------------------------------------------------------------------
Drugs & Health Care: 6.6%
      8,300   American Home Products Corp.                              327,331
      4,400  *Amgen, Inc.                                               264,138
      9,200   Bristol-Myers Squibb Co.                                  590,525
      5,300   Lilly (Eli) & Co.                                         352,450
      6,000   Merck & Co., Inc.                                         402,375
     12,900   Pfizer, Inc.                                              418,444
      9,600   Schering-Plough Corp.                                     405,000
      7,500   Warner-Lambert Co.                                        614,531
                                                                  --------------
                                                                      3,374,794
--------------------------------------------------------------------------------
Electrical Equipment: 2.5%
      7,500   General Electric Co.                                    1,160,625
      1,500  *General Instrument Corp.                                  127,500
                                                                  --------------
                                                                      1,288,125
--------------------------------------------------------------------------------
Electronics: 8.2%
      7,200  *Altera Corp.                                              356,850
      3,800  *Applied Materials, Inc.                                   481,294
      1,700  *Epcos AG                                                  127,581
      8,400  *Flextronics International Ltd.                            386,662
      8,100   Intel Corp.                                               666,478
      1,000   Kyocera Corp.                                             259,372
      7,690   Lucent Technologies, Inc.                                 575,308
     10,000  *Maxim Integrated Products, Inc.                           471,562
      1,000   Sony Corp.                                                296,565
      6,000   Teleflex, Inc.                                            187,875
      4,400   Texas Instruments, Inc.                                   426,250
                                                                  --------------
                                                                      4,235,797
--------------------------------------------------------------------------------
Entertainment & Leisure: 0.2%
      3,000   Walt Disney Co.                                            87,750
--------------------------------------------------------------------------------
Financial Services: 8.6%
        400   American Express Co.                                       66,500
      8,900   Associates First Capital Corp. Cl. A                      244,194
      8,500   Capital One Financial Corp.                               409,594
     22,700   Citigroup, Inc.                                         1,261,269
     26,300   Federal Home Loan Mortgage Corp.                        1,237,744
      8,200   Federal National Mortgage Assoc.                          511,987
      4,900   Hartford Financial Services Group, Inc.                   232,137
      7,200  *HSBC Holdings PLC                                         100,958
      2,600   Morgan Stanley Dean Witter & Co.                          371,150
                                                                  --------------
                                                                      4,435,533
--------------------------------------------------------------------------------
Food & Beverages: 0.7%
      9,700   PepsiCo, Inc.                                             341,925
--------------------------------------------------------------------------------
Forest Products & Paper: 0.5%
      3,600   Kimberly-Clark Corp.                                      234,900
--------------------------------------------------------------------------------
Hospital Management: 0.8%
      7,500   United Healthcare Corp.                                   398,438
--------------------------------------------------------------------------------
Hotel & Motel: 0.7%
     13,000  *Mirage Resorts, Inc.                                      199,063


                                    MSF-42

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE LARGE CAP GROWTH                           SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                        VALUE
SHARES                    ISSUE                                       (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Hotel & Motel: (Continued)
      6,900   Starwood Hotels & Resorts Worldwide, Inc. Cl. B     $     162,150
                                                                  --------------
                                                                        361,213
--------------------------------------------------------------------------------
Household Products: 1.8%
      2,600   Colgate-Palmolive Co.                                     169,000
      5,300   Corning, Inc.                                             683,368
      1,700   Gillette Co.                                               70,019
                                                                  --------------
                                                                        922,387
--------------------------------------------------------------------------------
Industrials: 0.3%
      3,300  *Waters Corp.                                              174,900
--------------------------------------------------------------------------------
Insurance: 2.3%
     17,500   ACE Ltd.                                                  292,031
      1,800   AMBAC Financial Group, Inc.                                93,938
          5  *Berkshire Hathaway, Inc. Cl. A                            280,500
        523  *Fairfax Financial Holdings Ltd.                            88,948
      8,700   Mutual Risk Management Ltd.                               146,269
      4,200   PartnerRe Ltd.                                            136,237
      4,700   UNUMProvident Corp.                                       150,694
                                                                  --------------
                                                                      1,188,617
--------------------------------------------------------------------------------
Medical Equipment & Supply: 2.3%
      5,600   Baxter International, Inc.                                351,750
      3,500   Johnson & Johnson                                         325,937
      8,000  *Wellpoint Health Networks, Inc. Cl. A                     527,500
                                                                  --------------
                                                                      1,205,187
--------------------------------------------------------------------------------
Multi-Industry: 6.4%
      4,300   Honeywell, Inc.                                           248,056
     39,000   Hutchison Whampoa Ltd.                                    566,926
      2,700  *Mannesmann AG                                             651,403
      3,500  *Philips Electronics NV                                    475,973
     33,200   Rentokil Group PLC                                        120,663
     32,340   Tomkins PLC                                               105,522
     29,200   Tyco International Ltd.                                 1,135,150
                                                                  --------------
                                                                      3,303,693
--------------------------------------------------------------------------------
Newspapers: 0.4%
      3,500   Tribune Co.                                               192,719
--------------------------------------------------------------------------------
Office & Business Equipment: 0.7%
      4,400  *Sun Microsystems, Inc.                                    340,588
--------------------------------------------------------------------------------
Oil-Equipment & Services: 0.5%
     11,300   Baker Hughes, Inc.                                        238,006
--------------------------------------------------------------------------------
Oil-International: 2.9%
      3,300   Chevron Corp.                                             285,862
      7,508   Exxon Mobil Corp.                                         604,863
      9,700   Royal Dutch Petroleum Co.                                 586,244
                                                                  --------------
                                                                      1,476,969
-------------------------------------------------------------------------------

Printing & Publishing: 0.7%
      5,300   Ver Ned Uitgevers NV                                      278,587
      2,260  *Walters Kluwer NV                                          76,494
                                                                  --------------
                                                                        355,081
-------------------------------------------------------------------------------
Real Estate: 0.4%
      7,000   Crescent Real Estate Equities Co.                         128,625
      5,500  *Security Capital U.S. Realty ADR                           77,344
                                                                  --------------
                                                                        205,969
-------------------------------------------------------------------------------
Restaurant: 0.3%
      4,200   McDonald's Corp.                                          169,313
--------------------------------------------------------------------------------
Retail Grocery: 1.9%
      4,500   Koninklijke Ahold NV                                      133,227
     16,100  *Kroger Co.                                                303,888
     15,300  *Safeway, Inc.                                             544,106
                                                                  --------------
                                                                        981,221
--------------------------------------------------------------------------------
Retail Trade: 5.0%
      4,700  *Cifra SA De CV ADR                                         94,198
      8,600   CVS Corp.                                                 343,462
      4,600   Dayton-Hudson Corp.                                       337,813
     10,650   Home Depot, Inc.                                          730,191
     10,000  *Staples, Inc.                                             206,875
     12,700   Wal-Mart Stores, Inc.                                     877,887
                                                                  --------------
                                                                      2,590,426
--------------------------------------------------------------------------------
Software: 8.1%
      7,300  *BMC Software, Inc.                                        583,315
      8,900   Computer Associates International, Inc.                   622,444
     15,200  *Microsoft Corp.                                         1,774,125
      5,500  *Oracle Corp.                                              616,172
     10,200  *Parametric Technology Corp.                               275,719
      2,000  *Veritas Software Corp.                                    286,187
                                                                  --------------
                                                                      4,157,962
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 4.4%
      8,000  *AT&T Corp. Cl. A                                          454,000
      1,100   Getronics NV                                               87,760
      1,600  *JDS Uniphase Corp.                                        258,100
      4,100  *Nextel Communications, Inc. Cl. A                         422,684
      1,600   Nokia Corp. ADR                                           304,000
    102,400   Telecom Italia Mobile SPA                                 487,912
      5,150   Vodafone AirTouch PLC ADR                                 254,925
                                                                  --------------
                                                                      2,269,381
--------------------------------------------------------------------------------
Textiles & Apparel: 0.3%
      3,300   Nike, Inc. Cl. B                                          163,556
--------------------------------------------------------------------------------
Tobacco: 0.5%
     11,400   Philip Morris Cos., Inc.                                  264,338
--------------------------------------------------------------------------------
Transportation-Railroad: 0.5%
      3,500   Kansas City Southern Industries, Inc.                     261,188
--------------------------------------------------------------------------------
Utilities-Telephone: 4.2%
     14,700  *MCI WorldCom, Inc.                                        779,559
         10   Nippon Telegraph & Telephone Corp.                        171,283


                                    MSF-43

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE LARGE CAP GROWTH                           SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                        VALUE
SHARES                    ISSUE                                       (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK:  (Continued)
--------------------------------------------------------------------------------
Utilities-Telephone: (Continued)
      2,900   SBC Communications, Inc.                            $     141,375
      5,800   Sprint Corp.                                              390,413
     15,100   Telecom Italia SPA                                        212,954
      3,600   Telecomunicacoes Brasileiras SA ADR                       462,600
                                                                  --------------
                                                                      2,158,184
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost: $43,510,558) ...........................    50,117,550
                                                                  --------------
--------------------------------------------------------------------------------
REGULATED INVESTMENT COMPANIES: 3.6%
--------------------------------------------------------------------------------
  1,867,429   T. Rowe Price Resources Investor Fund                   1,867,428
--------------------------------------------------------------------------------
              TOTAL REGULATED INVESTMENT COMPANIES
              (Cost: $1,867,428) ................................     1,867,428
                                                                  --------------
--------------------------------------------------------------------------------
 FACE                                       INTEREST  MATURITY          VALUE
AMOUNT                    ISSUE               RATE      DATE           (NOTE1A)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 1.4%
--------------------------------------------------------------------------------
   $703,000   State Street Repurchase
              Agreement (U.S. Treasury
              Bills collateralized dated
              12/31/99 due 02/15/2003 @
              6.25% with a market value of
              $724,200)                       2.000%    1/3/00    $     703,000
--------------------------------------------------------------------------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost: $703,000)...................................       703,000
                                                                  --------------
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS: 102.5%
              (Cost $46,080,986) ................................    52,687,978
              OTHER ASSETS LESS LIABILITIES (2.5)% ..............    (1,286,462)
                                                                  --------------
              TOTAL NET ASSETS: 100.0% .......................... $  51,401,516
                                                                  --------------
--------------------------------------------------------------------------------


LEGEND:

* Non-income producing security.

  ADR (American depository receipt) represents ownership of foreign securities.

See Notes to Financial Statements.

                                    MSF-44

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE                               SCHEDULE OF INVESTMENTS
BOND INDEX PORTFOLIO                                    DECEMBER 31, 1999
--------------------------------------------------------------------------------

   FACE                                       INTEREST   MATURITY       VALUE
  AMOUNT                  ISSUE                 RATE       DATE       (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS: 20.1%
--------------------------------------------------------------------------------
Aerospace & Defense: 0.2%
 $ 233,000   Raytheon Co.                       6.750%    8/15/07   $  217,373
--------------------------------------------------------------------------------
Asset Backed: 0.9%
   170,000   Bank One Credit Card
             Master Trust Ser. 95-B A           6.300%   10/15/02      169,628
   200,000   Citibank Credit Card
             Master Trust I Ser. 97-2 A         6.550%    2/15/04      198,250
   228,000   Citibank Credit Card
             Master Trust I Ser. 98 A           5.300%     1/9/06      213,962
   175,000   First USA Credit Card
             Masster Trust Ser. 98-9 A          5.280%    9/18/06      164,500
   200,000   Premier Auto Trust Ser. 99-1 A4    5.820%    10/8/03      195,000
   175,000   Sears Credit Account
             Master Trust Ser. 98-1 A           5.800%    8/15/05      173,194
                                                                    ------------
                                                                     1,114,534
--------------------------------------------------------------------------------
Automotive: 0.5%
   300,000  +Delphi Automotive
             Systems Corp.                      7.125%     5/1/29      263,634
   400,000   Ford Motor Co.                     7.250%    10/1/08      392,600
                                                                    ------------
                                                                       656,234
--------------------------------------------------------------------------------
Banking: 2.0%
   230,000   Abn Amro Bank                      7.750%    5/15/23      225,308
   260,000   Bank One Corp. Sr.                 6.250%     9/1/00      259,407
   200,000   Capital One Bank                   6.700%    5/15/08      182,926
   151,000   Chase Manhattan Corp.
             Sub.                               7.125%     2/1/07      147,991
   500,000   Fleet National Bank                5.750%    1/15/09      439,185
   500,000   Korea Development Bank             7.125%    4/22/04      487,330

   350,000   National Australia Bank Ltd.       6.600%   12/10/07      328,639
   330,000   Norwest Corp.                      6.750%    5/12/00      330,667
   250,000   Swiss Bank Corp.                   7.750%     9/1/26      244,620
                                                                    ------------
                                                                     2,646,073
--------------------------------------------------------------------------------
Broadcasting: 0.4%
   250,000   Comcast Corporation                8.375%     5/1/07      259,393
   200,000   TCI Communications,
             Inc.                               7.375%    2/15/00      200,336
                                                                    ------------
                                                                       459,729
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations: 1.2%
   250,000   Chase Commercial
             Mortgage Securities Corp.
             Ser. 98-2 A2                       6.390%   11/18/08      232,678
   250,000   First Union Lehman
             Brothers Bank Ser.
             98-C2 A2                           6.560%   11/18/08      236,461
   250,000   LB Commercial Conduit
             Mortgage Trust Ser.
             98-C4 A1                           6.210%   10/15/08      230,280
   250,000   Morgan Stanley Capital,
             Inc. Ser. 98 A2                    6.550%   12/15/07      237,283
   250,000   Morgan Stanley Capital,
             Inc. Ser. 98-WF A2                 6.540%    5/15/08      236,082
   400,000   Structured Asset
             Securities Corp.                   6.950%    3/12/07      385,136
                                                                    ------------
                                                                     1,557,920
--------------------------------------------------------------------------------
Drugs & Health Care: 0.1%
   145,000   Abbott Laboratories                5.600%    10/1/03      137,862
--------------------------------------------------------------------------------
Entertainment & Leisure: 0.3%
   500,000   Carnival Corp. Sr.                 6.150%    4/15/08      447,900
--------------------------------------------------------------------------------
Finance & Banking: 0.9%
   350,000   Bank of America Corp.              8.125%     2/1/02      356,899
   250,000   FINOVA Capital Corp.               6.440%    11/6/01      246,640
   568,000   Ford Motor Credit Co. Sr.          8.200%    2/15/02      580,950
                                                                    ------------
                                                                     1,184,489
--------------------------------------------------------------------------------
Financial Services: 4.2%
   300,000   Associates Corp. of
             North America Sr.                  6.250%    11/1/08      276,714
   250,000   CIT Group Holdings, Inc.           6.375%    10/1/02      244,795
   750,000  +Citigroup,  Inc.                   6.200%    3/15/09      687,870
   250,000   Equitable Companies, Inc. Sr.      6.500%     4/1/08      232,785
    78,000   General Electric Capital
             Corp.                              8.375%     3/1/01       79,435
   500,000   Heller Financial, Inc.             5.875%    11/1/00      495,885
   800,000   Lehman Brothers
             Holdings, Inc.                     6.625%     2/5/06      755,808
   300,000   Liberty Financial Cos.,  Inc.      7.625%   11/15/28      273,528
   500,000   Mellon Financial Co. Sr.           5.750%   11/15/03      473,970
   300,000   Merrill Lynch & Co., Inc.          6.000%    2/17/09      268,953
   200,000  +Merrill Lynch & Co., Inc.          6.500%    7/15/18      174,904
   640,000   Paine Webber Group, Inc. Sr.       6.550%    4/15/08      587,898
   300,000   PNC Funding Corp.                  6.950%     9/1/02      298,104
   200,000   Standard Credit Card
             Master Trust I Ser. 94-2 A         7.250%     4/7/08      197,812
   375,000   Western National Corp. Sr.         7.125%    2/15/04      368,857
                                                                    -----------
                                                                     5,417,318
--------------------------------------------------------------------------------
Food & Beverages: 0.2%
   200,000   Coca Cola Enterprises, Inc.        6.375%     8/1/01      198,824
--------------------------------------------------------------------------------
Forest Products & Paper: 0.7%
   500,000   Abitibi Consolidated, Inc.         7.875%     8/1/09      481,675
   377,000   Georgia Pacific Corp.              9.500%    12/1/11      420,374
                                                                    ------------
                                                                       902,049
--------------------------------------------------------------------------------
Industrials: 0.1%
   160,000   Du Pont EI De Nemours & Co. Sr.    6.500%    1/15/28      138,134
--------------------------------------------------------------------------------
Liquor: 0.4%
   500,000   Seagram Ltd. Sr.                   6.800%   12/15/08      468,535
--------------------------------------------------------------------------------

                                     MSF-45

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE                               SCHEDULE OF INVESTMENTS
BOND INDEX PORTFOLIO                                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

   FACE                                       INTEREST   MATURITY       VALUE
  AMOUNT                  ISSUE                 RATE       DATE       (NOTE 1A)
--------------------------------------------------------------------------------
CORPORATE BONDS: (CONTINUED)
--------------------------------------------------------------------------------
Multi-Industry: 0.5%
   375,000   Salomon, Inc.                      6.650%    7/15/01      372,930
   400,000   Tyco International Group S A       6.875%    1/15/29      339,948
                                                                    ------------
                                                                       712,878
--------------------------------------------------------------------------------
Office & Business Equipment: 0.4%
   425,000   International Business
             Machines Corp.                     8.375%    11/1/19      465,375
--------------------------------------------------------------------------------
Oil & Gas Exploration: 0.4%
   200,000   Coastal Corp. Sr.                  7.750%   10/15/35      190,484
   400,000   Conoco, Inc.                       5.900%    4/15/04      381,868
                                                                    ------------
                                                                       572,352
--------------------------------------------------------------------------------
Printing & Publishing: 0.3%
   418,000   Time Warner, Inc. Sr.              9.125%    1/15/13      457,777
--------------------------------------------------------------------------------
Real Estate: 0.4%
   200,000   Equity Office Properties Trust     6.375%    2/15/03      192,828
   350,000   Spieker Properties, Inc.           7.350%    12/1/17      309,365
                                                                    ------------
                                                                       502,193
--------------------------------------------------------------------------------
Restaurant: 0.4%
   497,000   McDonald's Corp.                   5.950%    1/15/08      457,986
--------------------------------------------------------------------------------
Retail Trade: 0.9%
   447,000   Dayton Hudson Corp.                6.400%    2/15/03      437,398
   350,000   Federated Department Stores,
             Inc. Sr.                           6.300%     4/1/09      318,210
   400,000   Wal-Mart Stores, Inc.              6.150%    8/10/01      396,564
                                                                    ------------
                                                                     1,152,172
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 1.1%
   500,000   AT&T Corp.                         6.000%    3/15/09      453,560
   500,000   AT&T Corp.                         6.500%    3/15/29      428,345
   650,000   Lucent Technologies, Inc.          6.450%    3/15/29      565,818
                                                                    ------------
                                                                     1,447,723
--------------------------------------------------------------------------------
Transportation-Airlines: 0.6%
   300,000   Delta Air Lines, Inc.              9.750%    5/15/21      335,427
   500,000   Delta Air Lines, Inc. 144A         7.700%   12/15/05      490,455
                                                                    ------------
                                                                       825,882
--------------------------------------------------------------------------------
Transportation-Railroad: 0.2%
   300,000   Union Pacific Corp.                7.600%     5/1/05      300,801
--------------------------------------------------------------------------------
Utilities-Electric: 1.1%
   235,000   Commonwealth Edison Co.            6.400%   10/15/05      224,178
   150,000   Consolidated Edison Co., Inc.      6.450%    12/1/07      140,634
   600,000   Niagra Mohawk Power
             Corp. Sr. Ser. G                   7.750%    10/1/08      599,178
   400,000   Southern California Edison Co.     8.250%     2/1/00      400,736
                                                                    ------------
                                                                     1,364,726
--------------------------------------------------------------------------------
Utilities-Gas & Pipelines: 0.6%
   400,000   KN Energy, Inc. Sr.                6.650%     3/1/05      382,820
   350,000   Occidental Petroleum Corp. Sr.     7.375%   11/15/08      340,798
                                                                    ------------
                                                                       723,618
--------------------------------------------------------------------------------
Utilities-Telephone: 1.1%
   683,000   Cable & Wireless
             Communication                      6.375%     3/6/03      674,729
   536,000   MCI WorldCom, Inc.                 6.125%    8/15/01      530,206
   125,000   MCI WorldCom, Inc.                 6.400%    8/15/05      119,728
   100,000   New York Telephone Co.             5.875%     9/1/03       96,128
                                                                    ------------
                                                                     1,420,791
--------------------------------------------------------------------------------
             TOTAL CORPORATE BONDS
             (Cost: $27,349,582) ..............................     25,951,248
                                                                    ------------
--------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: 44.1%
--------------------------------------------------------------------------------
 1,650,000   Federal Farm Credit
             Banks, Consolidated                6.380%   11/27/06    1,591,475
   360,000   Federal Home Loan Bank             5.250%    4/25/02      349,142
   485,000   Federal Home Loan Bank             5.500%    7/14/00      482,953
 3,709,000  +Federal Home Loan Bank             5.500%    5/15/02    3,619,761
   300,000  +Federal Home Loan Bank             5.875%    9/17/01      297,048
 1,050,000   Federal Home Loan Bank             6.250%   10/15/02    1,040,487
   400,000   Federal Home Loan Bank             6.340%    6/13/05      389,064
   990,766   Federal Home Loan Bank             6.500%     6/1/29      934,105
   498,392   Federal Home Loan Bank             6.500%     9/1/29      469,889
   299,172   Federal Home Loan Bank             6.500%     9/1/29      282,063
   648,891   Federal Home Loan Bank             6.500%    10/1/29      611,781
   600,000   Federal Home Loan Bank             7.000%     6/1/11      595,122
    14,339   Federal Home Loan Bank             7.000%     3/1/26       13,913
   286,764   Federal Home Loan Bank             7.000%     5/1/29      277,533
    82,256   Federal Home Loan Bank             7.000%     5/1/29       79,609
    42,060   Federal Home Loan Bank             7.000%     6/1/29       40,706
   592,201   Federal Home Loan Bank             7.000%     7/1/29      573,138
   873,521   Federal Home Loan Bank             7.000%     7/1/29      845,402
   661,858   Federal Home Loan Bank             7.000%     7/1/29      640,552
   400,314   Federal Home Loan Bank             7.500%    10/1/26      398,061
   967,336   Federal Home Loan Mortgage Corp.   6.000%     2/1/29      885,413
   468,420   Federal Home Loan Mortgage Corp.   7.000%     4/1/29      453,341
   558,433   Federal Home Loan Mortgage Corp.   7.500%     8/1/24      554,770
   389,446   Federal Home Loan Mortgage Corp.   7.500%    11/1/24      386,891
 1,313,503   Federal Home Loan Mortgage Corp.   7.500%    10/1/27    1,301,195
   637,750   Federal Home Loan Mortgage Corp.   8.000%    10/1/08      644,325
   311,462   Federal Home Loan Mortgage Corp.   8.000%     2/1/27      314,673
   350,000   Federal National Mortgage Assoc.   5.360%    2/16/01      345,517

                                     MSF-46

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE                               SCHEDULE OF INVESTMENTS
BOND INDEX PORTFOLIO                                    DECEMBER 31, 1999
--------------------------------------------------------------------------------

   FACE                                       INTEREST   MATURITY       VALUE
  AMOUNT                  ISSUE                 RATE       DATE       (NOTE 1A)
--------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: (Continued)
--------------------------------------------------------------------------------
$  245,000   Federal National Mortgage Assoc.   5.375%    3/15/02    $  239,066
   550,000   Federal National Mortgage Assoc.   5.875%     2/2/06       519,492
   975,748   Federal National Mortgage Assoc.   6.000%     3/1/14       926,346
 2,000,000   Federal National Mortgage Assoc.   6.000%    12/1/99     1,897,500
 1,150,000   Federal National Mortgage Assoc.   6.160%     8/7/28     1,007,147
   300,000   Federal National Mortgage Assoc.   6.210%     8/6/38       258,984
   450,000   Federal National Mortgage Assoc.   6.250%    5/15/29       400,500
   600,000   Federal National Mortgage Assoc.   6.490%    3/19/02       597,750
   804,645   Federal National Mortgage Assoc.   6.500%     1/1/13       781,005
    31,250   Federal National Mortgage Assoc.   6.500%     4/1/13        30,332
   845,759   Federal National Mortgage Assoc.   6.500%     6/1/13       820,386
   473,804   Federal National Mortgage Assoc.   6.500%     6/1/13       459,590
    52,480   Federal National Mortgage Assoc.   6.500%     7/1/13        50,905
   469,683   Federal National Mortgage Assoc.   6.500%     6/1/14       455,592
   835,977   Federal National Mortgage Assoc.   6.500%     3/1/29       787,641
   850,664   Federal National Mortgage Assoc.   6.500%     3/1/29       801,478
 2,935,843   Federal National Mortgage Assoc.   6.500%     4/1/29     2,766,093
   625,041   Federal National Mortgage Assoc.   6.500%     4/1/29       588,901
   328,245   Federal National Mortgage Assoc.   6.500%     5/1/29       309,266
   250,000   Federal National Mortgage Assoc.   6.500%     8/1/29       235,545
   741,981   Federal National Mortgage Assoc.   7.000%     4/1/12       733,396
   731,335   Federal National Mortgage Assoc.   7.000%     2/1/14       710,916
    52,618   Federal National Mortgage Assoc.   7.000%     6/1/26        51,007
   199,281   Federal National Mortgage Assoc.   7.000%     9/1/28       192,678
   586,852   Federal National Mortgage Assoc.   7.000%    10/1/28       568,877
   272,795   Federal National Mortgage Assoc.   7.000%    10/1/28       263,757
   242,384   Federal National Mortgage Assoc.   7.000%    11/1/28       234,354
   237,699   Federal National Mortgage Assoc.   7.000%     8/1/29       229,824
   697,494   Federal National Mortgage Assoc.   7.000%     8/1/29       674,386
   449,546   Federal National Mortgage Assoc.   7.000%    11/1/29       434,652
 2,000,000   Federal National Mortgage Assoc.   7.000%    12/1/99     1,933,760
 4,300,000   Federal National Mortgage Assoc.   7.100%   10/18/04     4,260,354
   642,371   Federal National Mortgage Assoc.   7.500%     9/1/25       636,750
   644,765   Federal National Mortgage Assoc.   7.500%     6/1/26       638,517
    49,189   Federal National Mortgage Assoc.   7.500%     9/1/27        48,636
    41,238   Federal National Mortgage Assoc.   7.500%    11/1/27        40,774
    11,919   Federal National Mortgage Assoc.   7.500%    12/1/27        11,785
   720,077   Federal National Mortgage Assoc.   7.500%     3/1/28       711,976
    25,610   Federal National Mortgage Assoc.   7.500%     8/1/28        25,322
   795,583   Federal National Mortgage Assoc.   7.500%    10/1/29       786,633
   392,817   Federal National Mortgage Assoc.   7.500%    10/1/29       388,397
    25,197   Federal National Mortgage Assoc.   8.000%    10/1/26        25,417
   526,057   Federal National Mortgage Assoc.   8.000%     8/1/29       530,329
   578,371   Federal National Mortgage Assoc.   8.000%    11/1/29       583,067
   391,714   Government National Mortgage
             Assoc.                             6.000%    1/15/29       356,213
   138,578   Government National Mortgage
             Assoc.                             6.500%    5/15/23       131,519
   743,533   Government National Mortgage
             Assoc.                             6.500%    7/15/28       697,754
   550,221   Government National Mortgage
             Assoc.                             6.500%    12/1/28       516,344
   223,452   Government National Mortgage
             Assoc.                             6.500%   12/15/28       209,694
   348,172   Government National Mortgage
             Assoc.                             6.500%    7/15/29       326,735
    20,979   Government National Mortgage
             Assoc.                             7.000%    4/15/27        20,277
   460,088   Government National Mortgage
             Assoc.                             7.000%    1/15/28       444,271
   497,935   Government National Mortgage
             Assoc.                             7.000%    1/15/28       480,816
   616,128   Government National Mortgage
             Assoc.                             7.000%    4/15/28       594,946

                                     MSF-47

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE                               SCHEDULE OF INVESTMENTS
BOND INDEX PORTFOLIO                                    DECEMBER 31, 1999
--------------------------------------------------------------------------------

   FACE                                       INTEREST   MATURITY       VALUE
  AMOUNT                  ISSUE                 RATE       DATE       (NOTE 1A)
--------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS: (Continued)
--------------------------------------------------------------------------------
   590,561   Government National
             Mortgage Assoc.                   7.000%    5/15/28   $    570,258
   182,463   Government National
             Mortgage Assoc.                   7.000%    5/15/28        176,190
   500,000   Government National
             Mortgage Assoc.                   7.000%    6/15/28        482,810
   346,820   Government National
             Mortgage Assoc.                   7.000%    6/15/28        334,896
   367,677   Government National
             Mortgage Assoc.                   7.000%   10/15/28        355,037
   165,388   Government National
             Mortgage Assoc.                   7.000%   10/15/28        159,702
   398,129   Government National
             Mortgage Assoc.                   7.000%    6/15/29        384,441
   244,170   Government National
             Mortgage Assoc.                   7.500%    8/15/29        241,423
   553,280   Government National
             Mortgage Assoc.                   7.500%    8/15/29        547,056
    44,872   Government National
             Mortgage Assoc.                   8.000%    9/15/16         45,705
   324,579   Government National
             Mortgage Assoc.                   8.000%    8/15/26        327,825
   300,964   Government National
             Mortgage Assoc.                   8.000%    9/15/26        303,974
   355,908   Government National
             Mortgage Assoc.                   8.000%    4/15/27        359,467
   253,127   Government National
             Mortgage Assoc.                   8.000%    5/15/27        255,659
   481,097   Government National
             Mortgage Assoc.                   8.000%    6/15/29        485,908
   469,607   Government National
             Mortgage Assoc.                   8.000%    6/15/29        474,303
   639,750   Government National
             Mortgage Assoc.                   9.000%   11/15/24        676,932
--------------------------------------------------------------------------------
             TOTAL FEDERAL AGENCY OBLIGATIONS
             (Cost: $58,687,777) ...............................     57,027,167
                                                                   -------------
--------------------------------------------------------------------------------
FEDERAL TREASURY OBLIGATIONS: 27.4%
--------------------------------------------------------------------------------
   250,000  +U.S. Treasury Bond                5.250%    2/15/29        206,718
 1,050,000   U.S. Treasury Bond                6.125%   11/15/27        977,151
   200,000   U.S. Treasury Bond                6.375%    8/15/27        192,094
   165,000  +U.S. Treasury Bond                6.625%    2/15/27        163,530
   500,000   U.S. Treasury Bond                6.750%    8/15/26        502,345
   595,000   U.S. Treasury Bond                8.125%    8/15/19        678,020
   315,000  +U.S. Treasury Bond                8.750%    8/15/20        381,641
   570,000  +U.S. Treasury Bond                8.875%    8/15/17        688,896
 2,625,000   U.S. Treasury Bond                8.875%    2/15/19      3,195,124
 4,700,000  +U.S. Treasury Bond                9.250%    2/15/16      5,802,291
   385,000   U.S. Treasury Bond               10.375%   11/15/12        468,014
   270,000   U.S. Treasury Bond               13.875%    5/15/11        368,931
 2,000,000   U.S. Treasury Note                4.500%    9/30/00      1,977,180
   250,000  +U.S. Treasury Note                5.625%    9/30/01        247,500
   900,000   U.S. Treasury Note                5.750%    8/15/03        881,577
   550,000  +U.S. Treasury Note                5.875%    9/30/02        544,412
   600,000   U.S. Treasury Note                6.250%    8/31/02        599,064
 3,000,000  +U.S. Treasury Note                6.250%    2/28/02      2,999,070
 1,200,000  +U.S. Treasury Note                6.500%    8/15/05      1,200,000
   400,000  +U.S. Treasury Note                6.500%   10/15/06        398,936
 3,310,000  +U.S. Treasury Note                7.000%    7/15/06      3,390,168
 5,000,000  +U.S. Treasury Note                7.875%    8/15/01      5,125,000
 4,230,000  +U.S. Treasury Note                7.875%   11/15/04      4,472,548
--------------------------------------------------------------------------------
             TOTAL FEDERAL TREASURY OBLIGATIONS
             (Cost: $37,338,455) ............................        35,460,210
                                                                   -------------
--------------------------------------------------------------------------------
STATE AGENCY OBLIGATIONS: 0.1%
--------------------------------------------------------------------------------
   190,000   California
             Infastructure Ser. 97-1 A8        6.480%   12/26/09        182,909
--------------------------------------------------------------------------------
             TOTAL STATE AGENCY OBLIGATIONS
             (Cost: $188,412) ..................................        182,909
                                                                   -------------
--------------------------------------------------------------------------------
YANKEE BONDS: 1.7%
--------------------------------------------------------------------------------
    45,000   Asian Development Bank            5.750%    5/19/03         43,631
 1,000,000   Norsk Hydro A S                   6.700%    1/15/18        883,100
    83,000   Province of Ontario               6.125%    6/28/00         82,910
   350,000   Province of Quebec                7.500%    7/15/23        339,262
   415,000   Province of Quebec                8.800%    4/15/03        434,742
    50,000   Republic of Finland               7.875%    7/28/04         51,832
   200,000   Republic of Korea                 8.875%    4/15/08        209,764
   200,000   Transcanada Pipelines Ltd.        9.125%    4/20/06        212,726
--------------------------------------------------------------------------------
             TOTAL YANKEE BONDS
             (Cost: $2,381,335) ..................................    2,257,967
                                                                   -------------
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 4.0%
--------------------------------------------------------------------------------
 1,550,000   Anadarko Petroleum Corp.          6.170%    1/19/00      1,545,218
   500,000   Federal National Mortgage
             Assoc.                            5.360%    2/18/00        496,427
   100,000   Federal National Mortgage
             Assoc.                            5.470%    2/16/00         99,301
 3,000,000   Orix Credit Alliance              6.500%    1/19/00      2,990,250
--------------------------------------------------------------------------------
             TOTAL SHORT TERM OBLIGATIONS
             (Cost: $5,131,196) ..................................    5,131,196
                                                                   -------------
--------------------------------------------------------------------------------
             TOTAL INVESTMENTS: 97.4%
             (Cost: $131,076,757) ................................  126,010,697
             OTHER ASSETS LESS LIABILITIES  2.6% .................    3,327,963
                                                                   -------------
             TOTAL NET ASSETS: 100.0% ............................ $129,338,660
                                                                   =============
--------------------------------------------------------------------------------


Legend:
+Securities on loan.

SECURITIES LENDING: [Note 7]
As of December 31, 1999, the market value of securities loaned was $14,339,676 with collateral backing valued at $14,654,234.

See Notes to Financial Statements.

                                     MSF-48

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX                                SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
  SHARES                      ISSUE                                  (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 99.3%
--------------------------------------------------------------------------------
Australia: 2.3%
     4,300    Amcor Ltd.                                            $    20,139
     9,700    AMP Ltd.                                                  107,174
     2,100    Australia Gas & Light Co., Ltd.                            12,325
     6,100    Boral Ltd.                                                  9,451
     1,834    Brambles Industries Ltd.                                   50,717
     1,000   +British American Tobacco PLC                                8,731
    14,192    Broken Hill Proprietary Co.                               186,350
     6,700    Coca-Cola Amatil Ltd.                                      18,298
     9,329    Coles Myer Ltd.                                            48,187
     7,525    Colonial Ltd.                                              33,642
       700    CSL Ltd.                                                   10,064
     5,900   +CSR Ltd.                                                   14,331
    12,600    David Jones Ltd.                                           11,415
     4,100    Delta Gold NL                                               6,258
     5,100   +Email Ltd.                                                  8,103
     4,100    F.H. Faulding & Co. Limited                                26,916
    11,800    Fosters Brewing Group Ltd.                                 33,853
     6,300    Futuris Corp., Ltd.                                         8,851
     8,400    General Property Trust                                     13,676
     4,500    Iluka Resources                                            11,935
     6,300    James Hardie Industries Ltd.                               16,502
     2,300    Leighton Holdings Ltd.                                      8,909
     4,086    Lend Lease Corp.                                           57,244
    10,600    Metal Manufactures Ltd.                                    15,658
    15,300    MIM Holdings Ltd.                                          15,770
    11,900    National Australia Bank                                   182,028
     2,600   *Newcrest Mining Ltd.                                        8,876
    17,100    News Corp., Ltd.                                          166,035
    16,500    Normandy Mining Ltd.                                       11,699
     4,200    North Ltd.                                                  9,899
     1,500    Orica Ltd.                                                  8,085
     6,600    Pacific Dunlop Ltd.                                         9,342
     4,600    Pioneer International Ltd.                                 13,861
     2,100    QBE Insurance Group Ltd.                                    9,788
    25,800    Resolute Samantha                                           6,606
     2,332    Rio Tinto Ltd.                                             50,094
     2,900    Santos Ltd.                                                 7,901
     5,400    Schroders Property Fund                                     8,331
     1,700    Smith (Howard) Ltd.                                        11,607
     4,900    Sons Of Gwalia Ltd.                                        16,406
     3,800    Southcorp Ltd.                                             13,397
     3,600    Stockland Trust Group                                       7,563
     1,400    Suncorp-Metway Ltd.                                         7,546
     2,487    Tab Corp. Holdings Ltd.                                    16,840
    61,064    Telstra Corp., Ltd.                                       331,933
     1,700    Wesfarmers Ltd.                                            14,029
    10,200    Westfield Trust                                            20,022
    16,400    Westpac Banking Ltd.                                      113,125
     9,234    WMC Ltd.                                                   50,922
     9,459    Woolworths Ltd.                                            32,540
                                                                    ------------
              Total Investments in Australia                          1,882,974
--------------------------------------------------------------------------------
Austria: 0.2%
       300    Austria Tabakwerke AG                                      14,506
       913    Bank Austria AG                                            51,504
       100    Bbag Oesterreichische Brau-Beteiligungs                     4,029
       100    Bohler Uddeholm AG                                          4,614
       200    Flughafen Wien AG                                           6,953
       120    Generali Holding Vienna AG                                 20,121
       100    Lenzing AG                                                  5,440
       300    Mayr-Melnhof Karton AG                                     13,901
       200   *Oesterreichische Elektrizitaetswirtsch Cl. A               28,105
       200    OMV Handels AG                                             19,442
       100    VA Technologie AG  (bearer shares)                          6,598
       400    Wienerberger Baustoffindustrie AG                           8,699
                                                                    ------------
              Total Investments in Austria                              183,912
--------------------------------------------------------------------------------
Belgium: 0.9%
     2,500    Bankverzekerin KBC                                        134,733
        90    Barco NV                                                   12,602
       500    CMB SA-Compagnie Maritime Belge                            23,874
       300    Colruyt Etn. Fr. NV                                        17,226
       400    Delhaize-Le Lion SA                                        30,140
       432    Electrabel SA                                             141,432
     5,790    Fortis (B)                                                208,922
       100    Glaverbel SA                                                8,633
       200    GPE Bruxelles                                              40,294
        51    SA D'Ieteren NV                                            20,899
       600    Solvay SA                                                  49,562
     1,035    UCB SA                                                     44,884
       200    Union Miniere SA                                            7,777
                                                                    ------------
              Total Investments in Belgium                              740,978
--------------------------------------------------------------------------------
Denmark: 0.8%
       400    Bang & Olufsen A/S                                         14,617
       200    Carlsberg A/S Cl. A                                         7,362
       400    Carlsberg A/S Cl. B                                        15,158
         9    Dampskibsselskabet af 1912 A/S Cl. B                      105,970
         6    Dampskibsselskabet Svendborg A/S Cl. B                     99,880
       300    Danisco A/S                                                11,693
       400    Den Danske Bank                                            43,850
       700    FLS Industries A/S Cl. B                                   17,621
       200   *ISS International Service Systems A/S Cl. B                13,453
       200   *Navision Software A/S                                      14,481
       100    NKT Holding A/S                                             5,589
       600    Novo-Nordisk A/S Cl. B                                     79,579
       800    SAS Danmark A/S                                             8,337
     1,800    Tele Danmark A/S                                          133,741
       500    Unidanmark A/S Cl. A  (registered shares)                  35,188
       100   *Vesta Wind Systems A/S                                     17,729
       200    William Demant Holdings A/S                                18,947
                                                                    ------------
              Total Investments in Denmark                              643,195
--------------------------------------------------------------------------------
Finland: 3.0%
       600    Amer-Yhtyma Oyj                                            12,179
       500    Asko Oyj                                                    8,865

                                     MSF-49

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX                                SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
  SHARES                 ISSUE                                       (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
Finland: (Continued)
       300    Finnlines Oyj                                         $     9,368
       200    Instrumentarium Oyj Cl. B                                   6,528
     1,300    Kemira Oyj                                                  7,923
     1,000    Kesko                                                      12,693
       400    Metra Oyj AB Cl. B                                          7,454
       700   *Metso Oyj                                                   9,096
     9,800    Nokia Oyj                                               1,776,965
       700    Outokumpu Oyj Cl. A                                         9,907
       700    Oyj Hartwall Abp                                           10,154
       200    Pohjola Insurance Group Cl. B                              12,088
       900    Raisio Yhtyma Oyj                                           3,563
     1,600    Rautaruukki Oyj                                            11,202
       500    Sampo Cl. A                                                17,477
     5,800    Sonera-Yhtyma Oyj                                         397,591
       600    Tieto Corporation Oyj                                      37,473
     2,500    UPM-Kymmene Corp. Oyj                                     100,735
                                                                    ------------
              Total Investments in Finland                            2,451,261
--------------------------------------------------------------------------------
France: 10.3%
     1,500    Accor SA                                                   72,484
       667    Air Liquide                                               111,670
     1,600    Alcatel Alsthom                                           367,481
     2,800    AXA-UAP                                                   390,368
     3,600   +Banque Nationale de Paris                                 332,184
       500    BIC                                                        22,756
       234    Bouygues SA                                               148,739
     1,000    Canal+                                                    145,562
       624    Cap Gemini                                                158,404
     2,800    Carrefour SA                                              516,448
       604    Casino Guich Perrachon                                     69,179
       140   *Club Mediterranee SA                                       16,190
       100    Coflexip SA                                                 7,268
       200    CPR                                                         7,954
       600    Danone                                                    141,432
       911    Dassault Systems SA                                        59,375
       200    Eridania Beghin-Say                                        21,517
       100    Essilor International SA                                   31,026
        30    Eurafrance SA                                              18,072
     8,200    France Telecom SA                                       1,084,573
       100    Gecina                                                     11,282
       162    Groupe GTM                                                 15,748
       100    Imetal                                                     14,909
       545    L' Oreal SA                                               437,283
       900    Lafarge SA (bearer shares)                                104,805
     1,000    Lagardere Sca (registered shares)                          54,397
       800    LVMH Moet Hennessy Louis Vuitton                          358,375
       900    Michelin Cl. B (registered shares)                         35,358
       600    Pechiney International NV Cl. A                            42,883
       500    Pernod Ricard                                              28,609
       400    Peugeot SA                                                 90,823
     1,000    Pinault-Printemps-Redoute SA                              263,926
       100    Publicis SA                                                37,776
     6,271    Rhone-Poulenc SA Cl. A                                    364,496
       100    Sagem SA                                                   69,507
       703    Saint-Gobain                                              132,215
     5,800   *Sanofi SA                                                 241,534
     1,265    Schneider SA                                               99,331
       291    Sidel SA                                                   30,047
       100    Simco SA (registered shares)                                8,094
       846    Societe Generale de France SA                             196,862
       300    Sodexho Alliance                                           53,097
     2,328    ST Microelectronics NV                                    358,333
     1,598    Suez Lyonnaise Des Eaux SA                                256,110
       154    Technip SA                                                 15,792
     1,200    Thomson-C.S.F.                                             39,637
       450    Total Fina SA                                              60,516
       450    Total Fina SA (Strip vvpr)                                      4
     5,988    Total Fina SA Cl. B                                       799,241
       180    Unibail SA (registered shares)                             22,720
     1,800    Usinor Sacilor                                             33,817
       600    Valeo SA                                                   46,298
     4,752    Vivendi SA                                                429,148
        40    Zodiac SA                                                   8,458
                                                                    ------------
              Total Investments in France                             8,484,113
--------------------------------------------------------------------------------
Germany: 10.1%
       300    Adidas-Salomon AG                                          22,514
       500    AGIV AG                                                     9,041
     1,950    Allianz Holdings AG                                       655,105
     4,900    BASF AG                                                   251,737
     5,800    Bayer AG                                                  274,603
     3,400    Bayerische Hypo- und Vereinsbank AG                       232,214
       600    Beiersdorf AG                                              40,290
       400    Bilfinger & Berger Bau-AG                                   8,703
       200   *Brau Und Brunnen AG                                         9,469
       660    Buderus AG                                                 11,169
       700    Continental AG                                             13,997
     8,000    DaimlerChrysler AG (registered shares)                    622,139
     4,900    Deutsche Bank AG (registered shares)                      413,885
    24,550    Deutsche Telekom AG                                     1,748,442
       200    Douglas Holdings AG                                         8,613
     4,250    Dresdner Bank AG (registered shares)                      231,187
       900    EM.TV & Merchandising AG                                   58,023
     1,000    FAG Kugelfischer Georg Schaefer AG                          8,965
       600    Fresenius Medical Care AG                                  51,314
       600    GEHE AG                                                    23,270
       300    Heidelberger Zement AG                                     23,572
       132    Heidelberger Zement AG                                      9,840
       132    Heidelberger Zement AG (vvpr)                                  12
       400    Hochtief AG                                                14,909
       600    Holsten-Brauerei AG                                        10,275
       400    Kamps AG                                                   27,601
     1,300    Karstadt Quelle AG                                         52,120
       870    Linde AG                                                   47,588

                                     MSF-50

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX                                SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
  SHARES                 ISSUE                                       (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Germany: (continued)
     3,100    Lufthansa AG (registered shares)                      $    72,136
       900    MAN AG                                                     33,817
     4,050    Mannesmann AG                                             977,104
     1,200    Merck KGaA                                                 37,232
     2,300    Metro AG                                                  123,723
       300    Metro AG                                                    9,066
     1,400    Muenchener Rueckversicherungs AG (registered shares)      355,111
     1,350    Preussag AG                                                75,204
     2,000    Rheinmetall AG                                             21,154
     3,900    RWE AG                                                    152,825
       500    SAP AG                                                    246,297
       500    Schering AG                                                60,441
       250   *SGL Carbon AG                                              16,621
     4,800    Siemens AG (registered shares)                            610,696
     4,400   *Thyssen Krupp AG                                          134,078
     4,050    VEBA AG                                                   196,849
     5,200    VIAG AG                                                    95,336
     2,600    Volkswagen AG (Pvt.)                                      146,539
     1,200   +WCM Beteiligungs-und Grundbesitz AG                        46,540
                                                                    ------------
              Total Investments in Germany                            8,291,368
--------------------------------------------------------------------------------
Hong Kong: 2.3%
    12,000   +Bank of East Asia Ltd.                                     33,421
    27,000    Cathay Pacific Airways                                     48,106
    19,000    Chaung Kong Infrastructure Holdings Ltd.                  240,754
    16,000    CLP Holdings Ltd.                                          73,686
     7,000    Hang Lung Development Co., Ltd.                             7,924
    16,000    Hang Seng Bank Ltd.                                       182,672
    39,900    Hong Kong & China Gas Co., Ltd.                            54,665
     4,000    Hong Kong Aircraft Engineering Co.                          6,638
    97,600    Hong Kong Telecommunications Ltd.                         281,870
    10,000   *Hongkong and Shanghai Hotels Ltd.                           6,625
    16,000    Hopewell Holdings Ltd.                                      9,520
    31,000    Hutchison Whampoa Ltd.                                    450,634
     6,000    Hysan Development Co., Ltd.                                 7,603
     8,000    Johnson Electric Holdings Ltd.                             51,354
     9,000    Miramar Hotel & Investment Ltd.                             9,667
    18,000   +New World Development Co., Ltd.                            40,522
    76,000   *Regal Hotels International Holdings Ltd.                    5,671
    17,000    Shangri La Asia Ltd.                                       19,245
    52,000   +Shun Tak Holdings Ltd.                                      9,900
    16,000   +Sino Land Co., Ltd.                                         9,262
    19,000    Sun Hung Kai Properties Ltd.                              197,980
    14,000    Swire Pacific Ltd. Cl. A                                   82,666
     4,000    Television Broadcasts Ltd.                                 27,272
     4,000    Varitronix International Ltd.                               9,159
    16,000    Wharf Holdings Ltd.                                        37,152
     2,000    Wing Lung Bank Ltd.                                         8,104
                                                                    ------------
              Total Investments in Hong Kong                          1,912,072
--------------------------------------------------------------------------------
Ireland: 0.4%
     7,500    Allied Irish Banks PLC                                     85,524
     3,100    CRH PLC                                                    66,828
     1,600    DCC PLC                                                    11,927
    16,900    Eircom PLC                                                 72,353
     2,100    Fyffes PLC                                                  4,125
     3,000    Independent Newspapers PLC                                 19,673
       500    Irish Continental Group PLC                                 5,112
     1,600    Irish Permanent PLC                                        15,151
     6,500    Jefferson Smurfit Group PLC                                19,643
       700    Jurys Hotel Group PLC                                       5,148
       800    Kerry Group PLC                                             9,590
     1,900   *Ryanair Holdings PLC Cl. A                                 20,479
    18,700    Waterford Wedgewood PLC                                    19,026
                                                                    ------------
                                                                        354,579
--------------------------------------------------------------------------------
Italy: 4.2%
    13,500    Alitalia Lines Aeres Itaiane SPA                           32,162
     1,100    Arnoldo Mondadori Editore SPA                              34,905
    10,500    Assicuraziono Generali SPA                                346,931
     2,400    Autogrill SPA                                              30,221
    41,100    Banca di Roma SPA                                          52,829
    35,600    Banca Intesa SPA                                          144,522
     1,500    Banca Populare di Milano SPA                               11,680
    11,200    Benetton Group SPA                                         25,724
     2,600    Bulgari SPA                                                23,362
     1,100    Burgo (Cartiere) SPA                                        7,247
     1,800    Danieli & C. Officine Meccaniche SPA                       10,154
     4,000    Danieli & C. Officine Meccaniche SPA (non-cvt.)             9,832
    58,200   *ENEL SPA                                                  243,891
    64,700    ENI SPA (registered shares)                               355,858
     3,320    FIAT SPA                                                   94,814
       470    FIAT SPA                                                    6,912
       550    FIAT SPA (Pvt.)                                             7,951
    25,500    Immobiliare Metanopoli SPA                                 11,816
    10,500    Impregilo SPA                                               6,473
     1,300    Italcementi SPA                                            15,715
     2,000    Italcementi SPA (non-cvt.)                                  8,724
     4,400    Italgas                                                    16,666
     1,400    Manifattura Lane G. Marzotto & Figli SPA                   10,084
     1,000    Manifattura Lane G. Marzotto & Figli SPA                    7,152
    10,000    Mediaset SPA                                              155,535
     4,600    Mediobanca SPA                                             46,940
    18,016    Montedison SPA                                             29,491
    37,100  *+Olivetti SPA                                              107,446
    14,100    Parmalat Finanziaria SPA                                   18,039
    12,600    Pirelli SPA                                                34,587
     4,900    RAS                                                        49,163
     3,300   +Reno De Medici SPA                                          8,976
     2,100   +Rinascente LA SPA                                           7,362
     1,600    Rinascente SPA                                             10,267
     1,000    Sai(Soc Assic)                                             11,192
     1,900    Sai(Soc Assic) (non-cvt.)                                   9,455
    11,600    San Paolo-Imi SPA                                         157,634

                                     MSF-51

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX                                SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                        VALUE
  SHARES                      ISSUE                                   (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
Italy: (Continued)
     1,500    Sirti SPA                                             $     5,364
     6,700    SNIA BPD                                                    7,208
    13,000    Telecom Italia Mobile SPA - RNC                            61,942
    53,200    Telecom Italia Mobile SPA                                 594,324
     7,200    Telecom Italia SPA - RNC                                   43,880
    29,500    Telecom Italia SPA (ordinary shares)                      416,035
    39,200    Unicredito Italiano SPA                                   192,702
                                                                    ------------
              Total Investments in Italy                              3,483,167
--------------------------------------------------------------------------------
Japan: 27.3%
     3,000    77th Bank Ltd.                                             31,448
     1,200    Acom Co., Ltd.                                            117,569
       800    Advantest Corp.                                           211,412
     5,000    Ajinomoto General Foods, Inc.                              52,119
     1,000    Alps Electric Co., Ltd.                                    15,259
     2,000    Amada Co., Ltd.                                            10,943
     1,000    Aoyama Trading Co., Ltd.                                   21,435
     1,000    Arabian Oil Co., Ltd.                                      17,226
    22,000    Asahi Bank Ltd.                                           135,656
     4,000    Asahi Breweries Ltd.                                       43,770
    12,000    Asahi Chemical Industry Co., Ltd.                          61,662
    10,000    Asahi Glass Co., Ltd.                                      77,420
       300    Asatsu, Inc.                                               20,260
     5,000   *Ashikaga Bank Ltd.                                          9,983
       200    Autobacs Seven Co., Ltd.                                    6,558
     6,000   +Bank of Fukuoka Ltd.                                       41,636
    38,000    Bank of Tokyo                                             529,627
    10,000    Bank of Yokohama Ltd.                                      46,100
       400    Benesse Corp.                                              96,310
     7,000    Bridgestone Corp.                                         154,155
     2,000    Brother Industries Ltd.                                     4,600
     7,000    Canon Inc.                                                278,164
     2,000    Casio Computer Co.                                         16,639
        17    Central Japan Railway Co.                                 106,656
     4,000   *Chiyoda Corp.                                               5,833
     2,000    Chugai Pharmaceutical Co., Ltd.                            21,631
     2,000    Citizen Watch Co., Ltd.                                    12,724
     6,000    Cosmo Oil Co., Ltd.                                         8,985
     1,000    Credit Saison Co., Ltd.                                    17,422
       500    CSK Corp.                                                  81,237
     6,000    Dai-Nippon Printing Co., Ltd.                              95,723
     2,000    Daicel Chemical Industries Ltd.                             5,579
     4,000  *+Daiei, Inc.                                                15,856
     3,000    Daifuku Co., Ltd.                                          17,324
     2,000    Daiichi Pharmaceutical Co., Ltd.                           26,015
     2,000    Daikin Industries Ltd.                                     27,210
     3,000   *Daikyo, Inc.                                                6,665
     4,000    Daimaru, Inc.                                              13,546
     5,000    Dainippon Ink & Chemicals, Inc.                            14,828
     2,000   *Dainippon Screen Manufacturing Co., Ltd.                   11,941
     1,000    Daito Trust                                                11,158
    13,000    Daiwa Bank                                                 38,172
     4,000    Daiwa House Industry Co., Ltd.                             29,754
     2,000    Daiwa Kosho Lease Co., Ltd.                                 6,440
    11,000    Daiwa Securities Co., Ltd.                                172,154
     3,000    Denki Kagaku Kogyo Kabushiki Kaisha                         8,956
     7,000    Denso Corp.                                               167,172
        31    East Japan Railway Co.                                    167,182
     2,000   +Ebara Corp.                                                22,316
     2,000    Eisai Co., Ltd.                                            38,465
     2,000    Fanuc Ltd.                                                254,674
    28,000    Fuji Bank Ltd.                                            272,135
     4,000    Fuji Photo Film Ltd.                                      146,031
     2,000    Fujikura                                                    7,948
    12,000  *+Fujita Corp.                                                6,460
    16,000    Fujitsu Ltd.                                              729,764
     6,000    Furukawa Electric Co., Ltd.                                91,025
     3,000   +Gunma Bank Ltd.                                            19,526
     6,000    Gunze Ltd.                                                 15,973
    11,000  *+Haseko Corp.                                                5,276
       300    Hirose Electric Co., Ltd.                                  67,270
    27,000    Hitachi Ltd.                                              433,395
     4,000  *+Hokuriku Bank                                               9,474
     8,000    Honda Motor Co., Ltd.                                     297,543
     1,000    House Food Corp.                                           15,171
     1,000    Hoya Corp.                                                 78,790
    21,000    Industrial Bank of Japan Ltd.                             202,457
     1,000    Isetan Co., Ltd.                                            7,341
     5,000   *Ishihara Sangyo Kaisho Ltd.                                 6,607
     9,000    Ishikawajima-Harima Heavy Industries Co., Ltd.             10,394
     3,000    Ito-Yokado Co., Ltd.                                      325,927
    11,000   *Itochu Corp.                                               54,801
     4,000    Iwatani International Corp.                                 7,204
     2,000    Jaccs Co., Ltd.                                             7,830
    15,000    Japan Airlines Co.                                         44,485
     8,000    Japan Energy Corp.                                          7,282
        17    Japan Tobacco, Inc.                                       130,116
     9,000  *+JGC Corp.                                                  21,846
     7,000    Joyo Bank                                                  32,201
     3,000    Jusco Co., Ltd.                                            52,295
       100    Kadokawa Shoten Publishing                                 33,669
     6,000   +Kajima Corp.                                               17,911
     2,000    Kamigumi Co., Ltd.                                          8,417
     3,000    Kaneka Corp.                                               38,377
     8,000    Kansai Electric Power Co., Inc.                           139,454
     5,000    Kao Corp.                                                 142,654
     1,000    Katokichi Co., Ltd.                                        21,680
     9,000    Kawasaki Heavy Industry                                    11,980
     5,000    Kawasaki Kisen Kaisha Ltd.                                  7,439
    28,000   *Kawasaki Steel Corp.                                       50,152
     2,000   +Keihin Electric Express Railway                             6,851
     1,000    Kikkoman Corp.                                              6,646
     2,000    Kinden Corp.                                               15,367
    14,000   +Kinki Nippon Railway Co., Ltd.                             56,181

                                     MSF-52

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX                                SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
  SHARES                      ISSUE                                  (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
Japan: (Continued)
     8,000    Kirin Brewery Co., Ltd.                               $    84,173
     1,000    Kokuyo Co., Ltd.                                           13,311
     9,000    Komatsu Ltd.                                               41,402
     1,000    Komori Corp.                                               19,076
       400    Konami Co., Ltd.                                           71,450
     3,000    Konica Corp.                                               11,158
     1,000    Koyo Seiko Co., Ltd.                                        8,623
    10,000    Kubota Ltd.                                                38,270
    14,000  *+Kumagai Gumi Co., Ltd.                                      9,592
    22,000    Kumagai Gumi Co., Ltd.                                      7,995
     3,000    Kuraray Co., Ltd.                                          30,391
     4,000    Kureha Chemical Industry Co., Ltd.                          9,827
     1,000    Kurita Water Industries Ltd.                               15,895
     1,500    Kyocera Corp.                                             389,057
     1,000    Kyowa Exeo Corp.                                            8,711
     3,000    Kyowa Hakko Kogyo Co., Ltd.                                17,999
     1,000    Maeda Road Construction Co., Ltd.                           4,845
     1,000    Makino Milling Machine Co., Ltd.                            6,519
     1,000    Makita Corp.                                                9,005
    13,000    Marubeni Corp.                                             54,585
     3,000    Marui Co., Ltd.                                            44,808
    17,000    Matsushita Electric Industrial Co., Ltd.                  470,882
     3,000    Meiji Milk Products Co., Ltd.                               9,132
     2,000    Meiji Seika Kaisha                                         11,373
       400    Meitec Corp.                                               12,724
     3,000    Minebea Co., Ltd.                                          51,473
    17,000    Mitsubishi Chemical Corp.                                  59,900
    13,000    Mitsubishi Corp.                                          100,391
    18,000    Mitsubishi Electric Corp.                                 116,277
    11,000    Mitsubishi Estate Co., Ltd.                               107,341
    14,000    Mitsubishi Gas Chemical Co., Inc.                          27,268
    29,000    Mitsubishi Heavy Industries Ltd.                           96,790
     1,000    Mitsubishi Logistics Corp.                                  6,381
     7,000   *Mitsubishi Materials Corp.                                 17,128
    11,000    Mitsubishi Paper Mills Ltd.                                14,750
     4,000    Mitsubishi Rayon Co., Ltd.                                  9,709
    10,000    Mitsubishi Trust & Banking Corp.                           88,088
    13,000    Mitsui & Co., Ltd.                                         90,976
    10,000   *Mitsui Engineering & Shipbuilding                           6,851
     7,000    Mitsui Fudosan Co., Ltd.                                   47,411
     5,000    Mitsui Marine & Fire Insurance Co., Ltd.                   29,656
     3,000   +Mitsui Mining Co., Ltd.                                    14,182
     7,000    Mitsui Trust & Banking Corp.                               15,827
     3,000    Mitsui-Soko Co., Ltd.                                       6,196
     3,000   *Mitsukoshi Ltd.                                            10,571
     1,000    Mori Seiki Co., Ltd.                                       13,409
     2,000    Murata Manufacturing Co., Ltd.                            469,805
     2,000    Mycal Corp.                                                 8,711
       500    Namco Ltd.                                                 32,397
    13,000    NEC Corp.                                                 309,827
     2,000    NGK Insulators Ltd.                                        14,858
     2,000    NGK Spark Plug Co., Ltd.                                   18,303
       400   *Nichiei Co., Ltd.                                           8,691
     3,000   +Nichirei Corp.                                              7,781
       300    NIDEC Corp.                                                86,620
     3,000    Nikon Corp.                                                88,088
     1,100    Nintendo Co., Ltd.                                        182,813
     1,000    Nippon COMSYS Corp.                                        20,750
     9,000    Nippon Express Co., Ltd.                                   49,770
    28,000    Nippon Light Metal Co.                                     26,035
     2,000    Nippon Meat Packers, Inc.                                  25,937
    13,000    Nippon Mitsubishi Oil Co., Ltd.                            57,257
     8,000    Nippon Paper Industries Co., Ltd.                          44,083
     3,000   +Nippon Sharyo Ltd.                                          6,460
     3,000    Nippon Sheet Glass Co., Ltd.                               15,562
    10,000    Nippon Shinpan Co.                                         23,294
     2,000    Nippon Shokubai Co., Ltd.                                   9,259
    57,000    Nippon Steel Corp.                                        133,337
     6,000    Nippon Suisan Kaisha Ltd.                                   9,220
       103    Nippon Telegraph & Telephone Corp.                      1,764,217
    10,000    Nippon Yusen Kabushiki Kaisha                              40,912
     2,000    Nishimatsu Construction Co., Ltd.                           8,026
    33,000   *Nissan Motor Co., Ltd.                                    129,842
     2,000    Nisshin Flour Milling Co., Ltd.                            13,801
     2,000    Nisshinbo Industries, Inc.                                  9,044
     1,000    Nissin Food Produdcts Co Ltd.                              23,539
    10,000    Nitto Boseki Co., Ltd.                                     13,017
     1,000    Nitto Denko Corp.                                          50,015
     3,000    NOF Corp.                                                   7,106
    16,000    Nomura Securities Co., Ltd.                               288,930
     2,000    Noritake Co., Ltd.                                          7,067
     4,000    NSK Ltd.                                                   27,366
     3,000    NTN Corp.                                                   8,868
     5,000    Obayashi Corp.                                             23,637
     9,000    Oji Paper Co., Ltd.                                        54,174
     2,000    Okuma Corp.                                                 6,264
     3,000    Okumura Corp.                                              10,130
     2,000    Olympus Optical Co., Ltd.                                  28,286
     2,000    Omron Corp.                                                46,100
     1,000    Onward Kashiyama Co., Ltd.                                 13,703
     4,000    Orient Corp.                                               11,589
       800    Oriental Land Co., Ltd.                                    68,748
       500    Orix Corp.                                                112,655
    21,000    Osaka Gas Co., Ltd.                                        50,563
    12,000   *Penta-Ocean Construction                                   17,148
     1,000    Pioneer Electronic Corp.                                   26,427
     1,000    Promise Co., Ltd.                                          50,896
     6,000   +Renown, Inc.                                               14,681
       900    Rohm Co.                                                  369,972
    33,000    Sakura Bank Ltd.                                          191,211
     1,000    Sanden Corp.                                                5,970
     4,000    Sankyo Co., Ltd.                                           82,216
     1,000    Sanrio Co., Ltd.                                           36,997
     4,000    Sanwa Shutter Corp.                                        14,877

                                     MSF-53

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX                                SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                        VALUE
SHARES                      ISSUE                                     (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Japan: (Continued)
    15,000    Sanyo Electric Co., Ltd.                              $    60,928
     3,000   +Sapporo Breweries Ltd.                                      9,690
     2,000    Secom Co.                                                 220,221
     1,000    Sega Enterprises Ltd.                                      31,810
     2,000    Seino Transportation Co., Ltd.                             10,610
     2,000  *+Seiyu Ltd.                                                  6,851
     3,000    Sekisui Chemical Co., Ltd.                                 13,301
     5,000    Sekisui House Ltd.                                         44,289
     9,000    Sharp Corp.                                               230,351
     1,000    Shimachu Co., Ltd.                                         13,801
       300    Shimamura Co., Ltd.                                        47,568
     1,000    Shimano, Inc.                                              17,618
     5,000    Shimizu Corp.                                              16,541
     3,000    Shin-Etsu Chemical Co., Ltd.                              129,196
     3,000    Shionogi & Co., Ltd.                                       36,439
     3,000    Shiseido Co., Ltd.                                         43,751
     6,000    Shizuoka Bank                                              61,544
     1,000    Sho-Bond Corp.                                             17,764
     5,000    Showa Denko K.K.                                            5,726
     2,000    Showa Shell Sekiyu K.K.                                     8,828
     1,000    Skylark Co., Ltd.                                          23,539
       500    SMC Corp.                                                 110,649
     2,000    Snow Brand Milk Products Co., Ltd.                          8,065
       900    Softbank Corp.                                            861,505
     3,500    Sony Corp.                                              1,037,976
    25,000    Sumitomo Bank Ltd.                                        342,322
    14,000    Sumitomo Chemical Co., Ltd.                                65,773
     9,000    Sumitomo Corp.                                             87,296
     6,000    Sumitomo Electric Industries                               69,355
     2,000    Sumitomo Forestry Co., Ltd.                                15,464
     4,000  *+Sumitomo Heavy Industry Ltd.                               10,962
     6,000    Sumitomo Marine & Fire Insurance Co.                       36,997
    24,000   *Sumitomo Metal Industries Ltd.                             18,087
     4,000   *Sumitomo Metal Mining Co., Ltd.                             8,926
     5,000    Taiheiyo Cement Corp.                                       9,543
     5,000   +Taisei Corp.                                                9,494
     3,000    Taisho Pharmaceutical Co., Ltd.                            88,088
     1,000    Taiyo Yuden Co., Ltd.                                      59,313
     2,000    Takara Shuzo Co., Ltd.                                     31,536
     5,000    Takara Standard Co., Ltd.                                  24,812
     2,000    Takashimaya Co.                                            13,781
     7,000    Takeda Chemical Industries Ltd.                           345,992
     1,200    Takefuji Corp.                                            150,220
     1,000    Takuma Co., Ltd.                                            7,145
     6,000    Teijin Ltd.                                                22,140
     5,000    Teikoku Oil Co., Ltd.                                      15,171
     2,000    Terumo Corp.                                               53,440
    14,000    Toa Corp.                                                  19,047
     6,000    Tobu Railway Co., Ltd.                                     17,618
     2,000    Toda Corp.                                                  7,693
     2,000    Toei Co., Ltd.                                             11,080
       100    Toho Co.                                                   14,623
     4,000    Tohoku Electric Power Co., Inc.                            59,509
    18,000   +Tokai Bank Ltd.                                           113,458
    13,000    Tokio Marine & Fire Insurance Co., Ltd.                   152,050
     1,000    Tokyo Broadcasting System                                  33,865
     2,000   *Tokyo Dome Corp.                                            9,592
    11,000    Tokyo Electric Power                                      294,999
     1,000    Tokyo Electron Ltd.                                       137,027
    24,000    Tokyo Gas Co., Ltd.                                        58,491
     1,000    Tokyo Style Co.                                             8,222
     4,000   +Tokyo Tatemono Co., Ltd.                                    7,125
     4,000    Tokyotokeiba Co., Ltd.                                      5,481
     7,000   +Tokyu Corp.                                                17,060
     5,000    Toppan Printing Co., Ltd.                                  49,917
    12,000    Toray Industries, Inc.                                     46,511
    27,000    Toshiba Corp.                                             206,127
     3,000    Tosoh Corp.                                                11,451
     2,000    Tostem Corp.                                               35,921
     2,000    Toto Ltd.                                                  12,097
     2,000    Toyo Seikan Kaisha                                         28,971
     6,000    Toyobo Co., Ltd.                                            7,810
    30,000    Toyota Motor Corp.                                      1,453,460
       200    Trans Cosmos, Inc.                                         85,348
     2,000    Tsubakimoto Chain Co.                                       7,341
     5,000    Ube Industries Ltd.                                        10,424
       500    Uni-Charm Corp.                                            28,824
    11,000   *Unitika Ltd.                                                7,644
     1,000    Uny Co., Ltd.                                               9,778
     1,000    Wacoal Corp.                                                8,799
       300    World Co., Ltd.                                            37,291
     1,000    Yakult Honsha Co., Ltd.                                     8,711
     2,000    Yamaha Corp.                                               12,998
     3,000    Yamanouchi Pharmaceuticals Ltd.                           104,825
     3,000   +Yamato Transport Co., Ltd.                                116,277
     2,000    Yamazaki Baking Co., Ltd                                   21,709
     2,000    Yokogawa Electric                                          14,114
              Total Investments in Japan                             22,524,850
--------------------------------------------------------------------------------
Netherlands: 5.2%
    11,757    ABN-AMRO Holdings NV                                      293,717
     5,342    Aegon Insurance Group NV                                  516,063
     2,500    Akzo Nobel NV                                             125,415
     1,100   *ASM Lithography Holding NV                                122,222
     2,000  *+Baan Co. NV                                                28,266
       900    Buhrmann NV                                                13,554
     4,900    Elsevier NV                                                58,541
       908    Getronics NV                                               72,442
       600    Hagemeyer NV                                               13,895
     2,400    Heineken NV                                               117,062
       900    Hollandsche Beton Groep NV                                  8,613
       200    IHC Caland NV                                               7,303
     7,674    ING Groep NV                                              463,360
     1,300    KLM Royal Dutch Airlines                                   33,394

                                     MSF-54

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX                                SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                        VALUE
 SHARES                      ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Netherlands: (Continued)
     5,164    Koninklijke Ahold NV                                  $   152,885
     3,824    Koninklijke KPN NV                                        373,269
       400    Koninklijke Nedlloyd Groep NV                              11,202
       400   *Koninklijke Vopak NV                                        9,509
     2,732    Philips Electronics NV                                    371,531
    17,202    Royal Dutch Petroleum Co. (bearer shares)               1,054,435
       500    Stork NV                                                    7,303
     3,868    TNT Post Groep NV                                         110,853
     4,725    Unilever NV                                               261,024
       600    Vedior                                                      6,165
     2,308    Wolters Kluwer NV                                          78,119
                                                                    ------------
              Total Investments in Netherlands                        4,310,142
--------------------------------------------------------------------------------
New Zealand: 0.2%
   110,800   *Brierley Investment Ltd. (registered shares)               23,157
     9,000    Carter Holt Harvey Ltd.                                    11,756
    18,000   *Fletcher Challenge Ltd.                                     7,242
     8,500    Fletcher Challenge Ltd. (bldg. shares)                     12,524
    11,600    Fletcher Challenge Ltd. (paper shares)                      8,122
     4,800    Lion Nathan Ltd.                                           11,161
    14,100   +Telecom Corp. of New Zealand                               66,305
                                                                    ------------
              Total Investments in New Zealand                          140,267
--------------------------------------------------------------------------------
Norway: 0.4%
       900    Bergesen D.Y. ASA Cl. A                                    16,410
     2,600    Christiania Bank og Kreditkasse                            12,826
     4,300    DNB Holding ASA                                            17,667
       700    Elkem ASA                                                  16,172
       800    Hafslund ASA                                                4,836
       700   *Kvaerner Industries Cl. A                                  14,774
     1,300    Merkantildata ASA                                          15,748
     2,200    Norsk Hydro ASA                                            92,313
       300    Norske Skogsindustrier ASA Cl. A                           15,660
     3,500    Orkla ASA Cl. A                                            60,318
       600   *Petroleum Geo-Services                                     10,715
       300    Schibsted ASA                                               5,582
       700    Smedvig ASA                                                 8,742
     1,200   *Storebrand  ASA Cl. A                                       9,141
       400    Tomra Systems ASA                                           6,794
                                                                    ------------
              Total Investments in Norway                               307,698
--------------------------------------------------------------------------------
Portugal: 0.5%
     8,064    Banco Comercial Portugues (registered shares)              44,759
       700    Banco Espirito Santo & Comercial SA (registered shares)    19,674
     3,000    BPI-SGPS SA                                                12,783
     1,500    Brisa-Auto Estradas de Portugal SA (Pvt.)                  11,514
     1,200    Cimpor-Cimento de Portugal SA                              19,946
       600    Companhia De Seguros Tranquilid SA (registered shares)     18,374
     4,839    Electricidade de Portugal SA                               84,476
       500    Jeronimo Martins SGPS SA                                   12,793
     1,700    Portucel Industrial Celulose SA                            11,696
     8,427    Portugal Telecom SA (registered shares)                    92,444
       900    Sonae Investimentos SA                                     47,507
       600    Unicer - Uniao Cervejaria SA (registered shares)           11,895
                                                                    ------------
              Total Investments in Portugal                             387,861
--------------------------------------------------------------------------------
Singapore: 1.0%
     7,000     City Development Ltd.                                     40,979
     1,000     Creative Technology Ltd.                                  18,133
     3,000     Cycle & Carriage Ltd.                                      9,277
    10,978     DBS Group Holdings Ltd.                                  179,946
     8,000     DBS Land Ltd.                                             15,755
     2,000     Fraser and Neave Ltd.                                      7,385
     5,000     Keppel Corp.                                              13,089
     6,000     Natsteel Ltd.                                             11,960
     3,000     Overseas Union Enterprise Ltd.                            10,087
    10,400     Overseas-Chinese Banking Corp., Ltd.                      95,539
     4,000     Parkway Holdings                                           9,078
     8,000     Sembcorp Logistics Ltd.                                   10,904
    10,000     Singapore Airlines Ltd.                                  113,479
     3,000     Singapore Press Holdings Ltd.                             65,026
    24,000    +Singapore Technologies Engineering                        37,178
    53,000    +Singapore Telecommunications Ltd.                        109,469
    13,000     United Industrial Corp., Ltd.                              7,337
     9,392     United Overseas Bank                                      82,895
    11,000     United Overseas Land Ltd.                                 10,303
     2,000     Venture Manufacturing Ltd.                                22,936
                                                                    ------------
               Total Investments in Singapore                           870,755
--------------------------------------------------------------------------------
Spain: 2.7%
       400    Acerinox SA (registered shares)                            15,993
       600    ACS Actividades SA                                         14,234
     2,815   +Altadis SA Cl. A (registered shares)                       40,267
     3,954    Argentaria Corp. Bancaria de Espana (registered shares)    92,925
       900   *Asturiana De Zinc                                          11,605
     1,365   +Autopistas Concesionares Espanola SA                       13,269
       700    Azucarera Ebro SA                                          10,210
    29,840    Banco Central Hispanoamericano SA (registered shares)     337,867
    16,300   +Banco de Bilbao Vizcaya SA                                232,176
       600    Corporacion Financiera Alba SA                             20,526
       400    Corporacion Mapfre, CIA Internacional de Reaseguros SA      6,624
       400    Cortefiel SA                                               10,476
     8,538    Endesa SA                                                 169,521
     6,100    Ercros SA                                                   2,888
       800    Fomento De Construcciones Y Contratas                      16,279
     4,000    Gas Natural SDG SA                                         92,152
       900    Grupo Dragados SA                                           7,951
     7,900   +Iberdrola SA                                              109,503
     4,000   *Inmobiliaria Urbis SA                                      18,132
       315    Metrovacesa SA                                              5,458

                                     MSF-55

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX                                SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                        VALUE
  SHARES                      ISSUE                                   (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Spain: (Continued)
     1,900    Prosegur, Compania De Seguridad SA (registered
              shares)                                               $    17,015
     5,233  *+Puleva SA                                                   7,854
     9,300    Repsol SA (registered shares)                             215,659
       600    Sociedad General de Aguas Barcelona SA                      8,788
     1,200   +Sol Melia SA                                               13,611
     3,300   *Tele Pizza SA                                              13,962
    26,312   *Telefonica SA                                             657,334
     2,000    Union Electric Fenosa SA                                   34,935
       900   +Uralita SA                                                  6,419
       800    Vallehermoso SA                                             5,641
       700   +Viscofan SA                                                 5,571
       800    Zardoya Otis SA                                             7,873
                                                                    ------------
              Total Investments in Spain                              2,222,718
--------------------------------------------------------------------------------
Sweden: 2.7%
     1,500    AssiDoman AB                                               24,415
     1,100    Atlas Copco AB Cl. A                                       32,513
       400    Atlas Copco AB Cl. B                                       11,376
     1,600    Diligentia AB                                              13,162
     2,800    Electrolux AB Cl. B                                        70,420
    15,700    Ericsson (L.M.) Telephone Cl. B                         1,009,272
     1,500    Esselte AB Cl. A                                           11,282
     4,900    Foreningssparbanken AB Cl. A                               71,983
     2,400    Gambro AB Cl. A                                            21,577
       500    Granges AB                                                 10,430
     6,500    Hennes & Mauritz AB                                       217,711
       800   *Netcom AB Cl. B                                            56,223
       500    S.K.F AB Cl. A                                             11,517
       500    S.K.F. AB Cl. B                                            12,164
     1,500    Sandvik AB Cl. A                                           46,980
       400   +Sandvik AB Cl. B                                           12,739
     3,000    Securitas AB Cl. B                                         54,295
     6,300    Skand Enskilda BKN Cl. A                                   63,674
     4,400    Skandia Foersaekrings AB                                  132,895
       900    Skanska AB Cl. B                                           33,529
       800    SSAB Svenskt Stal AB Cl. A                                 12,410
     1,900    Svenska Cellulosa AB Cl. B                                 56,270
     5,200    Svenska Handelsbanken AB Cl. A                             65,390
     1,000    Svenska Handelsbanken AB Cl. B                             11,811
     2,400    Swedish Match AB                                            8,377
     1,100    Trelleborg AB Cl. B                                         9,890
     1,100    Volvo AB Cl. A                                             27,794
     2,400    Volvo AB Cl. B                                             62,052
       600   +Wm-data AB Cl. B                                           37,090
                                                                    ------------
              Total Investments in Sweden                             2,209,241
--------------------------------------------------------------------------------
Switzerland: 5.7%
     2,400   *ABB AG                                                    293,538
       140    Adecco SA (registered shares)                             109,025
        44    Alusuisse Lonza Group Ltd. (registered
              shares)                                                    32,441
     2,200    Credit Suisse Group (registered shares)                   437,292
        20    Forbo Holding AG (registered shares)                        9,420
        40    Georg Fischer AG (registered shares)                       13,816
        70    Holderbank Financiere Glarus AG (registered
              shares)                                                    24,838
        41    Holderbank Financiere Glarus AG (bearer
              shares)                                                    56,133
        10    Jelmoli Holdings Ltd. AG (bearer shares)                   11,932
        50   *Lonza Group AG                                             30,396
        20    Moevenpick Holding (bearer shares)                          9,923
       316    Nestle SA (registered shares)                             578,893
       579    Novartis AG (registered shares)                           850,155
        56    Roche Holdings AG                                         664,699
        13    Roche Holdings AG (bearer shares)                         212,272
       100    Sairgroup (registered shares)                              20,128
         7    Schindler Holdings AG                                      11,210
         8    Schindler Holdings AG (registered shares)                  12,812
        40   *SGS Societe Generale de Surveillance Holdings
              SA (registered shares)                                     12,334
        10   *SGS Societe Generale de Surveillance Holdings
              SA (bearer shares)                                         12,749
        40    Sika Finanz AG (bearer shares)                             13,063
        20   *Sulzer AG (registered shares)                              13,000
       100    Swatch Group (registered shares)                           23,300
        30    Swatch Group (bearer shares)                               34,554
       113    Swiss Reinsurance AG (registered shares)                  232,132
       600    Swisscom AG (registered shares)                           242,668
     1,740    UBS AG (registered shares)                                469,886
        40    Valora Holdings AG (registered shares)                     10,701
       400    Zurich Allied AG (registered shares)                      228,098
                                                                    ------------
              Total Investments in Switzerland                        4,671,408
--------------------------------------------------------------------------------
United Kingdom: 19.1%
     4,600    3i Group                                                   82,106
    11,200    Abbey National PLC                                        179,557
     3,600    Airtours PLC                                               21,923
    13,300    Allied Zurich PLC                                         156,829
     4,400    AMEC PLC                                                   17,413
     5,100    Amvescap PLC                                               59,314
     1,900    Anglian Water, Inc.                                        17,003
     5,600    Arjo Wiggins Appleton PLC                                  18,905
     1,500   *ARM Holdings PLC                                          101,400
    11,200    AstraZeneca Group PLC                                     465,310
     3,632    AstraZeneca Group PLC                                     153,663
     9,400    BAA PLC                                                    65,594
    12,100    Barclays PLC                                              347,708
     2,800    Barratt Developments PLC                                   13,026
     6,900    Bass PLC                                                   86,824
     2,700    BBA Group PLC                                              22,374
     1,800    Berkeley Group PLC                                         20,702
    28,500    BG Group PLC                                              184,029
     5,300    BICC PLC                                                    7,791
     5,100    Blue Circle Industries PLC                                 29,822
     4,400    BOC Group PLC                                              94,883
     6,500    Boots Co. PLC                                              63,627
   156,500    BP Amoco PLC                                            1,579,763

                                     MSF-56

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX                                SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
  SHARES                      ISSUE                                  (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
United Kingdom: (Continued)
    22,400    British Aerospace PLC                                 $   147,264
     9,100    British Airways PLC                                        59,385
    17,100    British American Tobacco PLC                               96,676
     3,500    British Land Co.                                           23,293
    14,500    British Sky Broadcasting Group PLC                        234,218
    51,800    British Telecommunications PLC                          1,255,088
     2,900    Bunzl PLC                                                  15,927
     1,133    Burmah Castrol PLC                                         20,022
    16,700    Cadbury Schweppes PLC                                     100,619
     5,200   *Canary Wharf Group PLC                                     32,338
     1,600    Capita Group PLC                                           29,075
     3,700    Caradon PLC                                                 9,264
     5,900    Carlton Communications PLC                                 57,468
     3,100   *Celltech Chiroscience PLC                                  26,489
    34,980    Centrica PLC                                              101,564
    11,100    CGU PLC                                                   179,119
    11,700    Coats Viyella PLC                                           7,749
     5,400    Compass Group PLC                                          74,142
    27,000    Corus Group PLC                                            70,217
     1,800    De LA Rue PLC                                              10,089
    27,100    Diageo PLC                                                216,247
     3,300    Dixons Group PLC                                           79,424
       300   *Eidos PLC                                                  26,337
     3,500    Electrocomponents PLC                                      38,727
     7,600    EMI Group PLC                                              74,885
     4,700    FKI PLC                                                    18,410
     6,300    GKN PLC                                                   103,189
    28,700    Glaxo Wellcome PLC                                        813,139
    15,700    Granada Group PLC                                         158,501
     2,900    Great Portland Estates PLC                                  8,994
     6,800    Great University Stores PLC                                39,543
    19,165    Halifax PLC                                               209,271
     1,800    Hammerson PLC                                              12,357
     5,000    Hanson PLC                                                 41,917
     6,600    Hays PLC                                                  105,330
     3,500    Hepworth PLC                                               10,685
    14,900    Hilton Group PLC                                           48,377
    68,100    HSBC Holdings PLC                                         943,817
     3,100    IMI PLC                                                    13,270
     5,800    Imperial Chemical Industries PLC                           61,272
    15,900    J. Sainsbury PLC                                           89,827
     1,900    Jarvis PLC                                                  6,997
     1,600    Johnson Matthey Public Ltd. Co.                            15,739
    11,400    Kingfisher PLC                                            126,507
     4,000    Land Securities PLC                                        44,825
     8,300    Lasmo PLC                                                  16,088
    45,400    Legal and General Goup PLC                                123,936
     1,500    Lex Service PLC                                             9,013
    43,300    Lloyds TSB Group PLC                                      537,858
     3,100    Logica PLC                                                 80,119
       400    London Bridge Software Holdings PLC                        28,203
    21,200    Marconi PLC                                               373,948
    23,800    Marks & Spencer PLC                                       113,795
     4,500    MEPC PLC                                                   33,800
     1,700    Meyer International PLC                                    10,545
     4,400    Misys PLC                                                  68,301
    12,200    National Grid Group PLC                                    92,818
    10,700    National Power PLC                                         61,703
     1,280    New Tarmac PLC                                             11,372
     4,800    Nycomed Amersham PLC                                       30,238
     1,200    Ocean Group PLC                                            22,388
     5,600    P & O PLC                                                  92,899
     4,500    Pearson PLC                                               146,467
     7,000    Pilkington PLC                                              9,532
     1,700    Provident Financial PLC                                    18,893
    15,300    Prudential Corp. PLC                                      298,546
       700    Psion PLC                                                  29,398
     1,700    Racal Electronics                                          15,309
     3,700    Railtrack Group PLC                                        62,157
     5,200    Rank Group PLC                                             16,799
     9,500    Reed International PLC                                     71,356
    22,900    Rentokil Group PLC                                         83,228
    12,100    Reuters Group PLC                                         168,088
     2,200    Rexam PLC                                                   8,955
     8,100    Rio Tinto-Zinc PLC (registered shares)                    194,427
     1,600    RMC Group PLC                                              21,968
     7,100    Royal Bank Scotland Group PLC                             125,696
     6,000    Rugby Group PLC                                            13,181
    10,000    Sage Group Ltd.                                           122,440
     2,100    Schroders PLC                                              42,266
    14,000    Scottish Power PLC                                        106,287
     3,500    Sema Group PLC                                             62,754
    30,514    Siebe PLC                                                 161,329
     2,200    Slough Estates PLC                                         12,527
     8,600    Smith & Nephew                                             28,894
    45,300    SmithKline Beecham PLC                                    574,409
     2,500    Smiths Industries PLC                                      37,354
     2,400    SSL International PLC                                      30,403
    13,300    Stagecoach Holdings PLC                                    34,159
     3,000    Tate & Lyle PLC                                            19,214
     4,100    Taylor Woodrow PLC                                          8,941
    55,400    Tesco PLC                                                 168,237
     2,700    Thames Water PLC                                           33,386
     3,100    TI Group PLC                                               22,483
     1,800    Unigate PLC                                                 8,781
    22,671    Unilever NC                                               166,623
     2,600    United Biscuits Holdings PLC                               11,129
     4,500    United Utilities PLC                                       46,375
   243,400    Vodafone Airtouch PLC                                   1,213,265
     4,300    Williams PLC                                               19,587
     4,000    Wimpey (George) PLC                                         7,172
     4,200    Wolseley PLC                                               32,225

                                     MSF-57

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE INDEX                                SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
  SHARES                      ISSUE                                  (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
United Kingdom: (Continued)
     5,900    WPP Group PLC                                         $    92,444
                                                                    ------------
              Total Investments in United Kingdom                    15,700,867
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost: $66,517,914)................................... 81,773,424
                                                                    ------------
--------------------------------------------------------------------------------
PREFERRED STOCK: 0.5%
--------------------------------------------------------------------------------
Australia: 0.2%
    17,800    News Corp., Ltd.                                          152,499
                                                                    ------------
              Total Investments in Australia                            152,499
--------------------------------------------------------------------------------
France: 0.0%
       100    Casino Guichard Perrachon                                   7,711
                                                                    ------------
              Total Investments in France                                 7,711
--------------------------------------------------------------------------------
Germany: 0.3%
       300    Dyckerhoff AG (non-vtg.)                                    9,187
       400    Manitoba Telecom Services                                   8,865
       500    RWE AG (non-vtg.)                                          15,412
       350    SAP AG (non-vtg.)                                         210,838
       700    Volkswagen AG                                              22,424
                                                                    ------------
              Total Investments in Germany                              266,726
--------------------------------------------------------------------------------
Italy: 0.0%
     2,100    Rinascente LA SPA                                           9,096
                                                                    ------------
              Total Investments in Italy                                  9,096
--------------------------------------------------------------------------------
              TOTAL PREFERRED STOCK
              (Cost: $367,688) .....................................    436,032
                                                                    ------------
--------------------------------------------------------------------------------
   FACE                                        INTEREST    MATURITY      VALUE
  AMOUNT                   ISSUE                 RATE        DATE      (NOTE 1A)
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 1.3%
--------------------------------------------------------------------------------
Finance: 1.3%
$1,050,000    Federal National Mortgage
              Assoc.                            5.360%    02/17/00  $ 1,042,652
                                                                    ------------
                                                                      1,042,652
--------------------------------------------------------------------------------
              TOTAL SHORT TERM OBLIGATIONS
              (Cost: $1,042,652) ...................................  1,042,652
                                                                    ------------
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS: 101.1%
              (Cost: $67,928,255) .................................  83,252,108
              OTHER ASSETS LESS LIABILITIES (1.1)% ................    (897,193)
                                                                    ------------
              TOTAL NET ASSETS: 100.0% ............................ $82,354,915
                                                                    ============
--------------------------------------------------------------------------------

LEGEND:

+ Securities on loan.

* Non-income producing security.

SECURITIES LENDING: (Note 7)

As of December 31, 1999, the market value of securities loaned was $708,806 with collateral backing valued at $748,255.

See Notes to Financial Statements.


                                     MSF-58

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
 MORGAN STANLEY EAFE INDEX PORTFOLIO                          DECEMBER 31, 1999
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION
As A Percentage of Total Value of Investments

Aerospace & Defense: ....................................     0.2%
Automotive: .............................................     4.0%
Banking: ................................................    10.6%
Biotechnology: ..........................................     0.2%
Broadcasting: ...........................................     1.3%
Building & Construction: ................................     0.6%
Business Services: ......................................     1.5%
Chemicals: ..............................................     2.4%
Computer Equipment & Service: ...........................     2.3%
Construction Materials: .................................     1.1%
Consumer Products: ......................................     0.5%
Consumer Services: ......................................     0.1%
Containers & Glass: .....................................     0.2%
Cosmetics: ..............................................     0.1%
Drugs & Health Care: ....................................     5.9%
Electrical Equipment: ...................................     2.9%
Electronics: ............................................     7.8%
Entertainment & Leisure: ................................     0.5%
Financial Services: .....................................     4.3%
Food & Beverages: .......................................     2.6%
Forest Products & Paper: ................................     0.5%
Homebuilders: ...........................................     0.2%
Hotel & Motel: ..........................................     0.3%
Household Appliances & Home Furnishings: ................     0.7%
Industrial Components & Material: .......................     0.5%
Industrial Devel/Pollution Bonds: .......................     0.1%
Insurance: ..............................................     4.9%
Liquor: .................................................     0.8%
Machinery: ..............................................     1.1%
Medical Equipment & Supply: .............................     0.2%
Metals-Non-Ferrous: .....................................     0.3%
Metals-Steel & Iron: ....................................     0.9%
Mining: .................................................     0.1%
Miscellaneous: ..........................................     0.1%
Multi-Industry: .........................................     5.2%
Office & Business Equipment: ............................     0.5%
Oil & Gas Exploration: ..................................     0.1%
Oil: ....................................................     2.2%
Oil-Equipment & Services: ...............................     1.2%
Oil-International: ......................................     1.8%
Personal Care: ..........................................     0.6%
Photography: ............................................     0.2%
Plastics: ...............................................     0.1%
Printing & Publishing: ..................................     0.7%
Real Estate: ............................................     1.4%
Restaurant: .............................................     0.1%
Retail Grocery: .........................................     0.8%
Retail Trade: ...........................................     2.8%
Software: ...............................................     0.9%
Telecommunications Equipment & Services: ................     7.0%
Textiles & Apparel: .....................................     0.3%
Tires & Rubber: .........................................     0.3%
Tobacco: ................................................     0.4%
Toys & Amusements: ......................................     0.2%
Transportation: .........................................     0.3%
Transportation-Airlines: ................................     0.5%
Transportation-Railroad: ................................     0.7%
Transportation-Shipping: ................................     0.5%
Utilities-Electric: .....................................     2.4%
Utilities-Gas & Pipelines: ..............................     0.6%
Utilities-Miscellaneous: ................................     0.1%
Utilities-Telephone: ....................................     8.3%
                                                           --------
                                                            100.0%
                                                           ========
-------------------------------------------------------------------
Excludes short-term securities.

See Notes to Financial Statements.

                                     MSF-59

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
 SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: 100.2%
--------------------------------------------------------------------------------
Aerospace & Defense: 0.6%
   3,900     +AAR Corp.                                            $     69,956
   2,700      Ametek Aerospace Products, Inc.                            51,469
   1,000    *+Aviation Sales Co.                                         16,500
     900      Curtiss-Wright Corp.                                       33,188
   3,900      Gencorp, Inc.                                              38,513
   2,600      Kaman Corp. Cl. A                                          33,475
   3,000    *+Orbital Sciences Corp.                                     55,687
   5,400      PerkinElmer, Inc.                                         225,112
   2,900      Precision Castparts Corp.                                  76,125
   1,900      Primex Technologies, Inc.                                  39,544
   1,600     *Triumph Group, Inc.                                        38,700
                                                                   -------------
                                                                        678,269
--------------------------------------------------------------------------------
Agriculture & Related: 0.1%
   4,000     +Delta & Pine Land Co.                                      69,500
--------------------------------------------------------------------------------
Automotive: 1.0%
   6,000     *American Axle & Manufacturing Holdings, Inc.               72,750
   2,700      Applied Industrial Technologies, Inc.                      44,888
   2,300      Arvin Industries, Inc.                                     65,263
   3,000    *+Budget Group, Inc. Cl. A                                   27,188
   1,800      CLARCOR, Inc.                                              32,400
   1,500      Detroit Diesel Corp.                                       28,781
   1,200     *Discount Auto Parts, Inc.                                  21,675
   1,200     *Dura Automotive Systems, Inc.                              20,850
   5,400      Federal Signal Corp.                                       86,737
   2,000     *Group 1 Automotive, Inc.                                   27,875
   1,200     *Hayes Lemmerz International, Inc.                          20,925
   5,700     +Mark IV Industries, Inc.                                  100,819
   3,100      MascoTech, Inc.                                            39,331
   3,100      Midas, Inc.                                                67,812
   2,500      Modine Manufacturing Co.                                   62,578
   3,200     *O'Reilly Automotive, Inc.                                  69,700
   1,200      Oshkosh Truck Corp.                                        35,175
   1,800     +Standard Motor Products, Inc. Cl. A                        29,025
   2,100      Superior Industries International, Inc.                    56,306
   5,300      Timken Co.                                                108,319
   4,300    *+Tower Automotive, Inc.                                     66,381
   1,700     +Wabash National Corp.                                      25,500
                                                                   -------------
                                                                      1,110,278
--------------------------------------------------------------------------------
Banking: 6.5%
   1,340      1st Source Corp.                                           33,751
   1,900     +Advanta Corp. Cl. A                                        34,616
   1,800      Alabama National Bancorporation                            33,863
   3,500     +AMCORE Financial, Inc.                                     83,891
   2,100      Anchor Bancorp Wisconsin, Inc.                             31,697
   1,200      Anchor Financial Corp.                                     32,850
   1,200      Area Bancshares Corp.                                      29,625
   1,000      BancFirst Corp.                                            34,094
   1,900      Banco Santander Central Hispano SA                         29,331
   6,300      BancorpSouth, Inc.                                        102,769
   6,000      BancWest Corp.                                            117,000
   3,800     +Bank of Granite Corp.                                      79,325
   3,100      Bank United Corp. Cl. A                                    83,603
   6,600      BankAtlantic Bancorp, Inc.                                 33,619
   2,060      Banknorth Group, Inc.                                      55,491
   4,223     +Bay View Capital Corp.                                     59,914
   1,454     *Bok Financial Corp.                                        29,716
   6,060      Brenton Banks, Inc.                                        61,357
   2,700      Brookline Bancorp, Inc.                                    26,409
   2,000      BSB Bancorp, Inc.                                          38,625
   1,785      BT Financial Corp.                                         38,043
   1,900      Capital City Bank Group, Inc.                              42,275
   9,400      Capitol Federal Financial                                  91,797
   2,700      Carolina First Corp.                                       49,191
     900     +Cathay Bancorp, Inc.                                       37,069
   1,300      Century South Banks, Inc.                                  28,763
   1,000      Chemical Financial Corp.                                   31,438
   3,104     +Chittenden Corp.                                           91,956
   4,533      Citizens Banking Corp.                                    100,576
   4,033      City Holding Co.                                           56,210
   2,945     +Commerce Bancorp, Inc.                                    119,088
     800     +Commonwealth Bancorp, Inc.                                 13,375
   4,300      Community First Bankshares                                 67,456
   2,650      Community Trust Bancorp, Inc.                              53,911
   2,900      Corus Bankshares, Inc.                                     69,509
   1,650     +CVB Financial Corp.                                        38,156
   1,600      Dime Community Bancorp, Inc.                               29,650
   5,900      Doral Financial Corp.                                      72,644
   2,100      Downey Financial Corp.                                     42,394
   3,500      East West Bancorp, Inc.                                    39,047
   2,060      F & M National Corp.                                       56,779
   1,955      F N B Corp.                                                43,315
   1,620      F&M Bancorp                                                33,311
   1,300      Farmers Capital Bank Corp.                                 39,975
   2,300      First Bancorp                                              47,725
   1,300     +First Busey Corp.                                          29,006
     400      First Citizens Bancshares, Inc.                            28,063
   6,400      First Commonwealth Financial Corp.                         76,800
   2,100      First Federal Capital Corp.                                29,663
   3,410      First Financial Bancorp                                    71,184
   1,030      First Financial Bankshares, Inc.                           31,351
   1,400      First Financial Corp.                                      57,837
   2,000      First Industry Corp.                                       44,750
   1,100      First Merchants Corp.                                      28,703
   4,050     +First Midwest Bancorp, Inc.                               107,072
   1,500     *First Republic Bank                                        35,250
   4,400      First Sentinel Bancorp, Inc.                               35,062
   2,400      First United Bancshares, Inc.                              33,150
   2,200     *FirstFed Financial Corp.                                   30,938
   1,200      Flagstar Bancorp, Inc.                                     20,663
   1,200      Frontier Financial Corp.                                   24,300
   1,500     +GBC Bancorp                                                28,781
   3,690      Grand Premier Financial, Inc.                              53,620

                                     MSF-60

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
 SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Banking: (Continued)
   1,500     +Greater Bay Bancorp                                  $     64,125
   1,200     +Hancock Holding Co.                                        46,050
   3,500      Harbor Florida Bancshares, Inc.                            45,172
   1,470      Harleysville National Corp.                                47,683
   5,800      Harris Financial, Inc.                                     43,862
   5,885      Hudson United Bancorp                                     150,435
   3,696     *Imperial Bancorp                                           89,166
   8,000      Independence Community Bank Corp.                          99,750
   1,375      International Bancshares Corp.                             60,500
   1,600      Interwest Bancorp, Inc.                                    30,500
   3,100      Irwin Financial Corp.                                      55,122
     900      JSB Financial, Inc.                                        46,687
   1,900      MAF Bancorp, Inc.                                          39,841
   2,000      Merchants N.Y. Bancorp, Inc.                               34,187
   2,072      Mid-America Bancorp                                        59,052
   1,000      Mid-State Bancshares                                       31,625
   1,000      Mississippi Valley Bankshares, Inc.                        27,063
   1,800      National Bancorp of Alaska, Inc.                           50,850
   1,386      National City Bancshares, Inc.                             35,516
   2,835      National Penn Bancshares, Inc.                             70,432
   1,705     +NBT Bancorp, Inc.                                          25,788
   2,600     *Net.B@nk, Inc.                                             48,669
   3,100      Niagara Bancorp, Inc.                                      31,969
   3,300      Northwest Bancorp, Inc.                                    23,203
   2,900      OceanFirst Financial Corp.                                 50,478
  11,500     *Ocwen Financial Corp.                                      71,875
   1,300      Omega Financial Corp.                                      37,700
   3,600      One Valley Bancorp West Virginia, Inc.                    110,250
   3,700      Oriental Financial Group, Inc.                             81,631
   2,500      Pacific Capital Bancorp                                    77,031
   5,561      Premier Bancshares, Inc.                                   75,769
   1,700      Premier National Bancorp, Inc.                             31,344
   2,375      Provident Bankshares Corp.                                 41,340
   1,900     +Queens County Bancorp, Inc.                                51,359
   1,500      Reliance Bancorp, Inc.                                     51,703
   3,861      Republic Bancorp, Inc.                                     47,177
   9,300      Republic Security Financial Corp.                          66,408
   2,900      Richmond County Financial Corp.                            52,291
   2,100      Riggs National Corp.                                       27,694
   2,400      S & T Bancorp, Inc.                                        55,800
   2,000     +Sandy Spring Bancorp, Inc.                                 54,000
   1,200      Second Bancorp, Inc.                                       26,813
   1,800     +Shoreline Financial Corp.                                  32,963
   2,200     *Silicon Valley Bancshares                                 109,037
   9,453     +Sky Financial Group, Inc.                                 190,537
   2,400     *Southwest Bancorporation of Texas, Inc.                    47,775
   4,600      Staten Island Bancorp, Inc.                                82,800
   3,500      Sterling Bancshares, Inc.                                  39,266
   1,500      Sterling Financial Corp.                                   44,250
   3,400      Susquehanna Bancshares, Inc.                               53,337
   3,400     *TeleBanc Financial Corp.                                   88,081
   1,500      Texas Regional Bancshares, Inc. Cl. A                      43,453
   2,700      Triangle Bancorp, Inc.                                     52,312
   1,800      Trust Company of New Jersey                                41,119
   5,200     +TrustCo Bank Corp.                                         69,062
   1,760      UMB Financial Corp.                                        65,450
   4,200      United Bankshares, Inc.                                   100,275
   2,700     +United Community Financial Corp.                           26,831
   1,908      United National Bancorp                                    42,393
   3,570     +USB Holding Co., Inc.                                      56,897
   5,000      UST Corp.                                                 158,594
   4,300     +W Holding Co., Inc.                                        44,881
   5,400      Washington Federal, Inc.                                  106,312
   3,500      Webster Financial Corp.                                    82,578
   1,800      Wesbanco, Inc.                                             45,731
   3,960      West Coast Bancorp (Oregon)                                52,965
   4,400      Westcorp, Inc.                                             63,800
   2,800      Whitney Holding Corp.                                     103,687
                                                                   -------------
                                                                      7,243,688
--------------------------------------------------------------------------------
Biotechnology: 1.9%
   1,100     *Albany Molecular Research, Inc.                            34,169
   4,100    *+Dura Pharmaceuticals, Inc.                                 57,272
   4,200     *Enzon, Inc.                                               181,650
   5,094    *+Gilead Sciences, Inc.                                     275,394
   2,700    *+Human Genome Sciences, Inc.                               411,919
   2,600    *+Imclone Systems, Inc.                                     102,862
   1,300     *Invitrogen Corp.                                           77,837
   3,700    *+Organogenesis, Inc.                                        32,144
   3,000     *PE Corp. -  Celera Genomics                               447,000
   2,400     *Protein Design Labs, Inc.                                 168,150
   5,400     *Regeneron Pharmaceuticals, Inc.                            69,525
   1,000     *Syncor International Corp.                                 28,750
   2,500    *+Techne Corp.                                              137,578
   3,400    *+Thermo BioAnalysis Corp.                                   62,475
   1,500    *+Transkaryotic Therapies, Inc.                              57,797
                                                                   -------------
                                                                      2,144,522
--------------------------------------------------------------------------------
Broadcasting: 1.4%
   2,000     *Citadel Communications Corp.                              129,750
   1,600     *Cumulus Media, Inc.                                        81,100
   1,900     *Emmis Communications Corp. Cl. A                          236,847
   2,100    *+Entercom Communications Corp.                             138,600
   4,600     *Paxson Communications Corp.                                54,913
   1,100     *Pegasus Communications Corp. Cl. A                        106,562
     800    *+Radio One, Inc. Cl. A                                      73,775
   2,125     *Saga Communications Cl. A                                  43,031
   6,400    *+Sinclair Broadcast Group, Inc.                             78,200
   1,900    *+Sirius Satellite Radio, Inc.                               84,431
     400     +United Television, Inc.                                    55,075
   4,050     *Westwood One, Inc.                                        307,800
   1,300    *+Worldgate Communications, Inc.                             61,791
   1,200     *Young Broadcasting, Inc. Cl. A                             61,162
                                                                   -------------
                                                                      1,513,037
--------------------------------------------------------------------------------

                                     MSF-61

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
 SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Building & Construction: 0.5%
   5,600      D. R. Horton, Inc.                                   $     77,350
   4,400     *Fairfield Communities, Inc.                                47,300
   2,800     +Granite Construction, Inc.                                 51,625
   9,600    *+Group Maintenance America Corp.                           102,600
   2,000      Hughes Supply, Inc.                                        43,125
   2,800     *Insituform Technologies, Inc. Cl. A                        78,575
   2,400     *MasTec, Inc.                                              106,800
   3,600     *Morrison Knudsen Corp.                                     28,125
   1,400     *NCI Building Systems, Inc.                                 25,900
   1,900     *URS Corp.                                                  41,206
                                                                   -------------
                                                                        602,606
--------------------------------------------------------------------------------
Business Services: 6.4%
   1,600    *+24/7 Media, Inc.                                           89,800
   3,000      ABM Industries, Inc.                                       61,125
   1,600     *Advance Paradigm, Inc.                                     34,450
   1,500     *ADVO, Inc.                                                 35,625
   3,700     *AHL Services, Inc.                                         77,700
   4,900     *American Management Systems, Inc.                         153,278
   3,200    *+AnswerThink Consulting Group, Inc.                        110,600
   2,100     *AppliedTheory Corp.                                        58,144
   1,700    *+Autobytel.com, Inc.                                        25,819
   2,200     *Autoweb.com, Inc.                                          23,925
   3,200      Banta Corp.                                                72,200
   4,100      Bowne & Co., Inc.                                          55,350
   1,900     *Brio Technology, Inc.                                      79,562
   3,689     *Building One Services Corp.                                34,700
   1,600     *CACI International, Inc. Cl. A                             36,300
   1,700     *CAIS Internet, Inc.                                        60,031
   4,400     *CCC Information Services Group, Inc.                       75,625
   1,200     *CDI Corp.                                                  28,950
   7,000    *+Century Business Services, Inc.                            58,844
   3,700     *Cheap Tickets, Inc.                                        50,759
   3,700     *Choicepoint, Inc.                                         153,087
   2,900    *+Complete Business Solutions, Inc.                          72,772
   5,600    *+Computer Horizons Corp.                                    90,475
   1,600      Computer Task Group, Inc.                                  23,700
   4,800    *+Concentric Network Corp.                                  147,600
   3,200     *Consolidated Graphics, Inc.                                47,800
   1,900     *Copart, Inc.                                               82,294
   1,000     *Corporate Executive Board Co.                              55,812
   1,500     *Cort Business Services Corp.                               26,156
     900     *CoStar Group, Inc.                                         32,231
   2,600      Crawford & Co. Cl. B                                       35,425
   1,200      Dain Rauscher Corp.                                        55,800
   3,500     *Data Broadcasting                                          28,820
   1,800    *+Data Transmission Network Corp.                            30,938
   3,700     *DBT Online, Inc.                                           90,187
   1,350     *Diamond Technology Partners, Inc. Cl. A                   116,859
   1,400    *+Digital River, Inc.                                        46,681
     900     *Earthweb, Inc.                                             45,253
   3,500     *Echelon Corp.                                              68,359
   2,600     *Education Management Corp.                                 36,319
   1,000     *Exchange Applications, Inc.                                55,438
   1,300     *F.Y.I., Inc.                                               44,241
   1,050      FactSet Research Systems, Inc.                             83,606
     900      Fair Issac & Co., Inc.                                     47,700
   6,900    *+First Consulting Group, Inc.                              106,087
     500    *+Flycast Communications Corp.                               64,859
   1,200     *Forrester Research, Inc.                                   82,425
   4,100     *Fritz Companies, Inc.                                      43,306
   1,700      G&K Services, Inc. Cl. A                                   54,559
   3,067    *+Getty Images, Inc.                                        150,283
     100      Grey Advertising, Inc.                                     39,850
   9,300    *+HA-LO Industries, Inc.                                     69,750
   2,200     *Heidrick & Struggles International, Inc.                   91,919
   2,800      Hooper Holmes, Inc.                                        72,100
   5,000     *Information Management Resources, Inc.                     46,250
   4,700     *infoUSA, Inc.                                              65,653
   7,300     *Integrated Electrical Services, Inc.                       73,456
   6,935     *Interim Services, Inc.                                    171,641
   2,400    *+Iron Mountain, Inc.                                        94,350
   2,400     *Jacobs Engineering Group, Inc.                             78,000
     800    *+Juno Online Services, Inc.                                 28,525
   1,400      Kelly Services, Inc.                                       35,263
   2,200     *Korn/Ferry International                                   80,025
   4,350    *+Labor Ready, Inc.                                          52,744
   2,100    *+Lason, Inc.                                                23,034
   2,800    *+Marketing Services Group, Inc.                             46,988
   1,300     *Maximus, Inc.                                              44,119
   2,700      McGrath RentCorp                                           48,263
     800    *+Media Metrix, Inc.                                         28,700
   2,600    *+Memberworks, Inc.                                          86,206
   4,300    *+Metamor Worldwide, Inc.                                   125,506
     700     *Modem Media. Poppe Tyson, Inc.                             49,438
   3,400     *National Processing, Inc.                                  30,175
   3,800     *Navigant Consulting, Inc.                                  41,325
     700    *+NBC Internet, Inc.                                         54,075
   1,400    *+Network Event Theater, Inc.                                41,519
   2,500     *NFO Worldwide, Inc.                                        55,937
   6,600      Olsten Corp.                                               74,662
   1,500     *On Assignment, Inc.                                        44,578
   1,800     *Pierce Leahy Corp.                                         77,850
   1,600    *+Pre-Paid Legal Services, Inc.                              38,400
   2,100     *Preview Travel, Inc.                                      110,381
   1,700     *ProBusiness Services, Inc.                                 61,094
   1,200     *Professional Detailing, Inc.                               35,963
   3,700     *Profit Recovery Group International, Inc.                  98,166
  10,800    *+Protection One, Inc.                                       20,925
   2,800    *+Quanta Services, Inc.                                      79,100
   4,700     *Rare Medium Group, Inc.                                   159,506
   4,300     *Renaissance Worldwide, Inc.                                31,444
   3,170    *+Rent Way, Inc.                                             59,239
   4,900    *+Romac International, Inc.                                  65,997

                                     MSF-62

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
 SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Business Services: (Continued)
   3,100     *S1 Corp.                                                  241,800
   2,800    *+Source Information Management Co.                          46,550
   1,800      Sovran Self Storage, Inc.                                  34,088
   1,500    *+SportsLine USA, Inc.                                       75,094
   1,900     *StaffMark, Inc.                                            14,369
   1,300     *Startek, Inc.                                              47,125
   1,500      Stone & Webster, Inc.                                      25,219
   2,600     *Syntel, Inc.                                               42,006
   4,100     *Systemax, Inc.                                             34,850
   4,200     *Teletech Holdings, Inc.                                   142,275
   3,675     *Tetra Tech, Inc.                                           56,733
   2,000    *+theglobe.com, Inc.                                         16,719
   5,300     +True North Communications, Inc.                           236,844
   1,500     *United Payors & United Providers, Inc.                     24,375
   1,500     *Volt Information Sciences, Inc.                            35,813
   1,600    *+Xtra Corp.                                                 68,200
   1,600    *+Zomax Optical Media, Inc.                                  72,350
                                                                   -------------
                                                                      7,088,385
--------------------------------------------------------------------------------
Chemicals: 1.6%
   4,800      Arch Chemicals, Inc.                                      100,500
   5,800      Calgon Carbon Corp.                                        34,438
   2,200     +Cambrex Corp.                                              75,763
   4,900     *Catalytica, Inc.                                           66,762
   1,400      Chemfirst, Inc.                                            30,625
  12,074      CK Witco Corp.                                            161,490
   4,300     *Cytec Industries, Inc.                                     99,437
   2,200      Dexter Corp.                                               87,450
  21,636      Ethyl Corp.                                                85,192
   3,900      Ferro Corp.                                                85,800
   1,900      Fuller (H.B.) Co.                                         106,578
   2,100      Geon Co.                                                   68,250
   3,400      Georgia Gulf Corp.                                        103,487
   6,300     *Grace (W.R.) & Co.                                         87,412
   4,000      Hanna (M.A.) Co.                                           43,750
   2,800    *+Hexcel Corp.                                               15,575
   3,300     *International Specialty Products, Inc.                     30,319
   1,300     +MacDermid, Inc.                                            53,381
   2,000      Minerals Technologies, Inc.                                80,125
   2,900     +NL Industries, Inc.                                        43,681
   2,200      OM Group, Inc.                                             75,763
  11,700      OMNOVA Solutions, Inc.                                     90,675
   2,000     *Scotts Co. Cl. A                                           80,500
   5,200      Wellman, Inc.                                              96,850
                                                                   -------------
                                                                      1,803,803
--------------------------------------------------------------------------------
Coal: 0.0%
   3,000      Consol Energy, Inc.                                        30,375
--------------------------------------------------------------------------------
Computer Equipment & Service: 8.0%
   1,100    *+About.Com, Inc.                                            98,519
   2,600     *Actel Corp.                                                62,481
   2,400     *Actuate Corp.                                             102,900
   1,400    *+AdForce, Inc.                                              99,837
   2,400     *Advanced Digital Information Corp.                        117,375
  10,600     *Amkor Technology, Inc.                                    298,125
   1,200      Analogic Corp.                                             39,375
   2,400      Analysts International Corp.                               30,000
   3,100     *Ancor Communications, Inc.                                210,994
   1,800    *+APEX, Inc.                                                 58,275
   4,200      Auspex Systems, Inc.                                       43,444
   1,800     *Aware, Inc.                                                66,037
   3,400     *Banyan Systems, Inc.                                       68,000
   3,000    *+Barnesandnoble.Com, Inc.                                   42,375
   5,100    *+Beyond.Com Corp.                                           39,684
   5,500     *Cambridge Technology Partners, Inc.                       144,547
   5,400     *Ciber, Inc.                                               148,500
   2,700    *+Computer Network Technology                                61,847
   1,500     *Concord Communications, Inc.                               66,984
   4,700     *Concurrent Computer Corp.                                  88,272
   3,250    *+Dendrite International, Inc.                              109,484
   3,800     *Emulex Corporation                                        429,281
   1,500      Gerber Scientific, Inc.                                    32,906
   1,800    *+Global Imaging Systems, Inc.                               21,994
   1,800     *Globix Corp.                                              107,550
   2,300     *Go2Net, Inc.                                              200,387
   4,100     *Harbinger Corp.                                           130,303
   1,800     *Hi/Fn, Inc.                                                69,694
   4,000     *Hypercom Corp.                                             40,000
   2,100     *In Focus Systems, Inc.                                     49,022
     900     *InterVU, Inc.                                              94,106
   1,000    *+iVillage, Inc.                                             20,219
   2,100     *Latitude Communications, Inc.                              54,797
   4,403     *LTX Corp.                                                  99,343
   2,100    *+Mapquest.com, Inc.                                         47,906
     900     *MarketWatch.Com, Inc.                                      33,019
   6,100    *+Maxtor Corp.                                               44,130
   4,400     *MedQuist, Inc.                                            113,162
   6,800    *+Mentor Graphics Corp.                                      89,037
   2,600     *Mercury Computer Systems, Inc.                             90,187
   1,400    *+Metricom, Inc.                                            109,987
   2,500     *Metro Information Service, Inc.                            59,844
   1,400    *+MIPS Technologies, Inc. Cl. A                              72,931
   4,000    *+MMC Networks, Inc.                                        137,625
   1,700     *Mpath Interactive, Inc.                                    45,369
   3,000    *+MTI Technology Corp.                                      110,719
   1,500     *Multex.com, Inc.                                           56,438
   3,900      National Computer Systems, Inc.                           146,494
   1,200      National Presto Industries, Inc.                           42,600
   3,600     *NetObjects, Inc.                                           59,288
   1,400     *Netopia, Inc.                                              76,431
   1,500     *Network Peripherals, Inc.                                  71,344
   1,800     *OneMain.com, Inc.                                          26,888
   4,125     *Peoplesoft, Inc.                                           87,785
   2,500     *PROVANT, Inc.                                              62,656

                                     MSF-63

METROPOLITAN SERIES FUND, INC.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
 SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
   1,500     *Proxicom, Inc.                                       $    186,328
       0    *!PSINet, Inc.                                                   58
   2,100     *Radiant Systems, Inc.                                      84,459
   1,350     *Radisys Corp.                                              68,555
  13,900    *+Read-Rite Corp.                                            65,591
   4,100     *RSA Security, Inc.                                        317,622
   7,000     *S3, Inc.                                                   80,719
   2,500    *+Sagent Technology, Inc.                                    74,766
   2,300     *SanDisk Corp.                                             220,512
   4,300    *+Santa Cruz Operation, Inc.                                130,478
   1,300    *+SCM Microsystems, Inc.                                     82,997
   4,041     *Silicon Valley Group, Inc.                                 71,854
   1,900     *SoftNet Systems, Inc.                                      47,322
   1,700    *+Spyglass, Inc.                                             64,334
   7,900     *SVI Holdings, Inc.                                         94,800
   2,400     *Sykes Enterprises, Inc.                                   105,300
   3,700    *+Systems & Computer Technology                              59,663
   4,600     *Technology Solutions Co.                                  149,931
   1,800    *+Telescan, Inc.                                             44,381
   1,600    *+TheStreet.com, Inc.                                        30,650
   4,500     *Titan Corp.                                               212,062
   1,900      Trigen Energy Corp.                                        33,013
   1,700     *TriQuint Semiconductor, Inc.                              188,966
   2,550    *+USinternetworking, Inc.                                   178,022
   4,100    *+VerticalNet, Inc.                                         670,478
   2,200     *Visual Networks, Inc.                                     174,075
   2,800    *+Wave Systems Corp.                                         33,513
   7,200    *+Western Digital Corp.                                      30,150
   1,600     *Xceed, Inc.                                                66,400
   2,500     *Xircom, Inc.                                              187,500
   2,600     *Zebra Technologies Corp. Cl. A                            150,881
   1,800    *+ZixIt Corp.                                                71,044
                                                                   -------------
                                                                      8,906,921
--------------------------------------------------------------------------------
Construction & Mining Equipment: 0.2%
   3,100     *Astec Industries, Inc.                                     58,416
   5,100     +JLG Industries, Inc.                                       81,281
   3,600     *National Equipment Services, Inc.                          22,500
   5,400     *NationsRent, Inc.                                          30,375
   2,600     *Terex Corp.                                                72,150
                                                                   -------------
                                                                        264,722
--------------------------------------------------------------------------------
Construction Materials: 0.6%
   2,600      Amcol International Corp.                                  41,925
   1,100      Centex Construction Products, Inc.                         42,900
   4,300     *Dal Tile International, Inc.                               43,537
   2,150      Elcor Chemical Corp.                                       64,769
   2,500     +Florida Rock Industries, Inc.                              86,094
   4,400      Flowserve Corp.                                            74,800
     700      NCH Corp.                                                  31,194
   1,900     *Nortek, Inc.                                               53,200
   2,000    *+Palm Harbor Homes, Inc.                                    36,625
     900     *Simpson Manufacturing, Inc.                                39,375
   2,500     +Texas Industries, Inc.                                    106,406
   1,800      Valmont Industries, Inc.                                   29,138
   4,200      Walter Industries, Inc.                                    45,412
                                                                   -------------
                                                                        695,375
--------------------------------------------------------------------------------
Consumer Products: 0.3%
   2,400      Carter Wallace, Inc.                                       43,050
   1,400     +Chemed Corp.                                               40,075
   2,100      Oneida, Ltd.                                               45,675
   5,600    *+Playtex Products, Inc.                                     86,100
   2,600     *Rayovac Corp.                                              49,075
   1,500      Russ Berrie and Co., Inc.                                  39,375
   2,900      Sturm, Ruger & Co., Inc.                                   25,738
                                                                        329,088
--------------------------------------------------------------------------------
Consumer Services: 0.0%
   2,200      Regis Corp.                                                41,388
--------------------------------------------------------------------------------
Containers & Glass: 0.3%
   3,400      AptarGroup, Inc.                                           85,425
  18,600    *+Earthshell Corp.                                           76,144
   7,800     *Gaylord Container Corp. Cl. A                              53,137
   1,600     *Greif Brothers Corp. Cl. A                                 47,550
   2,000      Myers Industries, Inc.                                     31,500
   1,400     *Silgan Holdings, Inc.                                      20,213
                                                                   -------------
                                                                        313,969
--------------------------------------------------------------------------------
Drugs & Health Care: 4.5%
     900    *+Abgenix, Inc.                                             117,450
   2,600    *+Alkermes, Inc.                                            127,562
   1,900     +Alpharma, Inc. Cl. A                                       58,425
   5,000    *+Amerisource Health Corp. Cl. A                             75,937
   1,500    *+Aviron                                                     23,719
     900    *+Barr Laboratories, Inc.                                    28,238
   3,600      Bindley Western Industries, Inc.                           54,225
   5,900    *+Bio-Technology General Corp.                               90,159
   2,000    *+Biomatrix, Inc.                                            38,500
   1,354     +Block Drug Co., Inc. Cl. A                                 41,819
   1,700    *+Celgene Corp.                                             119,425
   2,900    *+Cell Pathways, Inc.                                        27,188
   3,500    *+Cephalon, Inc.                                            121,406
   1,300     *Chirex, Inc.                                               18,891
   1,500      Cooper Cos., Inc.                                          45,188
   2,300     *Cor Therapeutics, Inc.                                     61,956
   1,500    *+Coulter Pharmaceutical, Inc.                               34,125
   5,000     *Covance, Inc.                                              54,062
   4,400     *Coventry Helath Care, Inc.                                 29,838
   2,100    *+Cyberonics, Inc.                                           33,469
   1,200    *+Entremed, Inc.                                             30,975
   3,300    *+Enzo Biochem, Inc.                                        148,706
   2,800     *Guilford Pharmaceuticals, Inc.                             46,900
   5,098    *+IDEC Pharmaceuticals Corp.                                500,401
   3,900     *IDEXX Laboratories, Inc.                                   63,131
   2,953     *Incyte Pharmaceuticals, Inc.                              174,688

                                     MSF-64

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
 SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Drugs & Health Care: (Continued)
   2,500      Invacare Corp.                                       $     50,156
   4,500    *+Isis Pharmaceuticals, Inc.                                 28,055
   4,550      Jones Pharma, Inc.                                        197,641
   2,950    *+King Pharmaceuticals, Inc.                                165,200
  10,400    *+Laboratory Corp. of America Holdings                       38,350
   5,000     *Ligand Pharmaceuticals, Inc. Cl. B                         64,062
   3,400     *Liposome Co., Inc.                                         41,331
   1,700     *Medco Research, Inc.                                       51,106
   3,400    *+Medicis Pharmaceutical Corp. Cl. A                        144,712
   1,800      Mentor Corp.                                               46,687
   4,500     *Millennium Pharmaceutical                                 548,578
   6,100     *NBTY, Inc.                                                 67,481
   2,200     *Neurogen Corp.                                             36,506
   4,200     *PAREXEL International Corp.                                49,744
   3,000     *Pathogenesis Corp.                                         64,031
   2,400     *Patterson Dental Co.                                      102,150
   6,600    *+Perrigo Co.                                                53,006
   4,800     *Pharmaceutical Product Development, Inc.                   57,450
   1,300     *Pharmacyclics, Inc.                                        53,787
   1,152     *Priority Healthcare Corp. Cl. B                            33,372
   2,700     *Province Healthcare Co.                                    51,891
   3,100     *Quest Diagnostics, Inc.                                    94,744
   5,100    *+Renal Care Group, Inc.                                    119,691
   6,600     *Respironics, Inc.                                          52,903
   2,900     *Schein Pharmaceutical, Inc.                                35,163
  10,600     *SICOR, Inc.                                                81,819
   2,900     *Sola International, Inc.                                   40,238
   5,000    *+Sunrise Assisted Living, Inc.                              68,906
   1,900    *+SuperGen, Inc.                                             55,516
   5,400    *+Thermedics, Inc.                                           29,363
   5,500     *Triangle Pharmaceuticals, Inc.                             70,297
   7,000     *Twinlab Corp.                                              55,781
   3,127     *Vertex Pharmaceuticals, Inc.                              108,272
   2,900     *Vical, Inc.                                                86,728
   1,400     *Wesley Jessen VisionCare, Inc.                             52,850
                                                                   -------------
                                                                      5,063,950
--------------------------------------------------------------------------------
Education: 0.1%
   3,300     *ITT Educational Services, Inc.                             50,944
   1,600     *Learning Tree International, Inc.                          44,750
   3,200     +Strayer Education, Inc.                                    64,000
                                                                   -------------
                                                                        159,694
--------------------------------------------------------------------------------
Electrical Equipment: 1.9%
     800    *+Advanced Energy Industries, Inc.                           39,375
   2,000     *Anadigics, Inc.                                            94,562
   1,900     *Anixter International, Inc.                                39,188
   4,400     *Artesyn Technologies, Inc.                                 92,262
   3,600      Baldor Electric Co.                                        65,250
   1,700     +Belden, Inc.                                               35,700
   4,917     *C-Cube Microsystems, Inc.                                 307,620
   3,400     *Cable Design Technologies Corp.                            78,200
   2,700     *Coherent, Inc.                                             71,719
   3,000      Cohu, Inc.                                                 92,437
   2,800     +Exide Corp.                                                23,275
     600      Franklin Electric Co., Inc.                                42,581
   3,100      General Cable Corp.                                        23,444
   2,100     *Genlyte Group, Inc.                                        45,019
   2,500      Helix Technology Corp.                                    112,109
   3,600     *Kent Electronics Corp.                                     81,900
   2,100    *+Littelfuse, Inc.                                           50,991
   3,700     *MagneTek, Inc.                                             28,444
   4,100    *+Mettler-Toledo International, Inc.                        156,569
   2,100    *+Optical Cable Corp.                                        42,263
   2,200      Park Electrochemical Corp.                                 58,437
   2,400    *+Power Integrations, Inc.                                  113,925
   1,500     *Power-One, Inc.                                            69,656
   7,100     *SLI, Inc.                                                  96,294
   1,600      Technitrol, Inc.                                           71,200
   1,400    *+Veeco Instruments, Inc.                                    65,494
   6,400      Watsco, Inc.                                               74,000
   7,600     *Wesco International, Inc.                                  67,450
                                                                   -------------
                                                                      2,139,364
--------------------------------------------------------------------------------
Electronics: 7.7%
   3,600     *3DFX Interactive , Inc.                                    35,663
   1,800     *Aavid Thermal Technologies, Inc.                           44,325
   2,000     *ADTRAN, Inc.                                              103,062
   8,700     *Advanced Fibre Communications, Inc.                       389,869
   2,000     *Affymetrix, Inc.                                          339,312
   6,300     *Allen Telecom, Inc.                                        72,844
   3,300     *Alliance Semiconductor Corp.                               54,966
   1,000     *Alliant Techsystems, Inc.                                  62,312
   1,900     *Alpha Industries, Inc.                                    108,775
   4,900    *+American Xtal Technology, Inc.                             85,291
   1,800     *Amphenol Corp. Cl. A                                      119,812
   9,300     *Andrew Corp.                                              175,828
   4,100     *Aspen Technology, Inc.                                    108,778
   1,300    *+Asyst Technologies, Inc.                                   85,191
   2,100     *ATMI, Inc.                                                 69,234
   4,400    *+Avid Technology, Inc.                                      57,338
   1,500     *Bell & Howell Co.                                          47,719
   1,600    *+Benchmark Electronics, Inc.                                36,700
   5,600    *+Brightpoint, Inc.                                          73,850
   4,500     *Burr-Brown Corp.                                          162,281
   4,300    *+Cellstar Corp.                                             42,328
   3,500    *+Checkpoint Systems, Inc.                                   35,656
   7,100     *Cirrus Logic, Inc.                                         94,297
   5,600     *Commscope, Inc.                                           225,750
   2,300     *Credence Systems Corp.                                    198,447
   3,400      CTS Corp.                                                 256,275
   3,300     *Cymer, Inc.                                               152,006
   3,543     +Dallas Semiconductor Corp.                                228,302
   3,500     *DII Group, Inc.                                           248,391
   2,200     *Dionex Corp.                                               90,544

                                     MSF-65

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
 SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Electronics: (Continued)
   1,200     *Dupont Photomasks, Inc.                              $     57,825
   1,400    *+Electro Scientific Industries, Inc.                       101,937
   2,000     *Electroglas, Inc.                                          50,688
   1,900     *EMCORE Corp.                                               64,125
   2,800     *ESS Technology, Inc.                                       62,038
   2,400    *+Etec Systems, Inc.                                        108,000
   1,200     *Exar Corp.                                                 70,725
   4,500    *+General Semiconductor, Inc.                                63,844
   1,500     *Hadco Corp.                                                76,500
   1,500    *+IGEN International, Inc.                                   44,531
  11,600    *+Input Output, Inc.                                         58,725
   9,600     *Integrated Device Technology                              278,100
   5,800     *International Rectifier Corp.                             150,800
   4,800    *+KEMET Corp.                                               216,300
   2,800     *Kopin Corp.                                               119,000
   2,600    *+Kulicke & Soffa Industries, Inc.                          110,581
   4,788    *+Lam Research Corp.                                        534,460
   5,600    *+Lattice Semiconductor Corp.                               265,125
   3,100     *MEMC Electronic Materials, Inc.                            37,975
   4,000      Methode Electronics, Inc. Cl. A                           128,250
   3,200     *Micrel, Inc.                                              182,400
   4,300     +MTS Systems Corp.                                          33,191
   1,900    *+NVIDIA Corp.                                               89,122
   5,600    *+P-Com, Inc.                                                49,438
   2,500    *+Photronics, Inc.                                           71,484
   3,600     +Pioneer-Standard Electronics, Inc.                         52,088
   2,000     *Plexus Corp.                                               88,500
   3,700     *PLX Technology, Inc.                                       70,184
   1,150     *QRS Corp.                                                 121,073
   3,100     *Sawtek, Inc.                                              206,441
   3,600     *Semtech Corp.                                             187,425
     600     *Siliconix, Inc.                                            78,187
   2,400    *+SIPEX Corp.                                                58,875
   3,100    *+Tekelec, Inc.                                              69,459
   4,800      Tektronix, Inc.                                           186,600
   3,000     *Thermo Optek Corp.                                         34,125
   2,900     *TranSwitch Corp.                                          210,431
   2,700     *Trimble Navigation, Ltd.                                   58,556
   3,400     *Varian Semiconductor Equipment Associates, Inc.           115,494
   1,800     *Vicor Corp.                                                73,294
   1,300      Watkins-Johnson Co.                                        52,000
   1,800      Woodward Governor Co.                                      49,500
                                                                   -------------
                                                                      8,542,542
--------------------------------------------------------------------------------
Entertainment & Leisure: 1.6%
   2,100      Ackerley Group, Inc.                                       38,062
   1,200    *+Action Performance Co., Inc.                               13,763
   2,100     *AMC Entertainment, Inc.                                    18,113
   1,800     *American Classic Voyages Co.                               62,775
   5,700    *+AMF Bowling, Inc.                                          17,813
   1,000     *Anchor Gaming, Inc.                                        43,344
   3,600      Arctic Cat, Inc.                                           35,887
   3,100    *+Argosy Gaming Corp.                                        48,244
   2,100     *Ascent Entertainment Group, Inc.                           26,513
   2,600    *+Aztar Corp.                                                28,275
   2,100    *+Bally Total Fitness Holding Corp.                          56,044
   3,100     *Boca Resorts, Inc.                                         30,225
   3,500     *Boyd Gaming Corp.                                          20,344
   7,800      Callaway Golf Co.                                         137,962
   1,600     *Championship Auto Racing Team                              36,800
   1,800     +Coachmen Industries, Inc.                                  27,225
   3,000      Dover Downs Entertainment, Inc.                            56,250
   2,800      Fleetwood Enterprises, Inc.                                57,750
   1,200     *GC Cos., Inc.                                              31,050
   3,700     *GTECH Holdings Corp.                                       81,400
   3,100     *Hollywood Entertainment Corp.                              44,756
   2,500     *Hollywood Park, Inc.                                       56,094
  10,300     *Loews Cineplex Entertainment Corp.                         60,512
   1,400     *Macrovision Corp.                                         103,250
  12,300     *Oakley, Inc.                                               68,419
   2,500     *On Command Corp.                                           46,719
   5,100     *Players International, Inc.                                41,995
   2,600      Polaris Industries, Inc.                                   94,250
   1,800     *SCP Pool Corp.                                             46,744
   2,400     *Station Casinos, Inc.                                      53,850
   1,650    *+THQ, Inc.                                                  38,362
   4,300     *Topps Company, Inc.                                        44,478
   1,800     *Vail Resorts, Inc.                                         32,287
   3,500      Winnebago Industries, Inc.                                 70,219
   4,300     *WMS Industries, Inc.                                       56,437
                                                                   -------------
                                                                      1,726,211
--------------------------------------------------------------------------------
Financial Services: 1.9%
   2,400     *Affiliated Managers Group, Inc.                            97,050
   2,200      Alliance Bancorp                                           41,250
   6,500      Allied Capital Corp.                                      118,828
   7,000     *AmeriCredit Corp.                                         129,500
   2,400     *CB Richard Ellis Services, Inc.                            29,700
   4,000      Charter Municipal Mortgage Acceptance Co.                  47,000
   1,700     *Compucredit Corp.                                          65,769
   1,800      CPB, Inc.                                                  51,862
     500      Duff & Phelps Credit Rating Co.                            44,469
   3,100      Eaton Vance Corp.                                         117,800
   1,600    *+Financial Federal Corp.                                    36,500
   1,900     +First Charter Corp.                                        28,203
   1,200      First Commerce Bancshares, Inc. Cl. B                      23,550
   2,600      First Financial Holdings, Inc.                             41,275
   2,400      Freedom Securities Corp.                                   27,000
   1,600     +Investors Financial Services Corp.                         73,450
   1,700      Jefferies Group, Inc.                                      37,400
     900      John Nuveen & Co., Inc. Cl. A                              32,456
   2,000      Medallion Financial Corp.                                  36,000
   4,200     +Metris Cos., Inc.                                         149,887
   3,100     +Morgan Keegan, Inc.                                        52,119

                                     MSF-66

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
 SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Financial Services: (Continued)
   2,400     *National Discount Brokers Group, Inc.                $     63,300
   1,200     *NCO Group, Inc.                                            35,813
   2,000    *+New Century Financial Corp.                                31,125
   1,100    *+Nextcard, Inc.                                             31,694
     944     +Park National Corp.                                        90,624
   2,400      PFF Bancorp, Inc.                                          46,800
   4,800     +Phoenix Investment Partners, Ltd.                          39,000
   4,900     *Pioneer Group, Inc.                                        76,562
   4,400      Raymond James Financial, Inc.                              82,225
   3,100      Seacoast Financial Services Corp.                          31,484
   4,300     +Siebert Financial Corp.                                    63,291
   2,780     +Southwest Securities Group, Inc.                           76,102
     900      Student Loan Corp.                                         44,888
   5,500     +United Asset Management Corp.                             102,094
   2,400     *WFS Financial, Inc.                                        50,925
                                                                   -------------
                                                                      2,146,995
--------------------------------------------------------------------------------
Food & Beverages: 1.4%
   1,400     *Agribrands International, Inc.                             64,400
   2,100    *+American Italian Pasta Co. Cl. A                           64,575
   5,200    *+Aurora Foods, Inc.                                         48,425
   1,500     *Bush Boake Allen, Inc.                                     36,844
   4,700     +Chiquita Brands International, Inc.                        22,325
     700      Coca Cola Bottling Co. Consolidated                        33,075
   3,900      Corn Products International, Inc.                         127,725
   5,900     *Del Monte Foods Company                                    72,644
   2,800      Dreyer's Grand Ice Cream, Inc.                             47,337
   4,000      Earthgrains Co.                                            64,500
     300      Farmer Brothers Co.                                        48,600
   2,000     *Hain Food Group, Inc.                                      44,687
   2,000    *+IHOP Corp.                                                 33,375
   2,000     *International Home Foods, Inc.                             34,750
   1,900      International Multifoods Corp.                             25,175
   2,700      Lance, Inc.                                                27,000
   1,800      Michael Foods, Inc.                                        44,438
   1,200    *+Mondavi (Robert) Corp. Cl. A                               41,663
   1,900     *Performance Food Group Co.                                 46,194
   4,800      Pilgrim's Pride Corp.                                      39,900
   3,000     *Ralcorp Holdings, Inc.                                     59,812
   2,500      Riviana Foods, Inc.                                        44,687
   4,800     *Smithfield Foods, Inc.                                    115,200
   2,300      Smucker (J.M.) Co. Cl. A                                   44,850
   4,000    *+Suiza Foods Corp.                                         158,500
   1,600    *+Triarc Companies, Inc. Cl. A                               29,400
   5,400      Universal Foods Corp.                                     110,025
   7,900     *Vlasic Foods International, Inc.                           44,931
                                                                   -------------
                                                                      1,575,037
--------------------------------------------------------------------------------
Forest Products & Paper: 0.8%
   3,200     *Buckeye Technologies, Inc.                                 47,600
   2,600      Caraustar Industries, Inc.                                 62,237
   2,000      Chesapeake Corp.                                           61,000
   2,500      Deltic Timber Corp.                                        54,687
   2,200     *Ivex Packaging Corp.                                       22,000
   6,100      Longview Fibre Co.                                         86,925
   1,600      New England Business Service, Inc.                         39,100
   2,900      P.H. Glatfelter Co.                                        42,231
   3,000      Potlatch Corp.                                            133,875
   3,200      Rayonier, Inc.                                            154,600
   3,600      Rock-Tenn Co. Cl. A                                        53,100
   1,600     *Shorewood Packaging Corp.                                  30,300
   1,200      TJ International, Inc.                                     50,363
   1,900      Universal Forest Products, Inc.                            28,144
   4,600      Wausau-Mosinee Paper Corp.                                 53,763
                                                                   -------------
                                                                        919,925
--------------------------------------------------------------------------------
Healthcare Services: 0.8%
   1,100     *Accredo Health, Inc.                                       33,894
   5,600     *Apria Healthcare Group                                    100,450
   7,500     *Beverly Enterprises, Inc.                                  32,813
   2,900     *Corixa Corp.                                               49,119
   3,700    *+Eclipsys Corporation                                       94,928
   3,800     *Magellan Health Services, Inc.                             23,988
   1,500      Morrison Management Specialists, Inc.                      32,344
   2,300     *Novoste Corp.                                              38,381
   3,800      Omega Healthcare Investors, Inc.                           48,212
   3,500    *+Orthodontic Centers of America, Inc.                       41,781
   3,632     *Per-Se Technologies, Inc.                                  30,532
   6,400     *PSS World Medical, Inc.                                    60,800
   5,800    *+Res-Care, Inc.                                             73,769
   1,600    *+SafeScience, Inc.                                          18,700
   2,400    *+Sangstat Medical Corp.                                     71,325
   2,800     *Sierra Health Services, Inc.                               18,725
   2,600     *Sunquest Information Systems, Inc.                         33,312
   6,000     *Total Renal Care Holdings, Inc.                            40,125
  14,596     *U.S. Oncology, Inc.                                        71,155
                                                                   -------------
                                                                        914,353
--------------------------------------------------------------------------------
Homebuilders: 0.5%
   4,900     +Kaufman & Broad Home Corp.                                118,519
   5,100      Lennar Corp.                                               82,875
   4,600      M.D.C. Holdings, Inc.                                      72,162
     900     *NVR, Inc.                                                  42,975
   3,700      Pulte Corp.                                                83,250
   1,200      Ryland Group, Inc.                                         27,675
   4,200      Standard Pacific Corp.                                     46,200
   1,600     *Toll Brothers, Inc.                                        29,800
     900     *U.S. Home Corp.                                            23,006
                                                                   -------------
                                                                        526,462
--------------------------------------------------------------------------------
Hospital Management: 0.3%
   6,300    *+First Health Group Corp.                                  170,494
   4,700     *Lifepoint Hospitals, Inc.                                  55,519
   8,200     *Quorum Health Group, Inc.                                  76,619
   2,800    *+Triad Hospitals, Inc.                                      41,737
                                                                   -------------
                                                                        344,369
--------------------------------------------------------------------------------
                                     MSF-67

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
 SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Hotel & Motel: 0.4%
   5,600     *Choice Hotels International, Inc.                    $     95,900
   2,000     *Crestline Capital Corp.                                    41,250
   4,200      Equity Inns, Inc.                                          28,350
   6,600     *Extended Stay America, Inc.                                50,325
   2,400      Marcus Corp.                                               32,250
   6,900     *Prime Hospitality Corp.                                    60,806
   2,500      RFS Hotel Investors, Inc.                                  26,094
   3,300    *+Trendwest Resorts, Inc.                                    73,941
  15,500     *Wyndham International, Inc.                                45,531
                                                                   -------------
                                                                        454,447
--------------------------------------------------------------------------------
Household Appliances & Home Furnishings: 0.7%
   1,900      Bassett Furniture Industries, Inc.                         29,984
   8,000      Collins & Aikman Corp.                                     46,000
   4,700      Ethan Allen Interiors, Inc.                               150,694
   5,100     *Furniture Brands International, Inc.                      112,200
   1,900      Harman International Industries, Inc.                     106,637
   5,100      Heilig-Meyers Co.                                          14,025
   2,900      Kimball International, Inc. Cl. B                          48,212
   5,600     +La-Z-Boy, Inc.                                             94,150
   1,100      Libbey, Inc.                                               31,625
   7,000    *+Sunbeam Corp.                                              29,313
   1,000      Toro Co.                                                   37,313
   2,100    *+Windmere-Durable Holdings, Inc.                            35,700
                                                                   -------------
                                                                        735,853
--------------------------------------------------------------------------------
Household Products: 0.3%
   4,400      Church & Dwight Co., Inc.                                 117,425
   1,800      Stepan Co.                                                 42,075
   6,800      Tupperware Corp.                                          115,175
   1,500      WD-40 Co.                                                  33,234
                                                                   -------------
                                                                        307,909
--------------------------------------------------------------------------------
Industrial Components & Material: 1.8%
   1,600      Barnes Group, Inc.                                         26,100
   3,500    *+Blount International, Inc.                                 55,781
   1,600     *Brooks Automation, Inc.                                    52,400
   1,600      C & D Technologies, Inc.                                   68,000
   5,100      Hussmann International, Inc.                               76,819
   3,700      Kaydon Corp.                                               99,206
   1,800      Lawson Products, Inc.                                      41,962
   2,100      Lilly Industries, Inc. Cl. A                               28,219
   2,100     *Lone Star Technologies, Inc.                               58,537
   1,700      LSI Industries, Inc.                                       36,444
   8,000      LTV Corp.                                                  33,000
   1,100     +Mathews International Corp. Cl. A                          29,769
   2,100    *+Maverick Tube Corp.                                        51,581
   8,700     *Metals USA, Inc.                                           73,950
   4,500      Milacron, Inc.                                             69,187
   1,700     *MKS Instruments, Inc.                                      61,519
   1,100     *Moog, Inc. Cl. A                                           29,700
   4,700     *Mueller Industries, Inc.                                  170,375
   1,700      Nordson Corp.                                              82,078
   1,500      Regal-Beloit Corp.                                         30,938
   3,200      Roper Industries, Inc.                                    121,000
   2,300      Sauer, Inc.                                                20,844
     900     *Sequa Corp. Cl. A                                          48,544
   2,000      Smith (A.O.) Corp.                                         43,750
   1,700     *SPS Technologies, Inc.                                     54,294
   3,600     +Stewart & Stevenson Services, Inc.                         42,637
   1,800     *Stoneridge, Inc.                                           27,788
   2,000      Thomas Industries, Inc.                                    40,875
   3,300     +Tredegar Industries, Inc.                                  68,269
   3,000     *Valence Technology, Inc.                                   56,719
   5,763      Watts Industries, Inc. Cl. A                               85,004
   6,640      Westinghouse Air Brake Co.                                117,860
   3,200     *Wolverine Tube, Inc.                                       45,200
   2,000      Wynn's International, Inc.                                 28,250
                                                                   -------------
                                                                      1,976,599
--------------------------------------------------------------------------------
Insurance: 3.0%
   1,560      ACE Ltd.                                                   26,033
   4,800      Alfa Corp.                                                 78,450
     600     *Alleghany Corp.                                           111,300
   4,500      American Annuity Group, Inc.                               81,000
   1,600      AmerUs Life Holdings, Inc.                                 36,800
   3,700      Argonaut Group, Inc.                                       74,231
   1,700      Baldwin & Lyons, Inc. Cl. B                                37,931
   1,300     +Blanch (E.W.) Holdings, Inc.                               79,625
   1,200      Brown & Brown, Inc.                                        45,975
   1,300      Chicago Title Corp.                                        60,125
   3,100      CNA Surety Corp.                                           40,300
   3,100      Commerce Group, Inc.                                       80,987
   1,556     *Delphi Financial Group, Inc.                               46,680
   2,300     +Enhance Financial Services Group, Inc.                     37,375
   1,800     *Farm Family Holdings, Inc.                                 76,050
   1,700      FBL Financial Group, Inc. Cl. A                            34,000
   2,170     +Fidelity National Financial, Inc.                          31,194
   6,700      First American Financial Corp.                             83,331
   1,800      Foremost Corp. of America                                  51,075
   2,200      Gallagher (Arthur J.) & Co.                               142,450
   2,900      Harleysville Group, Inc.                                   40,963
   3,300      HCC Insurance Holdings, Inc.                               43,519
   1,600      Hilb Rogal & Hamilton Co.                                  45,200
   4,100      Horace Mann Educators Corp.                                80,462
   3,400      HSB Group, Inc.                                           114,962
     900      Kansas City Life Insurance Co.                             31,191
   1,200     +LandAmerica Financial Group, Inc.                          22,050
   4,400      Leucadia National Corp.                                   101,750
   1,700      Liberty Corp.                                              71,719
   3,400      Liberty Financial Companies, Inc.                          77,987
     500    *+Markel Corp.                                               77,500
   2,780     *Medical Assurance, Inc.                                    58,901
   5,400     *Mid Atlantic Medical Services, Inc.                        44,887
   2,200      Midland Co.                                                45,650

                                     MSF-68

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
 SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Insurance: (Continued)
   5,000     +MONY Group, Inc.                                     $    145,937
     900     *National Western Life Insurance Co. Cl. A                  62,269
   6,200     +Ohio Casualty Corp.                                        99,781
   2,700     *PICO Holdings, Inc.                                        32,991
   2,400      Presidential Life Corp.                                    44,025
   1,100     *Professionals Group, Inc.                                  25,953
   1,600    *+Provident American Corp.                                   56,550
   4,353      Radian Group, Inc.                                        207,856
   7,700      Reliance Group Hldgs, Inc.                                 51,494
   2,500     *Risk Capital Holdings, Inc.                                32,500
   1,000      RLI Corp.                                                  34,000
   1,200      Scpie Holdings, Inc.                                       38,550
   3,100      Selective Insurance Group, Inc.                            53,281
   1,400      Stancorp Financial Group, Inc.                             35,263
   2,800      State Auto Financial Corp.                                 25,375
   2,100      Trenwick Group, Inc.                                       35,569
   1,900    *+Triad Guaranty, Inc.                                       43,166
   4,500     *UICI, Inc.                                                 47,531
   3,100      United Fire & Casualty Co.                                 69,750
   3,600      W.R. Berkley (W.R.) Corp.                                  75,600
   1,500      Zenith National Insurance Corp.                            30,938
                                                                   -------------
                                                                      3,360,032
--------------------------------------------------------------------------------
Investment Companies: 0.0%
   9,100      Capstead Mortgage Corp.                                    38,106
--------------------------------------------------------------------------------
Lease Rental Obligations: 0.4%
   2,500      Aaron Rents, Inc. Cl. B                                    44,375
   1,100     *AMERCO                                                     27,569
   1,800     *Avis Rent A Car, Inc.                                      46,012
   2,700     *Dollar Thrifty Automotive Group                            64,631
   3,300     *Electro Rental Corp.                                       38,363
   1,500     *First Sierra Financial, Inc.                               25,594
   8,200      Interpool, Inc.                                            60,987
   3,300    *+Rent-A-Center, Inc.                                        66,103
   5,300      Rollins Truck Leasing Corp.                                63,269
                                                                   -------------
                                                                        436,903
--------------------------------------------------------------------------------
Liquor: 0.2%
   3,000    *+Beringer Wine Estates Holdings, Inc. Cl. B                119,156
   1,700     *Canandaigua Brands, Inc. Cl. A                             86,700
                                                                   -------------
                                                                        205,856
--------------------------------------------------------------------------------
Machinery: 1.7%
   7,000     +AGCO Corp.                                                 94,062
   4,700      Applied Power, Inc. Cl. A                                 172,725
   1,400     *Bio-Rad Laboratories, Inc. Cl. A                           32,725
   2,100      Brady Corp. Cl. A                                          71,269
   1,300      Carbo Ceramics, Inc.                                       28,397
   8,400     *Comfort Systems USA, Inc.                                  61,950
   1,900     *Cuno, Inc.                                                 39,366
   4,300      Donaldson Co., Inc.                                       103,469
   2,000     *Dril-Quip, Inc.                                            60,750
   1,900     *Esterline Technologies Corp.                               21,969
   5,600     +Foster Wheeler Corp.                                       49,700
   1,600      Graco, Inc.                                                57,400
   3,400      IDEX Corp.                                                103,275
   2,300     *Ionics, Inc.                                               64,687
   3,000      Kennametal, Inc.                                          100,875
   3,900      Lincoln Electric Holdings, Inc.                            80,437
   2,700      Manitowoc Co., Inc.                                        91,800
   1,500     +NACCO Industries, Inc. Cl. A                               83,344
   5,700     *Presstek, Inc.                                             79,087
   2,500    *+PRI Automation, Inc.                                      167,187
   1,500     *Specialty Equipment Companies, Inc.                        35,906
   5,452     *SpeedFam-IPEC, Inc.                                        70,706
   1,300      Standex International Corp.                                27,219
     900      Tennant Co.                                                29,700
     700    *+Thermo Fibertek, Inc.                                       4,988
   3,000     *Thermoquest Corp.                                          30,937
   5,100     *UCAR International, Inc.                                   90,844
                                                                   -------------
                                                                      1,854,774
--------------------------------------------------------------------------------
Medical Equipment & Supply: 1.8%
   2,400     *Acuson Corp.                                               30,150
   5,100     *Airgas, Inc.                                               48,450
   1,600      Arrow International, Inc.                                  45,650
  22,100    *+Caremark Rx, Inc.                                         111,881
   4,200     *Cognex Corp.                                              163,669
   1,100    *+CONMED Corp.                                               28,531
   3,400    *+Cygnus, Inc.                                               61,837
   2,200    *+CYTYC Corp.                                               134,544
   1,500     *Datascope Corp.                                            59,437
   1,500      Diagnostic Products Corp.                                  36,750
     700     *DVI, Inc.                                                  10,631
   2,800     *Eclipse Surgical Technoligies, Inc.                        20,738
   4,900     *Fisher Scientific International, Inc.                     177,012
   2,600     *Haemonetics Corp.                                          61,912
   1,100    *+Inhale Therapeutic Systems                                 46,853
  10,000     *LCA Vision, Inc.                                           46,250
   2,300    *+Laser Vision Centers, Inc.                                 24,294
   2,500    *+Lasersight, Inc.                                           24,844
     700      Mine Safety Appliances Co.                                 44,013
     900     *Molecular Devices Corp.                                    46,913
   4,000     *Ocular Sciences, Inc.                                      75,500
   7,700     +Owens & Minor, Inc.                                        68,819
   1,700    *+ResMed, Inc.                                               70,975
   3,700     *Safeskin Corp.                                             45,441
   2,200     *Scott Technologies, Inc.                                   41,319
   7,200     *STERIS Corp.                                               74,250
   4,600     *Summit Technology, Inc.                                    53,044
   6,800    *+Sunrise Technologies International, Inc.                   79,900
   3,900     *Theragenics Corp.                                          35,344
   3,500     *Thermo Cardiosystems, Inc.                                 22,969
   1,400     *Trex, Inc.                                                 37,450
   3,400    *+Varian Medical Systems, Inc.                              101,362

                                     MSF-69

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
 SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Medical Equipment & Supply: (Continued)
   2,600    *+Ventana Medical Systems, Inc.                        $     64,837
   2,500      Vital Signs, Inc.                                          56,875
                                                                   -------------
                                                                      2,052,444
--------------------------------------------------------------------------------
Metals-Aluminum: 0.1%
   7,400    *+Kaiser Aluminum Corp.                                      56,888
--------------------------------------------------------------------------------
Metals-Gold: 0.0%
  13,400     *Battle Mountain Gold Co.                                   27,638
--------------------------------------------------------------------------------
Metals-Non-Ferrous: 0.1%
   3,100      Imco Recycling, Inc.                                       39,137
   2,500     +Southern Peru Copper Corp.                                 38,594
  10,100      USEC, Inc.                                                 70,700
                                                                   -------------
                                                                        148,431
--------------------------------------------------------------------------------
Materials & Iron: 0.7%
  16,600     *Bethlehem Steel Corp.                                     139,025
   2,200      Carpenter Technology Corp.                                 60,362
   1,700      Cleveland Cliffs, Inc.                                     52,913
   2,000     *Gibraltor Steel Corp.                                      46,500
   2,500      Intermet Corp.                                             29,219
   4,300      National Steel Corp. Cl. B                                 31,981
   2,800      Oregon Steel Mills, Inc.                                   22,225
   2,300      Quanex Corp.                                               58,650
   3,300      Reliance Steel & Aluminum Co.                              77,344
   2,400      Ryerson Tull, Inc.                                         46,650
   5,000     *Steel Dynamics, Inc.                                       79,375
   9,100      Worthington Industries, Inc.                              150,434
                                                                   -------------
                                                                        794,678
--------------------------------------------------------------------------------
Mining: 0.1%
   2,600      Arch Coal, Inc.                                            29,413
   3,750     *Stillwater Mining Co.                                     119,531
                                                                   -------------
                                                                        148,944
--------------------------------------------------------------------------------
Miscellaneous: 0.5%
   1,300     +Central Parking Corp.                                      24,862
   4,200     *Kroll-O'Gara Co.                                           69,037
   2,000      Movado Group, Inc.                                         43,625
   4,000      Pittston Brinks Group                                      88,000
   2,100      Rollins, Inc.                                              31,500
   6,900    *+Sensormatic Electronics Corp.                             120,319
   5,000     *Syntroleum Corp.                                           40,469
   1,800      Tejon Ranch Co.                                            42,750
     800     *Veterinary Centers of America, Inc.                        10,400
   1,600     +Wackenhut Corp.                                            23,900
   1,600     *Wackenhut Correction Corp.                                 18,700
                                                                   -------------
                                                                        513,562
--------------------------------------------------------------------------------
Mobile Homes: 0.2%
   3,300     *Champion Enterprises, Inc.                                 28,256
   1,600     *Monaco Coach Corp.                                         40,900
   1,900     *National RV Holdings, Inc.                                 36,575
   1,600      Skyline Corp.                                              37,600
   1,800      Thor Industries, Inc.                                      54,788
                                                                   -------------
                                                                        198,118
--------------------------------------------------------------------------------
Multi-Industry: 0.8%
   2,700     *ACX Technologies, Inc.                                     28,856
   2,000      Albemaris Corp.                                            38,375
   1,200      Commercial Metals Co.                                      40,725
   1,500      Forest City Enterprises, Inc.                              42,000
   1,900      Gaylord Entertainment Co.                                  56,881
   6,600     *Griffon Corp.                                              51,563
   4,700     +Harsco Corp.                                              149,225
     700     *Maxxam, Inc.                                               30,013
   4,800      Ogden Corp.                                                57,300
   4,700      Olin Corp.                                                 93,119
   3,200      Pittway Corp.                                             143,400
   1,100     *Rogers Corp.                                               42,075
   2,700      Ruddick Corp.                                              41,850
     310      Seabord Corp.                                              60,217
   3,500    *+U.S. Plastic Lumber Corp.                                  26,797
                                                                   -------------
                                                                        902,396
--------------------------------------------------------------------------------
Newspapers - 0.1%
   4,600      Lee Enterprises, Inc.                                     146,913
--------------------------------------------------------------------------------
Office & Business Equipment: 0.9%
   2,200     *Black Box Corp.                                           147,675
   3,900     *Boise Cascade Office Products Corp.                        58,500
   1,300     *Cybex Computer Products Corp.                              53,138
   2,100     *Daisytek International Corp.                               49,022
   2,400    *+Hutchinson Technology, Inc.                                51,225
   1,700    *+IDX Systems Corp.                                          53,284
   4,924    *+InaCom Corp.                                               36,007
   7,000     *Intergraph Corp.                                           33,250
  28,100    *+Iomega Corp.                                               94,837
   2,900    *+Mail-Well, Inc.                                            39,150
   1,300     *Miami Computer Supply Corp.                                48,181
   3,500    *+Micron Electronics, Inc.                                   39,047
   2,000    *+Micros Systems, Inc.                                      148,187
   1,500     +Standard Register Co.                                      29,063
   3,500     *United Stationers, Inc.                                   100,297
   4,100      Wallace Computer Services, Inc.                            68,162
                                                                   -------------
                                                                      1,049,025
--------------------------------------------------------------------------------
Oil: 0.2%
   1,300     *Evergreen Resources, Inc.                                  25,513
   7,600      Pennzoil Quaker State Co.                                  77,425
   3,900    *+Tesoro Petroleum Corp.                                     45,094
   4,900      Valero Energy Corp.                                        97,387
                                                                   -------------
                                                                        245,419
--------------------------------------------------------------------------------
Oil & Gas Exploration: 1.2%
   1,200    *+Atwood Oceanics, Inc.                                      46,350
   2,800     *Barrett Resources Corp.                                    82,425
   1,600     *Basin Exploration, Inc.                                    28,150

                                     MSF-70

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
 SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Oil & Gas Exploration: (Continued)
   5,600     *Belco Oil & Gas Corp.                                $     30,800
   3,800      Berry Petroleum Co. Cl. A                                  57,475
   2,600      Cabot Oil & Gas Corp. Cl. A                                41,762
  11,100     *Chesapeake Energy Corp.                                    26,363
   4,300     +Cross Timbers Oil Co.                                      38,969
   2,700      Energen Corp.                                              48,769
   4,100     *Forest Oil Corp.                                           54,069
   2,000     *Houston Exploration Co.                                    39,625
   3,300     *HS Resources, Inc.                                         56,925
   2,600    *+Louis Dreyfus Natural Gas Corp.                            47,125
   2,000     *McMoRan Exploration Co.                                    42,250
   2,800      Mitchell Energy & Development Corp. Cl. A                  61,775
   4,100     *Newfield Exploration Co.                                  109,675
   2,300     *Nuevo Energy Co.                                           43,125
   4,100      ONEOK, Inc.                                               103,012
   3,200     *Patterson Energy, Inc.                                     41,500
   9,900     *Pioneer Natural Resources Co.                              88,481
   5,700     +Pogo Producing Co.                                        116,850
   1,300      St. Mary Land & Exploration Co.                            31,281
   1,400     *Stone Energy Corp.                                         49,875
   3,000     *Tom Brown, Inc.                                            40,313
   4,200      Vintage Petroleum, Inc.                                    50,662
                                                                   -------------
                                                                      1,377,606
--------------------------------------------------------------------------------
Oil-Equipment & Services: 1.1%
   1,400    *+Cal Dive International, Inc.                               46,244
   6,900     *Friede Goldman International, Inc.                         47,869
   4,900     *Global Industries, Ltd.                                    42,339
  15,100     *Grey Wolf, Inc.                                            43,412
   2,900    *+Hanover Compressor Co.                                    109,475
   5,100      Helmerich & Payne, Inc.                                   111,244
   8,100     *Key Energy Group, Inc.                                     42,019
   6,200     *Marine Drilling Cos., Inc.                                139,112
   4,800     *National Oilwell, Inc.                                     75,300
   6,200     *Newpark Resources, Inc.                                    37,975
   2,000     *Oceaneering International, Inc.                            29,875
     800     *Offshore Logistics, Inc.                                    7,475
   7,400     *Parker Drilling Co.                                        23,588
   6,200     *Pride International, Inc.                                  90,675
   1,200    *+SEACOR Smit, Inc.                                          62,100
   2,900    *+Tuboscope, Inc.                                            46,037
   3,400     *Unova, Inc.                                                44,200
   2,200     *UTI Energy Corp.                                           50,737
   6,900     *Varco International, Inc.                                  70,294
   5,700     *Veritas DGC, Inc.                                          79,800
                                                                   -------------
                                                                      1,199,770
--------------------------------------------------------------------------------
Packaging: 0.1%
   1,000    *+AEP Industries, Inc.                                       25,563
     700      Liqui-Box Corp.                                            35,787
   1,700     *U.S. Can Corp.                                             33,788
                                                                   -------------
                                                                         95,138
--------------------------------------------------------------------------------
Personal Care: 0.1%
   2,800     +Polymer Group, Inc.                                  $     51,100
--------------------------------------------------------------------------------
Photography: 0.3%
   1,600     +CPI Corp.                                                  36,100
  15,100    *+Metromedia International Group, Inc.                       71,725
   1,600    *+ParkerVision, Inc.                                         49,150
   1,800     *Pinnacle Systems, Inc.                                     72,956
   4,200     +Polaroid Corp.                                             79,013
                                                                   -------------
                                                                        308,944
--------------------------------------------------------------------------------
Plastics: 0.1%
   2,300      Schulman (A.), Inc.                                        37,447
   2,100      Spartech Corp.                                             67,725
   1,000      West Pharmaceutical Services, Inc.                         30,937
                                                                   -------------
                                                                        136,109
--------------------------------------------------------------------------------
Pollution Control: 0.2%
   1,300     *Casella Waste Systems, Inc. Cl. A                          24,578
   4,490     *FSI International, Inc.                                    51,354
   2,100     *It Group, Inc.                                             19,294
     400      Landauer, Inc.                                              8,750
   3,000     *Thermo Ecotek Corp.                                        15,938
   3,500     *Waste Connections, Inc.                                    50,203
                                                                   -------------
                                                                        170,117
--------------------------------------------------------------------------------
Printing & Publishing: 0.6%
   3,200      Harland (John H.) Co.                                      58,600
   1,800     *IDG Books Worldwide, Inc.                                  20,644
   1,900     *Information Holdings, Inc.                                 55,219
   3,200     +Jostens, Inc.                                              77,800
   3,800     *Journal Register Co.                                       58,662
   1,600      Penton Media, Inc.                                         38,400
   1,400     *Playboy Enterprises, Inc. Cl. B                            34,038
     900      Pulitzer, Inc.                                             36,281
   4,100    *+R.H. Donnelley Corp.                                       77,387
   1,800     *Scholastic Corp.                                          111,994
     900      Value Line, Inc.                                           32,175
   2,800     *Ziff-Davis, Inc.                                           44,275
   1,700    *+Ziff-Davis, Inc. (ZDNet)                                   35,700
                                                                   -------------
                                                                        681,175
--------------------------------------------------------------------------------
Real Estate: 4.4%
     600     *Alexander's, Inc.                                          47,400
   1,200      Alexandria Real Estate Equities, Inc.                      38,175
   2,600      American Industrial Property REIT                          32,175
   1,600     +AMLI Residential Properties Trust                          32,300
   2,500      Bedford Property Investors, Inc.                           42,656
   3,800      Boykin Lodging Co.                                         41,563
   1,700      Bradley Real Estate, Inc.                                  29,644
   2,900      Brandywine Realty Trust                                    47,487
   4,700      BRE Properties, Inc.                                      106,631
   3,700      Burnham Pacific Properties, Inc.                           34,688
   3,700      Cabot Industrial Trust                                     67,987
   4,500     *Cadiz, Inc.                                                42,609

                                     MSF-71

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
 SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (CONTINUED)
--------------------------------------------------------------------------------
Real Estate: (Continued)
   4,400      Camden Property Trust                                $    120,450
   3,900      Capital Automotive REIT                                    48,141
     800     *Castle & Cooke, Inc.                                       10,150
   2,000      CBL & Associates Properties, Inc.                          41,250
   4,100      Center Trust, Inc.                                         39,719
   2,300     +CenterPoint Properties Trust                               82,512
   1,800     +Chateau Communities, Inc.                                  46,687
   1,100      Chelsea GCA Realty, Inc.                                   32,725
   2,400      Colonial Properties Trust                                  55,650
   3,400      Commercial Net Lease Realty, Inc.                          33,788
   3,200      Cornerstone Realty Income Trust, Inc.                      31,200
   2,500      Cousins Properties, Inc.                                   84,844
   7,500      Developers Diversified Realty                              96,562
   2,200      Eastgroup Properties, Inc.                                 40,700
     700      Entertainment Properties Trust                              9,231
   1,600      Essex Property Trust, Inc.                                 54,400
   3,900      Federal Realty Investment Trust                            73,369
   4,400      First Industrial Realty Trust, Inc.                       120,725
   2,400     +Gables Residential Trust                                   57,600
   3,200      Glenborough Realty Trust, Inc.                             42,800
   2,700      Glimcher Realty Trust                                      34,763
   3,000      Great Lakes REIT, Inc.                                     43,125
   5,670      Health Care Property Investments, Inc.                    135,371
   2,600      Health Care Reit, Inc.                                     39,325
   4,100     +Healthcare Realty Trust                                    64,062
   1,900      Home Properties of New York, Inc.                          52,131
   5,800      Hospitality Properties Trust                              110,562
   4,300      Imperial Credit Commercial and Mortgage
               Investment Corp.                                          48,375
   7,400     *Indymac Mortgage Holdings, Inc.                            94,350
   3,800      Innkeepers USA Trust                                       31,113
   4,800      IRT Property Co.                                           37,500
   2,900      JDN Realty Corp.                                           46,762
   2,300    *+Jones Lang LaSalle, Inc.                                   27,313
   1,900      JP Realty, Inc.                                            29,688
   2,600      Kilroy Realty Corp.                                        57,200
   3,000      Koger Equity, Inc.                                         50,625
   2,800      LNR Property Corp.                                         55,650
   3,000      LTC Properties, Inc.                                       25,313
   2,400      Macerich Co.                                               49,950
   2,100      Manufactured Home Communities, Inc.                        51,056
   4,700      Meristar Hospitality Corp.                                 75,200
   1,300      Mid-America Apartment Communities, Inc.                    29,413
   1,700      Mills Corp.                                                30,388
   2,100      National Golf Properties, Inc.                             41,475
   4,500      National Health Investors, Inc.                            66,937
   5,000      Nationwide Health Properties, Inc.                         68,750
   1,800      Pacific Gulf Properties, Inc.                              36,450
   1,800      Pan Pacific Retail Properties, Inc.                        29,363
   1,400      Parkway Properties, Inc.                                   40,338
   2,500      Pennsylvania Real Estate Investment Trust                  36,406
   4,600      Prentiss Properties Trust                                  96,600
   3,200      Prime Group Realty Trust                                   48,600
   4,500      Prime Retail, Inc.                                         25,313
   2,400      PS Business Parks, Inc.                                    54,600
   2,300      Realty Income Corp.                                        47,437
   4,100     +Reckson Associates Realty Corp.                            84,050
   3,100      Regency Realty Corp.                                       62,000
   3,300      Saul Centers, Inc.                                         46,406
   3,400     *Security Capital Group, Inc. Cl. B                         42,500
   2,500      Shurgard Storage Centers, Inc. Cl. A                       57,969
   1,700     +SL Green Realty Corp.                                      36,975
   2,400      Smith (Charles E.) Residential Realty, Inc.                84,900
   2,900      Storage USA, Inc.                                          87,725
   2,400      Summit Properties, Inc.                                    42,900
   1,400      Sun Communities, Inc.                                      45,062
   3,000    *+Sunterra Corp.                                             34,500
   7,605      Taubman Centers, Inc.                                      81,754
   2,900     +Town & Country Trust                                       52,019
   4,700     *Trammell Crow Co.                                          54,637
     500     +U.S. Restaurant Properties, Inc.                            7,156
  10,800      United Dominion Realty Trust, Inc.                        106,650
   1,100      Urban Shopping Centers, Inc.                               29,838
   8,900     *Ventas, Inc.                                               37,269
   3,100      Walden Residential Properties, Inc.                        67,037
   3,400      Washington Real Estate Investment Trust                    51,000
   2,100     *Webb Corp.                                                 52,369
   3,000      Weingarten Realty Investors                               116,812
   6,023      Westfield America, Inc.                                    74,158
                                                                   -------------
                                                                      4,853,008
--------------------------------------------------------------------------------
Restaurants - 0.8%
   2,700      Applebee's International, Inc.                             79,566
   4,100      Bob Evans Farms, Inc.                                      63,422
   4,200    *+Buffets, Inc.                                              42,066
   6,400     +CBRL Group, Inc.                                           62,100
   2,850     *CEC Entertainment, Inc.                                    80,869
   1,900     *Cheesecake Factory, Inc.                                   66,441
   4,200     +CKE Restaurants, Inc.                                      24,675
   4,730     *Consolidated Prods, Inc.                                   47,891
   3,400     *Grand Union Co.                                            34,637
   4,200     *Jack In The Box, Inc.                                      86,887
   4,800     *Lone Star Steakhouse & Saloon, Inc.                        42,825
   2,800     +Luby's Cafeterias, Inc.                                    31,850
   3,300     *NPC International, Inc.                                    26,297
   2,300    *+Papa John's International, Inc.                            60,016
   1,800     *Rare Hospitality International, Inc.                       39,037
   2,600      Ruby Tuesday, Inc.                                         47,287
   2,600     *Ryan's Family Steak Houses, Inc.                           22,059
   1,700     *Sonic Corp.                                                47,919
                                                                   -------------
                                                                        905,844
--------------------------------------------------------------------------------
Retail Grocery: 0.3%
  21,500     *7 Eleven, Inc.                                             39,305
   5,200      Casey's General Stores, Inc.                               54,437

                                     MSF-72

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
 SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Retail Grocery: (Continued)
   3,100      Fleming Cos., Inc.                                   $     31,775
   1,400      Great Atlantic & Pacific Tea Co., Inc.                     39,025
   1,000      Ingles Markets, Inc.                                       11,156
   2,800    *+Whole Foods Market, Inc.                                  129,325
   2,400    *+Wild Oats Markets, Inc.                                    53,175
                                                                   -------------
                                                                        358,198
--------------------------------------------------------------------------------
Retail Trade: 3.2%
   1,500    *+99 Cents Only Stores                                       57,375
   3,000    *+Ames Department Stores, Inc.                               86,344
   2,300     *AnnTaylor Stores Corp.                                     79,206
   2,600     *Bacou USA, Inc.                                            39,163
   1,300    *+Bebe Stores, Inc.                                          34,775
   7,800     *Borders Group, Inc.                                       125,287
   4,400     *Boyds Collection Ltd.                                      30,525
   1,400    *+Buckle, Inc.                                               20,738
   2,200      Burlington Coat Factory Warehouse                          30,525
   4,600      Cash America International, Inc.                           44,850
   2,400      Cato Corp. Cl. A                                           30,075
   2,198     *CDnow, Inc.                                                21,808
  11,300    *+Charming Shoppes, Inc.                                     74,509
   1,300    *+Children's Place Retail Stores, Inc.                       20,963
   3,600     *Coleman Co., Inc.                                          33,525
   7,300     *CompUSA, Inc.                                              37,413
   2,250     *Cost Plus, Inc.                                            79,945
   1,800     *CSK Auto Corp.                                             31,500
   1,000     *Cyberian Outpost, Inc.                                      9,906
   2,300      Deb Shops, Inc.                                            42,550
   3,400     *Department 56, Inc.                                        76,925
   3,100     *Dress Barn, Inc.                                           51,828
   1,500    *+Duane Reade, Inc.                                          41,344
   4,450    *+Egghead.com, Inc.                                          71,895
   2,100     *Electronics Boutique Holdings Corp.                        38,194
   1,500     *Factory 2 U Stores, Inc.                                   43,031
   1,600    *+Fatbrain.com, Inc.                                         40,050
   1,500    *+Fidelity Holdings, Inc.                                    28,219
   1,800     *Footstar, Inc.                                             54,900
   3,000     *Fossil, Inc.                                               69,469
   1,800     *Global Sports, Inc.                                        22,500
   3,600     *Handleman Co.                                              48,150
  28,600     *Hanover Direct, Inc.                                      103,675
   4,000      Haverty Furniture Companies, Inc.                          50,500
   2,000    *+Henry Schein, Inc.                                         26,438
   2,650    *+Insight Enterprises, Inc.                                 107,242
   1,800     *InterTAN, Inc.                                             47,025
   1,900     *Jo Ann Stores, Inc. Cl. A                                  21,375
   1,300    *+Lands' End, Inc.                                           45,175
   2,600    *+Men's Wearhouse, Inc.                                      76,537
   2,700    *+Michaels Stores, Inc.                                      76,528
   4,407     *Micro Warehouse, Inc.                                      81,392
   4,500     *MSC Industrial Direct, Inc. Cl. A                          59,625
   4,200    *+Musicland Stores, Inc.                                     35,438
  12,900     *Office Max, Inc.                                           70,950
   3,500    *+Pacific Sunwear of California, Inc.                       111,453
   2,000     *PC Connection, Inc.                                        68,750
   4,500      Pep Boys-Manny, Moe & Jack                                 41,063
   3,400     *Petco Animal Supplies, Inc.                                50,150
  13,900    *+PETsMART, Inc.                                             78,622
  11,300     +Pier 1 Imports, Inc.                                       72,037
   2,700    *+Rexall Sundown, Inc.                                       27,928
   3,300     *School Specialty, Inc.                                     49,603
   3,900     *Shop At Home, Inc.                                         38,634
   2,900     *ShopKo Stores, Inc.                                        66,700
   3,500     *Spiegel, Inc. Cl. A                                        24,555
   5,200     *Stein Mart, Inc.                                           29,900
   5,100     *Sunglass Hut International, Inc.                           57,694
   6,800     *Transport World Entertainment Corp.                        70,975
   1,500     *Tuesday Morning Corp.                                      27,328
   2,400     *Tweeter Home Entertainment Group, Inc.                     84,900
   1,200    *+uBID, Inc.                                                 31,725
   2,400     *Urban Outfitters, Inc.                                     70,050
   3,200    *+Value America, Inc.                                        16,100
   2,900     *Value City Department Stores, Inc.                         43,862
   2,900     *ValueVision International, Inc.                           166,297
   1,500     *Whitehall Jewellers, Inc.                                  55,078
                                                                   -------------
                                                                      3,602,791
--------------------------------------------------------------------------------
Shipbuilding: 0.1%
   3,900     +Newport News Shipbuilding, Inc.                           107,250
--------------------------------------------------------------------------------
Software: 8.2%
   5,800    *+Acclaim Entertainment, Inc.                                29,906
   2,400    *+Activision, Inc.                                           36,900
   1,200    *+Advantage Learning System                                  13,538
   1,300     *Advent Software, Inc.                                      83,241
     700     *Allaire Corp.                                             102,637
   3,000     *Anacomp, Inc.                                              55,125
   1,500     *Ardent Software, Inc.                                      58,125
   2,800    *+Aspect Development, Inc.                                  192,150
   2,800    *+AXENT Technologies, Inc.                                   59,325
   3,100     *BARRA, Inc.                                                99,587
   1,600     *Bindview Development Corp.                                 79,450
   1,200     *Bottomline Technologies, Inc.                              43,275
   6,700     *Broadvision, Inc.                                       1,139,419
   2,100    *+Cerner Corp.                                               41,278
   2,615     *Clarify, Inc.                                             331,533
   2,500     *Com21, Inc.                                                56,016
   1,200    *+Concur Technologies, Inc.                                  34,688
   2,800     *Datastream Systems, Inc.                                   68,163
   1,900     *Documentum, Inc.                                          113,822
   1,900    *+Entrust Technologies, Inc.                                113,822
   4,700     *Filenet Corp.                                             121,025
   1,900     *Genrad, Inc.                                               30,638
     900     *Great Plains Software, Inc.                                67,303
   1,500     +Henry (Jack) & Associates, Inc.                            79,078

                                     MSF-73

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
 SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Software: (Continued)
   2,700    *+HNC Software, Inc.                                   $    286,116
   3,200     *Hyperion Solutions Corp.                                  139,300
   4,300    *+Imation Corp.                                             144,319
   5,600     *IMRglobal Corp.                                            69,825
   3,300    *+InfoCure Corp.                                            103,022
   1,100     *Informatica Corp.                                         115,775
  21,100    *+Informix Corp.                                            241,991
   3,500     *Integrated Systems, Inc. Cl. A                            117,359
   2,500     *ISS Group, Inc.                                           177,656
   3,500     *JDA Software Group, Inc.                                   56,875
   1,350     *Kronos, Inc.                                               82,434
   2,500    *+Manugistics Group, Inc.                                    81,172
   3,400     *Mastech Corp.                                              84,256
   4,671     *Mercury Interactive Corp.                                 504,322
   2,800     *MessageMedia, Inc.                                         39,463
   1,200     *Micromuse, Inc.                                           204,150
   4,600     *MicroStrategy, Inc. Cl. A                                 966,144
   3,700     *Midway Games, Inc.                                         88,569
   2,900     *National Instruments Corp.                                111,559
   1,600     *Net Perceptions, Inc.                                      67,200
   2,300     *Onyx Software Corp.                                        85,387
   3,000    *+Open Market, Inc.                                         135,469
   1,200     *Pegasus Systems, Inc.                                      72,337
   2,900     *Peregrine Systems, Inc.                                   243,872
   2,200     *Phoenix Technology, Ltd.                                   34,650
   3,600    *+Policy Management Systems Corp.                            92,025
  11,500     *Premiere Technologies, Inc.                                80,141
   2,500    *+Primark Corp.                                              69,531
   1,700     *Progress Software Corp.                                    96,262
   1,800     *Project Software & Development, Inc.                       99,675
   2,500     *Remedy Corp.                                              118,906
   4,200     *Saga Systems, Inc.                                         83,737
   1,200    *+SalesLogix Corp.                                           49,275
   1,000    *+Sanchez Computer Associates, Inc.                          41,500
   2,900     *SERENA Software, Inc.                                      89,809
     500     *Silknet Software, Inc.                                     82,437
   2,600     *Structural Dynamics Research Corp.                         33,231
   9,100     *Sybase, Inc.                                              154,416
   1,200     *Tenfold Corp.                                              47,438
   3,400    *+Transaction Systems Architects, Inc. Cl. A                 95,306
   1,400    *+TSI International Software, Ltd.                           79,187
   2,600    *+Ultratech Stepper, Inc.                                    42,088
   3,400     *Verity, Inc.                                              144,606
   3,200     *Visio Corp.                                               152,000
   1,000     *WebTrends Corp.                                            80,750
   3,500    *+Wind River Systems, Inc.                                  128,297
                                                                   -------------
                                                                      9,163,883
--------------------------------------------------------------------------------
Technology: 1.0%
   2,900    *+Cree Research, Inc.                                       246,862
  12,400     *Cypress Semiconductor Corp.                               401,450
   1,400      Optical Coating Laboratory, Inc.                          412,650
   1,900  *(S)Prociurenet, Inc.                                             285
   2,800     *Varian, Inc.                                               63,088
                                                                   -------------
                                                                      1,124,335
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: 6.5%
   3,500     *ACTV, Inc.                                                159,141
   1,800    *+Adaptive Broadband Corp.                                  131,287
   2,000     *Adelphia Business Solutions, Inc.                          95,375
   2,200     *Advanced Radio Telecom Corp.                               52,525
   1,300    *+Aerial Communications, Inc.                                79,178
   2,000    *+American Mobile Satellite Corp.                            42,188
   2,400    *+ANTEC Corp.                                                87,675
   5,800    *+Aspect Communications Corp.                               226,925
   3,100    *+Avant Corp.                                                46,597
   1,900     *AVT Corp.                                                  89,419
   1,200     *C-COR.Net Corp.                                            91,875
   3,200     *Caprock Communications Corp.                              103,800
     900    *+Carrier Access Corp.                                       61,116
   1,200     *Commonwealth Telephone Enterprises                         63,225
     800      CT Communications, Inc.                                    44,650
   1,700     *CTC Communications Group, Inc.                             66,406
   7,200     *Digital Microwave Corp.                                   168,975
   1,400     *DSP Group, Inc.                                           130,113
   2,650    *+Dycom Industries, Inc.                                    116,766
   9,100     *e.spire Communications, Inc.                               52,609
   6,400     *General Communication, Inc.                                27,800
   1,500     *Genesys Telecommunications Laboratories, Inc.              81,234
   7,800     *Glenayre Technologies, Inc.                                87,506
   3,300    *+Harmonic Lightwaves, Inc.                                 312,984
   4,700    *+ICG Communications, Inc.                                   87,978
   1,200     *Inet Technologies, Inc.                                    84,225
   2,000      Inter-Tel, Inc.                                            49,938
   7,000    *+InterDigital Communications Corp.                         525,000
   5,300    *+Intermedia Communications, Inc.                           205,375
   2,500     *InterVoice, Inc.                                           58,281
   1,500     *Intraware, Inc.                                           119,719
     600     *IPC Communications, Inc.                                   42,600
   2,200     *Leap Wireless International, Inc.                         172,150
   1,200     *Maker Communications, Inc.                                 51,450
   1,900     *MGC Communications, Inc.                                   96,069
   2,800    *+MRV Communications, Inc.                                  176,050
   2,400      North Pittsburgh Systems, Inc.                             36,450
   1,200     *NorthEast Optic Network, Inc.                              75,038
   1,900    *+Oak Industries, Inc.                                      201,637
   3,600    *+Omnipoint Corp.                                           433,575
   2,200     *Pacific Gateway Exchange, Inc.                             37,469
   7,800    *+Pairgain Technologies, Inc.                               110,419
   3,400     *Pinnicle Holdings, Inc.                                   145,350
   1,900    *+Plantronics, Inc.                                         135,969
   2,200     *Polycom, Inc.                                             140,456
   2,700    *+Powertel,  Inc.                                           270,506
   1,400     *Powerwave Technologies, Inc.                               81,681

                                     MSF-74

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
 SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Telecommunications Equipment & Services: (Continued)
   5,220     *Price Communications Corp.                           $    145,181
   2,600     *Primus Telecommunications Group, Inc.                      99,450
   1,300    *+Proxim, Inc.                                              144,869
   1,400    *+Razorfish, Inc.                                           133,087
   3,500    *+REMEC, Inc.                                                89,141
   8,600     *Sitel Corp.                                                60,200
   7,400     *Star Telecommunications, Inc.                              57,928
   3,975     +Superior Telecom, Inc.                                     61,364
   4,475    *+Talk.Com, Inc.                                             79,291
   1,600    *+Terayon Communication Systems                             100,850
   1,411     *Tut Systems, Inc.                                          75,929
   1,300     *US LEC Corp. Cl. A                                         41,803
   2,100     *Viatel, Inc.                                              112,481
   8,000    *+Weblink Wireless, Inc.                                    124,750
   3,200     *West Teleservices Corp.                                    78,500
   4,900    *+World Access, Inc.                                         95,397
                                                                   -------------
                                                                      7,256,975
--------------------------------------------------------------------------------
Textiles & Apparel: 0.9%
   2,550     *Albany International Corp. Cl. A                           39,525
   1,900      Brown Shoe Company, Inc.                                   26,838
   4,100     *Burlington Industries, Inc.                                16,400
   2,100     *Columbia Sportswear Co.                                    45,281
   2,400    *+Genesco, Inc.                                              31,200
   5,100     *Goody's Family Clothing, Inc.                              27,333
   2,800     *Guess?, Inc.                                               60,900
   7,900     +Interface, Inc. Cl. A                                      44,684
   2,600      Justin Industries, Inc.                                    38,675
   2,500      Kellwood Co.                                               48,594
     700     *Kenneth Cole Productions, Inc. Cl. A                       32,025
   2,300     *Nautica Enterprises, Inc.                                  26,091
   2,200      Oshkosh B'Gosh, Inc. Cl. A                                 44,619
   3,900     *Paxar Corp.                                                32,906
   3,300      Phillips-Van Heusen Corp.                                  27,431
   1,400     *Quiksilver, Inc.                                           21,700
   3,700    *+Reebok International Ltd.                                  30,294
   3,439      Russell Corp.                                              57,603
   1,300      Springs Industries, Inc.                                   51,919
   9,300      Stride Rite Corp.                                          60,450
   1,200     +Talbots, Inc.                                              53,550
   1,200     *The Timberland Co.                                         63,450
   6,800     *Unifi, Inc.                                                83,725
   2,700     +Wolverine World Wide, Inc.                                 29,531
                                                                   -------------
                                                                        994,724
--------------------------------------------------------------------------------
Tires & Rubber: 0.0%
   1,900      Bandag, Inc.                                               47,500
--------------------------------------------------------------------------------
Tobacco: 0.1%
   4,780     +Brooke Group Ltd.                                          71,401
   3,100      Universal Corp.                                            70,719
                                                                   -------------
                                                                        142,120
--------------------------------------------------------------------------------
Toys & Amusements: 0.0%
   1,950     *Jakks Pacific, Inc.                                  $     36,441
--------------------------------------------------------------------------------
Transportation: 0.2%
   3,800      Air Express International Corp.                           122,907
   1,900      Circle International Group, Inc.                           42,156
   1,900     *Heartland Express, Inc.                                    30,400
                                                                   -------------
                                                                        195,463
--------------------------------------------------------------------------------
Transportation-Airlines: 0.7%
   5,800      Airborne Freight Corp.                                    127,600
   2,700     *Alaska Air Group, Inc.                                     94,837
   3,900     *America West Holding Corp. Cl. B                           80,925
   4,100     *Amtran, Inc.                                               78,669
   3,600    *+Atlantic Coast Airlines Holdings, Inc.                     84,825
   2,800     *Atlas Air, Inc.                                            76,825
   1,850     *Eagle USA Airfreight, Inc.                                 79,955
   4,000     *Mesaba Holdings, Inc.                                      46,625
   2,700     *Midwest Express Holdings, Inc.                             86,062
   2,300      SkyWest, Inc.                                              64,688
                                                                   -------------
                                                                        821,011
--------------------------------------------------------------------------------
Transportation-Railroad: 0.4%
   1,800     *ABC-NACO, Inc.                                             14,962
   3,400      Florida East Coast Industries, Inc.                       141,950
   4,100     *Swift Transportation Co., Inc.                             72,391
   4,200      Trinity Industries, Inc.                                  119,437
   8,500    *+Wisconsin Central Transportation Corp.                    114,219
                                                                   -------------
                                                                        462,959
--------------------------------------------------------------------------------
Transportation-Shipping: 0.2%
   4,900      Alexander & Baldwin, Inc.                                 111,475
   2,500     *Kirby Corp.                                                51,250
   2,800      Werner Enterprises, Inc.                                   39,113
                                                                   -------------
                                                                        201,838
--------------------------------------------------------------------------------
Transportation-Trucking: 0.6%
   1,400     *American Freightways Corp.                                 22,706
   2,500      Arnold Industries, Inc.                                    35,234
   4,700      C.H.Robinson Worldwide, Inc.                              186,972
   1,200     *Forward Air Corp.                                          52,012
   4,600      Hunt (J.B.) Transport Services, Inc.                       63,681
     700     *Knight Transportation, Inc.                                11,769
     800     *Landstar System, Inc.                                      33,575
   1,800     *M.S. Carriers, Inc.                                        42,638
   1,800      Roadway Express, Inc.                                      38,925
   4,100      Smart & Final, Inc.                                        29,725
   3,100      U.S. Freightways Corp.                                    147,637
   2,000     *Yellow Corp.                                               33,813
                                                                   -------------
                                                                        698,687
--------------------------------------------------------------------------------
Utilities: 0.3%
   1,000      Aquarion Co.                                               37,000
   3,500     +Avista Corp.                                               54,031
   1,200      California Water Service Group                             36,375

                                     MSF-75

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX                                       SCHEDULE OF INVESTMENTS
PORTFOLIO                                                DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
 SHARES                     ISSUE                                    (NOTE 1A)
--------------------------------------------------------------------------------
COMMON STOCK: (Continued)
--------------------------------------------------------------------------------
Utilities: (Continued)
   3,700      Philadelphia Suburban Corp.                          $     76,544
   2,100      SIGCORP, Inc.                                              47,775
   3,400      United Water Resources, Inc.                              116,238
                                                                        367,963
--------------------------------------------------------------------------------

Utilities-Electric: 1.4%
   1,200      American States Water Co.                                  43,200
   3,200      Black Hills Corp.                                          71,000
   1,700      CH Energy Group, Inc.                                      56,100
   2,200      Cleco Corp.                                                70,537
   3,600      CMP Group, Inc.                                            99,225
   3,400      Eastern Utilities Associates                              103,062
   8,000     *El Paso Electric Co.                                       78,500
   1,900      Empire District Electric Co.                               42,988
   3,400     +Hawaiian Electric Industries, Inc.                         98,175
   3,900     +IdaCorp, Inc.                                             104,569
   3,100      Madison Gas & Electric Co.                                 63,163
   2,900      Northwestern Corp.                                         63,800
   1,700      Otter Tail Power Co.                                       63,963
   6,100      Public Service Co. of New Mexico                           99,125
   4,600      RGS Energy Group, Inc.                                     94,587
   8,668      Sierra Pacific Resources                                  150,065
   1,200      TNP Enterprises, Inc.                                      49,500
   3,100     *Unisource Energy Corp.                                     34,681
   1,600      United Illuminating Co.                                    82,200
   3,200     +WPS Resources Corp.                                        80,400
                                                                   -------------
                                                                      1,548,840
--------------------------------------------------------------------------------
Utilities-Gas & Pipelines: 1.9%
   7,800      AGL Resources, Inc.                                       132,600
   3,700     +Atmos Energy Corp.                                         75,619
   2,400      Cascade Natural Gas Corp.                                  38,700
   2,185      Connecticut Energy Corp.                                   84,942
   1,100      CTG Resources, Inc.                                        38,225
   3,029      Eastern Enterprises                                       173,978
   4,200      Equitable Resources, Inc.                                 140,175
   2,600     +Indiana Energy, Inc.                                       46,150
   1,900      Laclede Gas Co.                                            41,087
   6,500      MDU Resources Group, Inc.                                 130,000
   1,900      New Jersey Resources Corp.                                 74,219
   2,200      Northwest Natural Gas Co.                                  48,056
   1,500      NUI Corp.                                                  39,563
   3,900      Piedmont Natural Gas Co., Inc.                            117,975
   2,700      Public Service Co. of North Carolina, Inc.                 87,244
   5,600      SEMCO Energy, Inc.                                         66,150
   1,300      South Jersey Industries, Inc.                              36,969
   3,537    *+Southern Union Co.                                         67,645
   2,800      Southwest Gas Corp.                                        64,400
  11,822     *TransMontaigne, Inc.                                       82,754
   4,500      UGI Corp.                                                  91,969
   6,400      Washington Gas Light Co.                                  176,000
   4,700     +Western Gas Resources, Inc.                                61,981
   4,200      WICOR, Inc.                                               122,587
   1,200      Yankee Energy Systems, Inc.                                52,725
                                                                   -------------
                                                                      2,091,713
--------------------------------------------------------------------------------
Utilities-Telephone: 0.3%
   1,000      CFW Communications Co.                                     34,500
   2,700     *Commnet Cellular, Inc.                                     86,653
   2,300    *+IDT Corp.                                                  43,484
   5,300     *ITC Deltacom, Inc.                                        146,247
                                                                   -------------
                                                                        310,884
--------------------------------------------------------------------------------
Utilities-Water: 0.1%
     900      E'town Corp.                                               56,025
     500      SJW Corp.                                                  60,125
                                                                   -------------
                                                                        116,150
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost: $94,276,865) ..............................    111,978,300
                                                                  --------------

--------------------------------------------------------------------------------
   FACE                                       INTEREST   MATURITY       VALUE
  AMOUNT               ISSUE                    RATE       DATE       (NOTE 1A)
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 0.9%
--------------------------------------------------------------------------------
$354,000     *Federal Home Loan Bank           5.470%    2/16/00   $    351,526
 650,000     *Federal National
              Mortgage Assoc.                  5.360%    2/17/00        645,451
--------------------------------------------------------------------------------
              TOTAL SHORT TERM OBLIGATIONS
              (Cost: $996,977) .................................        996,977
                                                                  --------------
--------------------------------------------------------------------------------
              TOTAL INVESTMENTS: 101.1%
              (Cost: $95,273,842) ..............................    112,975,277
              OTHER ASSETS LESS LIABILITIES: (1.1)% ............     (1,246,645)
                                                                  --------------
              TOTAL NET ASSETS: 100.0% .........................   $111,728,632
                                                                  --------------
--------------------------------------------------------------------------------

LEGEND:
+   Securities on loan.
*   Non-income producing security.

(S) Illiquid Security

! Fractional Shares

SECURITIES ON LOAN: (Note 7)
As of December 31, 1999, the market value of securities loaned was $13,914,561 with collateral backing valued at $14,231,802.

ILLIQUID SECURITIES:(Note 2)
--------------------------------------------------------------------------------
                               ACQUISITION        ACQUISITION       VALUATION AS
           ISSUE                  DATE               COST          OF 12/31/1999
--------------------------------------------------------------------------------
Procurent, Inc.                  4/15/99           $ 285              $ 285


See Notes of Financial Statements.



                                     MSF-76

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                          DECEMBER 31, 1999
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                                                     STATE STREET
                                                                        STATE STREET   STATE STREET    RESEARCH      STATE STREET
                                                                          RESEARCH       RESEARCH        MONEY         RESEARCH
                                                                           GROWTH         INCOME        MARKET       DIVERSIFIED
                                                                          PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                                      ---------------  ------------- ------------    --------------
ASSETS:         Investments, at value (Note 1A) ...................    $3,641,886,060   $466,920,276   $51,029,890   $2,851,153,774
                Cash ..............................................             6,820             --           155          389,297
                Foreign currencies held at value ..................                --             --            --               --
                Receivable for investment securities sold .........        10,118,579      2,712,173            --        8,872,206
                Receivable for fund shares sold ...................         5,307,569      4,749,782       531,361        8,149,885
                Receivable for dividends and interest .............         1,496,761      7,653,445           642       21,748,340
                Daily variation on futures contracts (Note 11) ....                --             --            --               --
                Collateral for securities loaned (Note 7) .........        42,952,830     30,078,618            --       85,210,724
                Other assets ......................................            21,358         10,194            --               --
                                                                       --------------   ------------   -----------   --------------
                     TOTAL ASSETS .................................     3,701,789,977    512,124,488    51,562,048    2,975,524,226
                                                                       --------------   ------------   -----------   --------------

LIABILITIES:    Payable for investment securities purchased .......        34,127,271      3,769,719            --       14,402,706
                Payable for capital stock repurchased .............             6,363             --            --           35,841
                Unrealized depreciation on forward
                    contracts (Note 10) ...........................                --        154,373            --          412,396
                Return of collateral for securities loaned (Note 7)        42,952,830     30,078,618            --       85,210,724
                Bank overdraft ....................................                --         97,561            --               --
                Accrued investment management fee (Note 3) ........         1,387,867        132,327        10,579        1,017,302
                Accrued and other liabilities .....................                --         12,191         6,478           33,612
                                                                       --------------   ------------   -----------   --------------
                     TOTAL LIABILITIES ............................        78,474,331     34,244,789        17,057      101,112,581
                                                                       --------------   ------------   -----------   --------------
NET ASSETS:                                                            $3,623,315,646   $477,879,699   $51,544,991   $2,874,411,645
                                                                       ==============   ============   ===========   ==============

COMPOSITION OF
NET ASSETS:     Paid-in-capital ...................................     2,633,300,237    512,016,670    51,521,395    2,507,951,636
                Undistributed (overdistributed) net investment
                 income (loss) ....................................          (273,984)       368,262        21,339               --
                Net unrealized appreciation (depreciation) ........       953,566,782    (23,846,753)           --      356,517,522
                Accumulated net realized gain (loss) ..............        36,722,611    (10,658,480)        2,257        9,942,487
                                                                       --------------   ------------   -----------   --------------
                     NET ASSETS ...................................    $3,623,315,646   $477,879,699   $51,544,991   $2,874,411,645
                                                                       ==============   ============   ===========   ==============
                     SHARES OUTSTANDING ...........................        92,575,151     40,899,707     4,983,562      157,291,656
                                                                       ==============   ============   ===========   ==============
                     NET ASSET VALUE PER SHARE ....................    $        39.14   $      11.68   $     10.34   $        18.27
                                                                       ==============   ============   ===========   ==============
                -------------------------------------------------------------------------------------------------------------------
                Notes:
                (1) Investments, at cost ..........................    $2,688,319,278   $490,615,252   $51,029,890   $2,494,230,295
                (2) Cost of foreign currency ......................                --             --            --               --
                See Notes to Financial Statements


                                    MSF-78

                                                                         STATE STREET
                                                                           RESEARCH          METLIFE          SANTANDER
                                                                          AGGRESSIVE          STOCK         INTERNATIONAL
                                                                            GROWTH            INDEX             STOCK
                                                                           PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                                       -----------------  --------------    -------------
ASSETS:          Investments, at value (Note 1A) ...................    $1,621,898,878    $4,210,020,063    $317,221,092
                 Cash ..............................................               593           208,617              30
                 Foreign currencies held at value ..................                --                --           3,271
                 Receivable for investment securities sold .........         9,143,826           352,406              --
                 Receivable for fund shares sold ...................                --                --       1,136,000
                 Receivable for dividends and interest .............           363,617         3,767,986         134,227
                 Daily variation on futures contracts (Note 11) ....                --                --              --
                 Collateral for securities loaned (Note 7) .........       110,786,326        40,696,171      16,707,986
                 Other assets ......................................            21,136                --         358,538
                                                                        --------------    --------------    ------------
                      TOTAL ASSETS .................................     1,742,214,376     4,255,045,243     335,561,144
                                                                        --------------    --------------    ------------

LIABILITIES:     Payable for investment securities purchased .......        17,947,803         1,127,147              --
                 Payable for capital stock repurchased .............        11,741,474         7,046,896              25
                 Unrealized depreciation on forward
                     contracts (Note 10) ...........................                --                --         746,539

                 Return of collateral for securities loaned (Note 7)       110,786,326        40,696,171      16,707,986
                 Bank overdraft ....................................                --                --              --
                 Accrued investment management fee (Note 3) ........           898,073           867,934         196,549
                 Accrued and other liabilities .....................                --           105,408          79,174
                                                                        --------------    --------------    ------------
                      TOTAL LIABILITIES ............................       141,373,676        49,843,556      17,730,273
                                                                        --------------    --------------    ------------
NET ASSETS:                                                             $1,600,840,700    $4,205,201,687    $317,830,871
                                                                        ==============    ==============    ============

COMPOSITION OF
NET ASSETS:      Paid-in-capital ...................................       918,375,247     2,526,535,196     278,091,811
                 Undistributed (overdistributed) net investment
                  income (loss) ....................................          (554,042)          220,182       1,750,852
                 Net unrealized appreciation (depreciation) ........       480,524,267     1,655,075,243      42,637,273
                 Accumulated net realized gain (loss) ..............       202,495,228        23,371,066      (4,649,065)
                                                                        --------------    --------------    ------------
                      NET ASSETS ...................................    $1,600,840,700    $4,205,201,687    $317,830,871
                                                                        ==============    ==============    ============
                      SHARES OUTSTANDING ...........................        41,639,729       103,608,352      22,911,816
                                                                        ==============    ==============    ============
                      NET ASSET VALUE PER SHARE ....................    $        38.45    $        40.59    $      13.87
                                                                        ==============    ==============    ============

                 ---------------------------------------------------------------------------------------------------------
                 Notes:
                 (1) Investments, at cost ..........................    $1,141,374,611    $2,554,944,820    $273,824,465
                 (2) Cost of foreign currency ......................                --                --           3,500

                                                                          LOOMIS                       T. ROWE PRICE
                                                                          SAYLES            JANUS         SMALL CAP
                                                                        HIGH YIELD          MID CAP         GROWTH
                                                                         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                                      ---------------  ----------------  ---------------
ASSETS:          Investments, at value (Note 1A) ...................    $59,765,031      $1,967,235,474    $271,563,055
                 Cash ..............................................            650                 436              --
                 Foreign currencies held at value ..................             --                  --              --
                 Receivable for investment securities sold .........             --              80,630              --
                 Receivable for fund shares sold ...................        944,929               2,570              --
                 Receivable for dividends and interest .............      1,096,622               3,410          76,733
                 Daily variation on futures contracts (Note 11) ....             --                  --          62,400
                 Collateral for securities loaned (Note 7) .........      1,616,200         201,946,836      24,009,061
                 Other assets ......................................            580              80,708              --
                                                                        -----------      --------------    ------------
                      TOTAL ASSETS .................................     63,424,012       2,169,350,064     295,711,249
                                                                        -----------      --------------    ------------

LIABILITIES:     Payable for investment securities purchased .......         59,513           1,836,803              --
                 Payable for capital stock repurchased .............             --          32,632,415       2,056,610
                 Unrealized depreciation on forward
                     contracts (Note 10) ...........................             --                  --              --
                 Return of collateral for securities loaned (Note 7)      1,616,200         201,946,836      24,009,061
                 Bank overdraft ....................................             --                  --              --
                 Accrued investment management fee (Note 3) ........         35,479             988,156         109,954
                 Accrued and other liabilities .....................         11,451             148,800          17,982
                                                                        -----------      --------------    ------------
                      TOTAL LIABILITIES ............................      1,722,643         237,553,010      26,193,607
                                                                        -----------      --------------    ------------
NET ASSETS:                                                             $61,701,369      $1,931,797,054    $269,517,642
                                                                        ===========      ==============    ============

COMPOSITION OF
NET ASSETS:      Paid-in-capital ...................................     67,687,496       1,041,683,878     200,030,927
                 Undistributed (overdistributed) net investment
                  income (loss) ....................................           (633)                 --              --
                 Net unrealized appreciation (depreciation) ........     (3,230,042)        731,662,907      71,492,818
                 Accumulated net realized gain (loss) ..............     (2,755,452)        158,450,269      (2,006,103)
                                                                        -----------      --------------    ------------
                      NET ASSETS ...................................    $61,701,369      $1,931,797,054    $269,517,642
                                                                        ===========      ==============    ============
                      SHARES OUTSTANDING ...........................      6,787,498          52,874,145      17,130,944
                                                                        ===========      ==============    ============
                      NET ASSET VALUE PER SHARE ....................    $      9.09      $        36.54    $      15.73
                                                                        ===========      ==============    ============

                 ---------------------------------------------------  --------------------------------------------------
                 Notes:
                 (1) Investments, at cost ..........................    $62,995,653      $1,235,572,607    $200,136,612
                 (2) Cost of foreign currency ......................             --                  --              --

                                                                          SCUDDER
                                                                           GLOBAL
                                                                           Equity
                                                                         Portfolio
                                                                      ----------------
ASSETS:          Investments, at value (Note 1A) ...................     $169,865,949
                 Cash ..............................................              335
                 Foreign currencies held at value ..................          604,411
                 Receivable for investment securities sold .........            6,878
                 Receivable for fund shares sold ...................          983,589
                 Receivable for dividends and interest .............          333,691
                 Daily variation on futures contracts (Note 11) ....               --
                 Collateral for securities loaned (Note 7) .........       10,783,931
                 Other assets ......................................           56,800
                                                                         ------------
                      TOTAL ASSETS .................................      182,635,584
                                                                         ------------

LIABILITIES:     Payable for investment securities purchased .......               --
                 Payable for capital stock repurchased .............               --
                 Unrealized depreciation on forward
                     contracts (Note 10) ...........................               --
                 Return of collateral for securities loaned (Note 7)       10,783,931
                 Bank overdraft ....................................               --
                 Accrued investment management fee (Note 3) ........           86,793
                 Accrued and other liabilities .....................           50,439
                                                                         ------------
                      TOTAL LIABILITIES ............................       10,921,163
                                                                         ------------
NET ASSETS:                                                              $171,714,421
                                                                         ============
                 Undistributed (overdistributed) net investment
                  income (loss) ....................................      133,037,085
                 Net unrealized appreciation (depreciation) ........          828,950
                 Accumulated net realized gain (loss) ..............       38,073,991
                      NET ASSETS ...................................         (225,605)
                                                                         ------------
                      SHARES OUTSTANDING ...........................     $171,714,421
                                                                         ============
                      NET ASSET VALUE PER SHARE ....................       11,518,807
                                                                         ============
                                                                         $      14.91
                                                                         ============

                 --------------------------------------------------------------------
                 Notes:
                 (1) Investments, at cost ..........................     $131,785,057
                 (2) Cost of foreign currency ......................          603,378


                                    MSF-79

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                          DECEMBER 31, 1999
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                                           NEUBERGER                     LEHMAN
                                                                             HARRIS          BERMAN                     BROTHERS
                                                                            OAKMARK        PARTNERS        T. ROWE      AGGREGATE
                                                                           LARGE CAP        MID CAP      PRICE LARGE      BOND
                                                                             VALUE           VALUE        CAP GROWTH      INDEX
                                                                           PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                                          ------------   ------------  -------------- -------------
ASSETS:          Investments, at value (Note 1A) ........................ $ 37,711,994   $ 38,734,419  $  52,687,978  $ 126,010,697
                 Cash ...................................................          147            335            145         58,694
                 Foreign currencies held at value .......................           --             --             --             --
                 Receivable for investment securities sold ..............           --         25,261        111,905             --
                 Receivable for fund shares sold ........................      944,083        466,197         53,815      6,411,026
                 Receivable for dividends and interest ..................       94,252         32,534         35,636      1,803,995
                 Unrealized appreciation on forward contracts (Note 10) .           --             --             --             --
                 Collateral for securities loaned (Note 7) ..............           --             --             --     14,654,234
                 Other assets ...........................................        3,160          6,820         25,897             --
                                                                          ------------   ------------  -------------  -------------
                    TOTAL ASSETS ........................................   38,753,636     39,265,566     52,915,376    148,938,646
                                                                          ------------   ------------  -------------  -------------

LIABILITIES:     Payable for investment securities purchased ............      344,799        521,891      1,453,391      4,902,476
                 Payable for capital stock repurchased ..................           --             --             --             --
                 Unrealized depreciation on forward contracts (Note 10) .           --             --             --             --
                 Return of collateral for securities loaned (Note 7) ....           --             --             --     14,654,234
                 Bank overdraft .........................................           --             --             --             --
                 Accrued investment management fee (Note 3) .............       22,915         21,686         27,034         25,816
                 Accrued and other liabilities ..........................        8,393             --         33,435         17,460
                                                                          ------------   ------------  -------------  -------------
                    TOTAL LIABILITIES ...................................      376,107        543,577      1,513,860     19,599,986
                                                                          ------------   ------------  -------------  -------------
NET ASSETS:                                                               $ 38,377,529   $ 38,721,989  $  51,401,516  $ 129,338,660
                                                                          ============   ============  =============  =============

COMPOSITION OF
NET ASSETS:      Paid-in-capital ........................................   43,472,386     36,750,304     44,221,645    135,834,423
                 Undistributed (overdistributed) net investment
                   income (loss) ........................................       71,178          9,705        (52,538)        26,427
                 Net unrealized appreciation (depreciation) .............   (5,647,965)     1,594,900      6,606,964     (5,066,061)
                 Accumulated net realized gain (loss) ...................      481,930        367,080        625,445     (1,456,129)
                                                                          ------------   ------------  -------------  -------------
                    NET ASSETS .......................................... $ 38,377,529   $ 38,721,989  $  51,401,516  $ 129,338,660
                                                                          ============   ============  =============  =============
                    SHARES OUTSTANDING ..................................    4,297,077      3,234,601      3,833,421     13,680,253
                                                                          ============   ============  =============  =============
                    NET ASSET VALUE PER SHARE ........................... $       8.93   $      11.97  $       13.41  $        9.45
                                                                          ============   ============  =============  =============

                 ------------------------------------------------------------------------------------------------------------------
                 Notes:
                 (1) Investments, at cost ...............................  $43,359,958   $ 37,139,519  $  46,080,986   $131,076,757
                 (2) Cost of foreign currency ...........................           --             --             --             --



            See Notes to Financial Statements



                                     MSF-80

                                                                                  MORGAN
                                                                                 STANLEY                      RUSSELL
                                                                                   EAFE                         2000
                                                                                  INDEX                        INDEX
                                                                                PORTFOLIO                    PORTFOLIO
                                                                               -----------                  ------------
ASSETS:          Investments, at value (Note 1A) ........................      $83,252,108                  $112,975,277
                 Cash ...................................................           52,674                        27,720
                 Foreign currencies held at value .......................           26,810                            --
                 Receivable for investment securities sold ..............          121,306                        85,148
                 Receivable for fund shares sold ........................               --                            --
                 Receivable for dividends and interest ..................           48,205                       113,790
                 Unrealized appreciation on forward contracts (Note 10) .               --                            --
                 Collateral for securities loaned (Note 7) ..............          748,255                    14,231,802
                 Other assets ...........................................           33,900                           170
                                                                               -----------                  ------------
                    TOTAL ASSETS ........................................       84,283,258                   127,433,907
                                                                               -----------                  ------------

LIABILITIES:     Payable for investment securities purchased ............          289,986                        27,479
                 Payable for capital stock repurchased ..................          870,549                     1,405,515
                 Unrealized depreciation on forward contracts (Note 10) .               --                            --
                 Return of collateral for securities loaned (Note 7) ....          748,255                    14,231,802
                 Bank overdraft .........................................               --                            --
                 Accrued investment management fee (Note 3) .............           19,553                        21,952
                 Accrued and other liabilities ..........................               --                        18,527
                                                                               -----------                  ------------
                    TOTAL LIABILITIES ...................................        1,928,343                    15,705,275
                                                                               -----------                  ------------
NET ASSETS:                                                                    $82,354,915                  $111,728,632
                                                                               ===========                  ============

COMPOSITION OF
NET ASSETS:      Paid-in-capital ........................................       67,173,081                    93,879,477
                 Undistributed (overdistributed) net investment
                   income (loss) ........................................          260,231                        46,205
                 Net unrealized appreciation (depreciation) .............       15,322,390                    17,701,435
                 Accumulated net realized gain (loss) ...................         (400,787)                      101,515
                                                                               -----------                  ------------
                    NET ASSETS ..........................................      $82,354,915                  $111,728,632
                                                                               ===========                  ============
                    SHARES OUTSTANDING ..................................        6,175,602                     8,921,351
                                                                               ===========                  ============
                    NET ASSET VALUE PER SHARE ...........................      $     13.34                  $      12.52
                                                                               ===========                  ============

                 ------------------------------------------------------------------------------------------------------------------
                 Notes:
                 (1) Investments, at cost ...............................      $67,928,255                  $ 95,273,842
                 (2) Cost of foreign currency ...........................           26,916                            --










                                     MSF-81

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                          DECEMBER 31, 1999
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                                                     STATE STREET
                                                                        STATE STREET  STATE STREET     RESEARCH     STATE STREET
                                                                          RESEARCH      RESEARCH         MONEY        RESEARCH
                                                                           GROWTH        INCOME         MARKET       DIVERSIFIED
                                                                         PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                      -------------  -------------  -------------  -------------
INVESTMENT       Interest (Note 1B) (1) ............................  $   6,500,838  $  33,004,186  $   2,637,495  $  84,635,415
INCOME:          Dividends (Note 1B) ...............................     29,633,884             --             --     13,585,885
                                                                      -------------  -------------  -------------  -------------
                 Total investment income, net of withholding
                  taxes (2) ........................................     36,134,722     33,004,186      2,637,495     98,221,300
                                                                      -------------  -------------  -------------  -------------

EXPENSES:        Investment management fee (Note 3A) ...............     15,804,021      1,635,946        127,180     11,893,804
                 Printing and distribution fees ....................        651,925        102,031          9,694        550,025
                 Custodian and transfer agent fees .................        420,320        147,764         46,463        437,882
                 Audit and tax service fees ........................         20,540         14,957         14,765         19,498
                 Directors fees ....................................          7,295          7,295          7,295          7,295
                 Insurance fees ....................................          5,035          5,035          5,035          5,035
                 Other operating expenses ..........................            856            788            848            859
                                                                      -------------  -------------  -------------  -------------
                 Total expenses before reimbursement ...............     16,909,992      1,913,816        211,280     12,914,398
                 Less: expense reimbursement .......................             --             --             --             --
                       expense reduction (Note 1H) .................        379,476             --             --        316,019
                                                                      -------------  -------------  -------------  -------------
                 Net expenses ......................................     16,530,516      1,913,816        211,280     12,598,379
                                                                      -------------  -------------  -------------  -------------
                       NET INVESTMENT INCOME (LOSS) ................     19,604,206     31,090,370      2,426,215     85,622,921
                                                                      -------------  -------------  -------------  -------------

NET REALIZED     Investments ........................................   353,541,999     (7,709,051)           (32)   148,525,615
GAIN (LOSS) ON:  Foreign currency transactions ......................       128,180       (468,893)            --       (659,228)
                                                                      -------------  -------------  -------------  -------------
                       NET REALIZED GAIN (LOSS)  ....................   353,670,179     (8,177,944)           (32)   147,866,387
                                                                      -------------  -------------  -------------  -------------


NET UNREALIZED   Beginning of period investments and foreign currency
APPRECIATION       holdings (Notes 8,10)  ...........................   756,429,561     10,923,390             --    357,500,084
(DEPRECIATION):  End of period investments and foreign currency
                  holdings (Notes 8,10)  ............................   953,566,782    (23,846,753)            --    356,517,522
                                                                      -------------  -------------  -------------  -------------
                       NET UNREALIZED APPRECIATION
                        (DEPRECIATION)  .............................   197,137,221    (34,770,143)            --       (982,562)
                                                                      -------------  -------------  -------------  -------------
                       NET INCREASE (DECREASE) IN NET
                        ASSETS RESULTING FROM OPERATIONS ............ $ 570,411,606  $ (11,857,717) $   2,426,183  $ 232,506,746
                                                                      =============  =============  =============  =============

                 ---------------------------------------------------------------------------------------------------------------
                 Notes:
                 (1) Income on securities loaned .................... $     152,978  $      75,164  $          --  $     272,971
                 (2) Withholding taxes ..............................       768,055             --             --        349,068



             See Notes to Financial Statements



                                    MSF-82

                                                                          STATE STREET
                                                                            RESEARCH           METLIFE              SANTANDER
                                                                           AGGRESSIVE           STOCK             INTERNATIONAL
                                                                            GROWTH              INDEX                 STOCK
                                                                           PORTFOLIO          PORTFOLIO             PORTFOLIO
                                                                         ------------      ---------------         -----------
INVESTMENT       Interest (Note 1B) (1) ............................     $  2,817,310       $      471,388         $   290,195
INCOME:          Dividends (Note 1B) ...............................        2,718,581           46,734,743           5,471,608
                                                                         ------------       --------------         -----------
                 Total investment income, net of withholding
                  taxes (2) ........................................        5,535,891           47,206,131           5,761,803
                                                                         ------------       --------------         -----------

                 Investment management fee (Note 3A) ...............        9,495,639            9,091,545           2,250,241
EXPENSES:        Printing and distribution fees ....................          259,299              701,589              60,808
                 Custodian and transfer agent fees .................          214,849              627,181             580,271
                 Audit and tax service fees ........................           16,060               21,316              15,312
                 Directors fees ....................................            7,295                7,295               7,295
                 Insurance fees ....................................            5,035                5,035               5,035
                 Other operating expenses ..........................              808                9,407                 825
                                                                         ------------       --------------         -----------
                 Total expenses before reimbursement ...............        9,998,985           10,463,368           2,919,787
                 Less: expense reimbursement .......................               --                   --                  --
                       expense reduction (Note 1H) .................          192,285                   --                  --
                                                                         ------------       --------------         -----------
                 Net expenses ......................................        9,806,700           10,463,368           2,919,787
                                                                         ------------       --------------         -----------
                       NET INVESTMENT INCOME (LOSS) ................       (4,270,809)          36,742,763           2,842,016
                                                                         ------------       --------------         -----------

NET REALIZED     Investments .......................................      234,458,162          147,958,332          37,778,002
GAIN (LOSS) ON:  Foreign currency transactions .....................          (18,737)                 950          (9,279,393)
                                                                         ------------       --------------         -----------
                       NET REALIZED GAIN (LOSS)  ...................      234,439,425          147,959,282          28,498,609
                                                                         ------------       --------------         -----------

NET UNREALIZED   Beginning of period investments and foreign currency
APPRECIATION       holdings (Notes 8,10)  ..........................      303,801,880        1,142,925,615          26,443,264
(DEPRECIATION):  End of period investments and foreign currency
                  holdings (Notes 8,10)  ...........................      480,524,266        1,655,075,243          42,637,273
                                                                         ------------       --------------         -----------
                       NET UNREALIZED APPRECIATION
                        (DEPRECIATION)  ............................      176,722,386          512,149,628          16,194,009
                                                                         ------------       --------------         -----------
                       NET INCREASE (DECREASE) IN NET
                        ASSETS RESULTING FROM OPERATIONS ...........     $406,891,002       $  696,851,673         $47,534,634
                                                                         ============       ==============         ===========

                 ----------------------------------------------------------------------------------------------------------------
                 Notes:
                 (1) Income on securities loaned ...................     $    381,142       $      123,063         $   113,184
                 (2) Withholding taxes .............................               --              458,087             730,032


                                                                            LOOMIS
                                                                            SAYLES                        T. ROWE PRICE
                                                                          HIGH YIELD        JANUS           SMALL CAP
                                                                            BOND            MID CAP          GROWTH
                                                                          PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                         -----------     ------------     -------------
INVESTMENT       Interest (Note 1B) (1) ............................     $ 5,181,616     $  2,066,919     $     395,418
INCOME:          Dividends (Note 1B) ...............................         176,803          543,951           293,720
                                                                         -----------     ------------     -------------
                 Total investment income, net of withholding
                  taxes (2) ........................................       5,358,419        2,610,870           689,138
                                                                         -----------     ------------     -------------

EXPENSES:        Investment management fee (Note 3A) ...............         359,652        5,844,052         1,040,413
                 Printing and distribution fees ....................           9,964          149,558            38,468
                 Custodian and transfer agent fees .................          86,781          182,524           120,277
                 Audit and tax service fees ........................          13,940           15,473            14,105
                 Directors fees ....................................           7,295            7,295             7,295
                 Insurance fees ....................................           5,035            5,035             5,035
                 Other operating expenses ..........................             734              736               733
                                                                         -----------     ------------     -------------
                 Total expenses before reimbursement ...............         483,401        6,204,673         1,226,326
                 Less: expense reimbursement .......................           6,722               --                --
                       expense reduction (Note 1H) .................              --               --             1,689
                                                                         -----------     ------------     -------------
                 Net expenses ......................................         476,679        6,204,673         1,224,637
                                                                         -----------     ------------     -------------
                       NET INVESTMENT INCOME (LOSS) ................       4,881,740       (3,593,803)         (535,499)
                                                                         -----------     ------------     -------------

NET REALIZED     Investments .......................................      (2,521,681)     247,357,755        15,088,389
GAIN (LOSS) ON:  Foreign currency transactions .....................          18,965         (180,042)           66,375
                                                                         -----------     ------------     -------------
                       NET REALIZED GAIN (LOSS) ....................      (2,502,716)     247,177,713        15,154,764
                                                                         -----------     ------------     -------------

NET UNREALIZED   Beginning of period investments and foreign currency
APPRECIATION       holdings (Notes 8,10)  ..........................       (9,111,204)     82,690,135        27,478,297
(DEPRECIATION):  End of period investments and foreign currency
                  holdings (Notes 8,10)  ...........................      (3,230,042)     731,662,907        71,426,443
                                                                         -----------     ------------     -------------
                       NET UNREALIZED APPRECIATION
                        (DEPRECIATION)  ............................       5,881,162      648,972,772        43,948,146
                                                                         -----------     ------------     -------------
                       NET INCREASE (DECREASE) IN NET
                        ASSETS RESULTING FROM OPERATIONS ...........     $ 8,260,186     $892,556,682       $58,567,411
                                                                         ===========     ============     =============

                 -------------------------------------------------------------------------------------------------------
                 Notes:
                 (1) Income on securities loaned ...................     $     7,061     $    501,639     $      65,389
                 (2) Withholding taxes .............................           3,029            3,879                --

                                                                           SCUDDER
                                                                           GLOBAL
                                                                           EQUITY
                                                                          PORTFOLIO
                                                                         ------------
INVESTMENT       Interest (Note 1B) (1) ............................      $   608,882
INCOME:          Dividends (Note 1B) ...............................        2,173,026
                                                                         ------------
                 Total investment income, net of withholding
                  taxes (2) ........................................        2,781,908
                                                                         ------------

                 Investment management fee (Note 3A) ...............          884,558
EXPENSES:        Printing and distribution fees ....................           25,612
                 Custodian and transfer agent fees .................          211,397
                 Audit and tax service fees ........................           14,609
                 Directors fees ....................................            7,295
                 Insurance fees ....................................            5,035
                 Other operating expenses ..........................              734
                                                                         ------------
                 Total expenses before reimbursement ...............        1,149,240
                 Less: expense reimbursement .......................               --
                       expense reduction (Note 1H) .................               --
                                                                         ------------
                 Net expenses ......................................        1,149,240
                                                                         ------------
                       NET INVESTMENT INCOME (LOSS) ................        1,632,668
                                                                         ------------

NET REALIZED     Investments ........................................       5,209,026
GAIN (LOSS) ON:  Foreign currency transactions ......................      (1,395,247)
                                                                         ------------
                       NET REALIZED GAIN (LOSS)  ....................       3,813,779
                                                                         ------------

NET UNREALIZED   Beginning of period investments and foreign currency
APPRECIATION       holdings (Notes 8,10)  ...........................      10,888,557
(DEPRECIATION):  End of period investments and foreign currency
                  holdings (Notes 8,10)  ............................      38,073,991
                                                                         ------------
                       NET UNREALIZED APPRECIATION
                        (DEPRECIATION) ..............................      27,185,434
                                                                         ------------
                       NET INCREASE (DECREASE) IN NET
                        ASSETS RESULTING FROM OPERATIONS ............     $32,631,881
                                                                         ============

                 ---------------------------------------------------------------------
                 Notes:
                 (1) Income on securities loaned ....................     $    39,522
                 (2) Withholding taxes ..............................         148,683

See Notes to Financial Statements

                                    MSF-83

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                           DECEMBER 31, 1999
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                                         NEUBERGER                       LEHMAN
                                                                           HARRIS          BERMAN                        BROTHER
                                                                          OAKMARK         PARTNERS       T. ROWE        AGGREGATE
                                                                         LARGE CAP        MID CAP      PRICE LARGE        BOND
                                                                           VALUE           VALUE        CAP GROWTH        INDEX
                                                                         PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                        -----------     -----------    -----------     -----------
INVESTMENT       Interest (Note 1B) (1) ............................    $   129,706     $    61,977    $    72,603     $ 6,208,557
INCOME:          Dividends (Note 1B) ...............................        522,879         319,044        214,864              --
                                                                        -----------     -----------    -----------     -----------
                 Total investment income, net of
                  withholding taxes (2) ............................        652,585         381,021        287,467       6,208,557
                                                                        -----------     -----------    -----------     -----------

EXPENSES:        Investment management fee (Note 3A) ...............        192,890         169,231        181,312         239,612
                 Printing and distribution fees ....................          4,660           4,359          4,680          18,300
                 Custodian and transfer agent fees .................         63,278          75,682        122,822          92,076
                 Audit and tax service fees ........................         21,305          21,301         21,306          21,447
                 Directors fees ....................................          7,295           7,295          7,295           7,295
                 Insurance fees ....................................          5,035           5,035          5,035           5,035
                 Other operating expenses ..........................            599           1,135            654             598
                                                                        -----------     -----------    -----------     -----------
                 Total expenses before reimbursement ...............        295,062         284,038        343,104         384,363
                 Less: expense reimbursement .......................         50,729          65,913        109,927              --
                          expense reduction (Note 1H) ..............         10,888          44,833          5,780              --
                                                                        -----------     -----------    -----------     -----------
                 Net expenses ......................................        233,445         173,292        227,397         384,363
                                                                        -----------     -----------    -----------     -----------
                          NET INVESTMENT INCOME (LOSS) .............        419,140         207,729         60,070       5,824,194
                                                                        -----------     -----------    -----------     -----------

NET REALIZED     Investments .......................................        537,741       1,677,956        728,394      (1,477,839)
GAIN (LOSS) ON:  Foreign currency transactions .....................             --              --        (16,630)             --
                                                                        -----------     -----------    -----------     -----------
                          NET REALIZED GAIN (LOSS) .................        537,741       1,677,956        711,764      (1,477,839)
                                                                        -----------     -----------    -----------     -----------

NET UNREALIZED   Beginning of period investments and
APPRECIATION       foreign currency holdings (Notes 8, 10) .........       (127,600)        268,351        406,259         233,207
(DEPRECIATION):  End of period investments and foreign
                   currency holdings (Notes 8, 10) .................     (5,647,965)      1,594,900      6,606,964      (5,066,061)
                                                                        -----------     -----------    -----------     -----------
                          NET UNREALIZED APPRECIATION
                           (DEPRECIATION) ..........................     (5,520,365)      1,326,549      6,200,705      (5,299,268)
                                                                        -----------     -----------    -----------     -----------
                          NET INCREASE (DECREASE) IN NET ASSETS
                             RESULTING FROM OPERATIONS .............    $(4,563,484)    $ 3,212,234    $ 6,972,539     $  (952,913)
                                                                        ===========     ===========    ===========     ===========

                 ------------------------------------------------------------------------------------------------------------------
                 Notes:
                 (1) Income on securities loaned ...................    $        --     $        --    $        --     $    12,625
                 (2) Withholding taxes .............................             --             495          4,432              --

            See Notes to Financial Statements

                                     MSF-84

                                                                               MORGAN
                                                                              STANLEY                      RUSSELL
                                                                                EAFE                        2000
                                                                               INDEX                        INDEX
                                                                             PORTFOLIO                    PORTFOLIO
                                                                            -----------                  -----------
INVESTMENT       Interest (Note 1B) (1) ............................        $    61,844                  $    67,656
INCOME:          Dividends (Note 1B) ...............................            812,428                      967,535
                                                                            -----------                  -----------
                 Total investment income, net of
                  withholding taxes (2) ............................            874,272                    1,035,191
                                                                            -----------                  -----------

EXPENSES:        Investment management fee (Note 3A) ...............            148,862                      172,630
                 Printing and distribution fees ....................              9,361                       12,855
                 Custodian and transfer agent fees .................            689,498                      402,409
                 Audit and tax service fees ........................             21,353                       21,393
                 Directors fees ....................................              7,295                        7,295
                 Insurance fees ....................................              5,035                        5,035
                 Other operating expenses ..........................              1,304                          956
                                                                            -----------                  -----------
                 Total expenses before reimbursement ...............            882,708                      622,573
                 Less: expense reimbursement .......................            633,699                      310,791
                          expense reduction (Note 1H) ..............                 --                           --
                                                                            -----------                  -----------
                 Net expenses ......................................            249,009                      311,782
                                                                            -----------                  -----------
                          NET INVESTMENT INCOME (LOSS) .............            625,263                      723,409
                                                                            -----------                  -----------


NET REALIZED     Investments .......................................            383,212                           --
GAIN (LOSS) ON:  Foreign currency transactions .....................           (168,441)                   2,646,293
                                                                            -----------                  -----------
                          NET REALIZED GAIN (LOSS) .................            214,771                    2,646,293
                                                                            -----------                  -----------

NET UNREALIZED   Beginning of period investments and
APPRECIATION       foreign currency holdings (Notes 8, 10) .........          1,821,024                    1,879,709
(DEPRECIATION):  End of period investments and foreign
                   currency holdings (Notes 8, 10) .................         15,322,390                   17,701,435
                                                                            -----------                  -----------
                          NET UNREALIZED APPRECIATION
                           (DEPRECIATION) ..........................         13,501,366                   15,821,726
                                                                            -----------                  -----------
                          NET INCREASE (DECREASE) IN NET ASSETS
                           RESULTING FROM OPERATIONS ...............        $14,341,400                  $19,191,428
                                                                            ===========                  ===========

                 -----------------------------------------------------------------------------------------------------
                 Notes:
                 (1) Income on securities loaned ...................        $     3,312                  $    21,199
                 (2) Withholding taxes .............................            102,461                          306

             See Notes to Financial Statements




                                     MSF-85

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                           DECEMBER 31, 1999
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


                                                               STATE STREET                         STATE STREET
                                                              RESEARCH GROWTH                      RESEARCH INCOME
                                                                 PORTFOLIO                            PORTFOLIO
                                                  ------------------------------------    --------------------------------
                                                    FOR THE YEAR         FOR THE YEAR       FOR THE YEAR     FOR THE YEAR
                                                       ENDED                ENDED              ENDED            ENDED
                                                    DECEMBER 31,         DECEMBER 31,       DECEMBER 31,     DECEMBER 31
INCREASE (DECREASE) IN NET ASSETS FROM:                1999                 1998               1999             1998
                                                  --------------        --------------    --------------    --------------
OPERATIONS

 Net investment income (loss)..................   $   19,604,206       $   27,761,991     $ 31,090,370      $ 28,438,208
 Net realized gain (loss) from investment
  and foreign currency transactions............      353,670,179          239,776,427       (8,177,944)        9,707,383
 Unrealized appreciation (depreciation) of
  investments and foreign currency holdings....      197,137,221          400,556,939      (34,770,143)        3,228,435
                                                  --------------       --------------     ------------      ------------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...................      570,411,606          668,095,357      (11,857,717)       41,374,026
                                                  --------------       --------------     ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:

 Net investment income.........................      (20,342,834)         (27,738,839)     (29,916,260)      (30,426,440)
 Net realized gain from investment
   transactions................................     (363,843,241)        (258,432,068)        (897,435)       (9,521,620)
                                                  --------------       --------------     ------------      ------------
 TOTAL DISTRIBUTIONS (NOTE 4) .................     (384,186,075)        (286,170,907)     (30,813,695)      (39,948,060)
                                                  --------------       --------------     ------------      ------------
CAPITAL SHARE TRANSACTIONS:

 Net proceeds from sale of shares..............      110,915,954          183,944,051       29,695,275        99,254,831
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions................................      384,186,075          286,170,907       30,813,695        39,948,060
 Shares redeemed...............................     (170,093,025)         (89,019,880)     (66,812,232)      (25,965,115)
                                                  --------------       --------------     ------------      ------------
 NET CAPITAL STOCK TRANSACTIONS (NOTE 9) ......      325,009,004          381,095,078       (6,303,262)      113,237,776
                                                  --------------       --------------     ------------      ------------
 NET INCREASE (DECREASE) IN NET ASSETS.........      511,234,535          763,019,528      (48,974,674)      114,663,742
 NET ASSETS: BEGINNING OF PERIOD...............    3,112,081,111        2,349,061,583      526,854,373       412,190,631
                                                  --------------       --------------     ------------      ------------
 NET ASSETS: END OF PERIOD ....................   $3,623,315,646       $3,112,081,111     $477,879,699      $526,854,373
                                                  ==============       ==============     ============      ============

                                                            STATE STREET
                                                       RESEARCH MONEY MARKET
                                                             PORTFOLIO
                                                 ---------------------------------
                                                 FOR THE YEAR        FOR THE YEAR
                                                     ENDED              ENDED
                                                  DECEMBER 31,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS FROM:              1999                1998
                                                 -------------       -------------
OPERATIONS

 Net investment income (loss).................    $  2,426,215        $  2,153,494
 Net realized gain (loss) from investment
  and foreign currency transactions...........             (32)                (76)
 Unrealized appreciation (depreciation) of
  investments and foreign currency holdings...              --                  --
                                                 -------------       -------------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..................       2,426,183           2,153,418
                                                 -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:

 Net investment income........................      (2,407,611)         (2,137,755)
 Net realized gain from investment
   transactions...............................              --                  --
                                                 -------------       -------------
 TOTAL DISTRIBUTIONS (NOTE 4) ................      (2,407,611)         (2,137,755)
                                                 -------------       -------------
CAPITAL SHARE TRANSACTIONS:

 Net proceeds from sale of shares.............      47,610,914          40,779,247
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions...............................       2,407,611           2,137,755
 Shares redeemed..............................     (39,676,841)        (41,227,769)
                                                 -------------       -------------
 NET CAPITAL STOCK TRANSACTIONS (NOTE 9) .....      10,341,684           1,689,233
                                                 -------------       -------------
 NET INCREASE (DECREASE) IN NET ASSETS........      10,360,256           1,704,896
 NET ASSETS: BEGINNING OF PERIOD..............      41,184,735          39,479,839
                                                 -------------       -------------
 NET ASSETS: END OF PERIOD ...................    $ 51,544,991        $ 41,184,735
                                                 =============       =============

--------------------------------------------------------------------------------
See notes to financial statements.


                                    MSF-86


                                                         STATE STREET RESEARCH             STATE STREET RESEARCH
                                                              DIVERSIFIED                    AGGRESSIVE GROWTH
                                                               PORTFOLIO                         PORTFOLIO
                                                    -------------------------------  ---------------------------------
                                                     FOR THE YEAR     FOR THE YEAR      FOR THE YEAR    FOR THE YEAR
                                                         ENDED            ENDED             ENDED           ENDED
                                                     DECEMBER 31,     DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS FROM:                  1999             1998              1999            1998
                                                    ---------------  --------------   --------------   ---------------
OPERATIONS

 Net investment income (loss)..................     $   85,622,921   $   78,129,039   $   (4,270,809)  $   (2,655,843)
 Net realized gain (loss) from investment
  and foreign currency transactions............        147,866,387      155,325,065      234,439,425       74,327,301
 Unrealized appreciation (depreciation) of
  investments and foreign currency holdings....           (982,562)     178,233,566      176,722,386      106,901,703
                                                    --------------   --------------   --------------   --------------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...................        232,506,746      411,687,670      406,891,002      178,573,161
                                                    --------------   --------------   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:

 Net investment income.........................        (87,136,361)     (75,191,870)            --               --
 Net realized gain from investment
   transactions................................       (156,402,215)    (172,104,275)     (34,223,267)     (82,562,223)
                                                    --------------   --------------   --------------   --------------
 TOTAL DISTRIBUTIONS (NOTE 4) .................       (243,538,576)    (247,296,145)     (34,223,267)     (82,562,223)
                                                    --------------   --------------   --------------   --------------
CAPITAL SHARE TRANSACTIONS:

 Net proceeds from sale of shares..............        123,394,803      293,938,943      160,278,116      116,275,245
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions................................        243,538,576      247,296,145       34,223,267       82,562,223
 Shares redeemed...............................       (138,476,970)     (30,871,261)    (397,665,004)    (255,467,432)
                                                    --------------   --------------   --------------   --------------
 NET CAPITAL STOCK TRANSACTIONS (NOTE 9) ......        228,456,409      510,363,827     (203,163,621)     (56,629,964)
                                                    --------------   --------------   --------------   --------------
 NET INCREASE (DECREASE) IN NET ASSETS.........        217,424,579      674,755,352      169,504,114       39,380,974
 NET ASSETS: BEGINNING OF PERIOD...............      2,656,987,066    1,982,231,714    1,431,336,586    1,391,955,612
                                                    --------------   --------------   --------------   --------------
 NET ASSETS: END OF PERIOD ....................     $2,874,411,645   $2,656,987,066   $1,600,840,700   $1,431,336,586
                                                    ==============   ==============   ==============   ==============

                                                                METLIFE                         SANTANDER
                                                              STOCK INDEX                  INTERNATIONAL STOCK
                                                               PORTFOLIO                        PORTFOLIO
                                                     -----------------------------    ----------------------------
                                                     FOR THE YEAR    FOR THE YEAR    FOR THE YEAR     FOR THE YEAR
                                                         ENDED           ENDED          ENDED            ENDED
                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS FROM:                  1999            1998            1999             1998
                                                    --------------   --------------  -------------   -------------
OPERATIONS

 Net investment income (loss)..................     $   36,742,763   $   30,787,944   $  2,842,016   $   2,489,872
 Net realized gain (loss) from investment
  and foreign currency transactions............        147,959,282      139,102,116     28,498,609      24,540,552
 Unrealized appreciation (depreciation) of
  investments and foreign currency holdings....        512,149,628      462,459,475     16,194,009      30,689,967
                                                    --------------   --------------   ------------   -------------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...................        696,851,673      632,349,535     47,534,634      57,720,391
                                                    --------------   --------------   ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:

 Net investment income.........................        (36,445,007)     (30,643,302)    (2,609,425)     (3,280,730)
 Net realized gain from investment
   transactions................................       (165,295,909)     (97,483,702)   (47,327,635)        (82,089)
                                                    --------------   --------------   ------------   -------------
 TOTAL DISTRIBUTIONS (NOTE 4) .................       (201,740,916)    (128,127,004)   (49,937,060)     (3,362,819)
                                                    --------------   --------------   ------------   -------------
CAPITAL SHARE TRANSACTIONS:

 Net proceeds from sale of shares..............        599,349,717      578,786,140    238,693,156     179,209,872
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions................................        201,740,916      128,127,004     49,937,060       3,362,819
 Shares redeemed...............................       (202,918,687)    (119,696,727)   265,777,831)   (206,638,160)
                                                    --------------   --------------   ------------   -------------
 NET CAPITAL STOCK TRANSACTIONS (NOTE 9) ......        598,171,946      587,216,417     22,852,385     (24,065,469)
                                                    --------------   --------------   ------------   -------------
 NET INCREASE (DECREASE) IN NET ASSETS.........      1,093,282,703    1,091,438,948     20,449,959      30,292,103
 NET ASSETS: BEGINNING OF PERIOD...............      3,111,918,984    2,020,480,036    297,380,912     267,088,809
                                                    --------------   --------------   ------------   -------------
 NET ASSETS: END OF PERIOD ....................     $4,205,201,687   $3,111,918,984   $317,830,871   $ 297,380,912
                                                    ==============   ==============   ============   =============

------------------------------------------------------------------------------


                                     MSF-87

METROPOLITAN SERIES FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                          DECEMBER 31, 1999
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                        LOOMIS SAYLES               JANUS                     T. ROWE PRICE
                                                       HIGH YIELD BOND              MID CAP                  SMALL CAP GROWTH
                                                          PORTFOLIO                PORTFOLIO                     PORTFOLIO
                                               ---------------------------- ---------------------------  ---------------------------
                                               FOR THE YEAR  FOR THE YEAR   FOR THE YEAR  FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                  ENDED         ENDED           ENDED         ENDED          ENDED         ENDED
                                               DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
Increase (Decrease) in Net Assets From:            1999          1998           1999          1998           1999           1998
                                               ------------  ------------ --------------   ------------- ------------  -------------
OPERATIONS:
 Net investment income (loss).................. $ 4,881,740  $ 3,937,744  $   (3,593,803)  $   (497,540) $   (535,499) $    (32,020)
 Net realized gain (loss) from investment and
  foreign currency transactions................  (2,502,716)     142,105     247,177,713     12,255,248    15,154,764   (16,406,136)
 Unrealized appreciation (depreciation) of
  investments and foreign currency holdings....   5,881,162   (8,033,164)    648,972,772     71,842,949    43,948,146    22,428,525
                                                -----------  -----------  --------------   ------------  ------------  ------------

 Net increase (decrease) in net assets
  resulting from operations ...................   8,260,186   (3,953,315)    892,556,682     83,600,657    58,567,411     5,990,369
                                                -----------  -----------  --------------   ------------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income.........................  (4,840,813)  (3,978,631)             --             --            --            --
 Net realized gain from investment
  transactions.................................      (8,037)    (395,661)    (94,164,203)    (1,768,641)           --            --
                                                -----------  -----------  --------------   ------------  ------------  ------------
 TOTAL DISTRIBUTIONS (NOTE 4) .................  (4,848,850)  (4,374,292)    (94,164,203)    (1,768,641)           --            --
                                                -----------  -----------  --------------   ------------  ------------  ------------

CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares..............  15,918,866   23,282,322     843,906,889    215,371,688   106,449,937   168,963,708
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions................................   4,848,850    4,374,292      94,164,203      1,768,641            --            --
 Shares redeemed...............................  (4,880,674)  (4,729,682)   (176,170,428)   (31,320,075)  (84,631,672)  (79,842,117)
                                                -----------  -----------  --------------   ------------  ------------  ------------
 NET CAPITAL STOCK TRANSACTIONS (NOTE 9) ......  15,887,042   22,926,932     761,900,664    185,820,254    21,818,265    89,121,591
                                                -----------  -----------  --------------   ------------  ------------  ------------
 NET INCREASE (DECREASE) IN NET ASSETS.........  19,298,378   14,599,325   1,560,293,143    267,652,270    80,385,676    95,111,960
 NET ASSETS: Beginning of period...............  42,402,991   27,803,666     371,503,911    103,851,641   189,131,966    94,020,006
                                                -----------  -----------  --------------   ------------  ------------  ------------
 NET ASSETS: END OF PERIOD .................... $61,701,369  $42,402,991  $1,931,797,054   $371,503,911  $269,517,642  $189,131,966
                                                ===========  ===========  ==============   ============  ============  ============

-----------------------------------------------------------------------------------------------------------------------------------

See Note to Financial Statements.



                                     MSF-88

Increase (Decrease) in Net Assets From:

                                                                                                   HARRIS
                                                                                                  OAKMARK
                                                                    SCUDDER                      LARGE CAP
                                                                 GLOBAL EQUITY                     VALUE
                                                                   PORTFOLIO                      PORTFOLIO
                                                     ---------------------------------   ----------------------------
                                                     FOR THE YEAR      FOR THE YEAR       FOR THE YEAR    FOR THE YEAR
                                                         ENDED             ENDED             ENDED            ENDED
                                                     DECEMBER 31,      DECEMBER 31,       DECEMBER 31,    DECEMBER 31,
                                                         1999              1998               1999            1998
                                                   ----------------  -----------------   --------------   -----------
OPERATIONS:
 Net investment income (loss)..................    $  1,632,668        $  1,455,456       $   419,140     $   22,813
 Net realized gain (loss) from investment and
  foreign currency transactions................       3,813,779           1,391,861           537,741             --
 Unrealized appreciation (depreciation) of
  investments and foreign currency holdings....      27,185,434           8,945,738        (5,520,365)      (127,600)
                                                   ------------        ------------       -----------     ----------
 Net increase (decrease) in net assets
  resulting from operations ...................      32,631,881          11,793,055        (4,563,484)      (104,787)
                                                   ------------        ------------       -----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income.........................        (790,942)         (1,464,777)         (347,438)       (23,336)
 Net realized gain from investment
  transactions.................................      (5,024,803)           (287,752)          (55,811)            --
                                                   ------------        ------------       -----------     ----------
 TOTAL DISTRIBUTIONS (NOTE 4) .................      (5,815,745)         (1,752,529)         (403,249)       (23,336)
                                                   ------------        ------------       -----------     ----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares..............      53,572,766          84,867,042        35,662,800      8,765,238
 Net asset value of shares issued to
  shareholders in reinvestment
    of distributions ..........................       5,815,745           1,752,529           403,249         23,336
 Shares redeemed...............................     (28,205,223)        (43,657,242)       (1,379,826)        (2,412)
                                                   ------------        ------------       -----------     ----------
 NET CAPITAL STOCK TRANSACTIONS (NOTE 9) ......      31,183,288          42,962,329        34,686,223      8,786,162
                                                   ------------        ------------       -----------     ----------
 NET INCREASE (DECREASE) IN NET ASSETS.........      57,999,424          53,002,855        29,719,490      8,658,039
 NET ASSETS: Beginning of period...............     113,714,997          60,712,142         8,658,039             --
                                                   ------------        ------------       -----------     ----------
 NET ASSETS: END OF PERIOD ....................    $171,714,421        $113,714,997       $38,377,529     $8,658,039
                                                   ============        ============       ===========     ==========

                                                           NEUBERGER BERMAN
                                                              PARTNERS
                                                               MID CAP                        T. ROWE PRICE
                                                                VALUE                        LARGE CAP GROWTH
                                                              PORTFOLIO                          PORTFOLIO
                                                     ---------------------------------------------------------------
                                                     FOR THE YEAR    FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                          ENDED          ENDED           ENDED             ENDED
                                                      DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                          1999           1998             1999             1998
                                                     ------------    -------------   --------------   --------------
OPERATIONS:
 Net investment income (loss)..................      $   207,729     $   24,471      $    60,070        $    5,365
 Net realized gain (loss) from investment and
  foreign currency transactions................        1,677,956        193,292          711,764             1,788
 Unrealized appreciation (depreciation) of
  investments and foreign currency holdings....        1,326,549        268,351        6,200,705           406,261
                                                     -----------     ----------      -----------        ----------
 Net increase (decrease) in net assets
  resulting from operations ...................        3,212,234        486,114        6,972,539           413,414
                                                     -----------     ----------      -----------        ----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income.........................         (211,948)       (10,547)        (114,084)           (3,889)
 Net realized gain from investment
  transactions.................................       (1,504,168)            --          (88,107)               --
                                                     -----------     ----------      -----------        ----------
 TOTAL DISTRIBUTIONS (NOTE 4) .................       (1,716,116)       (10,547)        (202,191)           (3,889)
                                                     -----------     ----------      -----------        ----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares..............       34,370,959      8,308,317       38,762,034         6,333,551
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions................................        1,716,116         10,547          202,191             3,889
 Shares redeemed...............................       (7,508,299)      (147,336)      (1,072,755)           (7,264)
                                                     -----------     ----------      -----------        ----------
 NET CAPITAL STOCK TRANSACTIONS (NOTE 9) ......       28,578,776      8,171,528       37,891,470         6,330,176
                                                     -----------     ----------      -----------        ----------
 NET INCREASE (DECREASE) IN NET ASSETS.........       30,074,894      8,647,095       44,661,818         6,739,701
 NET ASSETS: Beginning of period...............        8,647,095             --        6,739,698                --
                                                     -----------     ----------      -----------        ----------
 NET ASSETS: END OF PERIOD ....................      $38,721,989     $8,647,095      $51,401,516        $6,739,701
                                                     ===========     ==========      ===========        ==========
---------------------------------------------------------------------------------------------------------------------





                                     MSF-89

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                           DECEMBER 31, 1999
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                               LEHMAN
                                                              BROTHERS                        MORGAN
                                                              AGGREGATE                      STANLEY
                                                                BOND                           EAFE
                                                                INDEX                         INDEX
                                                              PORTFOLIO                      PORTFOLIO
                                                    -------------------------    -------------------------------
                                                      FOR THE YEAR  FOR THE YEAR     FOR THE YEAR   FOR THE YEAR
                                                          ENDED        ENDED             ENDED         ENDED
                                                      DECEMBER 31,  DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS FROM:                   1999          1998             1999           1998
                                                    ----------------------------    ----------------------------
OPERATIONS:

 Net investment income (loss)......................... $  5,824,194   $   410,699  $    625,263   $    23,052
 Net realized gain (loss) from investment and foreign
  currency transactions...............................   (1,477,839)       45,520       214,771      (123,680)
 Unrealized appreciation (depreciation) of investments
  and foreign currency holdings.......................   (5,299,268)      233,207    13,501,366     1,821,024
                                                       ------------   -----------  ------------   -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................     (952,913)      689,426    14,341,400     1,720,396
                                                       ------------   -----------  ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:

 Net investment income................................   (5,774,526)     (433,940)     (363,112)      (24,971)
 Net realized gain from investment transactions.......      (23,810)           --      (491,878)           --
                                                       ------------   -----------  ------------   -----------
 TOTAL DISTRIBUTIONS (NOTE 4) ........................   (5,798,336)     (433,940)     (854,990)      (24,971)
                                                       ------------   -----------  ------------   -----------
CAPITAL SHARE TRANSACTIONS:

 Net proceeds from sale of shares.....................   73,753,353    59,875,311    57,813,098    23,921,856
 Net asset value of shares issued to shareholders in
  reinvestment of distributions.......................    5,798,336       433,940       854,990        24,971
 Shares redeemed......................................   (2,271,305)   (1,755,212)  (15,253,034)     (188,801)
                                                       ------------   -----------  ------------   -----------
 NET CAPITAL STOCK TRANSACTIONS (NOTE 9) .............   77,280,384    58,554,039    43,415,054    23,758,026
                                                       ------------   -----------  ------------   -----------
 NET INCREASE (DECREASE) IN NET ASSETS................   70,529,135    58,809,525    56,901,464    25,453,451
 NET ASSETS: BEGINNING OF PERIOD......................   58,809,525            --    25,453,451            --
                                                       ------------   -----------  ------------   -----------
 NET ASSETS: END OF PERIOD ........................... $129,338,660   $58,809,525  $ 82,354,915   $25,453,451
                                                       ============   ===========  ============   ===========


                                                                   RUSSELL
                                                                    2000
                                                                    INDEX
                                                                  PORTFOLIO
                                                         -----------------------------
                                                          FOR THE YEAR   FOR THE YEAR
                                                              ENDED          ENDED
                                                          DECEMBER 31,   DECEMBER 31,
                                                              1999           1998
                                                         -------------  --------------
OPERATIONS:

 Net investment income (loss)......................... $    723,409      $    69,978
 Net realized gain (loss) from investment and foreign
  currency transactions...............................    2,646,293           30,667
 Unrealized appreciation (depreciation) of investments
  and foreign currency holdings.......................   15,821,726        1,879,709
                                                       ------------      -----------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................   19,191,428        1,980,354
                                                       ------------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:

 Net investment income................................     (687,519)         (59,663)
 Net realized gain from investment transactions.......   (2,575,445)              --
                                                       ------------      -----------
 TOTAL DISTRIBUTIONS (NOTE 4) ........................   (3,262,964)         (59,663)
                                                       ------------      -----------
CAPITAL SHARE TRANSACTIONS:

 Net proceeds from sale of shares.....................   56,514,161       36,167,171
 Net asset value of shares issued to shareholders in      3,262,964           59,663
  reinvestment of distributions.......................
 Shares redeemed......................................   (2,123,722)            (760)
                                                       ------------      -----------
 NET CAPITAL STOCK TRANSACTIONS (NOTE 9) .............   57,653,403       36,226,074
                                                       ------------      -----------
 NET INCREASE (DECREASE) IN NET ASSETS................   73,581,867       38,146,765
 NET ASSETS: BEGINNING OF PERIOD......................   38,146,765               --
                                                       ------------      -----------
 NET ASSETS: END OF PERIOD ........................... $111,728,632      $38,146,765
                                                       ============      ===========

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                     MSF-90

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           State Street Research Growth Portfolio
                                                     ----------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                            1999            1998            1997            1996            1995
---------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: Beginning of period .............. $      37.10    $      31.92    $      30.51    $      27.56    $      21.81
---------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
   Net investment income ...........................         0.23            0.36            0.44            0.36            0.35
   Net realized and unrealized gain (loss) .........         6.38            8.52            7.72            5.78            6.83
                                                     ------------    ------------    ------------    ------------    ------------
     Total From Investment Operations ..............         6.61            8.88            8.16            6.14            7.18
                                                     ------------    ------------    ------------    ------------    ------------
 Less Distributions:
   Dividends from net investment income ............        (0.24)          (0.36)          (0.44)          (0.36)          (0.35)
   Distributions from net realized capital gains ...        (4.33)          (3.34)          (6.31)          (2.83)          (1.08)
                                                     ------------    ------------    ------------    ------------    ------------
     Total Distributions ...........................        (4.57)          (3.70)          (6.75)          (3.19)          (1.43)
                                                     ------------    ------------    ------------    ------------    ------------
---------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of period .................... $      39.14    $      37.10    $      31.92    $      30.51    $      27.56
---------------------------------------------------------------------------------------------------------------------------------
   Total Return ....................................        18.47%          28.18%          28.36%          22.18%          33.14%

 Supplemental Data/Significant Ratios:
   Net assets at end of period (000's) ............. $  3,623,316    $  3,112,081    $  2,349,062    $  1,597,728    $  1,094,751
   Operating expenses to average net assets ........         0.49%           0.53%           0.43%           0.29%           0.31%
   Net investment income to average net assets .....         0.59%           1.04%           1.37%           1.29%           1.46%
   Portfolio Turnover (1)  .........................        83.16%          74.29%          82.81%          93.05%          45.52%
---------------------------------------------------------------------------------------------------------------------------------

Notes:
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 amounted to $2,700,443,738 and $2,676,686,614, respectively.

See Notes to Financial Statements.

                                     MSF-91

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            State Street Research Income Portfolio
                                                           -----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
                                                                1999           1998           1997           1996           1995
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: Beginning of period ...................  $     12.78    $     12.66    $     12.36    $     12.73    $     11.32
----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
   Net investment income ................................         0.81           0.75           0.83           0.82           0.83
   Net realized and unrealized gain (loss) ..............        (1.10)          0.42           0.38          (0.36)          1.38
                                                           -----------    -----------    -----------    -----------    -----------
     Total From Investment Operations ...................        (0.29)          1.17           1.21           0.46           2.21
                                                           -----------    -----------    -----------    -----------    -----------
 Less Distributions:
   Dividends from net investment income .................        (0.79)         (0.80)         (0.87)         (0.81)         (0.80)
   Distributions from net realized capital gains ........        (0.02)         (0.25)         (0.04)         (0.02)            --
                                                           -----------    -----------    -----------    -----------    -----------
     Total Distributions ................................        (0.81)         (1.05)         (0.91)         (0.83)         (0.80)
                                                           -----------    -----------    -----------    -----------    -----------
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of period .........................  $     11.68    $     12.78    $     12.66    $     12.36    $     12.73
----------------------------------------------------------------------------------------------------------------------------------
   Total Return .........................................        (2.28)%         9.40%          9.83%          3.60%         19.55%

 Supplemental Data/Significant Ratios:
   Net assets at end of period (000's) ..................  $   477,880    $   526,854    $   412,191    $   383,395    $   349,913
   Operating expenses to average net assets .............         0.38%          0.39%          0.38%          0.32%          0.34%
   Net investment income to average net assets ..........         6.15%          6.13%          6.57%          6.64%          7.01%
   Portfolio Turnover (1)  ..............................       183.16%        123.60%        121.92%         92.90%        102.88%
----------------------------------------------------------------------------------------------------------------------------------

Notes:
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 amounted to $886,515,836 and $899,620,990, respectively.

See Notes to Financial Statements.

                                     MSF-92

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           State Street Research Money Market Portfolio
                                                                ------------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------------
                                                                     1999         1998          1997          1996          1995
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: Beginning of period ........................  $    10.35    $    10.38    $    10.44    $    10.45    $    10.48
----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
   Net investment income .....................................        0.51          0.54          0.54          0.53          0.59
                                                                ----------    ----------    ----------    ----------    ----------
     Total From Investment Operations ........................        0.51          0.54          0.54          0.53          0.59
                                                                ----------    ----------    ----------    ----------    ----------
 Less Distributions:
   Dividends from net investment income ......................       (0.52)        (0.57)        (0.60)        (0.54)        (0.62)
                                                                ----------    ----------    ----------    ----------    ----------
     Total Distributions .....................................       (0.52)        (0.57)        (0.60)        (0.54)        (0.62)
                                                                ----------    ----------    ----------    ----------    ----------
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of period ..............................  $    10.34    $    10.35    $    10.38    $    10.44    $    10.45
----------------------------------------------------------------------------------------------------------------------------------
   Total Return ..............................................        4.89%         5.19%         5.21%         5.01%         5.59%

 Supplemental Data/Significant Ratios:
   Net assets at end of period (000's) .......................  $   51,545    $   41,185    $   39,480    $   41,637    $   40,456
   Operating expenses to average net assets ..................        0.42%         0.48%         0.49%         0.43%         0.49%
   Net investment income to average net assets ...............        4.81%         5.11%         5.08%         4.92%         5.39%
----------------------------------------------------------------------------------------------------------------------------------

Notes:
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

See Notes to Financial Statements.

                                     MSF-93

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            State Street Research Diversified Portfolio
                                                          -------------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------------------
                                                                 1999            1998           1997            1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: Beginning of period ..................  $     18.39    $      16.98    $     16.67    $      15.95    $     13.40
-----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
   Net investment income ...............................         0.59            0.60           0.60            0.55           0.59
   Net realized and unrealized gain (loss) .............         0.96            2.70           2.71            1.77           3.02
                                                          -----------    ------------    -----------    ------------    -----------
     Total From Investment Operations ..................         1.55            3.30           3.31            2.32           3.61
                                                          -----------    ------------    -----------    ------------    -----------
 Less Distributions:
   Dividends from net investment income ................        (0.60)          (0.57)         (0.60)          (0.53)         (0.58)
   Distributions from net realized capital gains .......        (1.07)          (1.32)         (2.40)          (1.07)         (0.48)
                                                          -----------    ------------    -----------    ------------    -----------
     Total Distributions ...............................        (1.67)          (1.89)         (3.00)          (1.60)         (1.06)
                                                          -----------    ------------    -----------    ------------    -----------
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of period ........................  $     18.27    $      18.39    $     16.98    $      16.67    $     15.95
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return ........................................         8.71%          19.64%         20.58%          14.52%         27.03%

 Supplemental Data/Significant Ratios:
   Net assets at end of period (000's) .................  $ 2,874,412    $  2,656,987    $ 1,982,232    $  1,448,841    $ 1,114,834
   Operating expenses to average net assets ............         0.45%           0.48%          0.40%           0.29%          0.31%
   Net investment income to average net assets .........         3.08%           3.39%          3.50%           3.38%          3.92%
   Portfolio Turnover (1)  .............................       123.77%         105.89%        114.79%          91.07%         79.29%
-----------------------------------------------------------------------------------------------------------------------------------

Notes:
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 amounted to $3,417,074,990 and $3,289,086,228, respectively.

See Notes to Financial Statements.

                                     MSF-94

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     State Street Research Aggressive Growth Portfolio
                                                    ----------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------------------------------
                                                            1999            1998            1997            1996            1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: Beginning of period .............  $      29.53    $      27.61    $      27.11    $      25.87    $      22.05
--------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net investment income (loss) ...................         (0.12)          (0.06)          (0.03)          (0.02)          (0.01)
  Net realized and unrealized gain (loss) ........          9.86            3.75            1.67            2.01            6.50
                                                    ------------    ------------    ------------    ------------    ------------
    Total From Investment Operations .............          9.74            3.69            1.64            1.99            6.49
                                                    ------------    ------------    ------------    ------------    ------------
Less Distributions:
  Dividends from net investment income ...........            --              --              --              --              --
  Distributions from net realized capital gains ..         (0.82)          (1.77)          (1.14)          (0.75)          (2.67)
                                                    ------------    ------------    ------------    ------------    ------------
    Total Distributions ..........................         (0.82)          (1.77)          (1.14)          (0.75)          (2.67)
                                                    ------------    ------------    ------------    ------------    ------------
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE: End of period ...................  $      38.45    $      29.53    $      27.61    $      27.11    $      25.87
--------------------------------------------------------------------------------------------------------------------------------
  Total Return ...................................         33.24%          13.69%           6.67%           7.72%          29.50%

Supplemental Data/Significant Ratios:
  Net assets at end of period (000's) ............  $  1,600,841    $  1,431,337    $  1,391,956    $  1,321,849    $    958,915
  Operating expenses to average net assets .......          0.72%           0.75%           0.81%           0.79%           0.81%
  Net investment income (loss) to average
   net assets ....................................         (0.31)%         (0.20)%         (0.10)%         (0.11)%         (0.06)%
  Portfolio Turnover (1) .........................         86.17%          97.39%         219.08%         221.23%         255.83%
--------------------------------------------------------------------------------------------------------------------------------

Notes:
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 amounted to $1,131,998,384 and $1,485,574,884, respectively.

See Notes to Financial Statements.

                                     MSF-95

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                             Metlife Stock Index Portfolio
                                                  -------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------------------
                                                          1999             1998            1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: Beginning of period ........... $      35.38    $       28.78    $      22.23    $       18.56    $       13.87
---------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
   Net investment income ........................         0.37             0.37            0.34             0.33             0.32
   Net realized and unrealized gain (loss) ......         6.89             7.75            6.79             3.88             4.79
                                                  ------------    -------------    ------------    -------------    -------------
     Total From Investment Operations ...........         7.26             8.12            7.13             4.21             5.11
                                                  ------------    -------------    ------------    -------------    -------------
 Less Distributions:
   Dividends from net investment income .........        (0.36)           (0.36)          (0.34)           (0.33)           (0.32)
   Distributions from net realized capital
     gains ......................................        (1.69)           (1.16)          (0.24)           (0.21)           (0.10)
                                                  ------------    -------------    ------------    -------------    -------------
     Total Distributions ........................        (2.05)           (1.52)          (0.58)           (0.54)           (0.42)
                                                  ------------    -------------    ------------    -------------    -------------
---------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of period ................. $      40.59    $       35.38    $      28.78    $       22.23    $       18.56
---------------------------------------------------------------------------------------------------------------------------------
   Total Return .................................        20.79%           28.23%          32.19%           22.66%           36.87%

 Supplemental Data/Significant Ratios:
   Net assets at end of period (000's) .......... $  4,205,202    $   3,111,919    $  2,020,480    $   1,122,297    $     635,823
   Operating expenses to average net assets .....         0.29%            0.30%           0.33%            0.30%            0.32%
   Net investment income to average net assets ..         1.01%            1.21%           1.47%            1.91%            2.22%
   Portfolio Turnover (1)  ......................         8.77%           15.07%          10.69%           11.48%            6.35%
---------------------------------------------------------------------------------------------------------------------------------

Notes:
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 amounted to $776,401,767 and $317,391,821, respectively.

See Notes to Financial Statements.

                                     MSF-96

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           Santander International Stock Portfolio
                                                           -----------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
                                                                  1999           1998           1997           1996           1995
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: Beginning of period ...................  $     14.14    $     11.67    $     11.95    $     12.29    $     12.30
----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
   Net investment income ................................         0.13           0.13           0.10           0.07           0.03
   Net realized and unrealized gain (loss) ..............         2.05           2.50          (0.38)         (0.28)          0.07
                                                           -----------    -----------    -----------    -----------    -----------
     Total From Investment Operations ...................         2.18           2.63          (0.28)         (0.21)          0.10
                                                           -----------    -----------    -----------    -----------    -----------
 Less Distributions:
   Dividends from net investment income .................        (0.13)         (0.16)          --             --            (0.04)
   Distributions from net realized capital gains ........        (2.32)          --             --            (0.13)         (0.07)
                                                           -----------    -----------    -----------    -----------    -----------
     Total Distributions ................................        (2.45)         (0.16)          --            (0.13)         (0.11)
                                                           -----------    -----------    -----------    -----------    -----------
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of period .........................  $     13.87    $     14.14    $     11.67    $     11.95    $     12.29
----------------------------------------------------------------------------------------------------------------------------------
   Total Return .........................................        16.44%         22.56%         (2.34)%        (1.77)%         0.84%

 Supplemental Data/Significant Ratios:
   Net assets at end of period (000's) ..................  $   317,831    $   297,381    $   267,089    $   303,826    $   297,461
   Operating expenses to average net assets .............         0.97%          1.02%          1.03%          0.97%          1.01%
   Net investment income to average net assets ..........         0.95%          0.87%          0.77%          0.56%          0.21%
   Portfolio Turnover (1)  ..............................        86.77%        156.32%        182.11%        116.67%         86.24%
----------------------------------------------------------------------------------------------------------------------------------

Notes:
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 amounted to $255,774,543 and $281,516,698, respectively.

See Notes to Financial Statements.

                                     MSF-97

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               Loomis Sayles                                Janus
                                                         High Yield Bond Portfolio                    Mid Cap Portfolio
                                                      --------------------------------       -------------------------------------
                                                          YEAR ENDED DECEMBER 31,                  YEAR ENDED DECEMBER 31,
                                                      --------------------------------       -------------------------------------
                                                        1999         1998      1997(2)          1999         1998         1997(2)
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: Beginning of period ........        $  8.39      $ 10.14    $ 10.00        $    17.44    $  12.77     $  10.00
----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
   Net investment income (loss) ..............           0.80         0.88       0.35             (0.05)      (0.02)        0.01
   Net realized and unrealized gain (loss) ...           0.69        (1.65)      0.26             21.14        4.77         2.81
                                                      -------      -------    -------        ----------    --------     --------
     Total From Investment Operations ........           1.49        (0.77)      0.61             21.09        4.75         2.82
                                                      -------      -------    -------        ----------    --------     --------
 Less Distributions:
   Dividends from net investment income ......          (0.79)       (0.89)     (0.35)               --          --        (0.01)
   Distributions from net realized
    capital gains ............................             --(3)     (0.09)     (0.12)            (1.99)      (0.08)       (0.04)
                                                      -------      -------    -------        ----------    --------     --------
     Total Distributions .....................          (0.79)       (0.98)     (0.47)            (1.99)      (0.08)       (0.05)
                                                      -------      -------    -------        ----------    --------     --------
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of period  .............        $  9.09      $  8.39    $ 10.14        $    36.54    $  17.44     $  12.77
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return  .............................          17.82%       (7.51)%     6.18%           122.92%      37.19%       28.22%

 Supplemental Data/Significant Ratios:
   Net assets at end of period (000's) .......        $61,701      $42,403    $27,804        $1,931,797    $371,504     $103,852
   Net expenses to average net assets
    (note 3) .................................           0.93%        0.87%      0.83%             0.71%       0.81%        0.85%
   Operating expenses to average net assets
    before voluntary expense reimbursements
    (note 3) .................................           0.94%        1.05%      1.35%               NA          NA         0.99%
   Net investment income (loss) to average
    net assets ...............................           9.49%       10.41%      7.04%            (0.41)%     (0.22)%       0.10%
   Net investment income (loss) to average
    net assets before voluntary expense
    reimbursements (note 3) ..................           9.48%       10.23%      6.52%               NA          NA        (0.40)%
    Portfolio Turnover (1)  ..................          27.75%       46.02%     39.26%           103.28%     106.66%       74.70%
-----------------------------------------------------------------------------------------------------------------------------------

Notes:
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 amounted to: $26,645,433 and $13,830,252 for the Loomis Sayles High Yield Bond Portfolio, $1,548,568,019 and $878,660,374 for the Janus Mid Cap Portfolio, respectively.
(2) Ratios for the period March 3, 1997 to December 31, 1997 have been determined on annualized operating results.
(3) Less than $0.005 per share.

See Notes to Financial Statements.

                                     MSF-98

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  T. Rowe Price                             Scudder
                                                           Small Cap Growth Portfolio                Global Equity Portfolio
                                                       ------------------------------------   ------------------------------------
                                                             YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                                       ------------------------------------   ------------------------------------
                                                            1999          1998      1997(2)         1999         1998      1997(2)
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: Beginning of period ................ $   12.29    $    11.88    $   10.00   $    12.38    $   10.85    $   10.00
----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
   Net investment income (loss) ......................     (0.03)           --           --         0.14         0.16         0.10
   Net realized and unrealized gain (loss) ...........      3.47          0.41         1.88         2.93         1.57         0.86
                                                       ---------    ----------    ---------   ----------    ---------    ---------
     Total From Investment Operations ................      3.44          0.41         1.88         3.07         1.73         0.96
                                                       ---------    ----------    ---------   ----------    ---------    ---------
 Less Distributions:
   Dividends from net investment income ..............        --            --           --(3)     (0.07)       (0.16)       (0.10)
   Distributions from net realized capital gains .....        --            --           --        (0.47)       (0.04)       (0.01)
                                                       ---------    ----------    ---------   ----------    ---------    ---------
     Total Distributions .............................        --            --           --        (0.54)       (0.20)       (0.11)
                                                       ---------    ----------    ---------   ----------    ---------    ---------
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of period ...................... $   15.73    $    12.29    $   11.88   $    14.91    $   12.38    $   10.85
----------------------------------------------------------------------------------------------------------------------------------
   Total Return ......................................     27.99%         3.45%       18.81%       25.17%       15.96%        9.62%

 Supplemental Data/Significant Ratios:
   Net assets at end of period (000's) ............... $ 269,518    $  189,132    $  94,020   $  171,714    $ 113,715    $  60,712
   Net expenses to average net assets (note 3) .......      0.61%         0.67%        0.67%        0.87%        0.96%        0.78%
   Operating expenses to average net assets before
    voluntary expense reimbursements (note 3) ........        NA            NA         0.86%          NA         1.01%        1.14%
   Net investment income (loss) to average net
    assets ...........................................     (0.27)%       (0.02)%       0.01%        1.23%        1.61%        1.66%
   Net investment income (loss) to average net
    assets before voluntary expense reimbursements
    (note 3) .........................................        NA            NA        (0.19)%         NA         1.56%        1.30%
   Portfolio Turnover(1) .............................     67.99%        37.93%       13.45%       54.49%       50.98%       36.04%
----------------------------------------------------------------------------------------------------------------------------------

Notes:
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 amounted to: $142,965,196 and $131,996,934 for the T. Rowe Price Small Cap Portfolio, $92,395,485 and $68,284,251 for the Scudder Global Equity Portfolio, respectively.
(2) Ratios for the period March 3, 1997 to December 31, 1997 have been determined on annualized operating results.
(3) Less than $0.005 per share.

See Notes to Financial Statements.

                                     MSF-99

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            Harris Oakmark                 Neuberger Berman
                                                                            Large Cap Value                Partners Mid Cap
                                                                               Portfolio                    Value Portfolio
                                                                      ---------------------------      ---------------------------
                                                                        YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                                                      ---------------------------      ---------------------------
                                                                          1999           1998(3)           1999           1998(3)
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: Beginning of period ............................    $     9.70       $    10.00      $    10.73       $    10.00
----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
   Net investment income .........................................          0.10             0.03            0.06             0.03
   Net realized and unrealized gain (loss) .......................         (0.78)           (0.30)           1.80             0.71
                                                                      ----------       ----------      ----------       ----------
     Total From Investment Operations ............................         (0.68)           (0.27)           1.86             0.74
                                                                      ----------       ----------      ----------       ----------
 Less Distributions:
   Dividends from net investment income ..........................         (0.08)           (0.03)          (0.07)           (0.01)
   Distributions from net realized capital gains .................         (0.01)              --           (0.55)              --
                                                                      ----------       ----------      ----------       ----------
     Total Distributions .........................................         (0.09)           (0.03)          (0.62)           (0.01)
                                                                      ----------       ----------      ----------       ----------
----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of period ..................................    $     8.93       $     9.70      $    11.97       $    10.73
----------------------------------------------------------------------------------------------------------------------------------
   Total Return ..................................................         (6.89)%          (2.70)%         17.63%            7.44%

 Supplemental Data/Significant Ratios:
   Net assets at end of period (000's) ...........................    $   38,378       $    8,658      $   38,722       $    8,647
   Net expenses to average net assets (note 3)(1) ................          0.91%            0.70%           0.72%            0.68%
   Operating expenses to average net assets before voluntary
    expense reimbursements (note 3)(1) ...........................          1.15%            1.79%           1.18%            1.86%
   Net investment income to average net assets (1) ...............          1.63%            2.47%           0.86%            2.61%
   Net investment income to average net assets before voluntary
    expense reimbursements (note 3)(1) ...........................          1.39%            1.38%           0.40%            1.42%
   Portfolio Turnover(2) .........................................         16.59%            0.00%         134.37%           20.81%
----------------------------------------------------------------------------------------------------------------------------------

Notes:
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the two months ended December 31, 1998 have been determined on annualized operating results for the period. Twelve-month results may be different.
(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 amounted to: $37,718,312 and $3,866,011 for the Harris Oakmark Large Cap Value Portfolio, $56,456,718 and $30,593,570 for the Neuberger Berman Partners Mid Cap Value Portfolio, respectively.
(3) Ratios for the period November 9, 1998 to December 31, 1998 have been determined on annualized operating results.

See Notes to Financial Statements.

                                    MSF-100

METROPOLITAN SERIES FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                T. Rowe Price                  Lehman Brothers
                                                                                  Large Cap                     Aggregate Bond
                                                                               Growth Portfolio                Index Portfolio
                                                                          ------------------------        ------------------------
                                                                           YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                                          ------------------------        ------------------------
                                                                              1999          1998(3)           1999          1998(3)
 ----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: Beginning of period ..............................        $ 11.02          $10.00       $  10.06          $ 10.00
 ----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
   Net investment income ...........................................           0.02            0.01           0.48             0.07
   Net realized and unrealized gain (loss) .........................           2.43            1.02          (0.62)            0.07
                                                                        -----------     -----------    -----------      -----------
      Total From Investment Operations .............................           2.45            1.03          (0.14)            0.14
                                                                        -----------     -----------    -----------      -----------
 Less Distributions:
   Dividends from net investment income ............................          (0.03)          (0.01)         (0.47)           (0.08)
   Distributions from net realized capital gains ...................          (0.03)             --             --(4)            --
                                                                        -----------     -----------    -----------      -----------
      Total Distributions ..........................................          (0.06)          (0.01)         (0.47)           (0.08)
                                                                        -----------     -----------    -----------      -----------
 ----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of period ....................................        $ 13.41          $11.02       $   9.45          $ 10.08
 ----------------------------------------------------------------------------------------------------------------------------------
   Total Return ....................................................          22.23%          10.28%         (1.37)%           1.38%

 Supplemental Data/Significant Ratios:
   Net assets at end of period (000's) .............................        $51,402          $6,740       $129,339          $58,810
   Net expenses to average net assets (note 3)(1) ..................           0.87%           0.50%          0.40%            0.42%
   Operating expenses to average net assets before
    voluntary expense reimbursements (note 3)(1) ...................           1.31%           2.62%            NA             0.59%
   Net investment income to average net assets(1) ..................           0.23%           0.93%          6.06%            5.28%
   Net investment income to average net assets
    before voluntary expense reimbursements (note 3)(1) ............          (0.21)%         (1.19)%           NA             5.11%
   Portfolio Turnover(2)  ..........................................          46.48%           5.69%         96.19%           11.08%


--------------------------------------------------------------------------------

Notes:
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the two months ended December 31, 1998 have been determined on annualized operating results for the period. Twelve-month results may be different.
(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 amounted to: $48,659,861 and $11,618,731 for the T. Rowe Price Large Cap Growth Portfolio, $160,310,362 and $90,216,457 for the Lehman Brothers Aggregate Bond Index Porfolio, respectively.
(3) Ratios for the period November 9, 1998 to December 31, 1998 have been determined on annualized operating results.
(4) Less than $0.005 per share.

See Notes to Financial Statements.

                                    MSF-101

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           Morgan Stanley
                                                                             EAFE Index                        Russell 2000
                                                                              Portfolio                       Index Portfolio
                                                                    ---------------------------       -----------------------------
                                                                      YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                                    ---------------------------       -----------------------------
                                                                       1999            1998(3)           1999             1998(3)
                                                                    -----------      -----------      -----------       -----------
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: Beginning of period .........................     $     10.80      $     10.00      $     10.53       $     10.00
-----------------------------------------------------------------------------------------------------------------------------------
 Investment Operations:
   Net investment income ......................................            0.10             0.01             0.08              0.02
   Net realized and unrealized gain (loss) ....................            2.58             0.80             2.29              0.53
                                                                    -----------      -----------      -----------       -----------
     Total From Investment Operations .........................            2.68             0.81             2.37              0.55
                                                                    -----------      -----------      -----------       -----------
 Less Distributions:
   Dividends from net investment income .......................           (0.06)           (0.01)           (0.08)            (0.02)
   Distributions from net realized capital gains ..............           (0.08)            --              (0.30)             --
                                                                    -----------      -----------      -----------       -----------
     Total Distributions ......................................           (0.14)           (0.01)           (0.38)            (0.02)
                                                                    -----------      -----------      -----------       -----------
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: End of period ...............................     $     13.34      $     10.80      $     12.52       $     10.53
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return ...............................................           24.90%            8.11%           22.73%             5.48%

 Supplemental Data/Significant Ratios:
   Net assets at end of period (000's) ........................     $    82,355      $    25,453      $   111,729       $    38,147
   Net expenses to average net assets (note 3) (1) ............            0.50%            0.49%            0.45%             0.40%
   Operating expenses to average net assets before
     voluntary expense reimbursements (note 3) (1) ............            1.77%            1.41%            0.89%             1.04%
   Net investment income to average net assets (1) ............            1.25%            0.71%            1.04%             1.46%
   Net investment income (loss) to average net assets before
     voluntary expense reimbursements (note 3) (1) ............           (0.02)%          (0.21)%           0.59%             0.82%
   Portfolio Turnover (2)  ....................................           43.67%           12.68%           67.01%             2.80%
-----------------------------------------------------------------------------------------------------------------------------------

Notes:
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(1) Ratios for the two months ended December 31, 1998 have been determined on annualized operating results for the period. Twelve-month results may be different.
(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 amounted to: $65,340,616 and $21,570,722 for the Morgan Stanley EAFE Index Portfolio, $102,489,864 and $46,437,402 for the Russell 2000 Index Portfolio, respectively.
(3) Ratios for the period November 9, 1998 to December 31, 1998 have been determined on annualized operating results.

See Notes to Financial Statements.

                                    MSF-102

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1999
--------------------------------------------------------------------------------


1.   SIGNIFICANT ACCOUNTING POLICIES:

     The Metropolitan Series Fund, Inc. ("Fund") is registered under the Investment Company Act of 1940 as a diversified open end investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Investment Security Valuation:

     Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Bond Portfolio, which in the latter case would value such securities at the last bid price). Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or, in the case of the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global Equity Portfolio which second values such securities at the last current bid, and third by using the last available price). Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities (except for the Loomis Sayles High Yield Bond Portfolio, which, in the latter case, would value such security at the last bid price; or the Scudder Global Equity and the Neuberger Berman Partners Mid Cap Value Portfolios which would value such security first at the last sale, and second at the bid price). All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day (except for the Neuberger Berman Partners Mid Cap Value Portfolio, which would be valued at the mean between closing bid and asked price). Where market quotations are not readily available for such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days.

     Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

     B. Investment Security Transactions:

     Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified; interest income is accrued as earned. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

     C. Federal Income Taxes:

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. At December 31, 1999, the T. Rowe Price Small Cap Growth Portfolio had fully utilized its capital loss carryover of approximately $13,167,975. The Loomis Sayles High Yield Bond, State Street Research Income, and Lehman Brothers Aggregate Bond Index Portfolios generated capital loss carryovers of $1,594,370, $7,823,721, and $440,820 respectively in 1999 (all will expire in 2007).

     D. Return of Capital Distributions:

     The Fund distributes all of its taxable income, both net realized gains and net investment income, to shareholders. Effective January 1, 1994 the Fund adopted Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

     The State Street Growth Portfolio incurred net investment losses of $708,132 during 1999, which was reclassified to paid-in-capital. The State Street Research Aggressive Growth Portfolio incurred net investment losses of $2,656,277 during 1998 and $8,650,231 during 1999, which has been reclassified to paid-in-capital at December 31, 1998 and December 31, 1999, respectively. The T. Rowe Price Small Cap Portfolio incurred net investment losses of $32,023 during 1998 and $280,918 during 1999, which has been reclassified to paid-in-capital at December 31, 1998 and December 31, 1999, respectively.


                                    MSF-103

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1999
--------------------------------------------------------------------------------


1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     D. Return of Capital Distributions (Continued)

     The State Street Diversified Portfolio incurred net investment losses of $3,295,606 during 1999, which has been reclassified to accumulated net realized gain (loss). The Janus Mid Cap Portfolio incurred net investment losses of $4,122,787 during 1999, which has been reclassified to accumulated net realized gain (loss). The T. Rowe Price Small Cap Growth Portfolio incurred net investment losses of $293,947 during 1999, which has been reclassified to accumulated net realized gain (loss).

     E. Forward Foreign Currency Exchange Contracts

     A forward foreign currency exchange contract is an agreement between two parties to buy or sell a specific currency for a set price on a future date. The Fund may enter into forward foreign currency exchange contracts to hedge security transactions on holdings denominated in a foreign currency. Should foreign currency exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the forward foreign currency exchange contracts and may realize a loss. The use of forward foreign currency exchange contracts involves the risk of imperfect correlation in movements in the price of the underlying hedged assets and foreign currency exchange rates. During the period that a contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking to market" on a daily basis. A realized gain or loss will be recognized when a contract is completed or canceled.

     F. Repurchase Agreements:

     The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults, and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

     G. Estimates and Assumptions:

     The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     H. Expense Reductions:

     The Fund directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. In addition, the Fund has entered into arrangements with its custodian whereby credits realized as a result of this practice were used to reduce a portion of each participating Portfolio's custodian fees.

     I. Subsequent Event:

     The advisor was changed from Santander Global Advisors, Inc. to Putnam Investment Management, Inc., effective January 24, 2000. Consequently, the Santander International Stock Portfolio name was changed to Putnam International Stock Portfolio.

     J. "When - issued" Securities:

     Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

     K. Other:

     Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

--------------------------------------------------------------------------------

2.   RESTRICTED AND ILLIQUID SECURITIES:

     These securities may be resold in transactions exempt from registration or to the public if the securities are registered. The sale of these securities may involve lengthy negotiations and additional expense. These constraints may affect the security's marketability, and therefore hinder prompt disposal at an acceptable price. The Fund intends to invest no more than 15% of net assets in illiquid and restricted securities, except for the State Street Research Money Market Portfolio and the Scudder Global Equity Portfolio where the restriction is 10% of net assets. Restricted securities (including Rule 144A issues) and illiquid securities held at December 31, 1999 are footnoted at the end of each applicable Portfolio's schedule of investments.

--------------------------------------------------------------------------------



                                    MSF-104

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                 DECEMBER 31, 1999
--------------------------------------------------------------------------------

3.   EXPENSES:

     A. Investment Management Agreements:

     The Fund has entered into investment management agreements with Metropolitan Life. For providing investment management services to the Fund, Metropolitan Life receives monthly compensation at the annual rate of:

         PORTFOLIO                   FIRST TIER             SECOND TIER          THIRD TIER           FOURTH TIER
         ---------                   ----------             -----------          ----------           -----------
State Street Research Growth .... 55% up to $500 mil.   .50% next $500 mil.   .45% above $1 bil.
State Street Research Income .... 35% up to $250 mil.   .30% next $250 mil.   .25% above $500 mil.
State Street Research Money
  Market ........................ 25% all asset levels
State Street Research
  Diversified ................... 50% up to $500 mil.   .45% next $500 mil.   .40% above $1 bil.
State Street Research Aggressive
  Growth ........................ 75% up to $500 mil.   .70% next $500 mil.   .65% above $1 bil.
Metlife Stock Index ............. 25% all asset levels
Santander International Stock ... 75% up to $500 mil.   .70% next $500 mil.   .65% above $1 bil.
Loomis Sayles High Yield Bond ... 70% all assets levels
Janus Mid Cap ................... 75% up to $100 mil    .70% next $400 mil.   .65% above $500 mil.
T. Rowe Price Small Cap Growth .. 55% up to $100 mil.   .50% next $300 mil.   .45% above $400 mil.
Scudder Global Equity ........... 90% up to $50 mil.    .55% next $50 mil.    .50% next $400 mil.   .475% above $500
Harris Oakmark Large Cap Value .. 75% up to $250 mil.   .70% above $250 mil.
Neuberger Berman Partners Mid
   Cap Value .................... 70% up to $100 mil.   .675% next $250 mil.  .65% next $500  mil.  .625% next $750 mil.
T. Rowe Price Large Cap Growth .. 70% up to $50 mil.    .60% above $50 mil.
Lehman Brothers Aggregate Bond
   Index ........................ 25% all assets levels
Morgan Stanley Eafe Index ....... 30% all assets levels
Russell 2000 Index .............. 25% all asset levels

         PORTFOLIO                         FIFTH TIER
         ---------                         ----------
State Street Research Growth ....
State Street Research Income ....
State Street Research Money
  Market ........................
State Street Research
  Diversified ...................
State Street Research Aggressive
  Growth ........................
Metlife Stock Index .............
Santander International Stock ...
Loomis Sayles High Yield Bond ...
Janus Mid Cap ...................
T. Rowe Price Small Cap Growth ..
Scudder Global Equity ...........
Harris Oakmark Large Cap Value ..
Neuberger Berman Partners Mid
   Cap Value ....................     .60% above $1.6 bil.
T. Rowe Price Large Cap Growth ..
Lehman Brothers Aggregate Bond
   Index ........................
Morgan Stanley Eafe Index .......
Russell 2000 Index ..............

     The Fund and Metropolitan Life have entered into various sub-investment management agreements. State Street Research & Management Company, a subsidiary of Metropolitan Life, is compensated to provide sub-investment management services for the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, and State Street Research Aggressive Growth Portfolios. Santander Global Advisors, Inc., an affiliated company of Metropolitan Life Insurance Co. for part of the year, is compensated to provide sub-investment management services for the Santander International Stock Portfolio. Loomis, Sayles & Company, L.P., whose general partner is indirectly owned by Metropolitan Life, is compensated to provide sub-investment management services for the Loomis Sayles High Yield Bond Portfolio. Janus Capital Corporation is compensated to provide sub-investment management services for the Janus Mid Cap Portfolio. T. Rowe Price Associates, Inc. is compensated to provide sub-investment management services for the T. Rowe Price Small Cap Growth and the T. Rowe Price Large Cap Growth Portfolios. Scudder Kemper Investments, Inc. is compensated to provide sub-investment management services for the Scudder Global Equity Portfolio. Harris Associates, L.P., whose general partner is indirectly owned by Metropolitan Life, is compensated to provide sub-investment management services for the Harris Oakmark Large Cap Value Portfolio. Neuberger Berman Management, Inc. is compensated to provide sub-investment management services for the Neuberger Berman Partners Mid Cap Value Portfolio.

     B. Subsidization of Portfolios:

     Metropolitan Life has agreed to subsidize all expenses, excluding those listed below, in excess of .20% of the net assets of Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, and Russell 2000 Index Portfolios. For the Morgan Stanley EAFE Index Portfolio, subsidization is capped at .25%. Subsidization will continue until either each Portfolio's total net assets are at least $100 million, or after two years from inception, whichever is earlier. Subsidization ceased December 31, 1997 for the Janus Mid Cap, January 22, 1998 for the T. Rowe Price Small Cap Growth, July 2, 1998 for the Scudder Global Equity, March 2, 1999 for the Loomis Sayles High Yield Bond, July 13, 1999 for the Lehman Brothers Aggregate Bond Index, and December 3, 1999 for Russell 2000 Index Portfolios when those Portfolios exceeded the $100 million threshold.

     Metropolitan Life agreed to resume the subsidization of Russell 2000, effective February 22, 2000. All expenses, excluding those listed below, in excess of .30% of the net assets will be subsidized until the Portfolio's total net assets are at least $200 million, or April 30, 2001, whichever is earlier.

     Metropolitan Life agreed to extend a new expense cap for Morgan Stanley EAFE Index which will become effective whenever the current cap expires. All expenses, excluding those listed below, in excess of .40% will be subsidized until the Portfolio's total net assets are at least $200 million or April 30, 2001, whichever is earlier.



                                    MSF-105

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                 DECEMBER 31, 1999
--------------------------------------------------------------------------------

3.   EXPENSES (Continued)

     B. Subsidization of Portfolios (Continued)

     Expenses excluded from subsidization are: investment management fees payable to Metropolitan Life, brokerage commissions on portfolio transactions (including any other direct costs related to the acquisition, disposition, lending or borrowing of portfolio investments), taxes payable by the Fund, interest and other costs related to borrowings by the Fund, and any extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto).

--------------------------------------------------------------------------------

4.   DIVIDEND DISTRIBUTIONS:

     The Fund distributes, at least annually, substantially all net investment income, if any, of each Portfolio, which will then be reinvested in additional full and fractional shares of the Portfolio. All net realized long-term or short-term capital gains of the Fund, if any, are declared and distributed at least annually to the shareholders of the Portfolio(s) to which such gains are attributable.

--------------------------------------------------------------------------------

5.   NEW PORTFOLIOS:

     On November 9, 1998, the Fund commenced operations of six Portfolios:
     Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, and Russell 2000 Index Portfolios. Metropolitan Life supplied initial start-up capital of $112,000,000 to facilitate the operation of these Portfolios. Metropolitan Life, therefore, purchased 500,000 shares of the Harris Oakmark Large Cap Value Portfolio, 500,000 shares of the Neuberger Berman Partners Mid Cap Value Portfolio, 200,000 shares of the T. Rowe Price Large Cap Growth Portfolio, 5,000,000 shares of the Lehman Brothers Aggregate Bond Index Portfolio, 2,000,000 shares of the Morgan Stanley EAFE Index Portfolio, and 3,000,000 shares of the Russell 2000 Index Portfolio, with each Portfolio valued at $10 per share. Subsequently, these Portfolios were made available for certain contracts. As of December 31, 1999, the value of Metropolitan Life's investment in these Portfolios totaled $129,384,861.

--------------------------------------------------------------------------------

6.   PORTFOLIO NAME CHANGES:

     On November 9, 1998 the name of the State Street Research International Stock Portfolio was changed to the Santander International Stock Portfolio.

--------------------------------------------------------------------------------

7.   SECURITIES LENDING:

     On December 15, 1997, the Fund entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Co. (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Fund's behalf. In exchange, the Fund receives collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. In any event if the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 102% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from lending transactions, which is included in interest income of the respective Portfolios. The remaining 30% is used to defray the costs of securities lending. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Portfolios with outstanding loans at December 31, 1999 are footnoted at the end of each applicable Portfolio's schedule of investments.

--------------------------------------------------------------------------------


                                    MSF-106

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1999
--------------------------------------------------------------------------------

8. NET UNREALIZED APPRECIATION (DEPRECIATION):

  As of December 31, 1999, gross unrealized appreciation and depreciation on investments and foreign currency were as follows:

                                                                                          NET UNREALIZED
                                             GROSS UNREALIZED       GROSS UNREALIZED       APPRECIATION
PORTFOLIO                                     APPRECIATION           DEPRECIATION         (DEPRECIATION)*
---------                                   ----------------       ----------------      ---------------
State Street Research Growth................ $ 1,030,161,934        $ (76,595,152)        $   953,566,782
State Street Research Income................         408,839          (24,103,815)            (23,694,976)
State Street Research Diversified...........     451,691,018          (94,767,539)            356,923,479
State Street Research Aggressive Growth.....     489,744,257           (9,219,990)            480,524,267
Metlife Stock Index.........................   1,785,473,353         (130,398,110)          1,655,075,243
Santander International Stock...............      61,822,814          (18,426,416)             43,396,398
Loomis Sayles High Yield Bond...............       4,261,293           (7,491,915)             (3,230,622)
Janus Mid Cap...............................     760,457,790          (28,794,922)            731,662,868
T. Rowe Price Small Cap Growth..............      84,395,134          (12,968,691)             71,426,443
Scudder Global Equity.......................      45,949,116           (7,867,191)             38,081,925
Harris Oakmark Large Cap Value..............         745,094           (6,393,059)             (5,647,965)
Neuberger Berman Partners Mid Cap Value.....       4,486,723           (2,891,823)              1,594,900
T. Rowe Price Large Cap Growth..............       8,960,844           (2,353,853)              6,606,991
Lehman Brothers Aggregate Bond Index........             374           (5,066,435)             (5,066,061)
Morgan Stanley Eafe Index...................      18,399,269           (3,075,522)             15,323,747
Russell 2000 Index..........................      27,210,112           (9,508,677)             17,701,435

* Does not include unrealized gains and (losses) related to foreign currency contracts, foreign currency translations, and futures contracts of $(151,777), $(405,956), $(759,125), $580, $39, $66,375, $(7,934), $(27), and $(1,357) for
  the State Street Research Income, State Street Research Diversified, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, T. Rowe Price Large Cap Growth, and Morgan Stanley EAFE Index Portfolios, respectively (see Note 10).

--------------------------------------------------------------------------------

9.   CAPITAL STOCK ACTIVITY:

     At December 31, 1999, there were 3,000,000,000 shares of $0.01 par value common stock authorized for the Fund. The shares of common stock are divided into seventeen series: State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, and Russell 2000 Index Portfolios. Transactions in shares were as follows:

                                                                  FOR THE YEAR ENDED DECEMBER 31, 1999
  ----------------------------------------------------------------------------------------------------------------------------------

                                                                            STATE                          STATE
                                              STATE           STATE         STREET         STATE           STREET
                                              STREET          STREET       RESEARCH        STREET         RESEARCH       METLIFE
                                             RESEARCH        RESEARCH       MONEY         RESEARCH       AGGRESSIVE       STOCK
                                              GROWTH          INCOME        MARKET      DIVERSIFIED        GROWTH         INDEX
                                             PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                             ---------      ---------     ---------      ---------       ---------      ---------
Shares sold................................  2,846,203      2,398,193     4,509,633      6,592,839       5,369,623      15,838,997
Shares issued in reinvestment of dividends. 10,192,040      2,632,719       233,103     13,593,632         974,060       5,138,477
Total...................................... ----------     ----------    ----------     ----------     -----------      ----------
Shares redeemed............................ 13,038,243      5,030,912     4,742,736     20,186,471       6,343,683      20,977,474
Net increase (decrease).................... (4,351,207)    (5,354,252)   (3,737,432)    (7,402,830)    (13,167,417)     (5,329,460)
                                            ----------     ----------    ----------     ----------     -----------      ----------
                                             8,687,036       (323,340)    1,005,304     12,783,641      (6,823,734)     15,648,014
                                            ==========     ==========    ==========     ==========     ===========      ==========


                                    MSF-107

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1999
--------------------------------------------------------------------------------


9.   CAPITAL STOCK ACTIVITY (Continued)

                                                              FOR THE YEAR ENDED DECEMBER 31, 1999
  ------------------------------------------------------------------------------------------------------------------------
                                       SANTANDER       LOOMIS SAYLES                       T. ROWE PRICE       SCUDDER
                                     INTERNATIONAL       HIGH YIELD          JANUS           SMALL CAP          GLOBAL
                                         STOCK              BOND            MID CAP            GROWTH           EQUITY
                                       PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                    ---------------   ---------------    -------------    ---------------     ------------
Shares sold ......................     16,814,485         1,729,831        35,636,305         8,499,905         4,071,297
Shares issued in reinvestment of
  dividends ......................      3,670,493           534,603         2,871,760                --           417,602
                                      -----------       -----------       -----------       -----------       -----------
Total ............................     20,484,978         2,264,434        38,508,065         8,499,905         4,488,899
Shares redeemed ..................    (18,600,613)         (531,151)       (6,938,221)       (6,756,958)       (2,157,996)
                                      -----------       -----------       -----------       -----------       -----------
Net increase (decrease) ..........      1,884,365         1,733,283        31,569,844         1,742,947         2,330,903
                                      ===========       ===========       ===========       ===========       ===========
                                                              FOR THE YEAR ENDED DECEMBER 31, 1999
  --------------------------------------------------------------------------------------------------------------------------
                                                      NEUBERGER
                                        HARRIS         BERMAN                        LEHMAN
                                        OAKMARK       PARTNERS     T. ROWE PRICE    BROTHERS        MORGAN
                                       LARGE CAP       MID CAP        LARGE CAP     AGGREGATE    STANLEY EAFE   RUSSELL 2000
                                         VALUE          VALUE          GROWTH      BOND INDEX        INDEX          INDEX
                                       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                     -------------  -------------  -------------  ------------  --------------  ------------
Shares sold ......................     3,507,594      2,925,876      3,299,088      7,446,455      5,040,737      5,200,149
Shares issued in reinvestment of
 dividends .......................        46,565        149,485         15,723        614,094         67,535        276,389
                                      ----------     ----------     ----------     ----------     ----------     ----------
Total ............................     3,554,159      3,075,361      3,314,811      8,060,549      5,108,272      5,476,538
Shares redeemed ..................      (149,821)      (646,487)       (92,895)      (228,461)    (1,289,685)      (176,995)
                                      ----------     ----------     ----------     ----------     ----------     ----------
Net increase (decrease) ..........     3,404,338      2,428,874      3,221,916      7,832,088      3,818,587      5,299,543
                                      ==========     ==========     ==========     ==========     ==========     ==========
                                                              FOR THE YEAR ENDED DECEMBER 31, 1999
  --------------------------------------------------------------------------------------------------------------------------
                                                                       STATE                        STATE
                                       STATE           STATE           STREET         STATE         STREET
                                       STREET          STREET         RESEARCH        STREET       RESEARCH       METLIFE
                                      RESEARCH        RESEARCH         MONEY         RESEARCH     AGGRESSIVE       STOCK
                                       GROWTH          INCOME          MARKET      DIVERSIFIED      GROWTH         INDEX
                                      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                     -----------    -----------     -----------   -------------  -----------    -----------
Shares sold ......................     5,102,533      7,477,573      3,845,200     15,958,606      4,160,571     17,844,211
Shares issued in reinvestment of
 dividends .......................     7,817,372      3,153,420        206,800     13,555,996      2,915,793      3,629,852
                                     -----------    -----------     ----------    -----------    -----------    -----------
Total ............................    12,919,905     10,630,993      4,052,000     29,514,602      7,076,364     21,474,063
Shares redeemed ..................    (2,631,861)    (1,962,957)    (3,877,485)    (1,719,344)    (9,025,121)    (3,717,661)
                                                    -----------     ----------    -----------    -----------    -----------
Net increase (decrease) ..........    10,288,044      8,668,036        174,515     27,795,258     (1,948,757)    17,756,402
                                     ===========    ===========     ==========    ===========    ===========    ===========
                                                              FOR THE YEAR ENDED DECEMBER 31, 1998
  -------------------------------------------------------------------------------------------------------------------------
                                       SANTANDER        LOOMIS SAYLES                     T. ROWE PRICE        SCUDDER
                                     INTERNATIONAL        HIGH YIELD         JANUS           SMALL CAP          GLOBAL
                                         STOCK               BOND           MID CAP           GROWTH            EQUITY
                                       PORTFOLIO          PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                    ---------------    ---------------    -----------     ---------------     -----------
Shares sold ......................     13,289,786         2,279,157        15,312,519        14,274,228         7,095,699
Shares issued in reinvestment of
 dividends .......................        240,269           524,895           108,974                --           143,372
                                      -----------       -----------       -----------       -----------       -----------
Total ............................     13,530,055         2,804,052        15,421,493        14,274,228         7,239,071
Shares redeemed ..................    (15,388,430)         (490,894)       (2,249,439)       (6,801,840)       (3,646,289)
                                      -----------       -----------       -----------       -----------       -----------
Net increase (decrease) ..........     (1,858,375)        2,313,158        13,172,054         7,472,388         3,592,782
                                      ===========       ===========       ===========       ===========       ===========
                                         FOR THE PERIOD NOVEMBER 9, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998
  ---------------------------------------------------------------------------------------------------------------------------
                                                     NEUBERGER
                                       HARRIS         BERMAN                         LEHMAN
                                       OAKMARK       PARTNERS      T. ROWE PRICE    BROTHERS        MORGAN
                                      LARGE CAP       MID CAP        LARGE CAP      AGGREGATE    STANLEY EAFE   RUSSELL 2000
                                        VALUE          VALUE          GROWTH       BOND INDEX        INDEX          INDEX
                                      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                     ------------   -----------   --------------- ------------  -------------  --------------
Shares sold ......................       890,538        819,020        611,872      5,978,010      2,373,243      3,615,979
Shares issued in reinvestment of
 dividends .......................         2,444            999            358         43,481          2,334          5,907
                                      ----------     ----------     ----------     ----------     ----------     ----------
Total ............................       892,982        820,019        612,230      6,021,491      2,375,577      3,621,886
Shares redeemed ..................          (243)       (14,292)          (725)      (173,326)       (18,562)           (78)
                                      ----------     ----------     ----------     ----------     ----------     ----------
Net increase (decrease) ..........       892,739        805,727        611,505      5,848,165      2,357,015      3,621,808
                                      ==========     ==========     ==========     ==========     ==========     ==========
  ---------------------------------------------------------------------------------------------------------------------------

                                    MSF-108

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1999
--------------------------------------------------------------------------------

10.  FOREIGN CURRENCY TRANSLATIONS:

     The fair value of foreign currency contracts is the amount at which the contracts could be settled based on exchange rates obtained from dealers.

     As of December 31, 1999, the State Street Research Income Portfolio experienced an unrealized net loss of $154,373 based on the following foreign currency exchange contracts outstanding:


                                                                                 VALUATION
                                                                                   AS OF                     UNREALIZED
                             EXPIRATION                CONTRACT                 DECEMBER 31,                APPRECIATION
         SOLD                   DATE                    AMOUNT                      1999                   (DEPRECIATION)
  ------------------       ---------------       --------------------       --------------------       -----------------------
  New Zealand Dollar           1/25/00                $2,489,503                 $2,524,933                 $    (35,430)
  New Zealand Dollar           1/25/00                 3,703,149                  3,756,034                      (52,885)
  New Zealand Dollar           2/18/00                 2,549,403                  2,609,919                      (60,516)
  New Zealand Dollar           2/18/00                   547,740                    561,622                      (13,882)
                                                      ----------                 ----------                 ------------
                                                      $9,289,795                 $9,452,508                 $   (162,713)
      PURCHASED
  ------------------
  New Zealand Dollar           2/18/00                $  385,423                 $  393,763                 $      8,340
                                                      ----------                 ----------                 ------------
  Net unrealized (depreciation) ....................................................................        $   (154,373)
                                                                                                            ============

The State Street Research Income Portfolio had an unrealized net translation gain on foreign currency receivables as follows:

          Net unrealized translation gain (loss):
             Interest receivables .............................   $2,596
                                                                  ------
                Net unrealized translation gain (loss) ........   $2,596
                                                                  ======

As of December 31, 1999 the State Street Research Diversified Portfolio experienced an unrealized net loss of $412,396 based on the following foreign currency exchange contracts outstanding:

                                                                                  VALUATION
                                                                                     AS OF                     UNREALIZED
                             EXPIRATION                CONTRACT                  DECEMBER 31,                 APPRECIATION
         SOLD                   DATE                    AMOUNT                       1999                    (DEPRECIATION)
  ------------------       ---------------       ---------------------       ---------------------       ----------------------
  New Zealand Dollar           1/25/00                $ 7,554,218                $ 7,662,100                $    (107,882)
  New Zealand Dollar           1/25/00                  5,406,808                  5,483,757                      (76,949)
  New Zealand Dollar           2/18/00                  6,944,837                  7,109,689                     (164,852)
  New Zealand Dollar           2/18/00                    390,150                    400,038                       (9,888)
  New Zealand Dollar           2/18/00                  2,940,150                  3,014,663                      (74,513)
                                                      -----------                -----------                -------------
                                                      $23,236,163                $23,670,247                $    (434,084)
      PURCHASED
  ------------------
  New Zealand Dollar           2/18/00                $   959,011                $   980,699                $      21,688
                                                      -----------                -----------                -------------
  Net unrealized (depreciation) ....................................................................        $    (412,396)
                                                                                                            =============

The State Street Research Diversified Portfolio had an unrealized net translation gain on foreign currency receivables as follows:

         Net unrealized translation gain (loss):
             Interest receivables .............................   $6,440
                                                                  ------
                Net unrealized translation gain (loss) ........   $6,440)
                                                                  ======

                                    MSF-109

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1999
--------------------------------------------------------------------------------

10.  FOREIGN CURRENCY TRANSLATIONS (Continued)

     As of December 31, 1999, the Santander International Stock Portfolio experienced an unrealized net loss of $746,539 based on the following foreign currency exchange contracts outstanding:

                                                                                 VALUATION
                                                                                   AS OF                       UNREALIZED
                            EXPIRATION                CONTRACT                  DECEMBER 31,                  APPRECIATION
        SOLD                   DATE                    AMOUNT                       1999                     (DEPRECIATION)
  -----------------       ---------------       ---------------------       ---------------------       ------------------------
  Australian Dollar           1/31/00                $ 7,921,666                 $ 8,079,072                 $    (157,406)
  Japanese Yen                1/31/00                  5,765,845                   5,814,640                       (48,795)
  Singapore Dollar            1/31/00                  8,015,018                   7,998,797                        16,221
  Singapore Dollar            1/31/00                  2,937,881                   2,946,925                        (9,044)
                                                     -----------                 -----------                 -------------
                                                     $24,640,410                 $24,839,434                 $    (199,024)
                                                     ===========                 ===========
      PURCHASED
  -----------------
  Euro Currency               1/31/00                $ 2,937,881                 $ 2,816,399                 $    (121,482)
  Pound Sterling              1/31/00                  8,015,018                   7,857,679                      (157,339)
  Pound Sterling              1/31/00                  5,765,845                   5,652,658                      (113,187)
  Pound Sterling              1/31/00                  7,921,667                   7,766,160                      (155,507)
                                                     -----------                 -----------                 -------------
                                                     $24,640,411                 $24,092,896                 $    (547,515)
                                                     ===========                 ===========                 -------------
  Net unrealized (depreciation) .....................................................................        $    (746,539)
                                                                                                             =============

The Santander International Stock Portfolio had an unrealized net translation
(loss) on foreign currency receivables and payables as follows:

          Net unrealized translation gain (loss):
            Dividend receivables .....................    $    (403)
            Dividend reclaim receivables .............      (12,224)
            Tax expense payables .....................           41
                                                          ---------
               Net unrealized translation gain (loss).     ($12,586)
                                                          =========

The Loomis Sayles High Yield Bond Portfolio had an unrealized net translation gain on foreign currency receivables and payables as follows:

          Net unrealized translation gain (loss):
            Interest receivables .....................         $580
                                                               ----
               Net unrealized translation gain (loss).         $580
                                                               ====

As of December 31, 1999, the Janus Mid Cap Portfolio experienced an unrealized net loss of $420 based on the following foreign currency exchange contracts outstanding:

                                                                       VALUATION
                                                                          AS OF                 UNREALIZED
                        EXPIRATION              CONTRACT              DECEMBER 31,             APPRECIATION
       SOLD                DATE                  AMOUNT                   1999                (DEPRECIATION)
  --------------       ------------          --------------          --------------          ---------------
  Pound Sterling          1/4/00                $ 81,089                 $ 80,669                 $ (420)
                                                --------                 --------                 ------
  Net unrealized (depreciation) ...........................................................       $ (420)
                                                                                                  ======

The Janus Mid Cap Portfolio had an unrealized net translation gain on foreign currency receivables and payables as follows:

          Net unrealized translation gain (loss):
             Sales receivables ..........................    $ 459
                                                             -----
                Net unrealized translation gain (loss) ..    $ 459
                                                             =====

The Scudder Global Equity Portfolio had an unrealized net translation (loss) on foreign currency receivables and payables as follows:

          Net unrealized translation gain (loss):
             Dividend receivables .......................     $485
             Dividend reclaim receivables ...............   (2,404)
             Interest receivables .......................   (6,200)
             Sales receivables ..........................      241
             Tax expense payables .......................      (56)
                                                           -------
                Net unrealized translation gain (loss) ..  $(7,934)
                                                           =======


                                    MSF-110

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1999
--------------------------------------------------------------------------------

10.  FOREIGN CURRENCY TRANSLATIONS (Continued)


     The T. Rowe Price Large Cap Growth Portfolio had an unrealized net translation (loss) on foreign currency receivables and payables as follows:

          Net unrealized translation gain (loss):
             Dividend reclaim receivables ....................  $   (27)
                                                                -------
                Net unrealized translation gain (loss) .......  $   (27)
                                                                =======

     As of December 31, 1999, the Morgan Stanley EAFE Index Portfolio experienced an unrealized net loss of $408 based on the following foreign currency exchange contracts outstanding:

                                                                           VALUATION
                                                                             AS OF                   UNREALIZED
                          EXPIRATION               CONTRACT               DECEMBER 31,              APPRECIATION
    PURCHASED                DATE                   AMOUNT                    1999                 (DEPRECIATION)
  --------------        -------------          ---------------          ---------------          -----------------
  Euro Currency             1/3/00                 $  23,166                $  22,964                $    (202)
  Euro Currency             1/5/00                    10,665                   10,570                      (95)
  Japanese Yen              1/4/00                     6,348                    6,351                        3
  Pound Sterling            1/5/00                   102,115                  102,001                     (114)
                                                   ---------                ---------                ----------
                                                   $ 142,294                $ 141,886                $    (408)
                                                   =========                =========                ---------
  Net unrealized (depreciation) .............................................................        $    (408)
                                                                                                     =========

The Morgan Stanley EAFE Index Portfolio had an unrealized net translation (loss) on foreign currency receivables and payables as follows:

          Net unrealized translation gain (loss):
             Dividend receivables ............................  $    36
             Dividend reclaim receivables ....................   (1,169)
             Purchase payables ...............................      792
             Sales receivables ...............................     (597)
             Tax expense payables ............................      (11)
                                                                -------
                Net unrealized translation gain (loss) .......  $  (949)
                                                                =======

--------------------------------------------------------------------------------

11.  FUTURES CONTRACTS:

     The Fund may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return.

     Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as initial margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     As of December 31, 1999, the T.Rowe Price Small Cap Growth Portfolio experienced an unrealized net gain of $66,375 based on the following futures contracts outstanding:

                                                                                 VALUATION
                                                                                   AS OF               UNREALIZED
                         NUMBER OF         EXPIRATION          CONTRACT         DECEMBER 31,          APPRECIATION
      PURCHASED          CONTRACTS            DATE              AMOUNT              1999             (DEPRECIATION)
  ------------------    -----------      --------------     --------------    ----------------      ----------------
  Russell 2000 Index         13             3/16/00           $ 3,248,300        $ 3,314,675             $ 66,375
                                                              -----------        -----------             --------
  Net unrealized appreciation (depreciation) .........................................................   $ 66,375
                                                                                                         ========

                                    MSF-111

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------
As Of February 18, 2000


DIRECTORS:                                             OFFICERS:
---------------------------------------------------    ----------------------------------------------------------------------------
David A. Levene--Chairman of the Board and Director    David A. Levene--Chief Executive Officer
Steve A. Garban--Director                              Christopher P. Nicholas--President, Chief Operating Officer, and Secretary
Malcolm T. Hopkins--Director                           Barbara A. Hume--Vice-President
Dean O. Morton--Director                               Lawrence A. Vranka--Vice-President
Michael S. Scott Morton--Director                      Dianne K. Johnson--Controller
Arthur G. Typermass--Director                          Janet M. Morgan--Treasurer
                                                       Patricia S. Worthington--Assistant Secretary
                                                       Nancy A. Turchio--Assistant Secretary
                                                       Jeanne L. Manning--Assistant Controller
                                                       John A. Malatchi--Assistant Controller

In an effort to minimize duplicate mailings to our customers, we are sending one copy of our Metropolitan Series Fund Annual Report to a customer with more than one individual life insurance policy or variable annuity contract with the same address of record. Please note that the portfolio performance information provided in this report does not include withdrawal or surrender charges or Separate Account, policy or contract charges (general administrative expenses and mortality and expense risk charges or cost of insurance charges). For information regarding performance for your variable annuity contract or variable life insurance policy, please contact your sales representative. Additional information regarding MetLife products and services is available by calling 1-800-METLIFE or by visiting our Web site at www.metlife.com.

This report has been prepared for the owners and prospective owners of various insurance policies and annuity contracts issued by Metropolitan Life Insurance Company and Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of Metropolitan Life, and shareholders of Metropolitan Series Fund, Inc. This report is not authorized for distribution to prospective purchasers of any of those policies or contracts unless preceded or accompanied by the current prospectuses for the appropriate contract or policy and for Metropolitan Series Fund, Inc., which contain other important information including applicable fees and charges.

                          If you want more information,
                    please contact your sales representative.

--------------------------------------------------------------------------------

                                                      -------------------
[LOGO of MetLife(R)]                                       PRSRT STD
                                                       U.S. Postage Paid
Metropolitan Life Insurance Company                         METLIFE
Johnstown Office, 500 Schoolhouse Road                -------------------
Johnstown, PA 15904-2914

Address Service Requested



MSFAnnual(0200)
Date of First Use: 2/18/2000                           E00028MPE(exp0800)MLIC-LD

In an effort to minimize duplicate mailings to our customers, we are sending one copy of our Metropolitan Series Fund Annual Report to a customer with more than one individual life insurance policy or variable annuity contract with the same address of record. Please note that the portfolio performance information provided in this report does not include withdrawal or surrender charges or Separate Account, policy or contract charges (general administrative expenses and mortality and expense risk charges or cost of insurance charges). For information regarding performance for your variable annuity contract or variable life insurance policy, please contact your sales representative. Additional information regarding MetLife products and services is available by calling 1-800-METLIFE or by visiting our Web site at www.metlife.com.

This report has been prepared for the owners and prospective owners of various insurance policies and annuity contracts issued by Metropolitan Life Insurance Company and Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of Metropolitan Life, and shareholders of Metropolitan Series Fund, Inc. This report is not authorized for distribution to prospective purchasers of any of those policies or contracts unless preceded or accompanied by the current prospectuses for the appropriate contract or policy and for Metropolitan Series Fund, Inc., which contain other important information including applicable fees and charges.

                         If you want more information,
                   please contact your sales representative.


--------------------------------------------------------------------------------

[LOGO OF METLIFE(R)]                                       ---------------------

Metropolitan Life Customer Service Center                        PRSRT STD
177 South Commons Drive                                     U.S. Postage Paid
Aurora, IL 60504                                                  METLIFE

Address Service Requested                                  ---------------------


MSFAnnualGVUL(0200)
Date of First Use 2/18/2000                            E00028MPE(exp0800)MLIC-LD

In an effort to minimize duplicate mailings to our customers, we are sending one copy of our Metropolitan Series Fund Annual Report to a customer with more than one individual life insurance policy or variable annuity contract with the same address of record. Please note that the portfolio performance information provided in this report does not include withdrawal or surrender charges or Separate Account, policy or contract charges (general administrative expenses and mortality and expense risk charges or cost of insurance charges). For information regarding performance for your variable annuity contract or variable life insurance policy, please contact your sales representative. Additional information regarding MetLife products and services is available by calling 1-800-METLIFE or by visiting our Web site at www.metlife.com.

This report has been prepared for the owners and prospective owners of various insurance policies and annuity contracts issued by Metropolitan Life Insurance Company and Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of Metropolitan Life, and shareholders of Metropolitan Series Fund, Inc. This report is not authorized for distribution to prospective purchasers of any of those policies or contracts unless preceded or accompanied by the current prospectuses for the appropriate contract or policy and for Metropolitan Series Fund, Inc., which contain other important information including applicable fees and charges.

                         If you want more information,
                   please contact your sales representative.


--------------------------------------------------------------------------------

[LOGO OF METLIFE(R)]                                       ---------------------

Metropolitan Life Customer Service Center - Tulsa                PRSRT STD
P.O. Box 21889                                              U.S. Postage Paid
Tulsa, OK 74212-1889                                              METLIFE

Address Service Requested                                  ---------------------

MSFAnnual(0200)
Date of First Use 2/18/2000                            E00028MPE(exp0800)MLIC-LD